UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-04920

WASATCH FUNDS TRUST

(Exact name of registrant as specified in charter)

150 Social Hall Avenue

4th Floor

Salt Lake City, Utah 84111

(Address of principal executive offices)(Zip code)

(Name and Address of Agent for Service)	Copy to:

Samuel S. Stewart, Jr. Wasatch Funds Trust 150 Social Hall Avenue, 4th Floor Salt Lake City, Utah 84111	Eric F. Fess, Esq. Chapman & Cutler LLP 111 West Monroe Street Chicago, IL 60603

Registrant’s telephone number, including area code: (801) 533-0777

Date of fiscal year end: September 30

Date of reporting period: March 31, 2011

Item 1: Report to Shareholders.

Semi-Annual Report &

Quarterly Commentaries

March 31, 2011

EQUITY FUNDS BOND FUNDS (SUB-ADVISED)

Wasatch Core Growth Fund® Wasatch Emerging Markets Small Cap Fund™ Wasatch Global Opportunities Fund™ Wasatch Global Science & Technology Fund® Wasatch Heritage Growth Fund® Wasatch International Growth Fund® Wasatch International Opportunities Fund® Wasatch Large Cap Value Fund™ Formerly Wasatch-1st Source Income Equity Fund Wasatch Long/Short Fund™ Formerly Wasatch-1st Source Long/Short Fund Wasatch Micro Cap Fund® Wasatch Micro Cap Value Fund® Wasatch Small Cap Growth Fund® Wasatch Small Cap Value Fund® Wasatch Strategic Income Fund® Wasatch Ultra Growth Fund® Wasatch-1st Source Income Fund™ Wasatch-Hoisington U.S. Treasury Fund®

Thank you for your investment in Wasatch Funds. We hope this report will be helpful to you in exploring and understanding each of the funds within the Wasatch family. We have included the latest quarterly manager’s comments in order to provide you with the most current thoughts from each of our lead portfolio managers. Quarterly commentaries can always be found on our website www.WasatchFunds.com approximately three weeks after the end of each calendar quarter.

Who we are

We are a research driven, employee owned firm managing no-load mutual funds. Located at the foot of the Wasatch Mountains in Salt Lake City, Utah, we are far away from Wall Street and its herd mentality. Our portfolio managers are independent, yet collaborative, thinkers who bring substantial experience to their funds.

Where we came from

Founded in 1975, by Dr. Sam Stewart, we initially focused on growth investing in small companies. Using a fundamental, bottom up research method we looked for market inefficiencies relative to the long term growth potential of lesser known companies. Investing in small, harder to find companies required a disciplined, rigorous and independent research process. Over time, Wasatch added more research professionals and began applying the same successful process to investing in micro, value, international, and larger companies.

What we believe

We believe in common sense investing, involving deep due diligence, cross-team collaboration, and commitment to discipline, as we follow our central investment philosophy of:

“Earnings Growth Drives Stock Prices Over the Long Term”

What we do

We utilize a proven and repeatable process to uncover interesting companies. We look deeper to find and understand each company. We leverage portfolio managers from across the firm to fully vet each investment idea. We stay true to our investment style. We close funds before they get too large in order to protect shareholders. We seek to deliver above-average returns over the long-term, and we strive in every way to earn the trust of our shareholders.

What makes Wasatch different?

Deeper – We use an intensely thorough process to fully understand each investment. Disciplined – We stick to our process and investment style regardless of market fads.

Collaborative – We work across portfolios to leverage valuable experience and research insights.

Independent – We do our own research to avoid getting caught in the herd.

If you have any questions please visit our website www.WasatchFunds.com or feel free to call us Monday through Friday 7:00 a.m – 7:00 p.m Central Time at 800.551.1700.

Investing in small cap funds will be more volatile and loss of principal could be greater than investing in large cap or more diversified funds. Investing in foreign securities, especially in emerging markets, entails special risks, such as currency fluctuations and political uncertainties, which are described in more detail in the prospectus. An investor should consider investment objectives, risks, charges and expenses carefully before investing.

To obtain a prospectus containing this and other information visit www.wasatchfunds.com or call 800.551.1700. Please read the prospectuscarefully before investing. Wasatch Funds are distributed by ALPS Distributors, Inc.

Wasatch Funds

Salt Lake City, Utah

www.wasatchfunds.com

800.551.1700

This material must be accompanied or preceded by a prospectus.

Please read the prospectus carefully before you invest.

Wasatch Funds are distributed by ALPS Distributors, Inc.

LETTER TO SHAREHOLDERS —“THE BULL CHARGES ON”

Samuel S. Stewart, Jr. PhD, CFA President of Wasatch Funds

DEAR FELLOW SHAREHOLDERS:

THE ECONOMY

Wall Street is primarily focused on short-term questions such as: Will the Federal Reserve (Fed) raise interest rates? Will the decline in weekly jobless claims continue? Will monthly housing starts improve? These economic indicators are interesting data points, but they often lead to more market volatility than is warranted by the underlying economy. Meanwhile, the long-term direction of the economy and the stock market will be determined by larger forces — forces many investors seem to be currently ignoring. Burdensome government debt, regulations that put U.S. companies at a competitive disadvantage, political ineffectiveness, educational morass, and other significant systemic challenges remain a concern for the long-term health of our economy.

Looking at the short-term data trends, the good news is that despite the stubbornly sticky 8.8% unemployment rate many economic signals are showing increasing strength.[1] The bad news is the recent appearance of rapidly increasing commodity prices, which could lead to inflation and dampen the recovery. There has been a quick change in sentiment from just a few months ago when the talk on the street was about the possibility of deflation. I didn’t consider deflation to be a significant threat, but even I have been surprised by how quickly inflationary pressures have appeared in what is still a muddling economy.

Rising demand from recovering economies has unfortunately combined with bad weather and turmoil in the Middle East and North Africa to drive oil, wheat, cotton, cocoa and other commodity prices up significantly. Oil prices have now returned to the level which caused real concern shortly before the 2008 financial crisis. As an input to so much of the world economy, sustained high oil prices will have noticeably negative impact on the global economic recovery.

Meanwhile, the Fed, now forced to be concerned about early signs of potential inflation, has begun selling some of their mortgage-backed securities. These sales counteract the originally intended stimulative impact of the Fed’s quantitative easing program (QE2) to some degree. The challenge for the Fed is the delicate balance required to stimulate the economy without triggering significant inflation while using only the very blunt tools at its disposal. Given the economic complexity, and the seemingly continuous stream of unexpected external events, I would consider a muddling slow-growth recovery to be a successful outcome.

Globally, several rapidly growing emerging countries, like China and India, have been tapping on the brakes of their economies in an effort to keep increasing inflationary pressures in check. The combination of slowing emerging economies and recovering developed economies brings us closer to equilibrium in growth throughout the world, but emerging countries still appear well positioned to outpace developed economies over the next several years.

THE MARKET

I’ve mentioned previously that the market rebounded more quickly from the 2008 financial and economic crisis than I believe the economic recovery warranted. The market’s strength continues to leave me a little concerned about whether investors truly learned the lesson from 2008 about preservation of capital. The market’s lack of sustained reaction to the events during the first quarter of 2011 again show underlying investor optimism that may be overdone. Recent events led to increased market volatility, but in the end the U.S. stock market still posted its strongest first quarter gain in 12 years, with the S&P 500 up nearly 6% for the quarter.

Following the tragic earthquake and tsunami in Japan, the Japanese market saw a drastic two-day sell off of roughly 16%. Even the Japanese market bounced back quickly, recovering roughly half of the losses within days while the extent of the tragedy was still unfolding. At quarter end, the Nikkei 225 Index remained below its March peak, but higher than it was just five months ago.

The ouster of Tunisian President Ben Ali, followed by the uprising in Egypt and the unrest that spread quickly through the Middle East and North Africa is another significant human story. It is also having economic impact throughout the world with escalating oil prices. The Egyptian stock market closed for nearly two months as events unfolded. When the market finally re-opened in March it dropped about 9% on the first day, but by the end of the quarter it too had rebounded, ending down just 3% since re-opening.2

Closer to home, U.S. companies continue to reflect signs of an improving business environment. Growth expectations for 2011 are looking brighter but still remain fairly modest. Given the challenges facing the longer-term health of the U.S economy, I think the domestic stock market is unlikely to continue advancing at the pace we saw in the first quarter, despite underlying investor optimism.

WASATCH PERFORMANCE

Lipper recently recognized two of the Wasatch international mutual funds, the Wasatch International Opportunities Fund and the Wasatch International Growth Fund, with the prestigious Lipper Fund Award for being the #1 International Small/Mid-Cap Growth Funds based on consistent (risk-adjusted) return for the 5-year and 3-year periods, respectively, as of 12/31/10 (out of 67 and 75 funds). This is another testament to the strength of our international team, now a decade old, and the opportunity we believe exists to apply the Wasatch investment approach abroad.

MARCH 31, 2011

Coming off what was a pretty strong year for Wasatch in 2010, our funds in general had a slightly sluggish first quarter relative to the market (see our website www.wasatchfunds.com for the latest performance details). The broad market move toward higher quality companies last year has made it harder for us to find interesting undervalued opportunities. We feel confident in the quality and prospects of our portfolio companies, but given the current economic uncertainty we are generally willing to give up a little upside potential in order to maintain the quality of our portfolios. Rotating into lower quality companies in search of better values at times like these has historically proven to be a mistake.

As I write this letter, we are completing final preparations for a new fund that we plan to launch around the end of April. The Wasatch Emerging India Fund (WAINX) will focus on Indian firms, with a bias toward smaller companies. This is a narrowly focused fund because we believe India offers a uniquely interesting investment opportunity for the next decade and beyond.

India is the fourth largest economy in the world and growing rapidly.3 More importantly, it is home to many small, less-followed companies with compelling business opportunities, high quality managements and strong financials. And with a vibrant initial public offering (IPO) market, investment opportunities in India continue to expand.

Few U.S. investors are focused specifically on India. Instead, India typically gets included as part of an Emerging Market Fund allocation, where Indian investments are likely relegated to large cap companies. We believe, in typical Wasatch fashion, that the best opportunity in India is to get off the beaten path and find the unknown smaller companies that we expect will be the beneficiaries of rapid projected growth in India’s middle class.

Wasatch has been investing in India for more than 10 years because India is far ahead of many emerging markets in infrastructure quality and regulatory oversight. Focusing on a single country will add a different element of risk to this Fund, but India is a country in which we have great long-term confidence.

We believe the Fund’s April launch may end up being timely because the Indian market is off roughly 11% from its recent highs (based on the MSCI India IMI Index); but of course our real interest is where we believe this market can go over the next decade, not the next year. I was in India last month and was again taken aback by the abundant signs of development and the growing middle class wherever I went.

As with each new Wasatch fund, we are excited both for the prospects of the Emerging India Fund itself and for the insights we expect it will deliver across our research team as we dig even deeper into this market. We look forward to bringing the Emerging India Fund into the Wasatch family. You will be able to get more details about this new fund on our website if you’re interested.

Thank you for the opportunity to manage your assets.

Sincerely,

Samuel S. Stewart, Jr.

President of Wasatch Funds

Information in this report regarding market or economic trends or the factors influencing historical or future performance reflects the opinions of management as of the date of this report. These statements should not be relied upon for any other purpose. Past performance is no guarantee of future results, and there is no guarantee that the market forecasts discussed will be realized.

The Lipper Fund Awards are awarded annually to the highest Lipper Leader for Consistent Return (risk-adjusted) value within each eligible fund classification over a three, five, or 10-year period. Lipper award designations are not intended to constitute investment advice or predict future results, and Lipper does not guarantee the accuracy of this information. Past performance is not indicative of future results.

Quantitative easing is a government monetary policy used to increase the money supply by buying government securities or other securities from the market. Quantitative easing increases the money supply by flooding financial institutions with capital in an effort to promote increased lending and liquidity. QE2 is the nickname for the second round of quantitative easing announced by Federal Reserve (Fed) chairman Ben Bernanke in November 2010 whereby the Fed would buy billions of dollars in long-term U.S. Treasury securities in an effort to jump start the sluggish economic recovery.

An initial public offering (IPO) is a company’s first sale of stock to the public.

The Nikkei 225 is the average price of 225 stocks traded on the first section of the Tokyo Stock Exchange. It is a frequent measure of common stock total return performance in Japan. The MSCI India IMI Index is a free float-adjusted market capitalization weighted index designed to measure the equity market performance of large, mid, and small cap companies in India. You cannot invest in these or any indices.

1Source: U.S. Bureau of Labor and Statistics.

2Source: FactSet.

3Source: CIA World Factbook 2010.

CFA® is a trademark owned by CFA Institute.

WASATCH CORE GROWTH FUND (WGROX) — Management Discussion	MARCH 31, 2011

The Wasatch Core Growth Fund is managed by a team of Wasatch portfolio managers led by JB Taylor and Paul Lambert.

JB Taylor Portfolio Manager	Paul Lambert Portfolio Manager	OVERVIEW The Wasatch Core Growth Fund gained 6.66% in the first three months of 2011. It was a strong quarter for U.S. equities, with the Russell 2000 Index and S&P 500 Index rising 7.94% and

5.92%, respectively. The stock market’s performance was particularly impressive given some of the turmoil around the globe and continued economic headwinds here at home.

We attribute the market’s resilience to the massive amount of liquidity provided by “QE2,” the second round of quantitative easing since the credit crisis. The Federal Reserve (Fed) signaled its intent to embark on QE2 late last August and began purchasing Treasuries in November. The anticipation and subsequent reality of the Fed’s actions have fueled the market’s gains over the past seven months. Therefore, the same trends that emerged in the latter part of 2010 have continued into 2011. Appetites for risk remain elevated, and high technology and commodities are still two of the hottest areas of the market. Energy stocks have received an additional boost from the spike in oil prices caused by unrest in the Middle East and North Africa.

Without much participation in high technology and commodity-oriented sectors, it was difficult for the Fund to keep up with the small cap market this quarter. The lofty price-to-earnings (P/E) multiples and fast-changing dynamics in technology make many tech stocks less appropriate for our style. We also tend to be underinvested in energy and materials companies since their prospects generally depend on volatile commodity prices. Our focus is on capturing stable, consistent earnings growth at a reasonable price. We follow this discipline at all times, regardless of what hot sectors may be driving the market.

Solid stock picking in several areas, including consumer staples and industrials, helped mitigate our relatively low exposure to the market’s high-flying sectors. We own interesting companies that are doing well independently of broad economic trends, and whose stocks have risen on the heels of good earnings announcements. We have seen particularly strong price appreciation from some of our largest positions — positions we have held, and had conviction in, for a long time.

DETAILS OF THE QUARTER

One of our best-performing stocks this quarter was Herbalife Ltd., a global marketer of nutritional products that is a top 10 holding in the Fund. The company sells its products through a network of independent distributors who earn income from their own sales, as well as the sales of distributors they recruit. Once these multi-level models gain momentum, they tend to keep growing at high rates for a long period of time. We think Herbalife is a classic example of this, and the company is seeing growth in all of its major markets.

Copart, Inc. and Aaron’s, Inc. were also top contributors. Copart, a provider of auto salvage auction services, completed a successful tender offer in January, buying back almost 15% of its shares. Aaron’s, a rent-to-own retailer, is benefiting from the shrinking availability of credit for lower-income consumers. Banks and credit card companies have tightened lending standards in the wake of the financial crisis, leaving this demographic with fewer financing options.

Life Time Fitness, Inc., a chain of fitness centers, had a weak quarter despite reporting solid operating results. Like many consumer names, Life Time was impacted by concerns that rising gas prices would cut into discretionary spending. We also think it was giving back some of its upward momentum after having done so well off the market bottom. We feel Life Time offers a best-in-class member experience at an affordable price, and it is still one of our largest positions.

Other stocks that lagged included City Union Bank Ltd. and Axis Bank Ltd., both Indian banks. India was one of the worst performing equity markets this quarter, mainly due to worries about rising inflation. The weakness in the market, combined with the lingering effects of corporate governance issues in the banking industry, weighed on City Union and Axis. Nonetheless, we remain enthusiastic about these two names — and the other Indian banks we own — given their underlying fundamental strength. These companies have grown rapidly over the past decade and are expected to continue to grow at high rates in the coming years. Current and future holdings are subject to risk.

OUTLOOK

If the Fed keeps intervening, and there is a QE3 after QE2, optimism and appetite for risk could remain high. This scenario would be challenging for us, since P/Es would probably continue to skyrocket in the same hot sectors, namely high technology and commodities. We would participate in the rally but struggle to keep up with the market, similar to this quarter.

We think a more likely scenario is that optimism fades as the headwinds facing the economy continue to blow. The overall tax burden is rising, news on the housing market remains bleak, and gasoline prices are the highest they have been since 2008. In this type of environment, we believe real growth will be hard to come by, and that the growth of our portfolio companies will shine.

Thank you for the opportunity to manage your assets.

WASATCH CORE GROWTH FUND (WGROX) — Portfolio Summary	MARCH 31, 2011

AVERAGE ANNUAL TOTAL RETURNS

	SIX MONTHS*	1 YEAR	5 YEARS	10 YEARS
Core Growth	22.54%	26.77%	2.35%	7.68%
Russell 2000® Index	25.48%	25.79%	3.35%	7.87%
Russell 2000® Growth Index	27.93%	31.04%	4.34%	6.44%

Data shows past performance, which is not indicative of future performance. Current performance may be lower or higher than the performance quoted. To obtain the most recent month-end performance data available, please visit www.wasatchfunds.com. The Advisor may absorb certain Fund expenses, without which total return would have been lower. Investment returns and principal value will fluctuate and shares, when redeemed, may be worth more or less than their original cost.

As of the January 31, 2011 prospectus, the Total Annual Fund Operating Expenses for the Wasatch Core Growth Fund are 1.41%. The expense ratio shown elsewhere in this report may be different. Expenses include direct expenses paid to the Advisor as well as indirect expenses incurred by the Fund as a result of its investments in other investment companies (each an “Acquired Fund”), before any expense reimbursements by the Advisor. The Net Expense includes any reimbursement by the Advisor. See the prospectus for additional information regarding Fund expenses.

Wasatch Funds will deduct a 2.00% redemption proceeds fee on Fund shares held 60 days or less. Performance data does not reflect the deduction of fees or taxes, which if reflected, would reduce the performance quoted. For more complete information including charges, risks and expenses, read the prospectus carefully.

Investing in small cap funds will be more volatile and loss of principal could be greater than investing in large cap or more diversified funds.

*Not	annualized.

TOP 10 EQUITY HOLDINGS**

Company	% of Net Assets
Copart, Inc.	5.6%
Herbalife Ltd.	3.5%
MEDNAX, Inc.	3.4%
Dollar Financial Corp.	3.2%
IDEX Corp.	3.0%

Company	% of Net Assets
LKQ Corp.	3.0%
Alliance Data Systems Corp.	3.0%
Life Time Fitness, Inc.	2.8%
MSCI, Inc., Class A	2.6%
Emeritus Corp.	2.4%

**	As of March 31, 2011, there were 56 holdings in the Fund. Portfolio holdings are subject to change at any time. References to specific securities should not be construed as recommendations by the Funds or their Advisor. Current and future holdings are subject to risk.

SECTOR BREAKDOWN†

†	Excludes securities sold short and options written, if any.

††Also	includes Other Assets & Liabilities.

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT

Past performance does not predict future performance and the graph above does not reflect the deduction of taxes you would pay on fund distributions or the redemption of fund shares. Performance shown in the chart above does not include any applicable sales charges and fees. Wasatch does not charge any sales fees. The Russell 2000 Index is an unmanaged total return index of the smallest 2,000 companies in the Russell 3000 Index, as ranked by total market capitalization. The Russell 2000 Index is widely regarded in the industry as accurately capturing the universe of small company stocks. The Russell 2000 Growth Index is an unmanaged total return index that measures the performance of those Russell 2000 Index companies with higher price-to-book ratios and higher forecasted growth values. You cannot invest directly in these or any indices.

WASATCH EMERGING MARKETS SMALL CAP FUND (WAEMX) — Management Discussion	MARCH 31, 2011

The Wasatch Emerging Markets Small Cap Fund is managed by a team of Wasatch portfolio managers led by Roger Edgley and Laura Geritz.

Roger D. Edgley, CFA Portfolio Manager	Laura Geritz, CFA Portfolio Manager	OVERVIEW The first quarter saw emerging markets correct after a strong year in 2010. The Wasatch Emerging Markets Small Cap Fund returned -3.50% for the quarter and underperformed the

MSCI Emerging Markets Small Cap Index, which returned -2.72%. Small cap stocks in emerging markets underperformed large caps due to the stronger performance of large global sectors, namely energy, materials and information technology. Assets generally flowed out of emerging markets back into developed markets, including the U.S. The MSCI Emerging Markets Index gained 2.05%.

DETAILS OF THE QUARTER

In the first quarter, “value” markets (Japan and Southern Europe) performed well after a difficult 2010 and “growth markets” (emerging) corrected. Tumultuous political events in the Middle East dominated the news and seriously affected sentiment regarding emerging markets. For other markets, like China and India, concerns about the ability of central banks to tackle inflation, especially food inflation, were a source of market anxiety.

Our investments in Egypt were affected by closure of the stock market and investment flows out of the country as protests against the Mubarak government continued, including Egyptian Financial Group-Hermes Holding, Nationale Societe Generale Bank, and Paints & Chemicals Industries. Our exposure to Egypt was about 1.5% at quarter-end. We are still constructive on our Egyptian financials, as we see investment picking up after the first quarter.

The previously underperforming Indian and Indonesian markets started to level out toward the end of the quarter as concerns about inflation and in India, the budget and elections, started to subside. We are overweight in these markets and continue to hold an optimistic long-term view. We expect broad growth across the small companies we own in India and Indonesia — from banks, to retailers, to toll-road operators.

It is worth mentioning changes in one country we just visited. Korea may soon “graduate” from emerging to developed status, as its per capita gross domestic product (GDP) is approaching that of southern Europe. Korea is one of the most export driven countries in the world, globally competitive in shipbuilding, autos (Kia and Hyundai have been growing rapidly in the U.S.), semiconductors, consumer electronics, and biotechnology.

Korea is the classic Asian success story where consumer spending was suppressed for many years, as the focus was on long-term investment in export-oriented industries often competing head on against Japan. For many years, the Korean “chaebol” (South Korean form of global business conglomerate) were singularly focused on building market share at the expense of returns on capital. With the 1997 Asian financial crisis came tight capital and a banking system that had to become more rational. Since then, Korean companies have changed their views on profitability, returns on capital, and the role of bank lending. Today, we think there are many more interesting, leading edge small companies in Korea with experienced, educated managements compared to larger companies. As large Korean companies have extended their global reach, there has been a sea change in the role of small Korean companies. They support their larger customers, the chaebol, in flexible and innovative ways.

We believe Korea’s smaller companies are underappreciated for their quality and diversity, and that they are more outward-looking and growth-oriented than many small Japanese companies we know.

One of the strongest aspects of the Korean story is the education system. In Organisation for Economic Co-Operation and Development (OECD) studies in 2009, Korea ranks among the top 10 educational systems in the world. In terms of low high school drop out rates, Korea ranks in the top five countries, tied with Finland. Like Japan, Korea is applying its knowledge and determination to areas like electronics and communications and relentlessly improving its manufacturing abilities. However, Korea is more aggressive about growing in emerging markets.

Korean companies are well placed in emerging markets. They have worked hard to create product quality comparable to Japanese standards yet sell at price points significantly below Japanese levels, a function of their lower costs in Korea and the higher level of manufacturing they do outside of Korea. In markets like China, Korean companies are seeing significant growth. LG, Samsung and Kia have become global brand names and have overtaken well-known Japanese names like Panasonic and Sony. They are now the innovators.

Following are some of the companies we own in Korea. iMarketKorea is a web-based procurement business set up by Samsung to lower buying costs for companies. Partron is a manufacturer and designer of components for smartphones building a customer base across Asia. Daum Communications is an Internet portal designed for use by smartphones with a significant search market in Korea. One of the common features of our Korean companies is the level of technology employed and the investment in research and development. Current and future holdings are subject to risk.

OUTLOOK

In conclusion, the first quarter was marked by huge world events, which will have long term consequences. The correction has allowed us opportunities to find new investments as capital flowed out of emerging markets. We believe the Fund is well positioned and will continue to reward a long-term view to investment.

We are grateful for your ongoing support as shareholders.

CFA® is a trademark owned by CFA Institute.

WASATCH EMERGING MARKETS SMALL CAP FUND (WAEMX) — Portfolio Summary	MARCH 31, 2011

AVERAGE ANNUAL TOTAL RETURNS

	SIX MONTHS*	1 YEAR	5 YEARS	SINCE INCEPTION 10/1/07
Emerging Markets Small Cap	4.65%	26.54%	N/A	6.60%
MSCI Emerging Markets Small Cap Index	4.98%	17.74%	N/A	2.49%
MSCI Emerging Markets Index	9.53%	18.46%	N/A	1.33%

Data shows past performance, which is not indicative of future performance. Current performance may be lower or higher than the performance quoted. To obtain the most recent month-end performance data available, please visit www.wasatchfunds.com. The Advisor may absorb certain Fund expenses, without which total return would have been lower. Investment returns and principal value will fluctuate and shares, when redeemed, may be worth more or less than their original cost.

As of the January 31, 2011 prospectus, the Total Annual Fund Operating Expenses for the Wasatch Emerging Markets Small Cap Fund are 2.39%. The Net Expenses are 1.95%. The expense ratio shown elsewhere in this report may be different. Expenses include direct expenses paid to the Advisor as well as indirect expenses incurred by the Fund as a result of its investments in other investment companies (each an “Acquired Fund”), before any expense reimbursements by the Advisor. Net Expenses are based on Fund expenses, net of waivers and reimbursements. See the prospectus for additional information regarding Fund expenses.

Wasatch Funds will deduct a 2.00% redemption proceeds fee on Fund shares held 60 days or less. Performance data does not reflect the deduction of fees or taxes, which if reflected, would reduce the performance quoted. For more complete information including charges, risks and expenses, read the prospectus carefully.

Investing in foreign securities, especially in emerging markets, entails special risks, such as currency fluctuations and political uncertainties, which are described in more detail in the prospectus. Investing in small cap funds will be more volatile and loss of principal could be greater than investing in large cap or more diversified funds.

*Not	annualized.

TOP 10 EQUITY HOLDINGS**

Company	% of Net Assets
Mr Price Group Ltd. (South Africa)	2.2%
PT Holcim Indonesia Tbk (Indonesia)	2.1%
Colgate-Palmolive India Ltd. (India)	1.9%
Mahindra & Mahindra Financial Services Ltd. (India)	1.9%
Clicks Group Ltd. (South Africa)	1.8%

Company	% of Net Assets
PT Harum Energy Tbk (Indonesia)	1.5%
Bata India Ltd. (India)	1.4%
Dah Chong Hong Holdings Ltd. (Hong Kong)	1.4%
Restoque Comercio e Confeccoes de Roupas S.A. (Brazil)	1.4%
Tegma Gestao Logistica (Brazil)	1.4%

**	As of March 31, 2011, there were 116 holdings in the Fund. Portfolio holdings are subject to change at any time. References to specific securities should not be construed as recommendations by the Funds or their Advisor. Current and future holdings are subject to risk.

SECTOR BREAKDOWN†

†	Excludes securities sold short and options written, if any.

††	Also includes Other Assets & Liabilities.

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT

Past performance does not predict future performance and the graph above does not reflect the deduction of taxes you would pay on fund distributions or the redemption of fund shares. Performance shown in the chart above does not include any applicable sales charges and fees. Wasatch does not charge any sales fees. ‡Inception: October 1, 2007. The MSCI Emerging Markets and Small Cap indices are free float-adjusted market capitalization indices that are designed to measure equity market performance in the global emerging markets. You cannot invest directly in these or any indices.

WASATCH GLOBAL OPPORTUNITIES FUND (WAGOX) — Management Discussion	MARCH 31, 2011

The Wasatch Global Opportunities Fund is managed by a team of Wasatch portfolio managers led by Robert Gardiner and Blake Walker.

Robert Gardiner, CFA Portfolio Manager	Blake H. Walker Portfolio Manager	OVERVIEW The Wasatch Global Opportunities Fund started the year on a positive note, gaining 5.83% in the first quarter. It was also a good quarter for the world’s equity markets. Stocks in most countries advanced on top of strong performance in the second half of 2010.

The Fund outperformed the benchmark indices, despite several headwinds. The U.S. stock market was one of the world’s strongest markets, and we were underweight in the United States. Emerging markets were relatively weak, and we were overweight in emerging markets. Lastly, the Fund is weighted toward the “smallest of the small caps,” including micro caps, because we believe this is where the greatest market inefficiencies exist. Our emphasis on very small stocks worked against us relative to the small cap indices, since larger names in the indices had the best returns. Given these challenges, we were pleased the Fund outperformed.

DETAILS OF THE QUARTER

The Japanese market was weak due to the earthquake and ensuing nuclear disaster, but our investments in Japan gained more than 8%. Several stocks that are benefiting from the global migration from traditional retailing to Internet retailing did particularly well, including Start Today. GCA Savvian Group, a firm that advises on mergers and acquisitions, was another top performer on an improved outlook for transaction volumes. We think the quality of our holdings also had a lot to do with the strong results in Japan. When investing in any country, we focus on companies with healthy profits and solid balance sheets, and these types of names tend to be resilient in volatile times.

We continued to do well in Western Europe, led by strength in Germany. Wirecard was the top contributor in the portfolio, and Gerry Weber International was not far behind. Wirecard is one of the leading processors of online payment transactions in Europe. Like Start Today, it is capitalizing on the trend toward Internet shopping. The company has started expanding around the world and recently announced partnerships with two major payment-processing firms in China. Gerry Weber, a women’s apparel wholesaler and retailer, is posting good sales growth and is accelerating its growth throughout Europe based on the popularity of its concept.

South Korea was a bright spot in emerging markets, driven by strong returns from our information technology companies. One of our best-performing stocks was Koh

Young Technology, a manufacturer of equipment that inspects printed circuit boards (PCB) for defects. The company is benefiting from a rebound in spending on inspection equipment following a period of underinvestment. In addition, PCB boards are becoming increasingly miniaturized, so less inspection can be done manually. Technology was not only a winning sector in South Korea, it was the top sector in the Fund. Technology companies are doing well generally, and our holdings across the software and services, semiconductor, and hardware and equipment industries produced substantial gains.

In the United States, the Fund’s underweight in energy and materials companies negatively impacted performance. With the rising price of oil and other commodities, these were strong sectors of the market. Our position in Orexigen Therapeutics, also detracted from performance. Orexigen is a U.S. biotechnology firm whose stock tumbled after the Food and Drug Administration (FDA) rejected its lead drug candidate. Because of the FDA’s decision, there are no steady sources of revenue on the horizon, and we sold our position.

During the quarter, we visited India and South Africa and added some interesting new names to the Fund as a result of those trips. For example, we bought shares of Clicks Group, which we like to think of as the Walgreens of South Africa. Clicks is the dominant health and beauty retailer in the country, and we believe it still has lots of headroom to grow. It is benefiting from the rise of South Africa’s middle class and is also taking market share from “mom and pop” stores. The consolidation of fragmented industries with many small players into organized industries with a few key players is a trend we are seeing across emerging markets. Companies that are capitalizing on this trend are attractive to us, because their growth prospects are not heavily dependent on macroeconomic factors. Current and future holdings are subject to risk.

OUTLOOK

Investors have had a lot of negative news to digest, including the nuclear crisis in Japan, inflation in emerging countries and political unrest in North Africa and the Middle East. We believe the markets have been surprisingly resilient given what is happening around the world.

In this period of so many uncertainties, it is business as usual at Wasatch. As always, we are not spending much time thinking about broad trends in the economy or the geopolitical climate. Instead, we remain focused on what we do best, which is in-depth fundamental research and bottom-up stock picking. The fundamentals of our portfolio companies look solid and have continued to improve coming out of the recession. Valuations are not what they were two years ago at the bottom of the market. However, we are still finding good companies that seem reasonably valued.

Thank you for the opportunity to manage your assets.

CFA® is a trademark owned by CFA Institute.

WASATCH GLOBAL OPPORTUNITIES FUND (WAGOX) — Portfolio Summary	MARCH 31, 2011

AVERAGE ANNUAL TOTAL RETURNS

	SIX MONTHS*	1 YEAR	5 YEARS	SINCE INCEPTION 11/17/08
Global Opportunities	18.18%	25.78%	N/A	44.81%
MSCI AC World Small Cap Index	19.28%	23.80%	N/A	38.26%
S&P Global SmallCap Index	18.47%	23.53%	N/A	35.97%
MSCI AC World IMI Index	14.29%	15.32%	N/A	25.68%

Data shows past performance, which is not indicative of future performance. Current performance may be lower or higher than the performance quoted. To obtain the most recent month-end performance data available, please visit www.wasatchfunds.com. The Advisor may absorb certain Fund expenses, without which total return would have been lower. Investment returns and principal value will fluctuate and shares, when redeemed, may be worth more or less than their original cost.

As of the January 31, 2011 prospectus, the Total Annual Fund Operating Expenses for the Wasatch Global Opportunities Fund are 1.88%. The expense ratio shown elsewhere in this report may be different. Expenses include direct expenses paid to the Advisor as well as indirect expenses incurred by the Fund as a result of its investments in other investment companies (each an “Acquired Fund”), before any expense reimbursements by the Advisor. Net Expenses are based on Fund expenses, net of waivers and reimbursements. See the prospectus for additional information regarding Fund expenses.

Wasatch Funds will deduct a 2.00% redemption proceeds fee on Fund shares held 60 days or less. Performance data does not reflect the deduction of fees or taxes, which if reflected, would reduce the performance quoted. For more complete information including charges, risks and expenses, read the prospectus carefully.

Investing in small and micro cap funds will be more volatile and loss of principal could be greater than investing in large cap or more diversified funds. Investing in foreign securities, especially in emerging markets, entails special risks, such as currency fluctuations and political uncertainties, which are described in more detail in the prospectus. Being non-diversified, the Fund can invest a larger portion of its assets in the securities of a limited number of companies than a diversified fund. Non-diversification increases the risk of loss to the Fund if the values of these securities decline.

*Not	annualized.

TOP 10 EQUITY HOLDINGS**

Company	% of Net Assets
Melexis N.V. (Belgium)	1.7%
Wirecard AG (Germany)	1.7%
O2Micro International Ltd. ADR (China)	1.2%
Dollar Tree, Inc.	1.2%
Resources Connection, Inc.	1.1%

Company	% of Net Assets
Ted Baker plc (United Kingdom)	1.1%
OPNET Technologies, Inc.	1.0%
Power Integrations, Inc.	0.9%
RPS Group plc (United Kingdom)	0.9%
TTM Technologies, Inc.	0.9%

**	As of March 31, 2011, there were 342 holdings in the Fund. Portfolio holdings are subject to change at any time. References to specific securities should not be construed as recommendations by the Funds or their Advisor. Current and future holdings are subject to risk.

SECTOR BREAKDOWN†

†	Excludes securities sold short and options written, if any.

††	Also includes Other Assets & Liabilities.

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT

Past performance does not predict future performance and the graph above does not reflect the deduction of taxes you would pay on fund distributions or the redemption of fund shares. Performance shown in the chart above does not include any applicable sales charges and fees. Wasatch does not charge any sales fees. ‡Inception: November 17, 2008. The MSCI AC World Small Cap Index is an unmanaged index and includes reinvestment of all dividends of issuers located in countries throughout the world representing developed and emerging markets, including securities of U.S. issuers, with market capitalizations between US $200 million and $1.5 billion. The S&P Global SmallCap Index is an unmanaged index and includes reinvestment of all dividends of issuers located across developed and emerging markets, including the United States, that fall in the bottom 15% of their country’s market cap range. The MSCI AC World IMI Index (All Country World Investable Markets Index) is a free float-adjusted market capitalization weighted index designed to measure the equity market performance of large, mid, and small cap companies across developed and emerging markets throughout the world. You cannot invest directly in these or any indices.

WASATCH GLOBAL SCIENCE & TECHNOLOGY FUND (WAGTX) — Management Discussion	MARCH 31, 2011

The Wasatch Global Science & Technology Fund is managed by a team of Wasatch portfolio managers led by Sam Stewart.

Samuel S. Stewart, Jr. PhD, CFA Portfolio Manager

OVERVIEW

We are pleased to report that the first quarter was a productive time for the Fund. First, we built on our strong recent performance by generating a return of 6.60%, bringing the Fund’s one-year gain to 24.61%. Second, we announced that the Fund would change its name to the Wasatch World Innovators Fund on April 1, 2011. The Fund will continue to look for growing and innovative companies throughout the world, but its restriction to the science and technology sectors will be removed so that we may more freely invest across the entire market. The Fund will continue to have significant investments in science and technology stocks, since these are fertile areas for the types of companies in which we seek to invest.

We are enthusiastic about the new name. Not only does it have a nice ring to it, but it also better represents our mission. This is not, after all, an exchange-traded fund that mindlessly tracks a technology index. Instead, it is a classic Wasatch Fund that strives to find the best growth companies in the world, with a specific focus on companies whose innovative business models are reshaping the industries in which they compete.

A key aspect of our approach is that we will look for investments in all economic sectors, since innovation is not exclusive to technology and health care companies. As an example, we recently added two business services companies — Japanese trucking broker Transcom Co. Ltd. and commercial printing broker InnerWorkings Inc. In both cases, the companies entered huge, fragmented markets where suppliers offer commoditized services but win business on relationships as much as price. These companies use technology to aggregate information about suppliers’ equipment availability and pricing to create a real-time marketplace that customers can use to procure the fastest, highest quality service at the lowest price. Both companies are taking market share and dramatically outpacing industry growth rates.

The retail business is as old as human history, and yet the sector is also home to a wealth of innovative companies. For example, Amazon.com, Inc. has a unique model for selling, warehousing, and delivering its products, which allows it to offer the longest list of products at or near the best price available. While Amazon is probably the most well known example, dozens of online retailers are indelibly transforming their businesses. Included in this group are three stocks we added to the portfolio in recent months: ASOS plc (United Kingdom) and Yoox S.p.A. (Italy), which offer fashion and luxury clothing, respectively; zooplus AG, a European retailer of pet supplies; and Ctrip.com International, Ltd., a dominant Chinese hotel and airline ticket site.

DETAILS OF THE QUARTER

The largest contributor to our first quarter performance was our top holding Wirecard AG, an online payment enabler based near Munich, Germany. The company announced partnerships with the leading payment solutions companies in China — Alipay and China Union Pay. These companies are similar to the U.S. companies Paypal and Visa, respectively. This is fantastic news for Wirecard’s existing customers, and it should attract many new customers by allowing merchants to sell directly to Chinese consumers. Despite the 31% surge in Wirecard shares in the March quarter, we continue to think that investors are underestimating the growth potential of the company’s online transaction business.

Valeant Pharmaceuticals International, Inc. was another significant contributor to our first quarter performance. The company focuses on off-patent medications, especially in emerging markets. Investors responded positively to the news that Valeant’s recent acquisition of Biovail is exceeding all expectations. Valeant has built a solid track record of acquiring underperforming products and revitalizing them through its outstanding distribution network.

Programmable logic device (PLD) chip companies Altera Corp. and Xilinx, Inc. also made a substantial contribution to performance. Since PLD chips are programmable, they offer companies the ability to get their electronic products to market rapidly and with the flexibility to make last-minute alterations. Both companies reported stronger-than-expected earnings during the quarter, fueling a rise in their stock prices.

In a period of strong market performance, few of our investments declined and no individual stocks significantly detracted from performance. That said, Tessera Technologies, Inc. — a company that provides packaging designs to chipmakers — was the largest detractor. While Tessera holds some valuable patents, we decided to move on since the company’s basic business offers unattractive growth. Further, its new businesses aren’t sufficiently unique for Tessera to be termed an “innovator.”

Not surprisingly, several of our Japanese holdings registered declines as investors tried to assess the impact of the catastrophe that hit the country. We took the opportunity to add to our favorite companies there, including MonotaRO Co. Ltd., Wacom Co. Ltd. and Transcom, with the view that while Japan’s growth may stall for a quarter or two, these well-run growth companies will ultimately recover. Current and future holdings are subject to risk.

OUTLOOK

It is our core view that no matter what macroeconomic concerns may be driving the performance of the major indices, there will always be innovative businesses that can buck the trends by growing or at least taking market share during bad years. We are confident that finding these disruptive companies — including those in the early stages of high growth as well as the stalwarts with household names and long leads on the competition — has the potential to be a successful long-term investment strategy.

Thank you for the opportunity to manage your assets.

CFA® is a trademark owned by CFA Institute.

WASATCH GLOBAL SCIENCE & TECHNOLOGY FUND (WAGTX) — Portfolio Summary	MARCH 31, 2011

AVERAGE ANNUAL TOTAL RETURNS

	SIX MONTHS*	1 YEAR	5 YEARS	10 YEARS
Global Science & Technology	17.22%	24.61%	4.01%	9.06%
MSCI AC World IMI Index	14.29%	15.32%	3.29%	5.89%
Russell 2000 Technology Index	33.24%	45.11%	7.47%	5.01%

Data shows past performance, which is not indicative of future performance. Current performance may be lower or higher than the performance quoted. To obtain the most recent month-end performance data available, please visit www.wasatchfunds.com. The Advisor may absorb certain Fund expenses, without which total return would have been lower. Investment returns and principal value will fluctuate and shares, when redeemed, may be worth more or less than their original cost.

As of the January 31, 2011 prospectus, the Total Annual Fund Operating Expenses for the Wasatch Global Science & Technology Fund are 2.05%. The Net Expenses are 1.96%. The expense ratio shown elsewhere in this report may be different. Expenses include direct expenses paid to the Advisor as well as indirect expenses incurred by the Fund as a result of its investments in other investment companies (each an “Acquired Fund”), before any expense reimbursements by the Advisor. Net Expenses are based on Fund expenses, net of waivers and reimbursements. See the prospectus for additional information regarding Fund expenses.

Wasatch Funds will deduct a 2.00% redemption proceeds fee on Fund shares held 60 days or less. Performance data does not reflect the deduction of fees or taxes, which if reflected, would reduce the performance quoted. For more complete information including charges, risks and expenses, read the prospectus carefully.

Investing in concentrated funds will be more volatile and loss of principal could be greater than investing in more diversified funds. Investing in foreign securities, especially in emerging markets, entails special risks, such as currency fluctuations and political uncertainties, which are described in more detail in the prospectus.

*Not	annualized.

TOP 10 EQUITY HOLDINGS**

Company	% of Net Assets
Wirecard AG (Germany)	3.1%
Google, Inc., Class A	3.1%
Apple, Inc.	2.8%
CVS Group plc (United Kingdom)	2.7%
Sartorius Stedim Biotech (France)	2.5%

Company	% of Net Assets
Teva Pharmaceutical Industries Ltd. ADR (Israel)	2.4%
Altera Corp.	2.3%
Alliance Data Systems Corp.	2.3%
Xilinx, Inc.	2.3%
DiaSorin S.p.A. (Italy)	2.2%

**	As of March 31, 2011, there were 102 holdings in the Fund. Portfolio holdings are subject to change at any time. References to specific securities should not be construed as recommendations by the Funds or their Advisor. Current and future holdings are subject to risk.

SECTOR BREAKDOWN†

†	Excludes securities sold short and options written, if any.

††	Also includes Other Assets & Liabilities.

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT

Past performance does not predict future performance and the graph above does not reflect the deduction of taxes you would pay on fund distributions or the redemption of fund shares. Performance shown in the chart above does not include any applicable sales charges and fees. Wasatch does not charge any sales fees. The Fund has changed its primary benchmark from the Russell 2000 Technology Index to the MSCI AC World IMI Index. The Advisor believes the MSCI AC World IMI Index more accurately reflects the securities in which the Fund will invest. The MSCI AC World IMI Index (All Country World Investable Markets Index) is a free float-adjusted market capitalization weighted index designed to measure the equity market performance of large, mid, and small cap companies across developed and emerging markets throughout the world. The Russell 2000 Technology Index is a capitalization-weighted index of companies that serve the electronics and computer industries or that manufacture products based on the latest applied science. You cannot invest directly in these or any indices.

WASATCH HERITAGE GROWTH FUND (WAHGX) — Management Discussion	MARCH 31, 2011

The Wasatch Heritage Growth Fund is managed by a team of Wasatch portfolio managers led by Chris Bowen and Ryan Snow.

Chris Bowen Portfolio Manager	Ryan Snow Portfolio Manager	OVERVIEW The new year stumbled out of the gate with an abundance of global turbulence. Soaring oil prices, political turmoil in the Middle East and North Africa and the tragic earthquake and nuclear disaster in Japan were among the headline events.

Although the equity markets were spooked by the events in March, they recovered quickly and delivered solid gains for the quarter. The Fund’s primary benchmark, the Russell Midcap Growth Index, gained 7.85% during the first quarter.

In contrast to the commotion around the world, it was a relatively quiet quarter for the Heritage Growth Fund with few changes to our holdings. The Fund posted a return of 6.88%. We are pleased with the composition of the Fund and the way our companies have performed fundamentally.

Riskier and momentum-driven stocks, with high price-to-earnings (P/E) ratios, continued to exhibit strength as 2011 began. However, as the quarter wore on, higher quality stocks akin to those we feel are held in the Fund began to gain ground.

We’ve increased the projected growth rate of the portfolio over the past year while reducing the number of holdings. To do this we sold some good companies that were not projected to grow quickly enough to merit a spot in the portfolio any longer. We feel that the remaining companies not only have attractive growth rates, but also are valued in such a way that there is plenty of potential for future stock price expansion.

DETAILS OF THE QUARTER

One of the criteria we use in our stock evaluation process is making an assessment of a company’s valuation in the market place. It really is the art of what we try to do because, although there are important metrics that can help guide the process, each individual company has to be analyzed on its own merits and within the context of its realm in the economy.

For example, during the quarter we sold F5 Networks, Inc. an equipment and software developer that provides technology for optimizing information technology resources. We’ve owned the company for over four years, yet we felt the valuation got stretched during the quarter, bringing with it considerable risk. In our opinion, the price got to a point beyond the company’s ability to withstand elevated expectations. As exceptional a company as we think F5 is, after it reported what would normally be considered stellar growth for most firms, the stock price was pummeled as reported earnings failed to meet the lofty expectations of investors. We sold our position prior to the market’s negative reaction, which pulled the stock price back over 37% from its high.

We are excited about the prospects of one of our newest holdings, LKQ Corp. The company is a dominant player in the unconsolidated industry of refurbished and recycled auto parts. With most of its supplies going toward automobile accident repairs, LKQ Corp.’s business is relatively agnostic to the economic environment. We believe the real opportunity will be in its ability to gain market share (currently only 13% in the collision space) as it brings professional management, and a nationwide distribution network, to an industry long dominated by mom-and-pop shops.

Altera Corp. continued its recent strong performance during the quarter and was the Fund’s top-contributing stock. Although we have trimmed our position occasionally to control the weight, the semiconductor maker has sustained an attractive valuation and healthy growth prospects.

With strong overall returns, the Fund didn’t have any significant decliners during the quarter. Expeditors International of Washington, Inc. and NII Holdings, Inc. pulled back slightly and detracted from the Fund’s performance.

Expeditors, a logistical services provider for moving freight, increased earnings 40% during the fourth quarter, but the stock sold off after earnings decelerated following back-to-back 60% growth quarters. We view the market’s reaction as a short-term blip and maintain our investment thesis.

NII Holdings, a wireless communications provider in Latin America, scaled back due to market concerns over a large investment the company is making to gain 3G access. With industry-leading average revenue per user, a unique competitive advantage in the push-to-talk commercial market and now a widespread 3G network, we believe the company continues to be well-positioned. Current and future holdings are subject to risk.

OUTLOOK

Economic difficulties such as high unemployment and government debt burdens continue to linger while indications of inflation present a new challenge. Also, with the market having doubled off its lows, we are taking a cautious approach to managing the Fund. We would be surprised if the strong returns we’ve recently witnessed continue. For that reason, our discipline and positioning as investors is critical.

Our success in finding modestly valued companies that are still able to meet our growth hurdle rate of 15% maintains our optimism about the Fund’s current composition and its prospects for the future. While this strategy may slightly trail the market during frothy environments, we believe it delivers significant potential for downside protection during pullbacks when investors turn to higher quality companies for stability.

Thank you for the opportunity to manage your assets.

WASATCH HERITAGE GROWTH FUND (WAHGX) — Portfolio Summary	MARCH 31, 2011

AVERAGE ANNUAL TOTAL RETURNS

	SIX MONTHS*	1 YEAR	5 YEARS	SINCE INCEPTION 6/18/04
Heritage Growth	18.50%	23.22%	4.38%	6.05%
Russell Midcap® Growth Index	22.97%	26.60%	4.93%	8.20%
S&P 500 Index	17.31%	15.65%	2.62%	4.47%

Data shows past performance, which is not indicative of future performance. Current performance may be lower or higher than the performance quoted. To obtain the most recent month-end performance data available, please visit www.wasatchfunds.com. The Advisor may absorb certain Fund expenses, without which total return would have been lower. Investment returns and principal value will fluctuate and shares, when redeemed, may be worth more or less than their original cost.

As of the January 31, 2011 prospectus, the Total Annual Fund Operating Expenses for the Wasatch Heritage Growth Fund are 1.10%. The Net Expenses are 0.95%. The expense ratio shown elsewhere in this report may be different. Expenses include direct expenses paid to the Advisor as well as indirect expenses incurred by the Fund as a result of its investments in other investment companies (each an “Acquired Fund”), before any expense reimbursements by the Advisor. Net Expenses are based on Fund expenses, net of waivers and reimbursements. See the prospectus for additional information regarding Fund expenses.

Wasatch Funds will deduct a 2.00% redemption proceeds fee on Fund shares held 60 days or less. Performance data does not reflect the deduction of fees or taxes, which if reflected, would reduce the performance quoted. For more complete information including charges, risks and expenses, read the prospectus carefully.

Investing in mid cap funds will be more volatile and loss of principal could be greater than investing in large cap funds. Equity investing involves risks including potential loss of the principal amount invested.

*Not	annualized.

TOP TEN EQUITY HOLDINGS**

Company	% of Net Assets
Copart, Inc.	4.6%
Altera Corp.	4.4%
IHS, Inc., Class A	4.2%
Cognizant Technology Solutions Corp., Class A	4.0%
Ross Stores, Inc.	4.0%

Company	% of Net Assets
St. Jude Medical, Inc.	3.9%
Tim Hortons, Inc. (Canada)	3.9%
Amphenol Corp., Class A	3.8%
Microchip Technology, Inc.	3.5%
Linear Technology Corp.	3.3%

**	As of March 31, 2011, there were 42 holdings in the Fund. Portfolio holdings are subject to change at any time. References to specific securities should not be construed as recommendations by the Funds or their Advisor. Current and future holdings are subject to risk.

SECTOR BREAKDOWN†

†	Excludes securities sold short and options written, if any.

††	Also includes Other Assets & Liabilities.

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT

Past performance does not predict future performance and the graph above does not reflect the deduction of taxes you would pay on fund distributions or the redemption of fund shares. Performance shown in the chart above does not include any applicable sales charges and fees. Wasatch does not charge any sales fees. ‡Inception: June 18, 2004. The Russell Midcap Growth Index measures the performance of those Russell Midcap Index companies with higher price-to-book ratios and higher forecasted growth values. The stocks in the Russell Midcap Growth Index are also members of the Russell 1000 Growth Index. The S&P 500 Index represents 500 of the United States’ largest stocks from a broad variety of industries. The index is unmanaged, and a common measure of common stock total return performance. You cannot invest directly in these or any indices.

WASATCH INTERNATIONAL GROWTH FUND (WAIGX) — Management Discussion	MARCH 31, 2011

The Wasatch International Growth Fund is managed by a team of Wasatch portfolio managers led by Roger Edgley.

Roger D. Edgley, CFA Portfolio Manager

OVERVIEW

The Wasatch International Growth Fund returned 1.68% in the first quarter, and slightly trailed the MSCI AC World Ex-U.S.A. Small Cap Index, which was up 1.86%. At the end of 2010, we postulated that 2011 would be a hard year for navigating the markets, and indeed, this has been the case so far. We never could have foreseen all of the turmoil that unfolded in the Middle East and North Africa or the tragic earthquake that struck Japan. Curiously, investors are largely ignoring these events, and liquidity is controlling our destiny, pushing returns for many asset classes higher. The back half of the year could prove more difficult for growth, particularly in the developed markets, where comparisons may worsen, liquidity will likely slow, and austerity measures may crimp growth. It will continue to be a stock picker’s market.

DETAILS OF THE QUARTER

A big positive driver in the quarter came from being both underweight in Japan and picking stocks that outperformed in that market. The Japanese market started the year on strong footing. Investors were projecting a recovery year for developed markets, driven by the belated impact of expansionary fiscal and monetary policy. This tactical optimism was benefiting Japan’s markets, and therefore hurting performance relative to our Index at the start of the year. While we have almost continuously held a negative view on Japan, it is our bottom up analysis of Japanese stocks that drives our underweight position.

We couldn’t have predicted the devastating events that unfolded in Japan. The team visited the country two weeks before the earthquake. We screened thousands of companies and visited a handful that made our initial cut based on quality and growth. From our bottom up work, we did not come back with the view that we should be more ambitious with our portfolio weight in Japan. One of our team members, Laura Geritz, co-portfolio manager of the Wasatch Emerging Markets Small Cap Fund, lived in the region of Japan most impacted by the earthquake. I’ve included some of her comments on the situation.

If you have seen pictures of the graveyard of white cars along the coast of Japan, this is very close to where I used to live. The inland and coastal region north of Tokyo is characterized by a number of large cities (relatively small though by Japanese standards), with a vast area of this plain dedicated to farming. Japan’s population is densely packed into the cities and along the coast, and the devastation to human life is unimaginable. However, the global economy is unlikely to be derailed by a disaster in the northern hinterlands of Japan.

We have been relatively unconcerned about the Fund’s holdings from an operational perspective. We primarily hold service companies headquartered in Tokyo where the damage has been fairly contained. Start Today, GMO Payment Gateway, Simplex Holdings, and Osaka Securities Exchange contributed positively to the Fund in the quarter.

In the long run, Japan will recover from the disaster, but I wonder about its economic recovery. As passionate students of Japan, we are hoping for a better outcome than what we’ve seen in the last 20 years, but with a downward spiraling fiscal situation, our expectations are low.

On a brighter note, we had solid success from our names in Korea, another country visited during the quarter, with positive contributions from OCI Materials, Hyundai Home Shopping Network, and Techno Semichem. Although technically an emerging economy, the team thinks Korea has many attributes of a developed nation — just with more opportunities for advanced growth.

China, once again, was our Achilles heel. We were underweight in this underperforming market, which was good, but our stock picks were not great. Both Ports Design and Yingde Gases contributed negatively to the Fund. China has too much capital flowing into the market. Although our companies benefit from the strong economic backdrop, they are hurt by an evolving and difficult competitive landscape. Ports Design and Yingde Gases have both been casualties in an increasingly challenging environment. It isn’t a case of horrible results, but simply a case of gradual erosion in returns on capital. Current and future holdings are subject to risk.

OUTLOOK

Year-to-date, the emerging market to developed market trade has dominated the markets. The transition from emerging markets to developed markets started late last year and was perpetuated by heavy cash flows out of emerging markets. This impacted performance, since the Fund is overweight in emerging markets relative to our Index. We hypothesized that this tactical movement of money would last until mid-summer. Then, investors would look at the developed world, particularly the U.S., and realize these markets face much more difficult economic comparisons, an eroding fiscal picture, and austerity measures that may impact growth.

No matter what direction asset allocation heads — to developed or emerging countries — we continue to focus on investing from the ground up. We are currently visiting companies in the United Kingdom and finding new and interesting ideas in this nation in spite of the difficult macro economic backdrop. We are also on our way to Chile, where we will visit companies that are operating in a more hospitable environment. Inflation remains a concern, but we believe we are broadly invested in high quality companies to help mitigate whatever potential economic black swans this year’s more difficult environment tosses our way.

Thank you for your investment.

CFA® is a trademark owned by CFA Institute.

WASATCH INTERNATIONAL GROWTH FUND (WAIGX) — Portfolio Summary	MARCH 31, 2011

AVERAGE ANNUAL TOTAL RETURNS

	SIX MONTHS*	1 YEAR	5 YEARS	SINCE INCEPTION 6/28/02
International Growth	10.02%	30.85%	5.03%	12.74%
MSCI AC World Ex-U.S.A. Small Cap Index	13.74%	21.09%	5.40%	14.19%
MSCI World Ex-U.S.A. Small Cap Index	16.57%	22.00%	2.35%	12.37%

Data shows past performance, which is not indicative of future performance. Current performance may be lower or higher than the performance quoted. To obtain the most recent month-end performance data available, please visit www.wasatchfunds.com. The Advisor may absorb certain Fund expenses, without which total return would have been lower. Investment returns and principal value will fluctuate and shares, when redeemed, may be worth more or less than their original cost.

As of the January 31, 2011 prospectus, the Total Annual Fund Operating Expenses for the Wasatch International Growth Fund are 1.61%. The expense ratio shown elsewhere in this report may be different. Expenses include direct expenses paid to the Advisor as well as indirect expenses incurred by the Fund as a result of its investments in other investment companies (each an “Acquired Fund”), before any expense reimbursements by the Advisor. The Net Expense includes any reimbursement by the Advisor. See the prospectus for additional information regarding Fund expenses.

Wasatch Funds will deduct a 2.00% redemption proceeds fee on Fund shares held 60 days or less. Performance data does not reflect the deduction of fees or taxes, which if reflected, would reduce the performance quoted. For more complete information including charges, risks and expenses, read the prospectus carefully.

Investing in foreign securities, especially in emerging markets, entails special risks, such as currency fluctuations and political uncertainties, which are described in more detail in the prospectus. Investing in small cap funds will be more volatile and loss of principal could be greater than investing in large cap or more diversified funds.

*Not	annualized.

TOP 10 EQUITY HOLDINGS**

Company	% of Net Assets
Rotork plc (United Kingdom)	3.0%
Campbell Brothers Ltd. (Australia)	2.9%
Mahindra & Mahindra Financial Services Ltd. (India)	2.8%
Wirecard AG (Germany)	2.3%
Yoox S.p.A. (Italy)	2.1%

Company	% of Net Assets
PT Semen Gresik (Persero) Tbk (Indonesia)	1.7%
Gruh Finance Ltd. (India)	1.7%
First Pacific Co. Ltd. (Hong Kong)	1.7%
Abcam plc (United Kingdom)	1.6%
PT Indocement Tunggal Prakarsa Tbk (Indonesia)	1.6%

**	As of March 31, 2011, there were 92 holdings in the Fund. Portfolio holdings are subject to change at any time. References to specific securities should not be construed as recommendations by the Funds or their Advisor. Current and future holdings are subject to risk.

SECTOR BREAKDOWN†

†	Excludes securities sold short and options written, if any.

††	Also includes Other Assets & Liabilities.

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT

Past performance does not predict future performance and the graph above does not reflect the deduction of taxes you would pay on fund distributions or the redemption of fund shares. Performance shown in the chart above does not include any applicable sales charges and fees. Wasatch does not charge any sales fees. ‡Inception: June 28, 2002. The MSCI AC World Ex-U.S.A. Small Cap Index is an unmanaged index and includes reinvestment of all dividends of issuers located in countries throughout the world representing developed and emerging markets, excluding securities of U.S. issuers. This index is a free float-adjusted market capitalization index designed to measure the performance of small capitalization securities. The MSCI World Ex-U.S.A. Small Cap Index is an unmanaged index that measures the performance of stocks with market capitalizations between US $200 million and $1.5 billion across 22 developed markets, excluding the United States. You cannot invest directly in these or any indices.

WASATCH INTERNATIONAL OPPORTUNITIES FUND (WAIOX) — Management Discussion	MARCH 31, 2011

The Wasatch International Opportunities Fund is managed by a team of Wasatch portfolio managers led by Roger Edgley and Blake Walker.

Roger D. Edgley, CFA Portfolio Manager	Blake H. Walker Portfolio Manager	OVERVIEW The U.S. equity market continued to outpace most international markets in the first quarter of 2011, continuing a trend from late 2010. Over the period, there was also a significant move away from emerging markets and into developed markets. This reflects in part a correction after those markets’ strong run, as well as investors’ desire for potentially less volatile holdings in the face of uncertainty about rising inflation and regional unrest.

The Wasatch International Opportunities Fund returned 2.27% during the year’s first quarter, slightly ahead of its benchmark, the MSCI AC World Ex-U.S.A. Small Cap Index, which returned 1.86%. The strength of our individual stock selections helped us to keep pace with the benchmark, although a significant cash position hampered our performance somewhat.

DETAILS OF THE QUARTER

Although our strongest performer for the quarter came from Germany, its success was due to much more than the market trends favoring established markets. Wirecard, a provider of credit-card processing and electronic payment systems, continued to benefit from the broad secular trend toward more transactions taking place online. Wirecard’s performance during the quarter was sparked by its recent licensing agreement with China UnionPay,* which operates a payment-processing network and issues credit cards through its member banks. This agreement gives Wirecard desirable exposure to Asia’s rapid consumer growth.

Bucking the broader trend favoring developed markets, our next four top contributors for the period came from Korea. We were bullish on this market going into the period. Inflation fears and high valuations drove many investors away from China, but we saw Korea as a less-expensive way to participate in the region’s rapid growth while avoiding some of China’s current pitfalls. Daum Communications, Korea’s leading website operator, continued to take share from sleepy competitors in a market with high levels of Internet usage. Our number three contributor, Koh Young Technology, a maker of 3D inspection and measurement systems used in electronics manufacturing, continues to benefit from wider use of inspection equipment and pent-up demand resulting from years of manufacturers’ underinvestment. Koh Young has emerged as a global leader in its industry, thanks to a savvy management team that finds ways to create better products at a lower price.

We view a holding like Koh Young as a great example of how our global investment approach helps us to identify great companies before they’re on other investors’ radar. Over time, we’ve visited — and sometimes invested in — far-flung competitors found in Germany, Israel, Taiwan, and the U.S. This has allowed us to gain a thorough understanding of the industry and the competition the company faces — all of which helped us to discern Koh Young’s distinctive strengths early on. If we were limited to a single region of the globe, or didn’t engage ourselves in hands-on, on-site research, it would have been easy for a company like this to elude us. We believe Koh Young remains reasonably valued, and for that matter, we’re still finding attractive valuations throughout the country, though Korea is beginning to draw more attention from global investors. A potential source of concern is its sometimes-volatile neighbor North Korea.

Our greatest detractor from performance during the quarter was Middle Eastern shipper Aramex. The company has naturally been affected by the political turmoil throughout the region. Further, even though it may be located in an oil-rich part of the world, Aramex is not immune to the negative impact of higher fuel prices. We continue to believe that the company’s success in reducing dependence on lower-margin services and healthy balance sheet have positioned it well for a competitive global market.

Indian retailer and textile maker S. Kumars Nationwide also detracted from performance, suffering from a general equity selloff in that country. We visited the company during our trip to India earlier this year. While organized retail is still in its earlier stages there, we believe S. Kumars has positioned itself as a pioneer, ready to benefit as the nation’s rising consumer class continues to demand more, and better quality, branded clothing. Current and future holdings are subject to risk.

OUTLOOK

We believe our global approach to investing is well suited to the at times unsettled environment currently facing the world’s equity markets. Our focus on direct, fundamental research is aimed at identifying tomorrow’s leading companies wherever they may be found, before others discover them. It can help us find both the tortoises of an economy — companies that execute well on long-term growth strategies — as well as the hares — those that can rapidly adapt to and capitalize on changing technologies and markets.

Global travel and on-site visits will continue to be key components of our investment research, along with a healthy dose of the more mundane yet equally important work of scrutinizing balance sheets, industry reports, and other financial documents. We’ve made good progress on deploying the cash position that built up late last year, and will steadily put more of it to work as we identify opportunities to invest at entry points that leave room for healthy appreciation.

Thank you for the opportunity to manage your assets.

CFA® is a trademark owned by CFA Institute.

*As	of March 31, 2011, the Wasatch International Opportunities Fund did not own shares in China UnionPay.

WASATCH INTERNATIONAL OPPORTUNITIES FUND (WAIOX) — Portfolio Summary	MARCH 31, 2011

AVERAGE ANNUAL TOTAL RETURNS

	SIX MONTHS*	1 YEAR	5 YEARS	SINCE INCEPTION 1/27/05
International Opportunities	7.89%	21.61%	6.04%	10.54%
MSCI AC World Ex-U.S.A. Small Cap Index	13.74%	21.09%	5.40%	9.70%
MSCI World Ex-U.S.A. Small Cap Index	16.57%	22.00%	2.35%	7.22%

Data shows past performance, which is not indicative of future performance. Current performance may be lower or higher than the performance quoted. To obtain the most recent month-end performance data available, please visit www.wasatchfunds.com. The Advisor may absorb certain Fund expenses, without which total return would have been lower. Investment returns and principal value will fluctuate and shares, when redeemed, may be worth more or less than their original cost.

As of the January 31, 2011 prospectus, the Total Annual Fund Operating Expenses for the Wasatch International Opportunities Fund are 2.62%. The Net Expenses are 2.26%. The expense ratio shown elsewhere in this report may be different. Expenses include direct expenses paid to the Advisor as well as indirect expenses incurred by the Fund as a result of its investments in other investment companies (each an “Acquired Fund”), before any expense reimbursements by the Advisor. Net Expenses are based on Fund expenses, net of waivers and reimbursements. See the prospectus for additional information regarding Fund expenses.

Wasatch Funds will deduct a 2.00% redemption proceeds fee on Fund shares held 60 days or less. Performance data does not reflect the deduction of fees or taxes, which if reflected, would reduce the performance quoted. For more complete information including charges, risks and expenses, read the prospectus carefully.

Investing in foreign securities, especially in emerging markets, entails special risks, such as currency fluctuations and political uncertainties, which are described in more detail in the prospectus. Investing in small cap funds will be more volatile and loss of principal could be greater than investing in large cap or more diversified funds.

*	Not annualized.

TOP 10 EQUITY HOLDINGS**

Company	% of Net Assets
Wirecard AG (Germany)	2.8%
Tegma Gestao Logistica (Brazil)	2.2%
Aramex PJSC (United Arab Emirates)	1.9%
iMarketKorea, Inc. (Korea)	1.6%
Daum Communications Corp. (Korea)	1.5%

Company	% of Net Assets
Simplex Holdings, Inc. (Japan)	1.5%
EPS Co. Ltd. (Japan)	1.4%
Melexis N.V. (Belgium)	1.3%
CST Mining Group Ltd. (Hong Kong)	1.2%
Hy-Lok Corp. (Korea)	1.1%

**	As of March 31, 2011, there were 162 holdings in the Fund. Portfolio holdings are subject to change at any time. References to specific securities should not be construed as recommendations by the Funds or their Advisor. Current and future holdings are subject to risk.

SECTOR BREAKDOWN†

†	Excludes securities sold short and options written, if any.

††	Also includes Other Assets & Liabilities.

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT

Past performance does not predict future performance and the graph above does not reflect the deduction of taxes you would pay on fund distributions or the redemption of fund shares. Performance shown in the chart above does not include any applicable sales charges and fees. Wasatch does not charge any sales fees. ‡Inception: January 27, 2005. The Fund has changed its primary benchmark from the MSCI World Ex-U.S.A. Small Cap Index to the MSCI AC World Ex-U.S.A. Small Cap Index. The Advisor believes the MSCI AC World Ex-U.S.A. Small Cap Index more closely tracks the Fund’s foreign micro cap holdings. The MSCI AC World Ex-U.S.A. Small Cap Index is an unmanaged index and includes reinvestment of all dividends of issuers located in countries throughout the world representing developed and emerging markets, excluding securities of U.S. issuers. This index is a free float-adjusted market capitalization index designed to measure the performance of small capitalization securities. The MSCI World Ex-U.S.A. Small Cap Index is an unmanaged index that measures the performance of stocks with market capitalizations between US $200 million and $1.5 billion across 22 developed markets, excluding the United States. You cannot invest directly in these or any indices.

WASATCH LARGE CAP VALUE FUND (FMIEX) — Management Discussion (formerly Wasatch-1st Source Income Equity Fund)	MARCH 31, 2011

The Wasatch Large Cap Value Fund is managed by a team of Wasatch portfolio managers led by Ralph Shive and Michael Shinnick.

Ralph C. Shive, CFA Portfolio Manager	Michael L. Shinnick Portfolio Manager	OVERVIEW The Wasatch Large Cap Value Fund returned 6.24% for the first quarter of 2011, roughly in keeping with the 6.46% return of the Russell 1000 Value Index. The stock rally continued in the quarter, as we had expected given ongoing growth in corporate earnings. There was significant volatility along the way, driven in large part by political unrest in the Middle East and North Africa (MENA) and tragedy in Japan.

While Japan’s catastrophic earthquake and tsunami and ensuing nuclear crisis impacted markets over the quarter, we expect the crisis will be worked through over time without systemic implications for the global economy. We view developments in the MENA region as more likely to shift the opportunities and pitfalls for the longer-term investment environment. If social and political unrest in the region leads to an evolution toward greater democracy and sharing of wealth, the outcome could be positive for global growth. On the other hand, if countries involved descend into violent instability or radical regimes, the impact could be significantly negative, especially for the energy sector.

We held an overweight position in energy, and the Fund’s strongest performers were related to the energy sector, as oil prices continued to rise over the quarter. Stock selection within consumer discretionary was the biggest detractor from performance. The agricultural theme contributed significantly to the Fund’s performance.

We should note that while MENA turmoil boosted oil prices, overweighting the energy sector is a secular theme for us. We view developments in the region as driving market recognition of the tight supply/demand dynamics for oil, rather than being the occasion for a one-time spike in energy prices.

Additionally, a number of companies held in the Fund implemented dividend increases over the quarter, ranging from a 15% increase for Intel Corp. to 60% for Williams Cos., Inc. The prospect of publicly-traded companies displaying increased sensitivity to shareholders in the form of higher dividends has been a theme in our positioning for some time. A number of our holdings generated excess cash and we were glad to see more of it distributed to shareholders. This trend was especially helpful in an environment of near-zero interest rates.

DETAILS OF THE QUARTER

Five of the Fund’s top contributors were related to the energy sector in one way or another. A couple of our portfolio companies benefited from strategic restructurings in order to garner intrinsic value. Marathon Oil Corp. announced plans to break into separate refining and exploration and production entities, news that was welcomed by investors. In a similar vein, Williams Cos. spun off its exploration and production operation from its pipeline business, news that was accompanied by a 60% dividend increase. We find the trend of restructuring as a way to unlock shareholder value encouraging and would not be surprised to see other portfolio companies follow suit.

We sold one-third of our position in stock exchange NYSE Euronext on the announcement that the firm was to combine with Deutsche Boerse AG.* We continue to monitor the position and the potential for additional, higher acquisition offers to emerge.

The leading detractor from relative performance was Canadian uranium miner Cameco Corp. After starting the quarter well on the back of a 42% dividend increase, Cameco dipped sharply in the wake of Japan’s nuclear problems. The company has a long-term supply contract with China, which may be reviewing its program of building nuclear reactors following events in Japan. We have traded around our position in Cameco in recent quarters, adding on weakness and trimming on strength. We are considering whether to add to the position after the most recent decline. Current and future holdings are subject to risk.

OUTLOOK

As we noted last quarter, most Wall Street forecasts for 2011 and 2012 had reached the point of anticipating something close to a normal business cycle. This is an assessment we viewed with some skepticism given the need to work through some 15 years’ lack of financial discipline and transparency around the globe. And in fact, in the first quarter of 2011 we saw some analysts begin to trim their growth targets, perhaps influenced by events in Japan, as well as ongoing fiscal distress in Europe and the contentious debate over measures to correct the U.S. budgetary imbalance. A risk we will be monitoring closely is the possibility of the Federal Reserve ending its program of bond purchases earlier than planned, a move that could lead to higher interest rates and diminish support for equities.

On the positive side, corporate earnings and cash flow remain strong across most sectors. In addition, mergers and acquisitions activity has been vibrant, and the environment for re-financing and leveraged transactions has improved. On balance, we expect to be fully invested, while rotating out of positions that we see as fully valued and into other, better opportunities. We own many stocks trading in the 9 to 12 P/E range with good dividends and the prospect of dividend increases. We believe the Fund is well positioned with the potential to provide positive returns as 2011 progresses.

Thank you for the opportunity to manage your assets.

CFA® is a trademark owned by CFA Institute.

*	As of March 31, 2011, Wasatch Funds, Inc. was not invested in Deutsche Boerse AG.

WASATCH LARGE CAP VALUE FUND (FMIEX) — Portfolio Summary	MARCH 31, 2011

AVERAGE ANNUAL TOTAL RETURNS

	SIX MONTHS**	1 YEAR	5 YEARS	10 YEARS
Large Cap Value*	17.14%	13.13%	4.65%	8.01%
Russell 1000® Value Index	17.68%	15.15%	1.38%	4.53%

Data shows past performance, which is not indicative of future performance. Current performance may be lower or higher than the performance quoted. To obtain the most recent month-end performance data available, please visit www.wasatchfunds.com. The Advisor may absorb certain Fund expenses, without which total return would have been lower. Investment returns and principal value will fluctuate and shares, when redeemed, may be worth more or less than their original cost.

As of the January 31, 2011 prospectus, the Total Annual Fund Operating Expenses for the Wasatch Large Cap Value Fund are 1.13%. The Net Expenses are 1.10%. The expense ratio shown elsewhere in this report may be different. Expenses include direct expenses paid to the Advisor as well as indirect expenses incurred by the Fund as a result of its investments in other investment companies (each an “Acquired Fund”), before any expense reimbursements by the Advisor. Net Expenses are based on Fund expenses, net of waivers and reimbursements. See the prospectus for additional information regarding Fund expenses.

Wasatch Funds will deduct a 2.00% redemption proceeds fee on Fund shares held 60 days or less. Performance data does not reflect the deduction of fees or taxes, which if reflected, would reduce the performance quoted. For more complete information including charges, risks and expenses, read the prospectus carefully.

Investments in value stocks can perform differently from the market as a whole and other types of stocks and can continue to be undervalued by the market for long periods of time. Loss of principal is a risk of investing.

*	As of January 31, 2011, the Wasatch-1st Source Income Equity Fund changed its name to the Wasatch Large Cap Value Fund.

**	Not annualized.

TOP 10 EQUITY HOLDINGS†

Company	% of Net Assets
Marathon Oil Corp.	2.4%
ConocoPhillips	2.2%
Exxon Mobil Corp.	2.1%
JPMorgan Chase & Co.	2.1%
Williams Cos., Inc. (The)	1.9%

Company	% of Net Assets
Loews Corp.	1.8%
Ensco plc ADR (United Kingdom)	1.8%
Chevron Corp.	1.8%
MetLife, Inc.	1.8%
Parker Hannifin Corp.	1.7%

†

As of March 31, 2011, there were 80 holdings in the Fund. Portfolio holdings are subject to change at any time. References to specific securities should not be construed as recommendations by the Funds or their Advisor. Current and future holdings are subject to risk.

SECTOR BREAKDOWN††

††	Excludes securities sold short and options written, if any.

‡	Also includes Other Assets & Liabilities.

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT

Past performance does not predict future performance and the graph above does not reflect the deduction of taxes you would pay on fund distributions or the redemption of fund shares. Performance shown in the chart above does not include any applicable sales charges and fees. Wasatch does not charge any sales fees. The Russell 1000 Value Index measures the performance of Russell 1000 Index companies with lower price-to-book ratios and lower forecasted growth values. You cannot invest directly in these or any indices.

WASATCH LONG/SHORT FUND (FMLSX) — Management Discussion (formerly Wasatch-1st Source Long/Short Fund)	MARCH 31, 2011

The Wasatch Long/Short Fund is managed by a team of Wasatch portfolio managers led by Michael Shinnick and Ralph Shive.

Michael L. Shinnick Portfolio Manager	Ralph C. Shive, CFA Portfolio Manager	OVERVIEW In a positive quarter for stocks, the Fund outperformed the S&P 500 Index and the Citigroup 3-Mo. U.S. T-Bills Index. Strong U.S. equity market performance continued in the first quarter, driven mainly by growth in corporate earnings. There was significant volatility along the way, driven largely by political unrest in the Middle East and North Africa (MENA) and tragedy in Japan. Energy stocks benefited as developments in the MENA region increased market recognition of supply/demand dynamics.

The Fund participated fully in the strong quarter, and we believe without assuming unnecessary risk. The Fund benefited from sector overweights in energy, information technology, and materials, as well as good security selection. While our short positions in aggregate detracted from the Fund’s return, they only slightly constrained performance relative to the S&P 500. Covered call positions contributed positively and some short positions were closed with gains.

DETAILS OF THE QUARTER

On the long side of the portfolio, the Fund was rewarded for strong security selection within information technology and industrials.

The Fund’s top contributor was a significant position in a turnaround at a cash-rich technology company, Silicon Graphics. Following deep due diligence on the company, we built a position in the stock beginning in late 2009. We believe management has done an excellent job in executing a return to profitable growth. Silicon Graphics appears well positioned to continue benefiting from the trends toward cloud and open architecture computing. We believed it was undervalued and the market is coming around to our point of view.

A long position from the industrials sector that contributed strongly was storage solutions provider Iron Mountain. Our thesis regarding the company’s ability to return cash to shareholders through better capital allocation was brought into sharper focus by an activist investor group working to highlight the increased cash flow inherent in the business model if managed for shareholder returns versus growth.

The Fund also benefited from a large overweight in the energy sector. Within energy, offshore driller Noble Corp. stood out. While we remain constructive on energy stocks, we have rotated out of some positions that we felt had become fully valued, including Alpha Natural Resources, Atwood Oceanics, Tidewater, Statoil and Fluor. We have been rotating into efficient North American producers. In this vein, Devon Energy, CONSOL Energy and Range Resources provided strong quarterly returns.

Long positions that detracted significantly were again Best Buy and Cisco Systems. While both companies have experienced near-term top-line growth challenges, we feel they are high-quality operations with strong management and the ability to allocate capital to the benefit of shareholders. We believe these companies are attractively valued and added to both positions.

New positions included gold mining companies Newmont Mining and Yamana Gold. We believed both stocks were oversold during a pullback in gold prices late in the period and took the opportunity to initiate positions. We also initiated a position in women’s apparel retailer Chico’s. The Wasatch research team has been following Chico’s for some time and has owned the company in several different styles in the past. While Chico’s no longer carries a strong growth profile, we believe it is a solid company. Chico’s was attractively priced and benefited from multiple expansion over the period.

The Fund also substantially increased its positions in Loews Corp. and its subsidiary, insurer CNA Financial. Loews is an excellent capital allocator and our visits with management showed us signs of an underwriting turnaround in CNA’s core insurance business. Loews and CNA have been trading at discounts to their book value and we believe they carry favorable risk/reward profiles.

The Fund’s short positions in aggregate went up during the quarter, though not as much as the S&P 500. Short positions that were closed included Salesforce.com and miner Freeport-McMoRan Copper and Gold. Finally, covered call writing benefited performance as many stocks traded within a range during February and March, meaning that we were able to garner the incremental option income. Current and future holdings are subject to risk.

OUTLOOK

On balance, we are tending toward somewhat more defensive positioning. We expect the overall economic recovery to continue, which should be favorable for equities. That said, given the moderate rate of organic growth, we are increasingly concerned over the implications of the impending end of the Federal Reserve’s bond purchase program. In addition, questions over U.S. debt and the tough spending choices that will be required are likely to be a macro-level concern for the markets. Finally, higher food and energy costs may be a headwind for the U.S. economy and consumers in upcoming months. Accordingly, we have increased our short position to approximately 20%, with a focus on companies that will feel cost pressure from food and energy inputs.

On the long side, we remain focused on companies with strong business models, the ability to generate high levels of cash in a variety of growth environments, and the prospect of improving capital allocation through increased dividends and share buy backs.

As always, we will remain flexible in our views and prepared to make adjustments as necessary.

Thank you for the continued opportunity to manage your assets.

CFA® is a trademark owned by CFA Institute.

WASATCH LONG/SHORT FUND (FMLSX) — Portfolio Summary	MARCH 31, 2011

AVERAGE ANNUAL TOTAL RETURNS

	SIX MONTHS**	1 YEAR	5 YEARS	SINCE INCEPTION 8/1/03
Long/Short*	15.53%	14.01%	6.94%	7.01%
S&P 500 Index	17.31%	15.65%	2.62%	5.99%
Citigroup U.S. Domestic 3-Month Treasury Bills Index	0.07%	0.15%	2.10%	2.11%

Data shows past performance, which is not indicative of future performance. Current performance may be lower or higher than the performance quoted. To obtain the most recent month-end performance data available, please visit www.wasatchfunds.com. Investment returns and principal value will fluctuate and shares, when redeemed, may be worth more or less than their original cost.

As of the January 31, 2011 prospectus, the Total Annual Fund Operating Expenses for the Wasatch Long/Short Fund are 1.71%. The expense ratio shown elsewhere in this report may be different. Expenses include direct expenses paid to the Advisor as well as indirect expenses incurred by the Fund as a result of its investments in other investment companies (each an “Acquired Fund”). See the prospectus for additional information regarding Fund expenses.

Wasatch Funds will deduct a 2.00% redemption proceeds fee on Fund shares held 60 days or less. Performance data does not reflect the deduction of fees or taxes, which if reflected, would reduce the performance quoted. For more complete information including charges, risks and expenses, read the prospectus carefully.

The Fund makes short sales of securities which involve the risk that losses may exceed the original amount invested. Equity investing involves risks, including potential loss of the principal amount invested. Being non-diversified, the Fund can invest a larger portion of its assets in the securities of a limited number of companies than a diversified fund. Non-diversification increases the risk of loss to the Fund if the values of these securities decline.

*	As of January 31, 2011, the Wasatch-1st Source Long/Short Fund changed its name to the Wasatch Long/Short Fund.

**	Not annualized.

TOP 10 EQUITY HOLDINGS†

Company	% of Net Assets
Loews Corp.	4.6%
CNA Financial Corp.	4.3%
Devon Energy Corp.	4.0%
Blue Coat Systems, Inc.	3.6%
Wal-Mart Stores, Inc.	3.1%

Company	% of Net Assets
Silicon Graphics International Corp.	3.1%
Newmont Mining Corp.	2.9%
Convergys Corp.	2.8%
Noble Corp.	2.8%
Iron Mountain, Inc.	2.7%

†

As of March 31, 2011, there were 48 long and 38 short holdings in the Fund. Portfolio holdings are subject to change at any time. References to specific securities should not be construed as recommendations by the Funds or their Advisor. Current and future holdings are subject to risk.

SECTOR BREAKDOWN††

††	Excludes securities sold short and options written, if any.

‡	Also includes Other Assets & Liabilities.

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT

Past performance does not predict future performance and the graph above does not reflect the deduction of taxes you would pay on fund distributions or the redemption of fund shares. Performance shown in the chart above does not include any applicable sales charges and fees. Wasatch does not charge any sales fees. ‡‡Inception: August 1, 2003. The S&P 500 Index includes 500 of the United States’ largest stocks from a broad variety of industries. The Index is unmanaged but is a commonly used measure of common stock total return performance. The Citigroup U.S. Domestic 3-Month Treasury Bills Index tracks the performance of U.S. Treasury bills with a remaining maturity of three months. U.S. Treasury bills, which are short-term loans to the U.S. government, are full-faith-and-credit obligations of the U.S. Treasury and are generally regarded as being free of any risk of default. You cannot invest directly in these or any indices.

WASATCH MICRO CAP FUND (WMICX) — Management Discussion	MARCH 31, 2011

The Wasatch Micro Cap Fund is managed by a team of Wasatch portfolio managers led by Daniel Chace.

Daniel Chace, CFA Portfolio Manager

OVERVIEW

The Wasatch Micro Cap Fund gained 6.58% in the first quarter. The Fund performed broadly in line with the Russell Microcap Index, which rose 6.80%.

It was another good quarter for U.S. equities following two years of significant gains. The market advanced despite the earthquake in Japan, political unrest in the Middle East and North Africa, and only moderate improvement in the U.S. economy. We believe the gains were fueled by the massive amount of liquidity in the global financial system. The Federal Reserve has added nearly $500 billion to the U.S. economy over the past few months through purchases of Treasury securities, and short-term interest rates remain near zero. In addition, the Bank of Japan has been flooding its money markets with cash in an effort to stabilize the Japanese economy following the earthquake.

Thanks to the generally strong earnings of our companies, the Fund was able to keep pace with the buoyant micro cap market. The year-over-year earnings growth rate of our companies was higher than 25% in the most recent reporting quarter and better than we expected. Comparisons were still relatively easy, since earnings were below-trend a year ago when the economy was weaker. However, comparisons were not as easy as they had been in previous quarters, and investors recognized the strong operating performance of many of our companies.

DETAILS OF THE QUARTER

The top contributors in the Fund were companies that reported substantial earnings growth and surprised Wall Street with the strength of the current quarter, forward guidance or both. They included IPG Photonics Corp., Interactive Intelligence, Inc. and Computer Programs and Systems, Inc. Each of these stocks gained more than 35%.

IPG Photonics makes fiber lasers that are used in a broad range of industrial applications. Fiber lasers are quickly taking market share from legacy lasers because of the advantages they offer, such as their higher-quality beams, smaller size and lower cost. IPG Photonics is the only major player in the fiber laser market, and we believe the company has a multi-year lead over potential competitors in terms of its technology and cost structure. The amount of operating leverage in the business has been much higher than expected, and margins and earnings are increasing at a rapid rate.

Interactive Intelligence provides Internet Protocol (IP)-based telephone systems to the call center and general enterprise markets. The company is benefiting from the migration from PBX-based systems to IP-based systems, which offer better functionality. Interactive Intelligence is seeing strong momentum in sales and earnings, driven by its success at winning large deals. The company signed 19 contracts that were over $1 million in 2010, compared to nine such contracts in 2009. We have owned the stock for nearly five years. During that time, we have watched Interactive Intelligence work its way up from a niche competitor to a viable market leader.

Computer Programs and Systems provides software and information technology (IT) services to small hospitals across the country. Its revenues are accelerating as a result of the economic stimulus package that was enacted in February 2009. As part of the package, the government is offering hospitals and doctors financial incentives to digitize their medical records. Beginning in 2015, those that aren’t using electronic records in a meaningful way will lose a portion of their Medicare funding. This mandate has created a nice tailwind of demand that we believe should last for several years.

HiSoft Technology International Ltd. ADS was the biggest detractor in the Fund. HiSoft is a U.S.-listed Chinese firm that provides IT services, such as software testing and application maintenance. The company lowered earnings guidance after writing off a large receivable owed by a customer with cash flow problems. HiSoft generates nearly 25% of its revenues from Japan, so investors were also concerned about how the earthquake might affect its business. But the main issue during the quarter was that management lowered its margin outlook for 2011 after saying margins would be stable. This was especially disconcerting to new shareholders who had just participated in a secondary offering of the stock. Despite these developments, HiSoft is expected to post strong revenue and income growth in 2011, and we think its long-run growth story remains intact.

Oil prices topped $100 a barrel this quarter, and energy was the best-performing sector of the market. This negatively impacted the Fund’s performance given our minimal exposure to energy companies. In addition, our foreign-listed stocks produced a solid gain but lagged our domestic stocks. None of our foreign-listed names subtracted a disproportionate amount from the Fund’s return. We think their relative weakness just reflects the fact that the international markets have not been as strong as the U.S. market this year.

OUTLOOK

As noted earlier, there are a number of geopolitical and macroeconomic challenges facing the stock market. In this dynamic environment, we feel positive about the quality and growth of our portfolio companies. While earnings growth is likely to slow over the next few quarters as comparisons become more difficult, it should remain strong. Valuations are not as attractive as they once were given the run-up in the market. But if price-to-earnings (P/E) multiples hold steady, and we capture the earnings growth we are expecting, we believe the Fund should do well.

Thank you for the opportunity to manage your assets.

CFA® is a trademark owned by CFA Institute.

WASATCH MICRO CAP FUND (WMICX) — Portfolio Summary	MARCH 31, 2011

AVERAGE ANNUAL TOTAL RETURNS

	SIX MONTHS*	1 YEAR	5 YEARS	10 YEARS
Micro Cap	27.70%	28.86%	1.51%	11.24%
Russell Microcap® Index	27.53%	25.32%	-0.15%	8.10%
Russell 2000® Index	25.48%	25.79%	3.35%	7.87%

Data shows past performance, which is not indicative of future performance. Current performance may be lower or higher than the performance quoted. To obtain the most recent month-end performance data available, please visit www.wasatchfunds.com. The Advisor may absorb certain Fund expenses, without which total return would have been lower. Investment returns and principal value will fluctuate and shares, when redeemed, may be worth more or less than their original cost.

As of the January 31, 2011 prospectus, the Total Annual Fund Operating Expenses for the Wasatch Micro Cap Fund are 2.21%. The expense ratio shown elsewhere in this report may be different. Expenses include direct expenses paid to the Advisor as well as indirect expenses incurred by the Fund as a result of its investments in other investment companies (each an “Acquired Fund”), before any expense reimbursements by the Advisor. The Net Expense includes any reimbursement by the Advisor. See the prospectus for additional information regarding Fund expenses.

Wasatch Funds will deduct a 2.00% redemption proceeds fee on Fund shares held 60 days or less. Performance data does not reflect the deduction of fees or taxes, which if reflected, would reduce the performance quoted. For more complete information including charges, risks and expenses, read the prospectus carefully.

Investing in micro cap funds will be more volatile and loss of principal could be greater than investing in large cap or more diversified funds. Investing in foreign securities, especially in emerging markets, entails special risks, such as currency fluctuations and political uncertainties, which are described in more detail in the prospectus.

*Not	annualized.

TOP 10 EQUITY HOLDINGS**

Company	% of Net Assets
Power Integrations, Inc.	3.0%
CorVel Corp.	2.6%
Hibbett Sports, Inc.	2.5%
Interactive Intelligence, Inc.	2.5%
Dollar Financial Corp.	2.4%

Company	% of Net Assets
Computer Programs and Systems, Inc.	2.0%
Gordmans Stores, Inc.	1.8%
Resources Connection, Inc.	1.8%
Micrel, Inc.	1.7%
O2Micro International Ltd. ADR (China)	1.7%

**	As of March 31, 2011, there were 96 holdings in the Fund. Portfolio holdings are subject to change at any time. References to specific securities should not be construed as recommendations by the Funds or their Advisor. Current and future holdings are subject to risk.

SECTOR BREAKDOWN†

†	Excludes securities sold short and options written, if any.

††	Also includes Other Assets & Liabilities.

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT

Past performance does not predict future performance and the graph above does not reflect the deduction of taxes you would pay on fund distributions or the redemption of fund shares. Performance shown in the chart above does not include any applicable sales charges and fees. Wasatch does not charge any sales fees. The Fund has changed its primary benchmark from the Russell 2000 Index to the Russell Microcap Index. The Advisor believes the Russell Microcap Index more closely tracks the Fund’s micro cap holdings. The Russell Microcap Index is an unmanaged total return index of the smallest 1,000 securities in the small-cap Russell 2000 Index along with the next smallest 1,000 companies, based on a ranking of all U.S. equities by market capitalization. No data was available for the Index prior to 6/30/00. Data for the Index from 6/30/00 until its official start date of July 1, 2005 was from a paper portfolio. The Russell 2000 Index is an unmanaged total return index of the smallest 2,000 companies in the Russell 3000 Index, as ranked by total market capitalization. The Russell 2000 Index is widely regarded in the industry as accurately capturing the universe of small company stocks. You cannot invest directly in these or any indices.

WASATCH MICRO CAP VALUE FUND (WAMVX) — Management Discussion	MARCH 31, 2011

The Wasatch Micro Cap Value Fund is managed by a team of Wasatch portfolio managers led by Brian Bythrow.

Brian Bythrow, CFA Portfolio Manager

OVERVIEW

After a strong end to 2010, the U.S. equity markets continued to experience healthy gains in the first quarter of 2011, though at a more moderate pace than in the previous quarter. This upward trend was at times surprising, given that signs of an economic recovery remained mixed, and dramatic events in Japan, the Middle East, and North Africa presented the potential for economic disruption.

Thanks in large part to the Federal Reserve’s continued easy money policy, U.S. stocks once again outpaced most international markets, a number of which corrected in the wake of interest rate increases and other inflation-fighting measures by the central banks. For the quarter, the Wasatch Micro Cap Value Fund gained 4.46%. This placed it behind its primary benchmark, the Russell Microcap Index, which returned 6.80% over the same period.

Our international stocks played a significant role in the Fund’s underperformance in the quarter. We consider this positioning to be an important part of our long-term strategy, even if it has had hindered performance over the past several months. That’s because a number of international markets, particularly in emerging economies, offer much greater potential for long-term growth than the mature U.S. market. Another factor in our underperformance is that the benchmark has been largely driven by fast-growth — and often pricey — momentum stocks. Although our sensitivity to valuation has cut into the Fund’s short-term performance, we feel it draws us to stocks offering more deliberate, steadier growth and better long-term return potential.

DETAILS OF THE QUARTER

While no single trend unified our strong performers for the period, a number of companies that contributed positively to performance came from the information technology sector. Top contributor Silicon Graphics International Corp. followed an uneven 2010 with strong performance in this year’s first quarter. It was able to soar past earnings estimates thanks to surging demand for supercomputing equipment from private industry and the military. We felt the stock had become overvalued and sold out of our position.

Interactive Intelligence, Inc., a provider of software systems used to improve the efficiency of call centers, didn’t see its share price rise as dramatically as SGI’s, but posted solid returns as the company continued to enjoy good sales and take market share from competitors. We feel valuation remains relatively reasonable, despite strong performance, and Interactive Intelligence appears to have some potential to be an acquisition target down the road.

Among our more intriguing additions to the portfolio over the quarter was MedQuist Holdings, Inc., a company that applies voice-recognition software (along with offshore personnel) to the field of medical transcription. Although the company was once a market darling, it fell way out of favor and thus we were able to pick up the stock at what we felt was an inexpensive price. As investors have once again recognized the benefits of cost savings, improved efficiency, and better reporting that the company’s systems offer, MedQuist has started to recapture their attention. In an increasingly cost-conscious medical environment, we believe MedQuist’s systems and services are well positioned for future growth.

The performance of our weakest stocks was generally driven by external factors, rather than problems inherent to the companies themselves. Indian textile maker S. Kumars Nationwide Ltd., for example, was hurt as the Indian equity market sold off due to concerns about rising interest rates and other market-wide factors. The company’s products are primarily used in the manufacture of men’s suits. As such, we believe it is well positioned to benefit over the long term from the growth of India’s consumer class. However, given the many issues weighing on that market, we elected to trim back our position in this and some of our other Indian holdings.

Japan’s earthquake, tsunami, and subsequent nuclear power plant damage took down another of our holdings, GSE Systems, Inc. The company designs simulation systems used in the development of new nuclear power plants. It had seemed the company would benefit from increasing global demand for energy and from a move away from fossil fuel powered plants. Of course, recent events in Japan have reawakened concerns about the risks of nuclear power, likely taking new nuclear plants — and much of the need for GSE’s work — off the drawing board for some years to come. In this case, it seemed wisest to sell out of the position and move on. Current and future holdings are subject to risk.

OUTLOOK

Even after the equity markets’ strong run, we believe that most of the stocks in our portfolio are still reasonably priced, which gives them considerable upside potential and may insulate them to some degree during periods of volatility. So even if our value-based approach hasn’t been entirely to our advantage in this momentum-driven quarter, we continue to believe it positions us well for the longer term.

We remain enthusiastic about our portfolio of small companies that we believe offer innovative products, have solid business plans surrounding those products, and are led by strong management teams that can execute those plans successfully. In the months to come, we believe that, particularly in light of the hefty valuations among growth stocks, the market’s eye may turn to value stocks once again. A number of our companies may also find themselves targeted for acquisition by larger companies looking for these same attractive qualities.

Thank you for the opportunity to manage your assets.

CFA® is a trademark owned by CFA Institute.

WASATCH MICRO CAP VALUE FUND (WAMVX) — Portfolio Summary	MARCH 31, 2011

AVERAGE ANNUAL TOTAL RETURNS

	SIX MONTHS*	1 YEAR	5 YEARS	SINCE INCEPTION 7/28/03
Micro Cap Value	18.07%	19.07%	5.75%	12.57%
Russell Microcap® Index	27.53%	25.32%	-0.15%	6.85%
Russell 2000® Index	25.48%	25.79%	3.35%	9.34%

Data shows past performance, which is not indicative of future performance. Current performance may be lower or higher than the performance quoted. To obtain the most recent month-end performance data available, please visit www.wasatchfunds.com. The Advisor may absorb certain Fund expenses, without which total return would have been lower. Investment returns and principal value will fluctuate and shares, when redeemed, may be worth more or less than their original cost.

As of the January 31, 2011 prospectus, the Total Annual Fund Operating Expenses for the Wasatch Micro Cap Value Fund are 2.43%. The Net Expenses are 2.32%. The expense ratio shown elsewhere in this report may be different. Expenses include direct expenses paid to the Advisor as well as indirect expenses incurred by the Fund as a result of its investments in other investment companies (each an “Acquired Fund”), before any expense reimbursements by the Advisor. Net Expenses are based on Fund expenses, net of waivers and reimbursements. See the prospectus for additional information regarding Fund expenses.

Wasatch Funds will deduct a 2.00% redemption proceeds fee on Fund shares held 60 days or less. Performance data does not reflect the deduction of fees or taxes, which if reflected, would reduce the performance quoted. For more complete information including charges, risks and expenses, read the prospectus carefully.

Investing in micro cap funds will be more volatile and loss of principal could be greater than investing in large cap or more diversified funds. Investing in foreign securities, especially in emerging markets, entails special risks, such as currency fluctuations and political uncertainties, which are described in more detail in the prospectus.

*Not	annualized.

TOP 10 EQUITY HOLDINGS**

Company	% of Net Assets
Virtus Investment Partners, Inc.	1.8%
Franklin Electric Co., Inc.	1.7%
Interactive Intelligence, Inc.	1.7%
Hurco Cos., Inc.	1.5%
Tesco Corp.	1.5%

Company	% of Net Assets
First Cash Financial Services, Inc.	1.5%
Haynes International, Inc.	1.4%
Encore Capital Group, Inc.	1.4%
TTM Technologies, Inc.	1.3%
Dollar Financial Corp.	1.3%

**	As of March 31, 2011, there were 130 holdings in the Fund. Portfolio holdings are subject to change at any time. References to specific securities should not be construed as recommendations by the Funds or their Advisor. Current and future holdings are subject to risk.

SECTOR BREAKDOWN†

†	Excludes securities sold short and options written, if any.

††	Also includes Other Assets & Liabilities.

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT

Past performance does not predict future performance and the graph above does not reflect the deduction of taxes you would pay on fund distributions or the redemption of fund shares. Performance shown in the chart above does not include any applicable sales charges and fees. Wasatch does not charge any sales fees. ‡Inception: July 28, 2003. The Fund has changed its primary benchmark from the Russell 2000 Index to the Russell Microcap Index. The Advisor believes the Russell Microcap Index more closely tracks the Fund’s micro cap holdings. The Russell Microcap Index is an unmanaged total return index of the smallest 1,000 securities in the small-cap Russell 2000 Index along with the next smallest 1,000 companies, based on a ranking of all U.S. equities by market capitalization. No data was available for the Index prior to 6/30/00. Data for the Index from 6/30/00 until its official start date of July 1, 2005 was from a paper portfolio. The Russell 2000 Index is an unmanaged total return index of the smallest 2,000 companies in the Russell 3000 Index, as ranked by total market capitalization. The Russell 2000 Index is widely regarded in the industry as accurately capturing the universe of small company stocks. You cannot invest directly in these or any indices.

WASATCH SMALL CAP GROWTH FUND (WAAEX) — Management Discussion	MARCH 31, 2011

The Wasatch Small Cap Growth Fund is managed by a team of Wasatch portfolio managers led by Jeff Cardon.

Jeff Cardon, CFA Portfolio Manager

OVERVIEW

The Wasatch Small Cap Growth Fund gained 6.53% in the first quarter of 2011. The Russell 2000 Growth Index and the Russell 2000 Index rose 9.24% and 7.94%, respectively. The S&P 500 Index was up 5.92%.

Information technology has been the best-performing sector in the Fund since the stock market bottomed in March 2009. Following such strong performance, many of our biggest winners have become expensive. Consequently, we have been de-risking the portfolio by trimming and eliminating positions in technology companies, as well as other types of companies, whose valuations are stretched. We began taking profits in late 2010 and stepped up our trading in the new year. Overall, our technology holdings posted a double-digit gain this quarter and made a large contribution to return. However, the lowering of our technology weight had a negative impact on performance given the continued strength in the sector.

Industrial and energy stocks have done well so far this year, reflecting an improvement in global economic growth. Energy stocks got an additional boost from the spike in oil prices caused by turmoil in the Middle East and North Africa (MENA). We continue to research companies in cyclical and commodity-oriented sectors of the market. That said, we have had difficulty finding high-quality, commodity-related companies capable of delivering steady and strong earnings growth over long periods of time.

Most international indices are trailing the U.S. indices year-to-date, with emerging markets producing the smallest gains. This was a headwind for our foreign-listed stocks, which underperformed our domestic holdings. These relatively weaker market returns are partly due to rising inflation, which has an outsized impact on economic activity in emerging countries. In addition, the incredible amount of negative news this quarter, including the Japanese earthquake and Middle East unrest, appears to have created an appetite for U.S. equities as a safe haven from these events.

DETAILS OF THE QUARTER

Technology stocks dominated the list of top contributors this quarter. Notable performers included Ultimate Software Group, Inc., LoopNet, Inc. and VistaPrint N.V. All three of these companies have business models that use the power of the Internet to disrupt old ways of delivering services. As part of our effort to reduce valuation risk in the sector, we sold F5 Networks, Inc. and cut our position in Riverbed Technology, Inc., both enablers of “cloud computing.” We also sold OpenTable, Inc., an Internet-based provider of restaurant reservations. In our opinion, these companies still have very compelling growth opportunities, but valuations are stretched.

Copart, Inc. was another strong performer. Copart provides auto salvage auction services to a variety of buyers and sellers, including insurance companies and recyclers. We consider it to be a very high-quality company with a 10% to 12% long-run growth opportunity. It is not the kind of stock you would expect to outperform in a market where investors are seeking risk. The company recently completed a successful tender offer, repurchasing almost 15% of its outstanding shares. This unusual and accretive action was viewed favorably by investors and helped Copart’s stock perform surprisingly well.

Many of our weakest holdings were in the consumer discretionary sector — names like hhgregg, Inc., Hibbett Sports, Inc., Life Time Fitness, Inc. and O’Reilly Automotive, Inc. These and other consumer stocks were hurt by concerns that rising gas prices and falling home values would dampen discretionary spending.

Orexigen Therapeutics, Inc. also underperformed. Orexigen Therapeutics is a biotechnology company focused on treating obesity. The stock fell sharply after the U.S. Food and Drug Administration (FDA) rejected its lead weight-loss drug. The FDA is currently behaving conservatively toward granting new drug approvals. We were surprised by the decision given the tremendous cost to society of obesity-related diseases such as diabetes. The rejection was a major setback for Orexigen, and we sold the stock. We owned a small position, consistent with our approach to allocating minimal capital to biotechnology companies given the inherent riskiness of their business models. Current and future holdings are subject to risk.

OUTLOOK

The U.S. economy is clearly improving, corporate balance sheets are healthy and emerging economies remain vibrant. However, debt at all levels of government is high, both in the United States and especially in Europe. The MENA region is unstable, and it is impossible to predict the future direction of events.

In this kind of volatile environment, we are particularly glad we are bottom-up stock pickers who don’t rely on predicting macroeconomic and global events. Our focus, as always, is to find high-quality growth companies and own them as long as the fundamentals are in place, and as long as valuations provide a proper risk-adjusted return. The fundamentals of our portfolio companies look very good heading into the rest of the year. The weighted-average earnings growth of our portfolio companies was 26% in the most recent reporting quarter, and they are on track to deliver mid- to high-teens growth during the balance of 2011. As noted earlier, valuations are stretched in certain sectors of the market, which has led us to raise more cash than normal. However, our cash position should work its way down as we work hard to identify interesting new names to add to the Fund.

Thank you for the opportunity to manage your assets.

CFA® is a trademark owned by CFA Institute.

WASATCH SMALL CAP GROWTH FUND (WAAEX) — Portfolio Summary	MARCH 31, 2011

AVERAGE ANNUAL TOTAL RETURNS

	SIX MONTHS*	1 YEAR	5 YEARS	10 YEARS
Small Cap Growth	22.90%	30.48%	5.17%	9.36%
Russell 2000® Growth Index	27.93%	31.04%	4.34%	6.44%
Russell 2000® Index	25.48%	25.79%	3.35%	7.87%

Data shows past performance, which is not indicative of future performance. Current performance may be lower or higher than the performance quoted. To obtain the most recent month-end performance data available, please visit www.wasatchfunds.com. The Advisor may absorb certain Fund expenses, without which total return would have been lower. Investment returns and principal value will fluctuate and shares, when redeemed, may be worth more or less than their original cost.

As of the January 31, 2011 prospectus, the Total Annual Fund Operating Expenses for the Wasatch Small Cap Growth Fund are 1.28%. The expense ratio shown elsewhere in this report may be different. Expenses include direct expenses paid to the Advisor as well as indirect expenses incurred by the Fund as a result of its investments in other investment companies (each an “Acquired Fund”), before any expense reimbursements by the Advisor. The Net Expense includes any reimbursement by the Advisor. See the prospectus for additional information regarding Fund expenses.

Wasatch Funds will deduct a 2.00% redemption proceeds fee on Fund shares held 60 days or less. Performance data does not reflect the deduction of fees or taxes, which if reflected, would reduce the performance quoted. For more complete information including charges, risks and expenses, read the prospectus carefully.

Investing in small cap funds will be more volatile and loss of principal could be greater than investing in large cap or more diversified funds.

*Not	annualized.

TOP 10 EQUITY HOLDINGS**

Company	% of Net Assets
Power Integrations, Inc.	3.6%
Ultimate Software Group, Inc.	3.5%
Knight Transportation, Inc.	2.5%
Hibbett Sports, Inc.	2.4%
MSC Industrial Direct Co., Inc., Class A	2.4%

Company	% of Net Assets
Peet’s Coffee & Tea, Inc.	2.4%
Hittite Microwave Corp.	2.2%
Computer Programs and Systems, Inc.	2.0%
VistaPrint N.V. (Netherlands)	1.9%
Wirecard AG (Germany)	1.9%

**	As of March 31, 2011, there were 99 holdings in the Fund. Portfolio holdings are subject to change at any time. References to specific securities should not be construed as recommendations by the Funds or their Advisor. Current and future holdings are subject to risk.

SECTOR BREAKDOWN†

†	Excludes securities sold short and options written, if any.

††	Also includes Other Assets & Liabilities.

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT

Past performance does not predict future performance and the graph above does not reflect the deduction of taxes you would pay on fund distributions or the redemption of fund shares. Performance shown in the chart above does not include any applicable sales charges and fees. Wasatch does not charge any sales fees. The Russell 2000 Growth Index is an unmanaged total return index that measures the performance of those Russell 2000 Index companies with higher price-to-book ratios and higher forecasted growth values. The Russell 2000 Index is an unmanaged total return index of the smallest 2,000 companies in the Russell 3000 Index, as ranked by total market capitalization. The Russell 2000 Index is widely regarded in the industry as accurately capturing the universe of small company stocks. You cannot invest directly in these or any indices.

WASATCH SMALL CAP VALUE FUND (WMCVX) — Management Discussion	MARCH 31, 2011

The Wasatch Small Cap Value Fund is managed by a team of Wasatch portfolio managers led by Jim Larkins.

Jim Larkins, MBA Portfolio Manager

OVERVIEW

The first three months of the year brought challenges for the financial markets, including turmoil in the Middle East and North Africa, surging energy prices, and tragedy in Japan. For investors, these events underscored the increasing linkage of global markets and the unsettling ripple effects from “black swans” such as revolutions and natural disasters.

In this turbulent environment, the

Wasatch Small Cap Value Fund gained 7.42% and outperformed the Russell 2000 Value Index, which gained 6.60%. We attribute this to buying what we believe are quality stocks whose current values don’t reflect their potential for growth. One benefit of investing in higher-quality companies is that we can feel comfortable using share price weakness to establish positions at attractive levels. This strategy has allowed us to capitalize on market volatility, rather than being hurt by it.

DETAILS OF THE QUARTER

Stock selection and overall positioning helped the Fund in the quarter. We benefited from an overweight position and solid performance in the industrials sector and an underweight position in the lagging financials sector. Within industrials, Copart, Inc., a provider of vehicle salvage services, generated strong performance. Our trucking stocks Old Dominion Freight Line, Inc. and Vitran Corp., Inc. also did well. Removal of capacity in the trucking industry has created a more favorable environment for the surviving companies.

In the financials sector, the Fund benefited from our decision to sell some banking stocks in late 2010 after they became expensive. We continue to see a lack of compelling value opportunities in financials, but are looking at the sector carefully so we will be prepared to take advantage of price weakness.

Our “Fallen Angels” strategy added substantial value. As mentioned in past communications, “Fallen Angels” is our term for one-time growth stocks that have stumbled and fallen into value territory. Three such stocks made strong contributions to the Fund this quarter. Notable among them was Polycom, Inc., which surged over 30%. Video conferencing and unified communications are hot areas, and Polycom has rebounded from its early-2009 lows as its competitor Cisco Systems, Inc.* has struggled to integrate its acquisition of Tandberg.

American Reprographics Co. provides blueprints and blueprint-related services to construction companies, and is a one-time fallen angel that was held in Wasatch growth portfolios. When its stock price plunged during the credit crisis, we bought shares near market lows using the institutional memory within Wasatch. ARC shares have since rebounded in anticipation of an improving economy.

The third major contributor among our Fallen Angels was Chico’s FAS, Inc., an apparel retailer we initially purchased in late 2010. Chico’s is a classic fallen angel story — it had one of the most spectacular track records in the history of retail until it hit a wall a few years ago. Wasatch’s history with the company, as a former growth holding, gave us important perspective when making the decision to purchase shares once Chico’s new management team demonstrated its talent at executing a turnaround.

Our position in Allegiant Travel Co. proved to be a disappointment. While Allegiant is often recognized as one of the world’s most profitable airlines, its primary customer — the leisure traveler — has been negatively impacted by the sluggish economy. This issue, combined with rising fuel costs, caused Allegiant’s earnings growth to stall. Nevertheless, we believe the company will be able to revive its earnings growth.

Other detractors included China Valves Technology, Inc., which we sold after a controversy related to corporate governance practices, and Big 5 Sporting Goods Corp., a retailer that has struggled to gain momentum even as certain competitors have continued to grow. Despite this handful of misses, we are pleased with the overall effectiveness of our stock selection. Current and future holdings are subject to risk.

OUTLOOK

With the broader market having come so far since the third quarter of 2010, we have gradually moved to a more cautious, valuation-centric approach. Part of this process involved our decision to reduce weightings in stocks that had surpassed our fair value estimates. Many of these were energy and materials companies. In some cases, we sold these positions too early and missed some upside. However, we believe it is important to maintain strict valuation discipline in stocks linked to commodity prices, even if we continue to hold a positive view on the underlying companies. We have increased our research efforts in these areas, and feel well prepared to buy should prices come back down.

At the same time, we have maintained our long-standing approach of buying former growth companies that have fallen to attractive valuation levels. Recent purchases included companies in the optical networking space and a couple of consumer discretionary firms.

Another element of our approach has been to keep positions in core, long-term holdings that we view as higher-quality companies offering upside potential and defensive characteristics.

Through these recent shifts, we feel we have maintained attractive overall valuation, boosted the Fund’s growth profile, and raised the quality of our holdings. Our cash position is higher than normal, but we expect to work it down as we see weakness in the stock prices of companies we’re watching. We believe this approach will hold us in good stead regardless of the direction the broader market takes as we move through 2011.

Thank you for the opportunity to manage your assets.

*	As of March 31, 2011, the Wasatch Small Cap Value Fund was not invested in Cisco Systems, Inc.

WASATCH SMALL CAP VALUE FUND (WMCVX) — Portfolio Summary	MARCH 31, 2011

AVERAGE ANNUAL TOTAL RETURNS

	SIX MONTHS*	1 YEAR	5 YEARS	10 YEARS
Small Cap Value	26.95%	27.36%	1.90%	9.64%
Russell 2000® Value Index	22.97%	20.63%	2.23%	9.01%
Russell 2000® Index	25.48%	25.79%	3.35%	7.87%

Data shows past performance, which is not indicative of future performance. Current performance may be lower or higher than the performance quoted. To obtain the most recent month-end performance data available, please visit www.wasatchfunds.com. The Advisor may absorb certain Fund expenses, without which total return would have been lower. Investment returns and principal value will fluctuate and shares, when redeemed, may be worth more or less than their original cost.

As of the January 31, 2011 prospectus, the Total Annual Fund Operating Expenses for the Wasatch Small Cap Value Fund are 1.97%. The expense ratio shown elsewhere in this report may be different. Expenses include direct expenses paid to the Advisor as well as indirect expenses incurred by the Fund as a result of its investments in other investment companies (each an “Acquired Fund”), before any expense reimbursements by the Advisor. The Net Expense includes any reimbursement by the Advisor. See the prospectus for additional information regarding Fund expenses.

Wasatch Funds will deduct a 2.00% redemption proceeds fee on Fund shares held 60 days or less. Performance data does not reflect the deduction of fees or taxes, which if reflected, would reduce the performance quoted. For more complete information including charges, risks and expenses, read the prospectus carefully.

Investing in small cap funds will be more volatile and loss of principal could be greater than investing in large cap or more diversified funds.

*Not	annualized.

TOP 10 EQUITY HOLDINGS**

Company	% of Net Assets
Copart, Inc.	3.4%
CorVel Corp.	3.2%
Polycom, Inc.	2.6%
TTM Technologies, Inc.	2.5%
Herbalife Ltd.	2.3%

Company	% of Net Assets
MEDNAX, Inc.	2.1%
Dollar Financial Corp.	2.0%
ICON plc ADR (Ireland)	2.0%
HEICO Corp., Class A	2.0%
Resources Connection, Inc.	1.9%

**	As of March 31, 2011, there were 77 holdings in the Fund. Portfolio holdings are subject to change at any time. References to specific securities should not be construed as recommendations by the Funds or their Advisor. Current and future holdings are subject to risk.

SECTOR BREAKDOWN†

†	Excludes securities sold short and options written, if any.

††	Also includes Other Assets & Liabilities.

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT

Past performance does not predict future performance and the graph above does not reflect the deduction of taxes you would pay on fund distributions or the redemption of fund shares. Performance shown in the chart above does not include any applicable sales charges and fees. Wasatch does not charge any sales fees. The Russell 2000 Value Index measures the performance of those Russell 2000 Index companies with lower price-to-book ratios and lower forecasted growth values. The Russell 2000 Index is an unmanaged total return index of the smallest 2,000 companies in the Russell 3000 Index, as ranked by total market capitalization. The Russell 2000 Index is widely regarded in the industry as accurately capturing the universe of small company stocks. You cannot invest directly in these or any indices.

WASATCH STRATEGIC INCOME FUND (WASIX) — Management Discussion	MARCH 31, 2011

The Wasatch Strategic Income Fund is managed by a team of Wasatch portfolio managers led by Sam Stewart.

Samuel S. Stewart, Jr. PhD, CFA Portfolio Manager

OVERVIEW

Political unrest in the Middle East and North Africa, burdensome government budget deficits in the U.S. and Europe, and a tragic natural disaster in Japan dominated news headlines during the first quarter, yet the S&P 500 continued to march forward.

Somewhat surprisingly, given our defensive positioning, the 7.44% return of the Wasatch Strategic Income Fund outperformed the 5.92% gain of the S&P 500 Index for the quarter — the

S&P 500’s third consecutive quarter with an increase of more than five percent. The Barclays Capital U.S. Aggregate Bond Index posted a modest 0.42% gain for the quarter.

Despite being underweight in some of the market’s hottest sectors because of quality or valuation concerns, the Fund performed quite well. The Fund is focused on high quality companies trading at good values, which have a willingness and ability to pay a growing dividend. It’s a strategy that I would normally expect to trail the market in bullish environments, and to potentially outperform during pullbacks. One of the drivers of the Fund’s recent outperformance is that investors are increasingly looking for yield. As of March 31, 2011, the Fund’s 30-day SEC yield was 2.50%,* well above that of the S&P 500.

As the market continues to advance, I have become even more vigilant concerning the valuations of the Fund’s holdings and I am selectively trimming our exposure accordingly. Even with the strong market advance, the Fund does not feel overvalued to me, as price-to-earnings ratios (P/Es) and other valuation metrics remain reasonable for our holdings.

I’m pleased to report that in February the Fund reached its five-year anniversary. Given the Fund’s goal of generating a total return between stocks and bonds with lower risk than a typical equity portfolio, the Fund has done better than I expected — actually outperforming the S&P 500 over 1-, 3- and 5-year time periods as of March 31, 2011. I believe our success has been partly due to Wasatch’s disciplined investment process utilizing good hands-on research.

DETAILS OF THE QUARTER

Valeant Pharmaceuticals International, Inc. was the Fund’s top performing stock during the quarter with a 76% increase. Valeant has proven to be adept at selecting and integrating merger targets. Their large integration with Biovail last fall has been going well and is being recognized by investors. Investors also seem to now be placing an expected value on the company’s current initiative to acquire Cephalon and its attractive drug pipeline.

Herbalife Ltd., a network marketing company that offers nutritional supplements, also delivered strong returns during the quarter. The company is successfully shifting their customers from traditional multi-level marketing into a daily consumption model that has boosted recurring revenue and earnings growth.

Included among our financial stocks are several mortgage REITs which have performed particularly well in the current low interest rate environment. They are paying double-digit yields, yet we believe their price-to-book values (an important valuation tool for these firms) remain reasonable.

Microsoft Corp. and Teva Pharmaceutical Industries Ltd. were down slightly during the quarter, but neither had meaningful news and my investment thesis remains in place.

The Fund’s largest detractor during the quarter was Brazil’s Banco Daycoval, which I sold early in the period. I remain optimistic about the increasing financial needs of Brazil’s growing middle class and I used the proceeds to purchase Itau Unibanco Banco Holding, which I believe is a better-positioned Brazilian bank.

We also purchased a stake of investment manager BlackRock, Inc. this quarter. I believe BlackRock is a top quality firm with great diversification, led by a superb management team, and which pays a healthy and growing dividend. Its stock is also notably undervalued compared to some of its public competitors. Current and future holdings are subject to risk.

OUTLOOK

While the domestic market advance during the quarter was primarily a result of improving economic signals, I was still surprised at the markets’ strength given the short- and long-term challenges we continue to face, including:

•	Stubbornly high U.S. unemployment
•	Soaring commodity prices
•	Our large and growing public debt

While I’m cautiously optimistic that tough choices will be made to improve global economic prospects, I will continue to try to position the Fund to err on the cautious side in order to reduce downside risk. I will also keep a close eye on valuations and hold our companies to a high quality bar. I’m finding that many blue chip, large cap stocks in particular are still attractively priced and should have the pricing power to maintain profit margins in an inflationary environment.

I would be surprised to see the bull market continue its frothy expansion. I believe investors ought to prepare themselves for more modest returns than we have recently seen. Although the global economic meltdown was averted, myriad uncertainties remain. By focusing our investment selections on high quality companies that are able and willing to pay increasing dividends, and by closely managing the risk exposure of the Fund, I believe we are well positioned to deliver against the Fund’s objective.

Thank you for the opportunity to manage your assets.

CFA® is a trademark owned by CFA Institute.

*	The 30-day yield for the Strategic Income Fund is subsidized due to the Advisor’s contractual agreement to reimburse the Fund for certain expenses. Without this expense waiver the Fund’s yield would be lower.

WASATCH STRATEGIC INCOME FUND (WASIX) — Portfolio Summary	MARCH 31, 2011

AVERAGE ANNUAL TOTAL RETURNS

	SIX MONTHS*	1 YEAR	5 YEARS	SINCE INCEPTION 2/1/06
Strategic Income	18.46%	23.19%	3.91%	4.14%
S&P 500 Index	17.31%	15.65%	2.62%	2.84%
Barclays Capital U.S. Aggregate Bond Index	-0.88%	5.12%	6.03%	5.70%

Data shows past performance, which is not indicative of future performance. Current performance may be lower or higher than the performance quoted. To obtain the most recent month-end performance data available, please visit www.wasatchfunds.com. The Advisor may absorb certain Fund expenses, without which total return would have been lower. Investment returns and principal value will fluctuate and shares, when redeemed, may be worth more or less than their original cost.

As of the January 31, 2011 prospectus, the Total Annual Fund Operating Expenses for the Wasatch Strategic Income Fund are 1.96%. The Net Expenses are 1.62%. The expense ratio shown elsewhere in this report may be different. Expenses include direct expenses paid to the Advisor as well as indirect expenses incurred by the Fund as a result of its investments in other investment companies (each an “Acquired Fund”), before any expense reimbursements by the Advisor. Net Expenses are based on Fund expenses, net of waivers and reimbursements. See the prospectus for additional information regarding Fund expenses.

Wasatch Funds will deduct a 2.00% redemption proceeds fee on Fund shares held 60 days or less. Performance data does not reflect the deduction of fees or taxes, which if reflected, would reduce the performance quoted. For more complete information including charges, risks and expenses, read the prospectus carefully.

With respect to the Fund’s assets invested in fixed income securities, you are subject, but not limited to, the same interest rate, inflation and credit risk associated with the underlying fixed-income securities owned by the Fund. Return of principal is not guaranteed. Equity investing involves risks, including potential loss of the principal amount invested. Investing in foreign securities, especially in emerging markets, entails special risks, such as currency fluctuations and political uncertainties, which are described in more detail in the prospectus.

*Not	annualized.

TOP 10 EQUITY HOLDINGS**

Company	% of Net Assets
Valeant Pharmaceuticals International, Inc. (Canada)	4.6%
Herbalife Ltd.	4.4%
Teva Pharmaceutical Industries Ltd. ADR (Israel)	4.2%
Redwood Trust, Inc.	3.8%

Company	% of Net Assets
Two Harbors Investment Corp.	3.6%
MasterCard, Inc., Class A	3.5%
Visa, Inc., Class A	3.4%
Capstead Mortgage Corp.	3.3%
Solar Capital Ltd.	2.7%
Ares Capital Corp.	2.7%

**	As of March 31, 2011, there were 52 holdings in the Fund. Portfolio holdings are subject to change at any time. References to specific securities should not be construed as recommendations by the Funds or their Advisor. Current and future holdings are subject to risk.

SECTOR BREAKDOWN†

†	Excludes securities sold short and options written, if any.

††	Also includes Other Assets & Liabilities.

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT

Past performance does not predict future performance and the graph above does not reflect the deduction of taxes you would pay on fund distributions or the redemption of fund shares. Performance shown in the chart above does not include any applicable sales charges and fees. Wasatch does not charge any sales fees. ‡Inception: February 1, 2006. The S&P 500 Index represents 500 of the United States’ largest stocks from a broad variety of industries. The Index is unmanaged, and a common measure of common stock total return performance. The Barclays Capital U.S. Aggregate Bond Index covers the U.S. investment grade fixed rate bond market, including government and corporate securities, agency mortgage pass-through securities, and asset-backed securities. To be included in the index the security must meet the following criteria: must have at least one year to final maturity, regardless of call features; must have at least $100 million par amount outstanding; must be rated investment grade or better by Moody’s Investors Service, Standard & Poor’s, or Fitch Investor’s Service; must be fixed rate, although it can carry a coupon that steps up or changes to a predetermined schedule; must be dollar-denominated and nonconvertible. All corporate and asset-backed securities must be registered with the SEC and must be publicly issued. You cannot invest directly in these or any indices.

WASATCH ULTRA GROWTH FUND (WAMCX) — Management Discussion	MARCH 31, 2011

The Wasatch Ultra Growth Fund is managed by a team of Wasatch portfolio managers led by Ajay Krishnan.

Ajay Krishnan, CFA Portfolio Manager

OVERVIEW

The Wasatch Ultra Growth Fund gained 6.48% in the first quarter of 2011. U.S. equity markets also posted solid gains over the period, despite disruptive global events, rising energy prices, and tepid economic data. The Fund underperformed the Russell 2000 Growth Index, which returned 9.24% for the quarter.

With few exceptions, companies held by the Fund recorded healthy levels of earnings growth. This, along with a sustained high level of liquidity among investors, has been reflected in rising price-to-earnings (P/E) multiples, and has significantly increased the level of risk in the equity markets.

Negative news regarding two holdings played a role in the Fund’s underperformance for the period. Our underexposure to the strong-performing energy sector, and the relatively weak performance of some of our energy holdings, also contributed to underperformance.

DETAILS OF THE QUARTER

A number of our top performers over the past three months are emerging as leaders in newer areas of technological innovation. Our top contributor for the quarter, IPG Photonics Corp., is also indicative of the strong earnings growth experienced by many of our holdings over the period. The company manufactures fiber-optic lasers that are used in industry. This newer laser technology operates at a slightly lower cost per watt than traditional CO2 lasers, but generates even greater savings through its much lower cost for maintenance and upkeep. Fiber-optic lasers in general, and IPG in particular, are making great strides in gaining market share over CO2 lasers, which helped the company to blow out its earnings estimates for the quarter. Investors’ enthusiastic response drove the stock’s valuation up significantly.

Another top contributor, OPNET Technologies, Inc., has benefited from the move toward cloud computing, a model whereby software and services are provided over the Internet, or “cloud.” Although cloud-based systems can provide greater flexibility and capacity than fixed-location server networks, when problems arise, they can be more challenging for companies’ IT departments to diagnose and resolve. OPNET provides products and services to help IT technicians monitor, manage, and improve the performance of their cloud-based systems. As these products have grown to account for more of OPNET’s overall business, the company’s revenues and earnings have grown. Furthermore, as investors have recognized OPNET’s larger presence in this fast-growing portion of the information technology (IT) sector, the company has enjoyed P/E multiple expansion.

Not every innovation necessarily works out as hoped for. A disappointing development with respect to a new obesity drug led to a steep decline in the stock price of Orexigen

Therapeutics, Inc., our greatest detractor for the period. It previously looked like the company’s new drug was on track for approval by the Food and Drug Administration (FDA). In an unexpected turn of events, an additional large-scale study to measure the cardiac effects of the drug was requested prior to approval in a letter received from the FDA in February. We substantially reduced our position in Orexigen based on this news, though we retained a small position, as the company has not yet met with the FDA to discuss the details of the study.

Another detractor from performance was one of the few examples we saw this quarter of a company posting disappointing earnings. HiSoft Technology International Ltd., a China-based IT outsourcing company we hold through American Depositary Shares (ADS), saw earnings fall short of expectations and its share price decline after it had to take a writedown of a sizable receivable. This was somewhat surprising given that management had claimed to have a good picture of clients’ ability to pay their bills. Management also indicated that despite this development profit margins were stable, but in the end they declined modestly.

Both of these events undermined HiSoft’s credibility. We view the recent problems more as bumps in the road than indicators of long-term distress. Going forward, HiSoft’s management will need to show investors that they can successfully execute their business plan and avoid future issues with receivables. Current and future holdings are subject to risk.

OUTLOOK

We remain cautious with respect to consumers, and to companies that largely rely on spending to produce earnings growth. We anticipate that capital spending rather than consumer activity will ultimately drive the economic recovery. Companies appear to remain reluctant to hire in great numbers, and newer technologies are making it easier for them to produce more with fewer employees.

With pockets of over-valuation now in evidence in many areas of the market, we’re taking steps to manage the level of risk in the Fund. We’ve trimmed positions in a number of stronger-performing, higher-multiple stocks and have removed a few smaller positions altogether. In this environment, we find some encouragement in the fact that a few of our larger positions, including Silicon Laboratories, Inc. and Power Integrations, Inc., were down slightly for the past quarter. We believe both of these companies are positioned to post good results as the year progresses, and less-expensive valuations give their share prices room to move. In addition, we believe the overall quality of our portfolio companies is quite high and the fundamental outlook positive. Valuation is the main risk we see.

As we consider new holdings for the Fund, we will continue to pay careful attention to quality and valuation, looking for opportunities to add holdings at prices that leave room for appreciation.

Thank you for the opportunity to manage your assets.

CFA® is a trademark owned by CFA Institute.

WASATCH ULTRA GROWTH FUND (WAMCX) — Portfolio Summary	MARCH 31, 2011

AVERAGE ANNUAL TOTAL RETURNS

	SIX MONTHS*	1 YEAR	5 YEARS	10 YEARS
Ultra Growth	22.07%	34.80%	2.19%	8.21%
Russell 2000® Growth Index	27.93%	31.04%	4.34%	6.44%

Data shows past performance, which is not indicative of future performance. Current performance may be lower or higher than the performance quoted. To obtain the most recent month-end performance data available, please visit www.wasatchfunds.com. The Advisor may absorb certain Fund expenses, without which total return would have been lower. Investment returns and principal value will fluctuate and shares, when redeemed, may be worth more or less than their original cost.

As of the January 31, 2011 prospectus, the Total Annual Fund Operating Expenses for the Wasatch Ultra Growth Fund are 1.46%. The expense ratio shown elsewhere in this report may be different. Expenses include direct expenses paid to the Advisor as well as indirect expenses incurred by the Fund as a result of its investments in other investment companies (each an “Acquired Fund”), before any expense reimbursements by the Advisor. Net Expenses are based on Fund expenses, net of waivers and reimbursements. See the prospectus for additional information regarding Fund expenses.

Wasatch Funds will deduct a 2.00% redemption proceeds fee on Fund shares held 60 days or less. Performance data does not reflect the deduction of fees or taxes, which if reflected, would reduce the performance quoted. For more complete information including charges, risks and expenses, read the prospectus carefully.

Investing in small cap funds will be more volatile and loss of principal could be greater than investing in large cap or more diversified funds.

*Not	annualized.

TOP 10 EQUITY HOLDINGS**

Company	% of Net Assets
Cognizant Technology Solutions Corp., Class A	3.7%
Power Integrations, Inc.	3.3%
Interactive Intelligence, Inc.	2.6%
Computer Programs and Systems, Inc.	2.6%
MSCI, Inc., Class A	2.5%

Company	% of Net Assets
Silicon Laboratories, Inc.	2.5%
Hittite Microwave Corp.	2.3%
AtriCure, Inc.	2.2%
Greenspring Global Partners II-B, L.P.	2.1%
NetLogic Microsystems, Inc.	1.7%

**	As of March 31, 2011, there were 103 holdings in the Fund. Portfolio holdings are subject to change at any time. References to specific securities should not be construed as recommendations by the Funds or their Advisor. Current and future holdings are subject to risk.

SECTOR BREAKDOWN†

†	Excludes securities sold short and options written, if any.

††	Also includes Other Assets & Liabilities.

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT

Past performance does not predict future performance and the graph above does not reflect the deduction of taxes you would pay on fund distributions or the redemption of fund shares. Performance shown in the chart above does not include any applicable sales charges and fees. Wasatch does not charge any sales fees. The Russell 2000 Growth Index is an unmanaged total return index that measures the performance of those Russell 2000 Index companies with higher price-to-book ratios and higher forecasted growth values. The Russell 2000 Index is an unmanaged total return index of the smallest 2,000 companies in the Russell 3000 Index, as ranked by total market capitalization. You cannot invest directly in these or any indices.

WASATCH-1ST SOURCE INCOME FUND (FMEQX) — Management Discussion	MARCH 31, 2011

Paul W. Gifford, CFA Portfolio Manager

OVERVIEW

The Wasatch-1st Source Income Fund returned 0.14% during the first quarter. Over the same period, the Barclays Capital U.S. Intermediate Government/Credit Bond Index returned 0.34%. Yields on 10-year U.S. Treasury bonds traded between 3.2% and 3.75% during the quarter. This was the second quarter in a row that interest rates rose. Bond prices dropped due to higher rates, but this was offset by spreads that tightened versus Treasuries in most sectors of the bond market.

As the quarter ended, two current events and an upcoming event will affect the taxable bond market. The current events are the tragedy in Japan and revolutions in the Middle East and North Africa (MENA). The upcoming event is the end of the second phase of quantitative easing (QE2) started by the Federal Reserve (Fed) in the fourth quarter of 2010.

The estimated economic toll on Japan could be $300 billion, more than four times larger than Hurricane Katrina, and will likely grow due to lost nuclear power and as clean-up costs rise. Global impact will be more focused on industries that rely on Japanese exports, particularly the automotive and technology industries. Lost production at Toyota and Honda is expected to exceed 40,000 cars. The circuit boards inside many computers and other electronic gadgets are manufactured in Japan, and bottlenecks could potentially slow production worldwide as companies scramble to get plants back online and/or locate alternative suppliers. We expect many of the short-term disruptions to be corrected in the second quarter, with growth in Japan’s gross domestic product (GDP) resuming in the third.

The impact on the Fund could be twofold. The first is related to how the Japanese yen, which rallied fiercely in the face of the country’s challenges, performs longer term. A weak dollar would help U.S. exporters. The caveat is the potential for successful intervention by central banks to halt the rise of the yen. Second, the U.S. Treasury market could be impacted. Japan owns hundreds of billions of dollars of Treasuries and will likely buy fewer bonds to free up cash for reconstruction. Japan could conceivably become a large seller, causing interest rates here to rise. So far both markets have had only modest moves but reconstruction is not expected to get fully underway for another month or two.

Societal and governmental change in the MENA region may end up having far greater impact on the global economy and our pocketbooks. Tunisia and Egypt have already seen changes in leadership sparked by protesters. In Libya, General Gaddafi’s refusal to give up power in the face of growing opposition and instead choosing to attack the Libyan people prompted NATO intervention via air strikes and a no-fly zone. Uncertainty in the region has driven crude oil and gasoline prices up on speculation of reduced supplies. Libya provides “only” 2% of the world’s supply, or 1.5 million barrels per day, primarily to Europe and Asia.

We have already seen the impact of these revolutions at the gas pump. Prices per gallon have jumped from $0.70 to $1.00 across the U.S. So far the U.S. economy has continued to grow and the added jobs and income have cushioned the negative fuel price impact. While we see gas prices as increasing temporarily due to political events, the timing being near the summer travel season may dampen plans for some vacationers. A prolonged period of higher prices (i.e., $4 to $5 per gallon) would be a significant drag on economic activity here as consumers retrench their discretionary spending. We are generally overweight in the energy sector to hedge against potential outcomes.

The impact on the fixed income market would be on one hand related to inflation and higher yields. The Fund holds just over a 2% weighting in U.S. Treasury Inflation Protected Securities to protect against inflation. We are maintaining the Fund with an effective duration shorter than its benchmark but would need to shift quickly if a prolonged economic slowdown appeared to be materializing.

During the quarter, our larger transactions were generally in U.S. Government Agency bonds. Many of these securities have call options at the discretion of the Agency. Low interest rates in short maturities make it easy to refinance the bonds. The advantage to the Fund of owning such bonds is higher yield earned to the call dates. This yield advantage is particularly important in an environment of low interest rates.

Near quarter-end, mortgage bonds with short final maturities became more attractively priced compared to U.S. Government Agency bonds and we were able to purchase some GNMA securities. Second, we also added to positions in floating rate mortgages. We are slowly moving toward a time when the Fed will need to raise rates and these types of bonds should experience a rise in coupon and better preservation of price versus fixed rate bonds. Lastly, we added to a few corporate bonds that looked attractive, including Bank of America, Verizon and Astrazenca. We also added two names brought to us from our equity team’s research — Nucor and Thermo Fisher.

Bond fund redemptions slowed during the quarter after large withdrawals in November and December. A continued strong stock market could cause assets to shift from bonds to stocks, a trend we will be watching. We expect to maintain less interest rate risk than the benchmark and a focus on higher credit quality.

Thank you for allowing us the opportunity to be a trusted advisor for you.

CFA® is a trademark owned by CFA Institute.

WASATCH-1ST SOURCE INCOME FUND (FMEQX) — Portfolio Summary	MARCH 31, 2011

AVERAGE ANNUAL TOTAL RETURNS

	SIX MONTHS*	1 YEAR	5 YEARS	10 YEARS
Income	-1.05%	2.96%	4.69%	4.19%
Barclays Capital U.S. Intermediate Government/Credit Bond Index	-1.11%	4.63%	5.68%	5.20%

Data shows past performance, which is not indicative of future performance. Current performance may be lower or higher than the performance quoted. To obtain the most recent month-end performance data available, please visit www.wasatchfunds.com. Investment returns and principal value will fluctuate and shares, when redeemed, may be worth more or less than their original cost.

As of the January 31, 2011 prospectus, the Total Annual Fund Operating Expenses for the Wasatch-1st Source Income Fund are 0.74%. The expense ratio shown elsewhere in this report may be different. Expenses include direct expenses paid to the Advisor as well as indirect expenses incurred by the Fund as a result of its investments in other investment companies (each an “Acquired Fund”). See the prospectus for additional information regarding Fund expenses.

Wasatch Funds will deduct a 2.00% redemption proceeds fee on Fund shares held 60 days or less. Performance data does not reflect the deduction of fees or taxes, which if reflected, would reduce the performance quoted. For more complete information including charges, risks and expenses, read the prospectus carefully.

Investments in fixed income funds are subject to the same interest rate, inflation, credit and other risks associated with the underlying bonds. Return of principal is not guaranteed.

*Not	annualized.

TOP 10 HOLDINGS**

Holding	Maturity Date	% of Net Assets
U.S. Treasury Bond, 3.75%	11/15/18	5.9%
U.S. Treasury Bond, 3.25%	12/31/16	4.8%
U.S. Treasury Bond, 1.625%	1/15/18	2.1%
Federal Home Loan Mortgage Corp., 4.75%	11/17/15	1.9%
Federal Home Loan Mortgage Corp., 3.50%	5/29/13	1.6%
Federal National Mortgage Assoc., 4.875%	12/15/16	1.5%

Holding	Maturity Date	% of Net Assets
Citibank Credit Card Issuance Trust, Series 2007-A8, Class A8, 5.65%	9/20/19	1.3%
Government National Mortgage Assoc., Series 2009-31, Class TA, 4.00%	3/20/39	1.3%
Federal Home Loan Bank, 5.00%	9/14/12	1.2%
Federal Home Loan Mortgage Corp., 2.52%	12/9/14	1.2%

**As	of March 31, 2011, there were 161 holdings in the Fund. Portfolio holdings are subject to change at any time. References to specific securities should not be construed as recommendations by the Funds or their Advisor. Current and future holdings are subject to risk.

INVESTMENTS & CASH

†Also	includes Other Assets & Liabilities.

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT

Past performance does not predict future performance and the graph above does not reflect the deduction of taxes you would pay on fund distributions or the redemption of fund shares. Performance shown in the chart above does not include any applicable sales charges and fees. Wasatch does not charge any sales fees. The Barclays Capital U.S. Intermediate Government/Credit Bond Index is an unmanaged index considered representative of the performance of government and corporate bonds with maturities of less than 10 years. You cannot invest directly in this or any index.

WASATCH-HOISINGTON U.S. TREASURY FUND (WHOSX) — Management Discussion	MARCH 31, 2011

Van R. Hoisington Portfolio Manager

OVERVIEW

If the objectives of Quantitative Easing part 2 (QE2) were to: a) raise interest rates; b) slow economic growth; c) encourage speculation; and d) eviscerate the standard of living of the average American family, then it has been enormously successful. These results represent the Federal Reserve’s (Fed’s) impact on the U.S. economy, regardless of its claims to the contrary.

DETAILS OF THE QUARTER

The Wasatch-Hoisington U.S. Treasury Fund registered a negative return of 2.18% in the first quarter. However, over the past year the Fund performed well, posting a 7.58% return compared to a 5.12% return for the Barclays Capital U.S. Aggregate Bond Index. Since inception and for the past 5- and 10-years, the Fund has outperformed this benchmark. Over the past 5- and 10-years the Fund has outperformed the S&P 500 Index by 2.4 and 3.2 percentage points, respectively.

OUTLOOK

By definition, the massive increase in the Fed’s balance sheet encourages speculation and lifts the fear of inflation. Banks have had few customers who wish to borrow for productive means. Bank credit has been falling since 2008 when the Fed-induced housing bubble burst. However, large hedge funds and other financial investors/speculators have an inexhaustible supply of credit to underwrite derivatives and leverage to anticipate and profit from the inflationary atmosphere the Fed seems to be attempting to engineer.

In the past two years, M2 rose 6% while total reserves jumped 85%. But this does not mean that unused reserve balances had no influence on prices, and in particular on commodity prices. In a world of advanced derivatives, high cash balances are not required to take speculative positions, only margin requirements need to be satisfied. With reserve balances at unprecedented levels, margin risk is minimized for market participants wishing to take positions consistent with the Fed’s goal of higher inflation and having either direct or indirect access to the Fed’s mammoth reserve balances, which can satisfy margin requirements.

These activities, while profitable to speculators in the short run, slow real economic activity in several ways. First, the rising interest rate environment also raises mortgage rates. Of course this means more marginal buyers are priced out of the market and unable to purchase homes, resulting in another leg down in terms of sales and price. Second, the prospect of consumers’ largest asset moving lower in price hardly inspires greater willingness to spend.

Third, speculation encouraged by the Fed has led to near record margin debt in the stock exchanges, and has raised stock prices, benefiting the upper income segment of society. Further, open-ended credit lines for speculation have helped lift commodity prices dramatically during QE2, just as they did during the first round of quantitative easing.

Commodity and stock price movements are susceptible to a myriad of demand/supply factors that include cartels, war and weather. But the speculation created by QE2 suggests financial players are aiding and abetting normal price movements. Evidence of this is the Commitment of Traders Report, which indicates record speculation. Also, supply disruptions have not been evident in the gold and silver market, which suggests that speculation is a dominant force in two of the markets where price increases have been most rapid.

The combination of a rise in interest rates, stock prices, and food and fuel commodity prices has reduced disposable personal income, depressed the net worth of the average American family as home prices have fallen, and caused consumption to slow, increasing the income divide between higher and lower income Americans.

In the six months since Fed chairman Ben Bernanke announced QE2, real average hourly earnings declined by a sharp 2.1% as inflation accelerated. Not surprisingly, the University of Michigan and Gallup confidence measures in March fell back to 2009 levels. Real consumer expenditures moderated sharply.

Incomplete first quarter gross domestic product (GDP) calculations indicate that real growth has not been any better in the past six months than in the two quarters prior to QE2. Inflation, however, was sharply higher. Such results are a replay of the 1960s and 1970s in that the general welfare materially worsened.

The minimal historical record on massive Fed intervention indicates that as QE2 terminates at its scheduled end on June 30th, the inflation/risk trade will also fade. Accordingly, it is likely that investors will gradually move into Treasury securities and other high-grade risk adverse investments. This will release funds for the mortgage market and creditworthy state and local governments. Upward pressure on commodity prices will abate, mitigating the downward pressure on real wage income and consumer confidence.

While the economy will slow initially, the drop in inflation over time should lift real income and serve to stabilize the economy. The dollar should firm, encouraging foreign investors to place additional funds in U.S. markets. Taken together, these factors should give the economy the opportunity to stand on its own, rather than rely on massive government interventions whose potentially negative and unintended consequences are unknown.

The evidence of the past three years seems clear in that monetary and fiscal policy have been unable to improve the average American’s standard of living. Time will be required to reestablish their balance sheets to more normal levels. In the interim, the economy may tend toward disinflation, if not deflation. This environment may prove favorable for long-dated Treasuries such as those in which the Fund invests. Positioning for an inflation boom will likely be disappointing.

We appreciate your investment in the Wasatch-Hoisington U.S. Treasury Fund.

WASATCH-HOISINGTON U.S. TREASURY FUND (WHOSX) — Portfolio Summary	MARCH 31, 2011

AVERAGE ANNUAL TOTAL RETURNS

	SIX MONTHS*	1 YEAR	5 YEARS	10 YEARS
U.S. Treasury	-13.40%	7.58%	6.04%	6.43%
Barclays Capital U.S. Aggregate Bond Index	-0.88%	5.12%	6.03%	5.56%

Data shows past performance, which is not indicative of future performance. Current performance may be lower or higher than the performance quoted. To obtain the most recent month-end performance data available, please visit www.wasatchfunds.com. The Advisor may absorb certain Fund expenses, without which total return would have been lower. Investment returns and principal value will fluctuate and shares, when redeemed, may be worth more or less than their original cost.

As of the January 31, 2011 prospectus, the Total Annual Fund Operating Expenses for the Wasatch-Hoisington U.S. Treasury Fund are 0.78%. The Net Expenses are 0.75%. The expense ratio shown elsewhere in this report may be different. Expenses include direct expenses paid to the Advisor, before any expense reimbursements by the Advisor. Net Expenses are based on Fund expenses, net of waivers and reimbursements. See the prospectus for additional information regarding Fund expenses.

Wasatch Funds will deduct a 2.00% redemption proceeds fee on Fund shares held 60 days or less. Performance data does not reflect the deduction of fees or taxes, which if reflected, would reduce the performance quoted. For more complete information including charges, risks and expenses, read the prospectus carefully.

Investments in fixed income funds are subject to the same interest rate, inflation, credit and other risks associated with the underlying bonds. Return of principal is not guaranteed.

*Not	annualized.

TOP 10 HOLDINGS**

Holding	Maturity Date	% of Net Assets
U.S. Treasury Strip, principal only	2/15/31	27.4%
U.S. Treasury Bond, 4.75%	2/15/37	14.8%
U.S. Treasury Strip, principal only	2/15/37	10.6%
U.S. Treasury Bond, 4.50%	2/15/36	9.9%
U.S. Treasury Strip, principal only	5/15/39	8.8%

Holding	Maturity Date	% of Net Assets
U.S. Treasury Bond, 4.50%	5/15/38	6.5%
U.S. Treasury Bond, 3.50%	2/15/39	5.2%
U.S. Treasury Bond, 4.25%	5/15/39	3.9%
U.S. Treasury Strip, principal only	5/15/40	3.2%
U.S. Treasury Bond, 4.50%	8/15/39	2.9%

**	As of March 31, 2011, there were 14 holdings in the Fund. Portfolio holdings are subject to change at any time. References to specific securities should not be construed as recommendations by the Funds or their Advisor. Current and future holdings are subject to risk.

INVESTMENTS & CASH

†	Also includes Other Assets & Liabilities.

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT

Past performance does not predict future performance and the graph above does not reflect the deduction of taxes you would pay on fund distributions or the redemption of fund shares. Performance shown in the chart above does not include any applicable sales charges and fees. Wasatch does not charge any sales fees. The Barclays Capital U.S. Aggregate Bond Index covers the U.S. investment grade fixed rate bond market, including government and corporate securities, agency mortgage pass-through securities, and asset-backed securities. To be included in the index the security must meet the following criteria: must have at least one year to final maturity, regardless of call features; must have at least $100 million par amount outstanding; must be rated investment grade or better by Moody’s Investors Service, Standard & Poor’s, or Fitch Investor’s Service; must be fixed rate, although it can carry a coupon that steps up or changes to a predetermined schedule; must be dollar-denominated and nonconvertible. All corporate and asset-backed securities must be registered with the SEC and must be publicly issued. You cannot invest directly in this or any index.

WASATCH FUNDS MANAGEMENT DISCUSSIONS — Definitions of Financial Terms	MARCH 31, 2011

Book value is the value of a security or asset entered in a company’s books.

A bull market is defined as a prolonged period in which investment prices rise faster than their historical average. Bull markets can happen as the result of an economic recovery, an economic boom, or investor psychology.

A covered call is a financial market transaction in which the seller of call options owns the corresponding amount of the underlying instrument, such as shares of a stock or other securities.

Credit risk is the risk that the issuer of a debt security will fail to repay principal and interest on the security when due.

Dividend yield is a company’s annual dividend payments divided by its market capitalization, or the dividend per share divided by the price per share.

Earnings growth is a measure of growth in a company’s net income over a specific period, often one year.

Effective duration is a measure of the responsiveness of a bond’s price to market interest rate changes. For example, if the interest rate increased 1%, a bond with an effective duration of five years would experience a decline in price of 5%.

Government agency bonds are debt securities issued by a U.S. government-sponsored agency.

The Government National Mortgage Association (GNMA, also known as Ginnie Mae) is a U.S. government-owned corporation within the Department of Housing and Urban Development. GNMA is one of several government agencies permitted to issue debt for sale to the investing public.

Gross domestic product (GDP) is a basic measure of a country’s economic performance and is the market value of all final goods and services made within the borders of a country in a year.

Inflation risk is the possibility that inflation will reduce the purchasing power of a currency, and subsequently reduce the value of a security or asset, and may result in rising interest rates. Inflation is the overall upward price movement of goods and services in an economy that causes the value of a currency to decline.

An initial public offering (IPO) is a company’s first sale of stock to the public.

Interest rate risk is the risk that a debt security’s value will decline due to changes in market interest rates. The interest rate is the amount charged, expressed as a percentage of principal, by a lender to a borrower for the use of assets.

M2 money supply consists of currency and checking accounts, consumer-type time and savings accounts and equivalent near monies, while M3 money supply consists of M2 plus business-type time deposits and less liquid near monies. Both M2 and M3 exclude monies and near monies owned by the Treasury, depository institutions and foreign banks and official institutions and IRA and Keogh balances owned by consumers.

The Organisation for Economic Co-operation and Development (OECD) promotes policies intended to improve the economic and social well-being of people around the world.

The price-to-book ratio is used to compare a company’s book value to its current market price.

The price-to-earnings or P/E ratio, also known as the P/E multiple, is the price of a stock divided by its earnings per share.

Quantitative easing is a government monetary policy used to increase the money supply by buying government securities or other securities from the market. Quantitative easing increases the money supply by flooding financial institutions with capital in an effort to promote increased lending and liquidity. QE2 is the nickname for the second round of quantitative easing announced by Federal Reserve (Fed) chairman Ben Bernanke in November 2010 whereby the Fed would buy billions of dollars in long-term U.S. Treasury securities in an effort to jump start the sluggish economic recovery.

The S&P 500 Index includes 500 of the United States’ largest stocks from a broad variety of industries. The Index is unmanaged but is a commonly used measure of common stock total return performance. You cannot invest directly in this or any index.

The 30-day current net (“SEC”) yield is calculated by dividing the net investment income per share for the 30 days ended on the date of calculation by the maximum offering price per share on that date. The figure is compounded and annualized. The 30-day yield unsubsidized is calculated in the absence of temporary expense waivers or reimbursements thus resulting in a lower yield.

U.S. Treasury Inflation Protected Securities, also known as TIPS, are securities whose principal is tied to the Consumer Price Index. With inflation, the principal increases. With deflation, it decreases. When the security matures, the U.S. Treasury pays the original or adjusted principal, whichever is greater.

Valuation is the process of determining the current worth of an asset or company.

Yield is generally defined as the return an investor will receive by holding a bond to maturity.

WASATCH FUNDS — OPERATING EXPENSES (UNAUDITED)	MARCH 31, 2011

EXPENSE EXAMPLE

As a shareholder of Wasatch Funds, you incur two types of costs: (1) transaction costs, including redemption fees and (2) ongoing costs, including management fees and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in a Wasatch Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000.00 invested at the beginning of the period and held for the entire six month period ended March 31, 2011.

ACTUAL EXPENSES

The first line of the table below provides information about actual account values and actual expenses, based upon the actual total return of the fund during the most recent six month period ended March 31, 2011. You may use the information in this line, together with the amount you invested, to estimate the expenses you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600.00 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

In addition, the Funds charge a $15.00 IRA distribution fee, a $12.50 IRA annual maintenance fee and a $15.00 fee for redemptions paid by wire. To the extent these fees apply to your account, your expenses paid during the period would be higher and your ending account value would be lower than the amounts shown in the table below.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on a fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Wasatch Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

In addition, the Funds charge a $15.00 IRA distribution fee, a $12.50 IRA annual maintenance fee and a $15.00 fee for redemptions paid by wire. To the extent these fees apply to your account, your expenses paid during the period would be higher and your ending account value would be lower than the amounts shown in the table below. If another fund’s fees differ from those listed above, your expenses paid and your ending account value could be higher or lower than those of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

A Fund’s annualized expense ratio may vary as a result of various factors including expenses that are not reimbursable under the contractual agreement between the Fund and the Advisor such as interest, taxes, brokerage commissions, other investment related costs, dividend expense on short sales, and extraordinary expenses. The Long/Short and Income funds have no contractual limitation on expenses.

WASATCH FUNDS — OPERATING EXPENSES (UNAUDITED) (continued)	MARCH 31, 2011

	Account Value		Expenses Paid During Period*	Annualized Expense Ratio*
Fund/Class and Return	Beginning of Period October 1, 2010	End of Period March 31, 2011
Core Growth Fund
Actual	$1,000.00	$1,225.40	$6.94	1.25%
Hypothetical (5% before expenses)	$1,000.00	$1,018.70	$6.29	1.25%

Emerging Markets Small Cap Fund
Actual	$1,000.00	$1,046.50	$10.10	1.98%
Hypothetical (5% before expenses)	$1,000.00	$1,015.06	$9.95	1.98%

Global Opportunities Fund
Actual	$1,000.00	$1,181.80	$11.15	2.05%
Hypothetical (5% before expenses)	$1,000.00	$1,014.71	$10.30	2.05%

Global Science & Technology Fund
Actual	$1,000.00	$1,172.20	$10.56	1.95%
Hypothetical (5% before expenses)	$1,000.00	$1,015.21	$9.80	1.95%

Heritage Growth Fund
Actual	$1,000.00	$1,185.00	$5.18	0.95%
Hypothetical (5% before expenses)	$1,000.00	$1,020.19	$4.78	0.95%

International Growth Fund
Actual	$1,000.00	$1,100.20	$9.01	1.72%
Hypothetical (5% before expenses)	$1,000.00	$1,016.36	$8.65	1.72%

International Opportunities Fund
Actual	$1,000.00	$1,078.90	$11.66	2.25%
Hypothetical (5% before expenses)	$1,000.00	$1,013.71	$11.30	2.25%

Large Cap Value Fund
Actual	$1,000.00	$1,171.40	$5.95	1.10%
Hypothetical (5% before expenses)	$1,000.00	$1,019.45	$5.54	1.10%

Long/Short Fund
Actual	$1,000.00	$1,155.30	$8.97	1.67%
Hypothetical (5% before expenses)	$1,000.00	$1,016.60	$8.40	1.67%

Micro Cap Fund
Actual	$1,000.00	$1,277.00	$12.21	2.15%
Hypothetical (5% before expenses)	$1,000.00	$1,014.21	$10.80	2.15%

Micro Cap Value Fund
Actual	$1,000.00	$1,180.70	$12.23	2.25%
Hypothetical (5% before expenses)	$1,000.00	$1,013.71	$11.30	2.25%

Small Cap Growth Fund
Actual	$1,000.00	$1,229.00	$6.72	1.21%
Hypothetical (5% before expenses)	$1,000.00	$1,018.90	$6.09	1.21%

Small Cap Value Fund
Actual	$1,000.00	$1,269.50	$10.30	1.82%
Hypothetical (5% before expenses)	$1,000.00	$1,015.86	$9.15	1.82%

Strategic Income Fund
Actual	$1,000.00	$1,184.60	$5.17	0.95%
Hypothetical (5% before expenses)	$1,000.00	$1,020.19	$4.78	0.95%

Ultra Growth Fund
Actual	$1,000.00	$1,220.70	$8.36	1.51%
Hypothetical (5% before expenses)	$1,000.00	$1,017.40	$7.59	1.51%

Income Fund
Actual	$1,000.00	$989.50	$3.62	0.73%
Hypothetical (5% before expenses)	$1,000.00	$1,021.29	$3.68	0.73%

U.S. Treasury Fund
Actual	$1,000.00	$866.00	$3.49	0.75%
Hypothetical (5% before expenses)	$1,000.00	$1,021.19	$3.78	0.75%

*Expenses are equal to a fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the full fiscal year (182/365).

WASATCH CORE GROWTH FUND (WGROX) — Schedule of Investments	MARCH 31, 2011 (UNAUDITED)

Shares		Value

	COMMON STOCKS 95.0%

	Airlines 1.8%
207,549	Allegiant Travel Co.	$9,092,722

	Apparel, Accessories & Luxury Goods 0.9%
1,953,497	Ports Design Ltd. (China)	4,507,461

	Application Software 2.4%
125,604	ANSYS, Inc.*	6,806,481
220,550	Tyler Technologies, Inc.*	5,229,240

		12,035,721

	Asset Management & Custody Banks 5.9%
104,999	Affiliated Managers Group, Inc.*	11,483,740
429,109	SEI Investments Co.	10,247,123
304,487	Solar Capital Ltd.	7,271,149

		29,002,012

	Automotive Retail 4.3%
311,251	Monro Muffler Brake, Inc.	10,265,058
186,559	O’Reilly Automotive, Inc.*	10,719,680

		20,984,738

	Consumer Finance 5.8%
750,553	Dollar Financial Corp.*	15,573,975
277,500	First Cash Financial Services, Inc.*	10,711,500
135,000	Mahindra & Mahindra Financial Services Ltd. (India)	2,343,088

		28,628,563

	Data Processing & Outsourced Services 3.0%
170,214	Alliance Data Systems Corp.*	14,619,680

	Distributors 4.6%
611,725	LKQ Corp.*	14,742,572
321,199	Pool Corp.	7,744,108

		22,486,680

	Diversified Banks 2.6%
235,526	Axis Bank Ltd. (India)	7,425,711
805,100	Yes Bank Ltd. (India)	5,587,587

		13,013,298

	Diversified Support Services 6.3%
635,092	Copart, Inc.*	27,518,536
158,871	LPS Brasil — Consultoria de Imoveis S.A. (Brazil)	3,740,899

		31,259,435

	Electrical Components & Equipment 1.8%
158,270	Polypore International, Inc.*	9,113,187

	Environmental & Facilities Services 2.8%
185,395	Tetra Tech, Inc.*	4,577,403
328,575	Waste Connections, Inc.	9,459,674

		14,037,077

	Health Care Distributors 2.4%
438,307	PSS World Medical, Inc.*	11,900,035

	Health Care Facilities 2.5%
475,469	Emeritus Corp.*	12,105,441

	Health Care Services 4.4%
88,172	Catalyst Health Solutions, Inc.*	4,931,460
251,014	MEDNAX, Inc.*	16,720,043

		21,651,503

Shares		Value

	Home Improvement Retail 0.8%
154,025	Lumber Liquidators Holdings, Inc.*	$3,849,085

	Homefurnishing Retail 2.1%
417,507	Aaron’s, Inc.	10,587,978

	Industrial Machinery 4.2%
130,720	Graco, Inc.	5,946,453
338,655	IDEX Corp.	14,782,291

		20,728,744

	Internet Software & Services 0.5%
117,346	DealerTrack Holdings, Inc.*	2,694,264

	IT Consulting & Other Services 1.4%
84,025	Cognizant Technology Solutions Corp., Class A*	6,839,635

	Leisure Facilities 2.8%
368,843	Life Time Fitness, Inc.*	13,761,532

	Life Sciences Tools & Services 2.2%
278,130	ICON plc ADR* (Ireland)	6,004,827
68,040	Techne Corp.	4,871,664

		10,876,491

	Oil & Gas Equipment & Services 1.7%
103,545	Dril-Quip, Inc.*	8,183,161

	Oil & Gas Exploration & Production 1.9%
387,905	Petrohawk Energy Corp.*	9,519,189

	Personal Products 3.5%
209,681	Herbalife Ltd.	17,059,646

	Real Estate Services 1.0%
652,677	China Real Estate Information Corp., ADR* (China)	5,097,407

	Regional Banks 1.3%
6,596,411	City Union Bank Ltd. (India)	6,641,526

	Research & Consulting Services 3.7%
67,280	Corporate Executive Board Co. (The)	2,716,094
262,493	CRA International, Inc.*	7,567,673
405,052	Resources Connection, Inc.	7,853,958

		18,137,725

	Semiconductors 6.3%
133,940	Hittite Microwave Corp.*	8,541,354
387,065	Melexis N.V.* (Belgium)	6,915,350
378,644	Micrel, Inc.	5,104,121
108,525	Power Integrations, Inc.	4,159,763
151,643	Silicon Laboratories, Inc.*	6,552,494

		31,273,082

	Specialized Finance 5.2%
40,264	Crisil Ltd. (India)	5,778,441
344,680	MSCI, Inc., Class A*	12,691,118
86,745	Portfolio Recovery Associates, Inc.*	7,384,602

		25,854,161

	Specialty Stores 1.3%
180,640	Hibbett Sports, Inc.*	6,468,718

	Trading Companies & Distributors 2.6%
147,472	MSC Industrial Direct Co., Inc., Class A	10,097,408
143,605	Rush Enterprises, Inc., Class B*	2,497,291

		12,594,699

	Trucking 1.0%
143,982	Old Dominion Freight Line, Inc.*	5,052,328

	Total Common Stocks (cost $308,893,062)	469,656,924

WASATCH CORE GROWTH FUND (WGROX) — Schedule of Investments (continued)	MARCH 31, 2011 (UNAUDITED)

Shares		Value

	PREFERRED STOCKS 1.2%

	Regional Banks 1.2%
797,675	Banco Daycoval S.A. Pfd. (Brazil)	$5,982,991

	Total Preferred Stocks (cost $5,303,460)	5,982,991

Principal Amount		Value

	SHORT-TERM INVESTMENTS 3.5%

	Repurchase Agreement 3.5%
$16,990,736	Repurchase Agreement dated 3/31/11, 0.01% due 4/1/11 with State Street Bank and Trust Co. collateralized by $17,150,000 of United States Treasury Bonds 4.50% due 8/15/39; value: $17,331,799; repurchase proceeds: $16,990,740 (cost $16,990,736)	$16,990,736

	Total Short-Term Investments (cost $16,990,736)	16,990,736

	Total Investments (cost $331,187,258) 99.7%	492,630,651

	Other Assets less Liabilities 0.3%	1,559,381

	NET ASSETS 100.0%	$494,190,032

	*Non-income producing. ADR American Depositary Receipt. See Notes to Financial Statements.

At March 31, 2011, Wasatch Core Growth Fund’s investments, excluding short-term investments, were in the following countries:

Country	%
Belgium	1.5
Brazil	2.0
China	2.0
India	5.8
Ireland	1.3
United States	87.4

TOTAL	100.0%

WASATCH EMERGING MARKETS SMALL CAP FUND (WAEMX) — Schedule of Investments

Shares		Value

	COMMON STOCKS 94.3%

	Aerospace & Defense 0.9%
398,020	S&T Dynamics Co. Ltd. (Korea)	$6,422,311

	Air Freight & Logistics 0.2%
67,280	Blue Dart Express Ltd. (India)	1,501,146

	Airport Services 1.3%
1,914,713	TAV Havalimanlari Holding AS* (Turkey)	9,128,903

	Apparel Retail 3.9%
527,665	Cia. Hering (Brazil)	9,732,225
1,713,510	Mr Price Group Ltd. (South Africa)	15,511,748
6,092,000	Padini Holdings Berhad (Malaysia)	2,132,074

		27,376,047

	Apparel, Accessories & Luxury Goods 3.2%
9,260	LPP S.A. (Poland)	6,726,708
2,351,220	Ports Design Ltd. (China)	5,425,160
939,500	Restoque Comercio e Confeccoes de Roupas S.A. (Brazil)	9,934,770
1,156,379	Zhulian Corp. Berhad (Malaysia)	679,605

		22,766,243

	Asset Management & Custody Banks 1.1%
462,131	CETIP S.A. (Brazil)	7,671,167

	Auto Parts & Equipment 1.3%
1,476,840	Exide Industries Ltd. (India)	4,734,035
192,628	WABCO-TVS India Ltd. (India)	4,354,053

		9,088,088

	Brewers 0.8%
1,681,020	Guinness Anchor Berhad (Malaysia)	5,339,302
9,900	PT Multi Bintang Indonesia Tbk (Indonesia)	295,721

		5,635,023

	Building Products 1.7%
4,283,383	Dynasty Ceramic Public Co. Ltd.*** (Thailand)	7,541,417
15,349,332	Home Product Center Public Co. Ltd.*** (Thailand)	4,643,623

		12,185,040

	Catalog Retail 0.7%
43,300	Hyundai Home Shopping Network Corp. (Korea)	4,795,980

	Coal & Consumable Fuels 1.5%
10,208,235	PT Harum Energy Tbk* (Indonesia)	10,492,530

	Commodity Chemicals 1.9%
2,997,955	Berger Paints India Ltd. (India)	6,050,363
337,520	Castrol India Ltd. (India)	3,316,922
173,061	Kansai Nerolac Paints Ltd. (India)	3,453,847
101,264	Paints & Chemical Industries Co. S.A.E. (Egypt)	696,333

		13,517,465

	Communications Equipment 0.7%
616,880	Dasan Networks, Inc.* (Korea)	4,937,514

	Computer & Electronics Retail 1.0%
733,226	M Video OJSC*** (Russia)	7,021,959

	Computer Storage & Peripherals 0.9%
1,022,753	Simplo Technology Co. Ltd. (Taiwan)	6,399,488

	Construction & Farm Machinery & Heavy Trucks 0.7%
240,400	Turk Traktor ve Ziraat Makineleri AS (Turkey)	5,185,800

Shares		Value

	Construction Materials 4.0%
967,849	Adana Cimento Sanayii Turk Anonim Sirketi, Class A (Turkey)	$3,410,701
10,576	Holcim Maroc S.A. (Morocco)	3,331,170
24,944,405	Holcim Philippines, Inc. (Philippines)	6,494,742
64,303,100	PT Holcim Indonesia Tbk* (Indonesia)	14,954,209

		28,190,822

	Consumer Finance 2.7%
3,180,820	Banco Compartamos S.A.B. de C.V.* (Mexico)	5,732,026
776,601	Mahindra & Mahindra Financial Services Ltd. (India)	13,478,847

		19,210,873

	Department Stores 1.2%
314,300	Marisa Lojas S.A. (Brazil)	4,915,799
38,987,011	PT Ramayana Lestari Sentosa Tbk (Indonesia)	3,402,828

		8,318,627

	Distillers & Vintners 0.1%
77,255	Distell Group Ltd. (South Africa)	822,105

	Distributors 1.4%
8,886,300	Dah Chong Hong Holdings Ltd. (Hong Kong)	9,977,736

	Diversified Banks 5.1%
1,425,555	Allahabad Bank Ltd. (India)	7,416,274
306,037	Capitec Bank Holdings Ltd. (South Africa)	7,598,909
839,003	National Societe Generale Bank S.A.E. (Egypt)	5,311,785
29,681,945	PT Bank Tabungan Pensiunan Nasional Tbk* (Indonesia)	8,521,948
4,067,567	Turkiye Sinai Kalkinma Bankasi AS (Turkey)	7,114,356

		35,963,272

	Diversified Metals & Mining 0.5%
15,889,245	Merafe Resources Ltd. (South Africa)	3,475,626

	Electronic Components 1.0%
411,165	Partron Co. Ltd. (Korea)	7,309,100

	Electronic Equipment & Instruments 2.0%
2,230,479	Chroma ATE, Inc. (Taiwan)	7,205,737
3,970,900	Test Research, Inc. (Taiwan)	6,522,179

		13,727,916

	Food Retail 1.0%
636,745	Eurocash S.A. (Poland)	7,003,342

	Footwear 1.4%
1,151,525	Bata India Ltd. (India)	10,135,073

	Gas Utilities 1.3%
1,308,125	Indraprastha Gas Ltd. (India)	8,792,700

	General Merchandise Stores 2.1%
1,968,585	Clicks Group Ltd. (South Africa)	12,382,941
7,900,997	PT Mitra Adiperkasa Tbk (Indonesia)	2,495,290

		14,878,231

	Gold 1.3%
682,499	Koza Altin Isletmeleri AS (Turkey)	8,952,908

	Health Care Facilities 1.2%
6,597,658	KPJ Healthcare Berhad (Malaysia)	8,713,374

	Health Care Services 2.4%
642,200	Diagnosticos da America S.A. (Brazil)	8,291,292
593,400	Fleury S.A. (Brazil)	8,846,915

		17,138,207

WASATCH EMERGING MARKETS SMALL CAP FUND (WAEMX) — Schedule of Investments (continued)

Shares		Value

	Health Care Supplies 1.0%
551,000	St. Shine Optical Co. Ltd. (Taiwan)	$6,782,922

	Highways & Railtracks 2.1%
202,500	Obrascon Huarte Lain Brasil S.A. (Brazil)	7,706,342
18,310,380	PT Jasa Marga (Indonesia)	7,149,617

		14,855,959

	Home Improvement Retail 0.4%
9,290,750	Ace Hardware Indonesia (Indonesia)	2,720,805

	Homefurnishing Retail 1.1%
696,955	Lewis Group Ltd. (South Africa)	7,674,128

	Human Resource & Employment Services 0.3%
1,979,800	Jobstreet Corp. Berhad (Malaysia)	1,719,149

	Hypermarkets & Super Centers 1.3%
1,229,179	Big C Supercenter Public Co. Ltd.*** (Thailand)	3,220,778
1,205,030	Siam Makro Public Co. Ltd.*** (Thailand)	5,816,974

		9,037,752

	Industrial Gases 1.2%
70,000	OCI Materials Co. Ltd. (Korea)	8,563,745

	Industrial Machinery 1.5%
85,110	Cummins India Ltd. (India)	1,345,500
362,600	Hy-Lok Corp. (Korea)	5,255,791
292,718	SKF India Ltd. (India)	3,793,289

		10,394,580

	Internet Software & Services 1.6%
95,370	Daum Communications Corp.* (Korea)	8,520,224
4,900,000	Pacific Online Ltd. (China)	2,621,720

		11,141,944

	Investment Banking & Brokerage 0.7%
1,153,525	Egyptian Financial Group-Hermes Holding (Egypt)	4,250,593
40,610	Egyptian Financial Group-Hermes Holding GDR (Egypt)	299,702

		4,550,295

	Life & Health Insurance 0.5%
3,011,400	Bangkok Life Assurance Public Co. Ltd. (Thailand)	3,534,624

	Marine Ports & Services 2.1%
7,260,314	International Container Terminal Services, Inc. (Philippines)	6,975,924
470,725	Santos Brasil Participacoes S.A.** (Brazil)	7,663,335

		14,639,259

	Oil & Gas Exploration & Production 4.4%
2,589,865	Afren plc* (United Kingdom)	6,785,236
928,461	Exillon Energy plc* (United Arab Emirates)	6,122,295
166,155	Gran Tierra Energy, Inc.* (Canada)	1,340,871
297,820	Pan Orient Energy Corp.* (Canada)	2,116,862
5,151,029	PetroNeft Resources plc* (United Kingdom)	4,556,417
342,480	Transglobe Energy Corp.* (Canada)	5,200,707
418,450	Zhaikmunai L.P. GDR* (Kazakhstan)	5,167,858

		31,290,246

	Other Diversified Financial Services 0.9%
224,405	Intergroup Financial Services Corp. (Peru)	6,485,305

Shares		Value

	Packaged Foods & Meats 3.8%
283,455	Dutch Lady Milk Industries Berhad (Malaysia)	$1,531,102
80,000	GlaxoSmithKline Consumer Healthcare Ltd. (India)	4,036,148
1,533,825	Hsu Fu Chi International Ltd. (China)	4,563,869
61,700	Nestle Malaysia Berhad (Malaysia)	953,383
956,270	Pinar Sut Mamulleri Sanayii A.S. (Turkey)	8,486,687
5,613,795	PT Mayora Indah Tbk (Indonesia)	7,285,200

		26,856,389

	Personal Products 1.9%
735,700	Colgate-Palmolive India Ltd. (India)	13,494,845
211,565	PT Mandom Indonesia Tbk (Indonesia)	177,367

		13,672,212

	Pharmaceuticals 1.7%
9,625	Pharmstandard* *** (Russia)	942,912
127,560	Pharmstandard GDR* (Russia)	3,565,302
18,569,195	PT Kalbe Farma Tbk (Indonesia)	7,250,676

		11,758,890

	Precious Metals & Minerals 0.2%
258,135	Northam Platinum Ltd. (South Africa)	1,678,679

	Railroads 1.3%
485,296	Globaltrans Investment plc GDR (Russia)	8,924,593

	Regional Banks 1.4%
178,804	BLOM Bank SAL, GDR* (Lebanon)	1,710,260
43,613,415	PT Bank Tabungan Negara Tbk (Indonesia)	8,414,647

		10,124,907

	Restaurants 2.5%
4,910,315	Ajisen China Holdings Ltd. (China)	9,473,215
231,600	FU JI Food & Catering Services Holdings Ltd.* *** (China)	298
6,970,985	KFC Holdings Malaysia Berhad (Malaysia)	8,400,857

		17,874,370

	Semiconductor Equipment 0.2%
182,920	Hanmi Semiconductor Co. Ltd. (Korea)	1,467,429

	Semiconductors 2.3%
236,020	Melfas, Inc.* (Korea)	9,671,452
3,053,800	Sporton International, Inc. (Taiwan)	6,843,569

		16,515,021

	Specialized Finance 2.0%
3,323,890	Bolsa Mexicana de Valores S.A.B. de C.V. (Mexico)	6,998,870
667,814	JSE Ltd. (South Africa)	6,909,101

		13,907,971

	Specialty Chemicals 0.4%
149,715	Akzo Nobel India Ltd. (India)	2,820,061

	Steel 0.5%
384,010	MOIL Ltd. (India)	3,409,978

	Thrifts & Mortgage Finance 2.4%
1,251,694	Dewan Housing Finance Corp. Ltd. (India)	7,494,165
682,547	Gruh Finance Ltd. (India)	5,434,204
783,000	LIC Housing Finance Ltd. (India)	3,954,944

		16,883,313

	Trading Companies & Distributors 2.2%
395,535	iMarketKorea, Inc. (Korea)	9,627,407
8,219,887	PT Hexindo Adiperkasa Tbk (Indonesia)	5,852,805

		15,480,212

MARCH 31, 2011 (UNAUDITED)

Shares		Value

	Trucking 1.4%
623,100	Tegma Gestao Logistica (Brazil)	$9,741,744

	Water Utilities 0.5%
16,888,165	Thai Tap Water Supply Public Co. Ltd.*** (Thailand)	3,322,354

	Total Common Stocks (cost $579,576,007)	664,563,452

	PREFERRED STOCKS 2.8%

	Construction & Farm Machinery & Heavy Trucks 1.0%
1,702,670	Marcopolo S.A. Pfd. (Brazil)	7,160,101

	Diversified Banks 1.8%
776,700	Banco ABC Brasil S.A. Pfd. (Brazil)	5,921,171
849,800	Banco Industrial e Comercial S.A. (Bic Banco) Pfd. (Brazil)	6,635,185

		12,556,356

	Total Preferred Stocks (cost $19,137,775)	19,716,457

Principal Amount		Value

	SHORT-TERM INVESTMENTS 2.5%

	Repurchase Agreement 2.5%
$17,721,807	Repurchase Agreement dated 3/31/11, 0.01% due 4/1/11 with State Street Bank and Trust Co. collateralized by $17,890,000 of United States Treasury Bonds 4.50% due 8/15/39; value: $18,079,643; repurchase proceeds: $17,721,812 (cost $17,721,807)	$17,721,807

	Total Short-Term Investments (cost $17,721,807)	17,721,807

	Total Investments (cost $616,435,589) 99.6%	702,001,716

	Other Assets less Liabilities 0.4%	2,816,918

	NET ASSETS 100.0%	$704,818,634

	*Non-income producing. **Common units. ***Security was fair valued under procedures adopted by the Board of Trustees (see Note 15). GDR Global Depositary Receipt. See Notes to Financial Statements.

At March 31, 2011, Wasatch Emerging Markets Small Cap Fund’s investments, excluding short-term investments, were in the following countries:

Country	%
Brazil	13.8
Canada	1.3
China	3.2
Egypt	1.5
Hong Kong	1.5
India	15.9
Indonesia	11.5
Kazakhstan	0.8
Korea	9.7
Lebanon	0.2
Malaysia	4.3
Mexico	1.9
Morocco	0.5
Peru	0.9
Philippines	2.0
Poland	2.0
Russia	3.0
South Africa	8.2
Taiwan	4.9
Thailand	4.1
Turkey	6.2
United Arab Emirates	0.9
United Kingdom	1.7

TOTAL	100.0%

WASATCH GLOBAL OPPORTUNITIES FUND (WAGOX) — Schedule of Investments

Shares		Value

	COMMON STOCKS 94.2%

	Advertising 0.2%
11,553	1000mercis* (France)	$762,952

	Aerospace & Defense 0.1%
9,500	Bharat Electronics Ltd. (India)	361,935

	Air Freight & Logistics 0.7%
3,359,260	Aramex PJSC* (United Arab Emirates)	1,646,360
3,700	Forward Air Corp.	113,331
407,600	Goodpack Ltd. (Singapore)	627,425

		2,387,116

	Airlines 0.1%
7,900	Allegiant Travel Co.	346,099

	Apparel Retail 1.0%
43,465	Evergreen International Holdings Ltd.* (China)	21,914
53,000	Foschini Group Ltd. (The) (South Africa)	663,088
17,250	Jos. A. Bank Clothiers, Inc.*	877,680
23,500	Ross Stores, Inc.	1,671,320

		3,234,002

	Apparel, Accessories & Luxury Goods 3.7%
2,350	Bijou Brigitte AG (Germany)	329,709
77,355	Billabong International Ltd. (Australia)	605,523
28,200	Carter’s, Inc.*	807,366
375,000	China Lilang Ltd. (China)	496,781
45,200	Gerry Weber International AG (Germany)	2,635,767
42,100	Gildan Activewear, Inc.* (Canada)	1,379,617
41,000	LG Fashion Corp. (Korea)	1,106,340
446,500	Ports Design Ltd. (China)	1,030,245
337,400	Ted Baker plc (United Kingdom)	3,586,851
470,000	Xtep International Holdings Ltd. (China)	318,570

		12,296,769

	Application Software 1.8%
11,000	Aveva Group plc (United Kingdom)	285,714
3,800	Computer Modelling Group Ltd. (Canada)	101,767
84,620	Convio, Inc.*	982,438
11,900	Ebix, Inc.*	281,435
4,200	FactSet Research Systems, Inc.	439,866
29,500	Fidessa Group plc (United Kingdom)	830,284
26,556	RealPage, Inc.*	736,398
3,900	SimCorp A/S (Denmark)	626,235
13,635	Tyler Technologies, Inc.*	323,286
20,500	Ultimate Software Group, Inc.*	1,204,375

		5,811,798

	Asset Management & Custody Banks 2.5%
525,000	ARA Asset Management Ltd. (Singapore)	733,159
18,500	Bank of New York Mellon Corp. (The)	552,595
42,029	CETIP S.A. (Brazil)	697,662
29,275,000	CST Mining Group Ltd.* (Hong Kong)	835,885
16,000	Diamond Hill Investment Group, Inc.	1,280,000
27,300	Eaton Vance Corp.	880,152
68,700	SEI Investments Co.	1,640,556
19,500	State Street Corp.	876,330
9,792	T. Rowe Price Group, Inc.	650,385

		8,146,724

	Auto Parts & Equipment 0.3%
639,000	Minth Group Ltd. (China)	1,068,418
1,235,000	Norstar Founders Group Ltd.* *** (Hong Kong)	16,313

		1,084,731

Shares		Value

	Automotive Retail 0.3%
64,000	Halfords Group plc (United Kingdom)	$358,406
13,100	O’Reilly Automotive, Inc.*	752,726

		1,111,132

	Biotechnology 1.9%
40,000	3SBio, Inc. ADR* (China)	691,600
252,125	Abcam plc (United Kingdom)	1,528,706
127,740	Exact Sciences Corp.*	940,167
69,000	Myriad Genetics, Inc.*	1,390,350
32,500	Seegene, Inc.* (Korea)	1,125,849
1,795,471	Sino Biopharmaceutical Ltd. (China)	669,689

		6,346,361

	Catalog Retail 0.2%
7,000	Hyundai Home Shopping Network Corp. (Korea)	775,332

	Commodity Chemicals 0.1%
27,500	Tokai Carbon Korea Co. Ltd. (Korea)	458,772

	Communications Equipment 0.4%
18,240	Calix, Inc.*	370,454
26,800	Riverbed Technology, Inc.*	1,009,020

		1,379,474

	Computer Hardware 0.6%
613,000	Advantech Co. Ltd. (Taiwan)	1,896,962

	Computer Storage & Peripherals 0.7%
126,200	Intevac, Inc.*	1,568,666
660	Wacom Co. Ltd. (Japan)	809,186

		2,377,852

	Construction & Engineering 0.7%
190,000	Ausenco Ltd. (Australia)	659,923
45,700	Heerim Architects & Planners (Korea)	325,789
79,500	Lycopodium Ltd. (Australia)	564,615
5,900	Outotec Oyj (Finland)	355,613
195,000	Rotary Engineering Ltd. (Singapore)	146,989
33,500	SWECO AB, Class B (Sweden)	345,750

		2,398,679

	Construction Materials 0.3%
95,500	Corp Moctezuma S.A.B. de C.V. (Mexico)	236,904
840,000	PT Semen Gresik (Persero) Tbk (Indonesia)	877,864

		1,114,768

	Consumer Finance 1.2%
304,000	Banco Compartamos S.A.B. de C.V.* (Mexico)	547,826
50,424	Dollar Financial Corp.*	1,046,298
38,000	First Cash Financial Services, Inc.*	1,466,800
59,300	Mahindra & Mahindra Financial Services Ltd. (India)	1,029,223

		4,090,147

	Data Processing & Outsourced Services 2.9%
81,200	Cielo S.A. (Brazil)	690,915
21,000	Fidelity National Information Services, Inc.	686,490
265	GMO Payment Gateway, Inc. (Japan)	967,993
78,300	Redecard S.A. (Brazil)	1,157,736
650	SBI VeriTrans Co. Ltd. (Japan)	368,294
4,850	Syntel, Inc.	253,315
311,100	Wirecard AG (Germany)	5,591,287

		9,716,030

	Department Stores 0.2%
1,846,100	PCD Stores Ltd. (China)	505,745

MARCH 31, 2011 (UNAUDITED)

Shares		Value

	Distributors 0.5%
57,800	LKQ Corp.*	$1,392,980
11,700	Pool Corp.	282,087

		1,675,067

	Diversified Banks 1.0%
138,039	Allahabad Bank Ltd. (India)	718,131
22,100	Axis Bank Ltd. (India)	696,773
15,000	Bank of Baroda (India)	324,588
1,030	HDFC Bank Ltd. ADR (India)	175,038
81,800	Union Bank of India Ltd. (India)	640,900
32,200	US Bancorp	851,046

		3,406,476

	Diversified Metals & Mining 0.6%
8,000	BHP Billiton plc ADR (United Kingdom)	636,800
130,000	Hindustan Zinc Ltd. (India)	398,060
12,350	Inmet Mining Corp. (Canada)	868,265

		1,903,125

	Diversified Support Services 1.8%
55,600	Copart, Inc.*	2,409,148
240	Prestige International, Inc. (Japan)	366,582
35,800	Ritchie Bros. Auctioneers, Inc. (Canada)	1,007,770
106,200	STR Holdings, Inc.*	2,036,916

		5,820,416

	Drug Retail 0.3%
40,135	Create SD Holdings Co. Ltd. (Japan)	933,822

	Education Services 1.1%
1,200,000	Advtech Ltd. (South Africa)	957,730
3,250	MegaStudy Co. Ltd. (Korea)	500,410
426,000	Navitas Ltd. (Australia)	1,890,377
2,500	Strayer Education, Inc.	326,225

		3,674,742

	Electrical Components & Equipment 0.2%
9,900	Emerson Electric Co.	578,457

	Electronic Components 0.3%
16,284	Amphenol Corp., Class A	885,687

	Electronic Equipment & Instruments 0.9%
18,300	National Instruments Corp.	599,691
945,000	Test Research, Inc. (Taiwan)	1,552,157
90,475	Viscom AG* (Germany)	886,085

		3,037,933

	Electronic Manufacturing Services 1.2%
17,000	IPG Photonics Corp.*	980,560
160,700	TTM Technologies, Inc.*	2,918,312

		3,898,872

	Environmental & Facilities Services 1.3%
13,300	Daiseki Co. Ltd. (Japan)	260,388
866,500	RPS Group plc (United Kingdom)	2,979,498
44,900	Tetra Tech, Inc.*	1,108,581

		4,348,467

	Food Retail 0.5%
1,137,600	BreadTalk Group Ltd. (Singapore)	595,744
20,200	Daikokutenbussan Co. Ltd. (Japan)	649,955
32,700	Shoprite Holdings Ltd. (South Africa)	501,519

		1,747,218

Shares		Value

	Footwear 0.4%
491,000	Anta Sports Products Ltd. (China)	$762,861
217,000	Daphne International Holdings Ltd. (China)	164,109
700,000	Peak Sport Products Co. Ltd. (China)	480,769

		1,407,739

	General Merchandise Stores 1.9%
298,500	Clicks Group Ltd. (South Africa)	1,877,647
71,900	Dollar Tree, Inc.*	3,991,888
39,500	Reject Shop Ltd. (The) (Australia)	497,177

		6,366,712

	Gold 0.3%
78,500	Koza Altin Isletmeleri AS (Turkey)	1,029,750

	Health Care Distributors 0.2%
7,300	MWI Veterinary Supply, Inc.*	588,964

	Health Care Equipment 3.4%
34,800	Abaxis, Inc.*	1,003,632
83,000	AtriCure, Inc.*	944,540
40,250	Audika S.A. (France)	1,171,271
216,800	Cardica, Inc.*	771,808
80,000	Cardica, Inc. PIPE*** †	284,800
37,700	China Kanghui Holdings, Inc., ADR* (China)	660,127
32,600	Cyberonics, Inc.*	1,037,006
20,000	DexCom, Inc.*	310,400
29,600	DiaSorin S.p.A. (Italy)	1,305,278
42,500	Immunodiagnostic Systems Holdings plc (United Kingdom)	567,328
3,901,161	LMA International N.V.* (Singapore)	990,535
15,000	Medtronic, Inc.	590,250
22,800	NuVasive, Inc.*	577,296
12,500	St. Jude Medical, Inc.*	640,750
24,500	Synovis Life Technologies, Inc.*	469,910

		11,324,931

	Health Care Facilities 0.8%
52,261	AmSurg Corp.*	1,329,520
268,875	CVS Group plc* (United Kingdom)	445,404
300,000	Life Healthcare Group Holdings Ltd. (South Africa)	704,552

		2,479,476

	Health Care Services 1.7%
40,000	Bio-Reference Laboratories, Inc.*	897,600
18,314	CorVel Corp.*	973,938
24,500	Diagnosticos da America S.A. (Brazil)	316,314
45,000	Fleury S.A. (Brazil)	670,898
34,142	Healthways, Inc.*	524,763
27,100	IPC The Hospitalist Co., Inc.*	1,230,611
12,700	LHC Group, Inc.*	381,000
9,900	MEDNAX, Inc.*	659,439

		5,654,563

	Health Care Technology 0.7%
27,000	athenahealth, Inc.*	1,218,510
15,200	Computer Programs and Systems, Inc.	977,056

		2,195,566

	Home Improvement Retail 0.6%
2,850,000	Ace Hardware Indonesia (Indonesia)	834,625
26,800	Clas Ohlson AB (Sweden)	436,177
73,100	Swedol AB, Class B (Sweden)	768,967

		2,039,769

	Homefurnishing Retail 0.6%
42,600	Aaron’s, Inc.	1,080,336
66,000	Lewis Group Ltd. (South Africa)	726,722

		1,807,058

WASATCH GLOBAL OPPORTUNITIES FUND (WAGOX) — Schedule of Investments (continued)

Shares		Value

	Human Resource & Employment Services 1.4%
8,100	Amadeus Fire AG (Germany)	$378,699
380	Benefit One, Inc. (Japan)	264,328
8,000	Brunel International N.V. (Netherlands)	377,433
175,300	Michael Page International plc (United Kingdom)	1,449,145
35,700	Robert Half International, Inc.	1,092,420
169,900	Sthree plc (United Kingdom)	1,118,412

		4,680,437

	Industrial Gases 0.2%
975,000	Yingde Gases Group Co.* (China)	815,107

	Industrial Machinery 3.2%
116,500	AIA Engineering Ltd. (India)	901,278
4,100	Burckhardt Compression Holding AG (Switzerland)	1,294,325
1,021,000	China Automation Group Ltd. (China)	793,158
12,500	Danaher Corp.	648,750
16,700	Graco, Inc.	759,683
165,900	Hy-Lok Corp. (Korea)	2,404,677
12,900	IDEX Corp.	563,085
12,700	Illinois Tool Works, Inc.	682,244
7,500	Konecranes Oyj (Finland)	347,985
2,800	Rational AG (Germany)	668,062
28,400	Rotork plc (United Kingdom)	797,497
41,100	Weg S.A. (Brazil)	543,266

		10,404,010

	Insurance Brokers 0.4%
29,900	Brown & Brown, Inc.	771,420
38,700	eHealth, Inc.*	514,710

		1,286,130

	Internet Retail 1.4%
47,450	ASOS plc* (United Kingdom)	1,303,439
96,000	Start Today Co. Ltd. (Japan)	1,489,476
230,000	Webjet Ltd. (Australia)	465,005
135,000	Wotif.com Holdings Ltd. (Australia)	764,225
40,000	Yoox S.p.A.* (Italy)	556,719

		4,578,864

	Internet Software & Services 2.3%
15,000	Akamai Technologies, Inc.*	570,000
120,000	carsales.com.au Ltd. (Australia)	644,475
17,100	Daum Communications Corp.* (Korea)	1,527,690
27,000	Macromill, Inc. (Japan)	341,772
66,600	Neurones (France)	822,892
1,230,800	Pacific Online Ltd. (China)	658,533
59,825	SciQuest, Inc.*	868,659
70,317	SPS Commerce, Inc.*	1,090,617
20,415	VistaPrint N.V.*	1,059,539

		7,584,177

	Investment Banking & Brokerage 0.5%
18,500	Charles Schwab Corp. (The)	333,555
15,775	FXCM, Inc.	205,548
390	GCA Savvian Group Corp.* (Japan)	647,414
21,500	optionsXpress Holdings, Inc.*	393,665

		1,580,182

Shares		Value

	IT Consulting & Other Services 3.4%
47,175	Alten Ltd. (France)	$1,782,816
9,600	Cognizant Technology Solutions Corp., Class A*	781,440
49,200	Connecta AB (Sweden)	744,105
960,000	CSE Global Ltd. (Singapore)	959,772
1,624,018	CSG Ltd. (Australia)	2,357,295
1,675	Future Architect, Inc. (Japan)	680,500
120,000	Glodyne Technoserve Ltd. (India)	1,143,626
175,200	HiQ International AB* (Sweden)	1,059,896
5,900	International Business Machines Corp.	962,113
106,500	SMS Management & Technology Ltd. (Australia)	714,412

		11,185,975

	Life Sciences Tools & Services 3.6%
55,400	CMIC Co. Ltd. (Japan)	927,007
28,000	Covance, Inc.*	1,532,160
1,180	EPS Co. Ltd. (Japan)	2,769,693
97,700	ICON plc ADR* (Ireland)	2,109,343
60,200	LINICAL Co. Ltd. (Japan)	240,945
34,200	Pharmaceutical Product Development, Inc.	947,682
45,710	ShangPharma Corp. ADR* (China)	553,548
19,600	Waters Corp.*	1,703,240
63,500	WuXi PharmaTech Cayman, Inc. ADR* (China)	981,710

		11,765,328

	Mortgage REITs 0.3%
35,600	Capstead Mortgage Corp.	454,968
36,300	MFA Financial, Inc.	297,660
20,200	Redwood Trust, Inc.	314,110

		1,066,738

	Multi-Line Insurance 0.3%
30,600	HCC Insurance Holdings, Inc.	958,086

	Oil & Gas Drilling 0.1%
18,000	Ensign Energy Services, Inc. (Canada)	339,073

	Oil & Gas Equipment & Services 1.5%
951,000	Anhui Tianda Oil Pipe Co. Ltd., Class H (China)	308,232
2,400	Core Laboratories N.V.	245,208
41,300	Gulf Island Fabrication, Inc.	1,328,621
47,800	Lamprell plc (United Arab Emirates)	270,990
26,900	Pason Systems, Inc. (Canada)	437,071
25,300	Petrofac Ltd. (United Kingdom)	605,874
6,100	Schoeller-Bleckmann Oilfield Equipment AG (Austria)	600,968
38,700	TGS-NOPEC Geophysical Co. ASA (Norway)	1,040,479

		4,837,443

	Oil & Gas Exploration & Production 2.5%
486,000	Afren plc* (United Kingdom)	1,273,280
32,000	Exillon Energy plc* (United Arab Emirates)	211,009
41,600	Gran Tierra Energy, Inc.* (Canada)	335,712
119,000	Pan Orient Energy Corp.* (Canada)	845,835
1,320,000	Petroamerica Oil Corp.* (Canada)	354,052
27,500	Petrominerales Ltd. (Colombia)	1,042,296
919,528	PetroNeft Resources plc* (United Kingdom)	813,382
24,175	Premier Oil plc* (United Kingdom)	775,279
57,200	Selan Exploration Technology Ltd. (India)	427,124
57,000	Transglobe Energy Corp.* (Canada)	865,570
83,000	Westfire Energy Ltd.* (Canada)	750,926
45,000	Zhaikmunai L.P. GDR* (Kazakhstan)	555,750

		8,250,215

MARCH 31, 2011 (UNAUDITED)

Shares		Value

	Oil & Gas Storage & Transportation 0.2%
1,275,000	Circle Oil plc* (Ireland)	$748,462

	Other Diversified Financial Services 0.2%
514,000	Count Financial Ltd. (Australia)	655,486

	Packaged Foods & Meats 0.5%
5,500	GlaxoSmithKline Consumer Healthcare Ltd. (India)	277,485
418,291	Hsu Fu Chi International Ltd.* (China)	1,244,618

		1,522,103

	Personal Products 0.6%
105,400	Atrium Innovations, Inc.* (Canada)	1,797,351
11,105	Natura Cosmeticos S.A. (Brazil)	314,057

		2,111,408

	Pharmaceuticals 1.8%
141,500	China Nuokang Bio-Pharmaceutical, Inc. ADR* (China)	650,900
243,000	China Shineway Pharmaceutical Group Ltd. (China)	583,196
33,265	Daewoong Pharmaceutical Co. Ltd. (Korea)	1,349,462
60,100	Egyptian International Pharmaceutical Industrial Co. (Egypt)	361,034
100,000	Ipca Laboratories Ltd. (India)	661,509
77,522	ISTA Pharmaceuticals, Inc.*	785,298
11,000	Johnson & Johnson	651,750
30,200	Medy-Tox, Inc.* (Korea)	657,988
52,200	Whanin Pharmaceutical Co. Ltd. (Korea)	345,002

		6,046,139

	Precious Metals & Minerals 0.2%
18,000	Pan American Silver Corp. (Canada)	668,675

	Property & Casualty Insurance 0.3%
502,725	Beazley plc (United Kingdom)	996,111

	Real Estate Development 0.2%
1,213,000	SPG Land Holdings Ltd. (China)	569,443

	Real Estate Services 0.6%
265,500	China Real Estate Information Corp. ADR* (China)	2,073,555

	Regional Banks 0.5%
8,500	Canadian Western Bank (Canada)	273,147
10,000	City National Corp.	570,500
33,600	First of Long Island Corp. (The)	932,400

		1,776,047

	Research & Consulting Services 4.2%
14,375	Bureau Veritas S.A. (France)	1,131,420
5,525	Campbell Brothers Ltd. (Australia)	265,508
71,100	CRA International, Inc.*	2,049,813
16,200	Exponent, Inc.*	722,682
25,200	FTI Consulting, Inc.*	965,916
61,100	Huron Consulting Group, Inc.*	1,691,859
17,000	Intertek Group plc (United Kingdom)	556,117
150	Nihon M&A Center, Inc. (Japan)	807,414
192,535	Resources Connection, Inc.	3,733,254
130	SGS S.A. (Switzerland)	231,978
32,000	Stantec, Inc.* (Canada)	958,003
20,030	Verisk Analytics, Inc., Class A*	656,183

		13,770,147

Shares		Value

	Restaurants 1.2%
387,000	Ajisen China Holdings Ltd. (China)	$746,619
740,000	KFC Holdings Malaysia Berhad (Malaysia)	891,787
11,900	Shinsegae Food Co. Ltd. (Korea)	929,696
29,800	Tim Hortons, Inc. (Canada)	1,350,238

		3,918,340

	Semiconductor Equipment 2.2%
40,500	Cabot Microelectronics Corp.*	2,116,125
237,191	Camtek Ltd.* (Israel)	944,020
8,100	Disco Corp. (Japan)	554,647
139,000	Entegris, Inc.*	1,219,030
29,720	Eugene Technology Co. Ltd. (Korea)	445,685
75,000	Hanmi Semiconductor Co. Ltd. (Korea)	601,668
52,275	Koh Young Technology, Inc.* (Korea)	1,310,509

		7,191,684

	Semiconductors 7.6%
15,000	Altera Corp.	660,300
24,950	Hittite Microwave Corp.*	1,591,062
25,900	Linear Technology Corp.	871,017
20,800	Maxim Integrated Products, Inc.	532,480
315,100	Melexis N.V. (Belgium)	5,629,615
168,500	Micrel, Inc.	2,271,380
43,000	Microchip Technology, Inc.	1,634,430
538,814	O2Micro International Ltd. ADR* (China)	4,094,986
80,100	Power Integrations, Inc.	3,070,233
15,800	Silicon Laboratories, Inc.*	682,718
531,630	Sporton International, Inc. (Taiwan)	1,191,383
26,900	Standard Microsystems Corp.*	663,354
55,022	Supertex, Inc.*	1,225,890
53,500	Taiwan Semiconductor Manufacturing Co. Ltd. ADR (Taiwan)	651,630
14,400	Volterra Semiconductor Corp.*	357,552

		25,128,030

	Specialized Consumer Services 0.1%
165	Best Bridal, Inc. (Japan)	143,020
230	NOVARESE, Inc. (Japan)	156,106

		299,126

	Specialized Finance 1.5%
142,000	Bolsa Mexicana de Valores S.A.B. de C.V. (Mexico)	298,999
1,800	Crisil Ltd. (India)	258,325
55,000	Gain Capital Holdings, Inc.*	421,850
9,000	ICRA Ltd. (India)	216,953
1,600	IntercontinentalExchange, Inc.*	197,664
50,000	JSE Ltd. (South Africa)	517,292
28,400	MSCI, Inc., Class A*	1,045,688
16,300	Portfolio Recovery Associates, Inc.*	1,387,619
16,500	TMX Group, Inc. (Canada)	660,783

		5,005,173

	Specialty Chemicals 0.7%
21,870	C. Uyemura & Co. Ltd. (Japan)	1,040,110
1,299,000	EcoGreen Fine Chemical Group Ltd. (Hong Kong)	434,390
80	Japan Pure Chemical Co. Ltd. (Japan)	230,500
15,700	TechnoSemiChem Co. Ltd. (Korea)	553,890

		2,258,890

	Specialty Stores 1.2%
121,533	Big 5 Sporting Goods Corp.	1,448,673
81,188	easyhome Ltd. (Canada)	703,543
34,618	Hibbett Sports, Inc.*	1,239,671
350,000	Kathmandu Holdings Ltd. (New Zealand)	607,824

		3,999,711

WASATCH GLOBAL OPPORTUNITIES FUND (WAGOX) — Schedule of Investments (continued)

Shares		Value

	Steel 0.5%
116,500	Ferrexpo plc (United Kingdom)	$809,425
75,272	MOIL Ltd. (India)	668,409

		1,477,834

	Systems Software 1.6%
172,000	KPIT Cummins Infosystems Ltd. (India)	647,580
81,700	OPNET Technologies, Inc.	3,185,483
3,410	Simplex Holdings, Inc. (Japan)	1,455,262

		5,288,325

	Textiles 0.1%
295,000	S. Kumars Nationwide Ltd.* (India)	362,507

	Thrifts & Mortgage Finance 1.2%
130,000	Dewan Housing Finance Corp. Ltd. (India)	778,338
18,475	Home Capital Group, Inc. (Canada)	1,084,657
23,000	Housing Development Finance Corp. Ltd. (India)	359,996
199,500	LIC Housing Finance Ltd. (India)	1,007,677
34,100	Washington Federal, Inc.	591,294

		3,821,962

	Trading Companies & Distributors 4.0%
7,100	Fastenal Co.	460,293
30,380	Houston Wire & Cable Co.	444,156
86,279	Indutrade AB (Sweden)	2,842,676
23,500	MISUMI Group, Inc. (Japan)	585,021
112,384	MonotaRO Co. Ltd. (Japan)	1,322,324
38,200	MSC Industrial Direct Co., Inc., Class A	2,615,554
88,905	Richelieu Hardware Ltd. (Canada)	2,751,483
15,097	Rush Enterprises, Inc., Class B*	262,537
8,480	Thermador Groupe (France)	1,558,403
3,700	W.W. Grainger, Inc.	509,416

		13,351,863

	Trucking 1.6%
86,000	Knight Transportation, Inc.	1,655,500
140,000	Tegma Gestao Logistica (Brazil)	2,188,804
39,000	Trancom Co. Ltd. (Japan)	666,221
41,600	Universal Truckload Services, Inc.*	717,600

		5,228,125

	Wireless Telecommunication Services 0.1%
6,200	NII Holdings, Inc.*	258,354

	Total Common Stocks (cost $223,413,490)	311,267,455

	PREFERRED STOCKS 0.4%

	Diversified Banks 0.2%
96,500	Banco Industrial e Comercial S.A. (Bic Banco) Pfd. (Brazil)	753,466

	Regional Banks 0.2%
80,800	Banco Daycoval S.A. Pfd. (Brazil)	606,044

	Total Preferred Stocks (cost $1,098,194)	1,359,510

Shares		Value

	WARRANTS 0.0%

	Health Care Equipment 0.0%
40,000	Cardica, Inc., expiring 9/29/14* *** †	$84,400

	Restaurants 0.0%
29,600	KFC Holdings Malaysia Berhad, expiring 9/14/15* (Malaysia)	14,073

	Total Warrants (cost $5,000)	98,473

Principal Amount		Value

	SHORT-TERM INVESTMENTS 6.2%

	Repurchase Agreement 6.2%
$20,422,375	Repurchase Agreement dated 3/31/11, 0.01% due 4/1/11 with State Street Bank and Trust Co. collateralized by $20,615,000 of United States Treasury Bonds 4.50% due 8/15/39; value: $20,833,530; repurchase proceeds: $20,422,381 (cost $20,422,375)	$20,422,375

	Total Short-Term Investments (cost $20,422,375)	20,422,375

	Total Investments (cost $244,939,059) 100.8%	333,147,813

	Liabilities less Other Assets (0.8%)	(2,646,986)

	NET ASSETS 100.0%	$330,500,827

*Non-income producing.

***Security was fair valued under procedures adopted by the Board of Trustees (see Note 15).

†Security purchased in a private placement transaction or under Rule 144A of the Securities Act of 1933 (see Note 11).

ADR American Depositary Receipt.

GDR Global Depositary Receipt.

PIPE Private Investment in a Public Equity.

REIT Real Estate Investment Trust.

See Notes to Financial Statements.

MARCH 31, 2011 (UNAUDITED)

At March 31, 2011, Wasatch Global Opportunities Fund’s investments, excluding short-term investments, were in the following countries:

Country	%
Australia	3.2
Austria	0.2
Belgium	1.8
Brazil	2.5
Canada	5.6
China	6.7
Colombia	0.3
Denmark	0.2
Egypt	0.1
Finland	0.2
France	2.3
Germany	3.4
Hong Kong	0.4
India	3.9
Indonesia	0.6
Ireland	0.9
Israel	0.3
Italy	0.6
Japan	6.0
Kazakhstan	0.2
Korea	4.6
Malaysia	0.3
Mexico	0.4
Netherlands	0.1
New Zealand	0.2
Norway	0.3
Singapore	1.3
South Africa	1.9
Sweden	2.0
Switzerland	0.5
Taiwan	1.7
Turkey	0.3
United Arab Emirates	0.7
United Kingdom	6.9
United States	39.4

TOTAL	100.0%

WASATCH GLOBAL SCIENCE & TECHNOLOGY FUND (WAGTX) — Schedule of Investments

Shares		Value

	COMMON STOCKS 92.6%

	Advertising 1.5%
16,850	1000mercis* (France)	$1,112,763

	Application Software 1.5%
14,560	Fidessa Group plc (United Kingdom)	409,794
21,410	ORC Software AB (Sweden)	339,955
2,485	SimCorp A/S (Denmark)	399,024

		1,148,773

	Asset Management & Custody Banks 0.7%
32,087	CETIP S.A. (Brazil)	532,630

	Biotechnology 2.8%
206,800	Abcam plc (United Kingdom)	1,253,888
44,370	Myriad Genetics, Inc.*	894,055

		2,147,943

	Commercial Printing 0.2%
24,000	Innerworkings, Inc.*	177,120

	Communications Equipment 2.5%
2,600	Acme Packet, Inc.*	184,496
31,088	Cisco Systems, Inc.*	533,159
13,000	Finisar Corp.*	319,800
85,740	Infinera Corp.*	719,359
4,600	Riverbed Technology, Inc.*	173,190

		1,930,004

	Computer Hardware 3.3%
6,150	Apple, Inc.*	2,142,968
18,000	Silicon Graphics International Corp.*	385,200

		2,528,168

	Computer Storage & Peripherals 1.6%
19,725	EMC Corp.*	523,699
591	Wacom Co. Ltd. (Japan)	724,589

		1,248,288

	Construction & Farm Machinery & Heavy Trucks 0.8%
51,175	Takeuchi Manufacturing Co. Ltd. (Japan)	616,321

	Data Processing & Outsourced Services 9.1%
20,470	Alliance Data Systems Corp.*	1,758,168
4,625	MasterCard, Inc., Class A	1,164,205
10,000	Syntel, Inc.	522,300
15,500	Visa, Inc., Class A	1,141,110
133,165	Wirecard AG (Germany)	2,393,326

		6,979,109

	Diversified Chemicals 0.6%
12,325	LSB Industries, Inc.*	488,563

	Diversified Support Services 1.1%
19,385	Copart, Inc.*	839,952

	Drug Retail 1.1%
34,661	Create SD Holdings Co. Ltd. (Japan)	806,459

	Health Care Distributors 0.7%
18,880	PSS World Medical, Inc.*	512,592

	Health Care Equipment 4.6%
10,965	Cyberonics, Inc.*	348,797
38,515	DiaSorin S.p.A. (Italy)	1,698,404
26,786	Mindray Medical International Ltd. ADR (China)	675,007
18,100	NuVasive, Inc.*	458,292
9,185	Stratec Biomedical Systems AG (Germany)	367,856

		3,548,356

Shares		Value

	Health Care Facilities 3.4%
1,234,300	CVS Group plc* (United Kingdom)	$2,044,677
21,775	VCA Antech, Inc.*	548,294

		2,592,971

	Health Care Services 4.6%
22,088	Bio-Reference Laboratories, Inc.*	495,655
11,987	CorVel Corp.*	637,469
113,500	Diagnosticos da America S.A. (Brazil)	1,465,371
12,600	Express Scripts, Inc.*	700,686
23,380	Servizi Italia S.p.A. (Italy)	226,287

		3,525,468

	Health Care Supplies 2.5%
32,209	Sartorius Stedim Biotech (France)	1,887,823

	Health Care Technology 0.4%
59,603	RaySearch Laboratories AB (Sweden)	335,024

	Home Entertainment Software 1.3%
73,265	Activision Blizzard, Inc.	803,717
17,701	UbiSoft Entertainment S.A.* (France)	181,227

		984,944

	Home Improvement Retail 1.3%
106,100	Byggmax Group AB* (Sweden)	1,023,448

	Hotels, Resorts & Cruise Lines 0.5%
9,625	Ctrip.com International Ltd. ADR* (China)	399,341

	Human Resource & Employment Services 0.5%
9,032	Amadeus Fire AG (Germany)	422,273

	Industrial Machinery 0.6%
100,000	Flow International Corp.*	439,000

	Internet Retail 3.3%
3,390	Amazon.com, Inc.*	610,641
6,290	ASOS plc* (United Kingdom)	172,785
54,435	Start Today Co. Ltd. (Japan)	844,579
29,370	Yoox S.p.A.* (Italy)	408,771
3,750	zooplus AG* (Germany)	486,720

		2,523,496

	Internet Software & Services 8.1%
14,300	Akamai Technologies, Inc.*	543,400
15,745	Daum Communications Corp.* (Korea)	1,406,637
4,050	Google, Inc., Class A*	2,374,150
15,000	LeGuide.com* (France)	623,752
17,290	Net Entertainment NE AB* (Sweden)	161,976
10,500	VistaPrint N.V.*	544,950
6,528	Xtera Communications, Inc.* *** †	65
34,050	Yahoo, Inc.*	566,933

		6,221,863

	IT Consulting & Other Services 2.3%
10,300	Cognizant Technology Solutions Corp., Class A*	838,420
5,745	International Business Machines Corp.	936,837

		1,775,257

	Life Sciences Tools & Services 2.3%
9,890	Covance, Inc.*	541,181
247	EPS Co. Ltd. (Japan)	579,758
7,375	Eurofins Scientific (France)	651,795

		1,772,734

	Movies & Entertainment 0.3%
3,055	CTS Eventim AG (Germany)	197,520

	Oil & Gas Refining & Marketing 0.8%
14,600	World Fuel Services Corp.	592,906

MARCH 31, 2011 (UNAUDITED)

Shares		Value

	Personal Products 1.2%
11,500	Herbalife Ltd.	$935,640

	Pharmaceuticals 4.2%
37,400	Teva Pharmaceutical Industries Ltd. ADR (Israel)	1,876,358
27,650	Valeant Pharmaceuticals International, Inc. (Canada)	1,377,247

		3,253,605

	Semiconductor Equipment 0.6%
55,000	BCD Semiconductor Manufacturing Ltd. ADR* (China)	476,850

	Semiconductors 13.5%
40,000	Altera Corp.	1,760,800
13,880	Hittite Microwave Corp.*	885,127
67,200	Intel Corp.	1,355,424
13,605	Linear Technology Corp.	457,536
64,934	Melexis N.V. (Belgium)	1,160,119
22,525	Microchip Technology, Inc.	856,175
19,293	Power Integrations, Inc.	739,501
53,500	Silicon Image, Inc.*	479,895
73,760	Taiwan Semiconductor Manufacturing Co. Ltd. ADR (Taiwan)	898,397
52,700	Xilinx, Inc.	1,728,560

		10,321,534

	Specialized Finance 2.1%
17,750	Encore Capital Group, Inc.*	420,498
24,600	ICRA Ltd. (India)	593,004
4,675	IntercontinentalExchange, Inc.*	577,549

		1,591,051

	Systems Software 4.8%
12,000	Check Point Software Technologies Ltd.* (Israel)	612,600
349,000	GuestLogix, Inc.* (Canada)	352,834
16,725	Init Innovation In Traffic Systems AG (Germany)	403,799
38,000	Microsoft Corp.	963,680
18,881	Oracle Corp.	630,059
1,760	Simplex Holdings, Inc. (Japan)	751,103

		3,714,075

	Trading Companies & Distributors 0.5%
34,265	MonotaRO Co. Ltd. (Japan)	403,166

	Trucking 1.4%
61,085	Trancom Co. Ltd. (Japan)	1,043,489

	Total Common Stocks (cost $57,919,888)	71,050,519

	PREFERRED STOCKS 2.8%

	Computer Storage & Peripherals 1.0%
39,251	BlueArc Corp., Series DD Pfd.* *** †	120,108
39,251	BlueArc Corp., Series DD-1 Pfd.* *** †	126,781
69,363	BlueArc Corp., Series FF Pfd.* *** †	230,285
69,362	BlueArc Corp., Series FF-1 Pfd.* *** †	233,750
23,737	BlueArc Corp., Series GG Pfd.* *** †	67,532

		778,456

	Health Care Equipment 1.8%
30,500	Sartorius AG Pfd. (Germany)	1,329,804

	Total Preferred Stocks (cost $2,161,029)	2,108,260

Shares		Value

	LIMITED PARTNERSHIP INTEREST 0.6%

	Asset Management & Custody Banks 0.6%
	Greenspring Global Partners II-B, L.P.*** †	$446,642

	Total Limited Partnership Interest (cost $434,387)	446,642

	WARRANTS 0.2%

	Computer Storage & Peripherals 0.0%
310	BlueArc Corp., Series FF, expiring 4/2/18* *** †	—
309	BlueArc Corp., Series FF-1, expiring 4/2/18* *** †	—
3,240	BlueArc Corp., Series GG, expiring 7/14/15* *** †	1,024

		1,024

	Health Care Equipment 0.2%
71,500	Cardica, Inc., expiring 9/29/14* *** †	150,865

	Total Warrants (cost $8,946)	151,889

Principal Amount		Value

	SHORT-TERM INVESTMENTS 3.5%

	Repurchase Agreement 3.5%
$2,669,572	Repurchase Agreement dated 3/31/11, 0.01% due 4/1/11 with State Street Bank and Trust Co. collateralized by $2,695,000 of United States Treasury Bonds 4.50% due 8/15/39; value: $2,723,568; repurchase proceeds: $2,669,572.†† (cost $2,669,572)	$2,669,572

	Total Short-Term Investments (cost $2,669,572)	2,669,572

	Total Investments (cost $63,193,822) 99.7%	76,426,882

	Other Assets less Liabilities 0.3%	265,685

	NET ASSETS 100.0%	$76,692,567

*Non-income producing.

***Security was fair valued under procedures adopted by the Board of Trustees (see Note 15).

†Security purchased in a private placement transaction or under Rule 144A of the Securities Act of 1933 (see Note 11).

††All or a portion of this security has been designated as collateral for purchase commitments (see Note 12).

ADR American Depositary Receipt.

See Notes to Financial Statements.

WASATCH GLOBAL SCIENCE & TECHNOLOGY FUND (WAGTX) — Schedule of Investments (continued)

At March 31, 2011, Wasatch Global Science & Technology Fund’s investments, excluding short-term investments, were in the following countries:

Country	%
Belgium	1.6
Brazil	2.7
Canada	2.4
China	2.1
Denmark	0.5
France	6.0
Germany	7.6
India	0.8
Israel	3.4
Italy	3.2
Japan	7.8
Korea	1.9
Sweden	2.5
Taiwan	1.2
United Kingdom	5.3
United States	51.0

TOTAL	100.0%

WASATCH HERITAGE GROWTH FUND (WAHGX) — Schedule of Investments	MARCH 31, 2011 (UNAUDITED)

Shares		Value

	COMMON STOCKS 94.8%

	Aerospace & Defense 1.9%
20,245	TransDigm Group, Inc.*	$1,697,138

	Air Freight & Logistics 3.1%
19,630	C.H. Robinson Worldwide, Inc.	1,455,172
26,185	Expeditors International of Washington, Inc.	1,312,916

		2,768,088

	Apparel Retail 4.0%
49,840	Ross Stores, Inc.	3,544,621

	Application Software 1.7%
27,790	ANSYS, Inc.*	1,505,940

	Asset Management & Custody Banks 3.7%
52,730	SEI Investments Co.	1,259,192
29,870	T. Rowe Price Group, Inc.	1,983,966

		3,243,158

	Automotive Retail 1.0%
15,818	O’Reilly Automotive, Inc.*	908,902

	Data Processing & Outsourced Services 2.5%
18,075	Alliance Data Systems Corp.*	1,552,462
46,430	Redecard S.A. (Brazil)	686,509

		2,238,971

	Distributors 1.2%
43,320	LKQ Corp.*	1,044,012

	Diversified Metals & Mining 1.0%
10,560	BHP Billiton plc ADR (United Kingdom)	840,576

	Diversified Support Services 4.6%
93,595	Copart, Inc.*	4,055,471

	Electronic Components 3.8%
61,930	Amphenol Corp., Class A	3,368,373

	Environmental & Facilities Services 1.8%
17,765	Stericycle, Inc.*	1,575,223

	Health Care Equipment 3.9%
67,780	St. Jude Medical, Inc.*	3,474,403

	Health Care Services 4.4%
38,462	Catalyst Health Solutions, Inc.*	2,151,179
31,685	Express Scripts, Inc.*	1,762,003

		3,913,182

	IT Consulting & Other Services 4.0%
43,745	Cognizant Technology Solutions Corp., Class A*	3,560,843

	Life Sciences Tools & Services 2.4%
38,580	Covance, Inc.*	2,111,098

	Multi-Line Insurance 1.0%
28,050	HCC Insurance Holdings, Inc.	878,245

	Oil & Gas Equipment & Services 3.0%
25,770	Core Laboratories N.V.	2,632,921

	Oil & Gas Exploration & Production 3.9%
82,730	Petrohawk Energy Corp.*	2,030,194
28,710	Ultra Petroleum Corp.*	1,413,968

		3,444,162

Shares		Value

	Personal Products 2.2%
24,230	Herbalife Ltd.	$1,971,353

	Pharmaceuticals 1.5%
26,720	Teva Pharmaceutical Industries Ltd. ADR (Israel)	1,340,542

	Regional Banks 2.0%
31,825	Signature Bank*	1,794,930

	Research & Consulting Services 4.2%
41,405	IHS, Inc., Class A*	3,674,694

	Restaurants 3.9%
75,825	Tim Hortons, Inc. (Canada)	3,435,631

	Semiconductors 12.9%
88,440	Altera Corp.	3,893,129
87,595	Linear Technology Corp.	2,945,820
82,275	Microchip Technology, Inc.	3,127,273
33,755	Silicon Laboratories, Inc.*	1,458,553

		11,424,775

	Specialized Finance 5.7%
112,500	BM&F BOVESPA S.A. (Brazil)	819,603
13,163	IntercontinentalExchange, Inc.*	1,626,157
44,840	MSCI, Inc., Class A*	1,651,009
162,920	Power Finance Corp. Ltd. (India)	916,619

		5,013,388

	Thrifts & Mortgage Finance 0.9%
47,574	New York Community Bancorp, Inc.	821,127

	Trading Companies & Distributors 4.2%
23,170	Fastenal Co.	1,502,111
31,790	MSC Industrial Direct Co., Inc., Class A	2,176,661

		3,678,772

	Trucking 2.1%
40,243	J.B. Hunt Transport Services, Inc.	1,827,837

	Wireless Telecommunication Services 2.3%
48,418	NII Holdings, Inc.*	2,017,578

	Total Common Stocks (cost $58,557,691)	83,805,954

Principal Amount		Value

	SHORT-TERM INVESTMENTS 4.4%

	Repurchase Agreement 4.4%
$3,875,667	Repurchase Agreement dated 3/31/11, 0.01% due 4/1/11 with State Street Bank and Trust Co. collateralized by $3,915,000 of United States Treasury Bonds 4.50% due 8/15/39; value: $3,956,501; repurchase proceeds: $3,875,668 (cost $3,875,667)	$3,875,667

	Total Short-Term Investments (cost $3,875,667)	3,875,667

	Total Investments (cost $62,433,358) 99.2%	87,681,621

	Other Assets less Liabilities 0.8%	673,773

	NET ASSETS 100.0%	$88,355,394

	*Non-income producing. ADR American Depositary Receipt. See Notes to Financial Statements.

WASATCH HERITAGE GROWTH FUND (WAHGX) — Schedule of Investments (continued)	MARCH 31, 2011 (UNAUDITED)

At March 31, 2011, Wasatch Heritage Growth Fund’s investments, excluding short-term investments, were in the following countries:

Country	%
Brazil	1.8
Canada	4.1
India	1.1
Israel	1.6
United Kingdom	1.0
United States	90.4

TOTAL	100.0%

WASATCH INTERNATIONAL GROWTH FUND (WAIGX) — Schedule of Investments	MARCH 31, 2011 (UNAUDITED)

Shares		Value

	COMMON STOCKS 98.9%

	Aerospace & Defense 1.0%
110,491	Kongsberg Gruppen ASA (Norway)	$3,072,725

	Agricultural Products 1.1%
1,229,400	PT Astra Agro Lestari Tbk (Indonesia)	3,204,982

	Apparel Retail 2.3%
204,220	Cia. Hering (Brazil)	3,766,623
279,660	Truworths International Ltd. (South Africa)	2,913,986

		6,680,609

	Apparel, Accessories & Luxury Goods 0.6%
138,400	WeSC AB* (Sweden)	1,818,479

	Application Software 1.6%
97,331	Computer Modelling Group Ltd. (Canada)	2,606,605
13,407	SimCorp A/S (Denmark)	2,152,802

		4,759,407

	Asset Management & Custody Banks 2.3%
218,570	CETIP S.A. (Brazil)	3,628,164
16,890	Partners Group Holding AG (Switzerland)	3,236,981

		6,865,145

	Automotive Retail 1.1%
380,415	ARB Corp. Ltd. (Australia)	3,257,863

	Biotechnology 1.6%
788,300	Abcam plc (United Kingdom)	4,779,689

	Brewers 1.0%
204,200	Anadolu Efes Biracilik ve Malt Sanayii A.S. (Turkey)	2,890,309

	Casinos & Gaming 3.1%
3,203,865	Galaxy Entertainment Group Ltd.* (Hong Kong)	4,664,633
2,626,370	SJM Holdings Ltd. (Hong Kong)	4,634,542

		9,299,175

	Catalog Retail 1.2%
32,755	Hyundai Home Shopping Network Corp.* (Korea)	3,627,998

	Coal & Consumable Fuels 3.6%
2,003,700	PT Harum Energy Tbk* (Indonesia)	2,059,502
809,245	PT Indo Tambangraya Megah (Indonesia)	4,293,669
1,721,385	PT Tambang Batubara Bukit Asam Tbk (Indonesia)	4,151,488

		10,504,659

	Commodity Chemicals 0.8%
936,455	TSRC Corp. (Taiwan)	2,404,310

	Construction Materials 3.3%
2,545,000	PT Indocement Tunggal Prakarsa Tbk (Indonesia)	4,778,725
4,900,335	PT Semen Gresik (Persero) Tbk (Indonesia)	5,121,223

		9,899,948

	Consumer Finance 3.8%
1,567,200	Banco Compartamos S.A.B. de C.V.* (Mexico)	2,824,187
481,100	Mahindra & Mahindra Financial Services Ltd. (India)	8,350,071

		11,174,258

Shares		Value

	Data Processing & Outsourced Services 3.3%
825	GMO Payment Gateway, Inc. (Japan)	$3,013,562
381,118	Wirecard AG (Germany)	6,849,695

		9,863,257

	Department Stores 2.3%
101,000	Lojas Renner S.A. (Brazil)	3,284,184
229,300	Marisa Lojas S.A. (Brazil)	3,586,359

		6,870,543

	Distributors 1.5%
3,910,607	Dah Chong Hong Holdings Ltd. (Hong Kong)	4,390,917

	Diversified Banks 3.6%
688,805	Allahabad Bank Ltd. (India)	3,583,423
750,917	Bank of N.T. Butterfield & Son Ltd. (The)* (Bermuda)	946,155
580,175	Commercial International Bank S.A.E (Egypt)	3,208,754
10,147,710	PT Bank Tabungan Pensiunan Nasional Tbk* (Indonesia)	2,913,497

		10,651,829

	Diversified Support Services 0.5%
591,933	CPP Group plc (United Kingdom)	1,466,088

	Electrical Components & Equipment 0.5%
256,438	Crompton Greaves Ltd. (India)	1,577,903

	Electronic Components 1.3%
209,415	Partron Co. Ltd. (Korea)	3,722,679

	Electronic Equipment & Instruments 1.5%
1,406,270	Chroma ATE, Inc. (Taiwan)	4,543,065

	Food Retail 3.7%
88,790	BIM Birlesik Magazalar AS (Turkey)	2,990,918
1,682,000	CP ALL Public Co. Ltd.*** (Thailand)	2,224,500
263,590	Eurocash S.A. (Poland)	2,899,137
182,500	Shoprite Holdings Ltd. (South Africa)	2,798,998

		10,913,553

	General Merchandise Stores 1.1%
499,940	Clicks Group Ltd. (South Africa)	3,144,760

	Gold 3.0%
1,011,170	Centamin Egypt Ltd.* (United Kingdom)	2,206,840
320,450	Koza Altin Isletmeleri AS (Turkey)	4,203,610
319,665	Medusa Mining Ltd. (Australia)	2,320,001

		8,730,451

	Health Care Equipment 3.5%
103,728	DiaSorin S.p.A. (Italy)	4,574,117
276,896	Immunodiagnostic Systems Holdings plc (United Kingdom)	3,696,251
53,345	Stratec Biomedical Systems AG (Germany)	2,136,449

		10,406,817

	Health Care Services 0.8%
180,645	Diagnosticos da America S.A. (Brazil)	2,332,265

	Health Care Supplies 0.9%
224,005	St. Shine Optical Co. Ltd. (Taiwan)	2,757,547

	Health Care Technology 0.9%
458,244	RaySearch Laboratories AB (Sweden)	2,575,753

	Industrial Gases 1.3%
30,690	OCI Materials Co. Ltd. (Korea)	3,754,591

WASATCH INTERNATIONAL GROWTH FUND (WAIGX) — Schedule of Investments (continued)

Shares		Value

	Industrial Machinery 7.1%
154,590	AIA Engineering Ltd. (India)	$1,195,954
46,490	Andritz AG (Austria)	4,343,792
9,863	Burckhardt Compression Holding AG (Switzerland)	3,113,640
73,740	Konecranes Oyj (Finland)	3,421,385
316,429	Rotork plc (United Kingdom)	8,885,610

		20,960,381

	Internet Retail 3.4%
258,145	Start Today Co. Ltd. (Japan)	4,005,215
441,844	Yoox S.p.A.* (Italy)	6,149,569

		10,154,784

	Internet Software & Services 0.6%
387,493	GMO internet, Inc. (Japan)	1,793,819

	IT Consulting & Other Services 0.6%
1,873,000	CSE Global Ltd. (Singapore)	1,872,554

	Marine Ports & Services 2.1%
3,999,600	International Container Terminal Services, Inc. (Philippines)	3,842,934
146,800	Santos Brasil Participacoes S.A.** (Brazil)	2,389,883

		6,232,817

	Multi-Sector Holdings 1.7%
5,453,990	First Pacific Co. Ltd. (Hong Kong)	4,889,269

	Oil & Gas Equipment & Services 0.8%
90,140	TGS-NOPEC Geophysical Co. ASA (Norway)	2,423,483

	Oil & Gas Exploration & Production 6.9%
941,260	Afren plc* (United Kingdom)	2,466,025
341,056	Exillon Energy plc* (United Arab Emirates)	2,248,932
171,555	Gran Tierra Energy, Inc.* (Canada)	1,384,449
368,160	Pan Orient Energy Corp.* (Canada)	2,616,828
77,400	Petrominerales Ltd. (Colombia)	2,933,590
2,473,918	PetroNeft Resources plc* (United Kingdom)	2,188,340
68,624	Premier Oil plc* (United Kingdom)	2,200,736
148,940	Transglobe Energy Corp.* (Canada)	2,261,718
182,385	Zhaikmunai L.P. GDR* (Kazakhstan)	2,252,455

		20,553,073

	Packaged Foods & Meats 1.7%
38,277	GlaxoSmithKline Consumer Healthcare Ltd. (India)	1,931,145
993,314	Hsu Fu Chi International Ltd. (China)	2,955,588

		4,886,733

	Pharmaceuticals 1.2%
9,376,810	PT Kalbe Farma Tbk (Indonesia)	3,661,344

	Precious Metals & Minerals 1.0%
206,030	Northam Platinum Ltd. (South Africa)	1,339,834
40,233	Pan American Silver Corp. (Canada)	1,494,600

		2,834,434

	Research & Consulting Services 3.9%
147,525	AF AB, Class B (Sweden)	2,951,484
177,965	Campbell Brothers Ltd. (Australia)	8,552,231

		11,503,715

	Semiconductors 0.9%
111,450	LMS Co. Ltd. (Korea)	2,529,837

	Specialized Finance 0.8%
238,245	JSE Ltd. (South Africa)	2,464,846

	Specialty Chemicals 1.0%
86,560	TechnoSemiChem Co. Ltd. (Korea)	3,053,806

Shares		Value

	Specialty Stores 0.6%
726,470	L’Occitane International S.A.* (Luxembourg)	$1,790,235

	Steel 0.9%
297,423	MOIL Ltd. (India)	2,641,092

	Thrifts & Mortgage Finance 4.0%
725,370	Dewan Housing Finance Corp. Ltd. (India)	4,342,949
631,569	Gruh Finance Ltd. (India)	5,028,334
44,355	Home Capital Group, Inc. (Canada)	2,604,057

		11,975,340

	Trading Companies & Distributors 1.6%
178,555	iMarketKorea, Inc.* (Korea)	4,346,067
28,877	MonotaRO Co. Ltd. (Japan)	339,771

		4,685,838

	Total Common Stocks (cost $230,858,612)	292,848,974

	PREFERRED STOCKS 0.8%

	Diversified Banks 0.8%
190,000	Banco do Estado do Rio Grande do Sul S.A., Series B Pfd. (Brazil)	2,347,914
74,058	Bank of N.T. Butterfield & Son Ltd. (The) Pfd.* *** (Bermuda)	93,313

		2,441,227

	Total Preferred Stocks (cost $1,560,190)	2,441,227

Principal Amount		Value

	SHORT-TERM INVESTMENTS 1.4%

	Repurchase Agreement 1.4%
$4,006,098	Repurchase Agreement dated 3/31/11, 0.01% due 4/1/11 with State Street Bank and Trust Co. collateralized by $4,045,000 of United States Treasury Notes 4.50% due 8/15/39; value: $4,087,879; repurchase proceeds: $4,006,099 (cost $4,006,098)	$4,006,098

	Total Short-Term Investments (cost $4,006,098)	4,006,098

	Total Investments (cost $236,424,900) 101.1%	299,296,299

	Liabilities less Other Assets (1.1%)	(3,293,405)

	NET ASSETS 100.0%	$296,002,894

	*Non-income producing. **Common units. ***Security was fair valued under procedures adopted by the Board of Trustees (see Note 15). GDR Global Depositary Receipt. See Notes to Financial Statements.

MARCH 31, 2011 (UNAUDITED)

At March 31, 2011, Wasatch International Growth Fund’s investments, excluding short-term investments, were in the following countries:

Country	%
Australia	4.8
Austria	1.5
Bermuda	0.3
Brazil	7.2
Canada	4.4
China	1.0
Colombia	1.0
Denmark	0.7
Egypt	1.1
Finland	1.2
Germany	3.0
Hong Kong	6.3
India	9.7
Indonesia	10.2
Italy	3.6
Japan	3.1
Kazakhstan	0.8
Korea	7.1
Luxembourg	0.6
Mexico	1.0
Norway	1.9
Philippines	1.3
Poland	1.0
Singapore	0.6
South Africa	4.3
Sweden	2.5
Switzerland	2.1
Taiwan	3.3
Thailand	0.8
Turkey	3.4
United Arab Emirates	0.8
United Kingdom	9.4

TOTAL	100.0%

WASATCH INTERNATIONAL OPPORTUNITIES FUND (WAIOX) — Schedule of Investments

Shares		Value

	COMMON STOCKS 85.5%

	Advertising 0.7%
19,406	1000mercis* (France)	$1,281,559

	Air Freight & Logistics 2.9%
15,836	Allcargo Global Logistics Ltd. (India)	61,824
7,152,901	Aramex PJSC* (United Arab Emirates)	3,505,608
989,558	Goodpack Ltd. (Singapore)	1,523,242
20,413	Transat A.T., Inc., Class A* *** (Canada)	260,704

		5,351,378

	Alternative Carriers 0.3%
150,000	Tulip Telecom Ltd. (India)	471,914

	Aluminum 0.5%
1,669,663	Midas Holdings Ltd. (Singapore)	993,610

	Apparel Retail 1.7%
1,345,000	Boshiwa International Holding Ltd.* (Hong Kong)	882,245
60,000	Cia. Hering (Brazil)	1,106,637
1,572,420	IT Ltd. (Hong Kong)	1,067,823

		3,056,705

	Apparel, Accessories & Luxury Goods 3.2%
235,108	China Lilang Ltd. (China)	311,459
18,454	Gerry Weber International AG (Germany)	1,076,116
53,219	LG Fashion Corp. (Korea)	1,436,057
346,356	Ports Design Ltd. (China)	799,175
121,025	Ted Baker plc (United Kingdom)	1,286,599
1,275,826	Xtep International Holdings Ltd. (China)	864,767

		5,774,173

	Asset Management & Custody Banks 2.0%
30,754	CETIP S.A. (Brazil)	510,503
78,508,927	CST Mining Group Ltd.* (Hong Kong)	2,241,655
81,321	Tata Investment Corp. Ltd. (India)	928,640

		3,680,798

	Auto Parts & Equipment 1.3%
479,314	Minth Group Ltd. (China)	801,420
2,500,000	Norstar Founders Group Ltd.* *** (Hong Kong)	33,022
69,407	WABCO-TVS India Ltd. (India)	1,568,837

		2,403,279

	Automobile Manufacturers 0.1%
54,269	Ghabbour Auto (Egypt)	240,771

	Biotechnology 2.5%
56,441	3SBio, Inc. ADR* (China)	975,865
141,010	Abcam plc (United Kingdom)	854,984
200,000	Apex Biotechnology Corp. (Taiwan)	444,799
10,051	Seegene, Inc.* (Korea)	348,182
5,020,033	Sino Biopharmaceutical Ltd. (China)	1,872,412

		4,496,242

	Catalog Retail 1.1%
17,465	Hyundai Home Shopping Network Corp.* (Korea)	1,934,452

	Coal & Consumable Fuels 0.6%
1,100,000	PT Harum Energy Tbk* (Indonesia)	1,130,634

	Commodity Chemicals 0.9%
426,192	Berger Paints India Ltd. (India)	860,125
48,810	Tokai Carbon Korea Co. Ltd. (Korea)	814,279

		1,674,404

Shares		Value

	Computer Hardware 0.4%
250,915	Advantech Co. Ltd. (Taiwan)	$776,470

	Computer Storage & Peripherals 0.5%
799	Wacom Co. Ltd. (Japan)	979,606

	Construction & Engineering 2.7%
115,639	Ausenco Ltd. (Australia)	401,647
3,373,450	Drake & Scull International (United Arab Emirates)	991,989
146,447	Heerim Architects & Planners (Korea)	1,044,000
61,503	Lycopodium Ltd. (Australia)	436,799
7,360	Outotec Oyj (Finland)	443,611
177,184	Raubex Group Ltd. (South Africa)	477,920
1,377,000	Rotary Engineering Ltd. (Singapore)	1,037,967

		4,833,933

	Construction & Farm Machinery & Heavy Trucks 0.7%
650,000	International Mining Machinery Holdings Ltd.* (China)	570,157
68,308	VST Tillers Tractors Ltd. (India)	677,030

		1,247,187

	Consumer Finance 0.5%
502,400	Banco Compartamos S.A.B. de C.V.* (Mexico)	905,355

	Data Processing & Outsourced Services 3.1%
1,173	SBI VeriTrans Co. Ltd. (Japan)	664,629
279,815	Wirecard AG (Germany)	5,029,013

		5,693,642

	Diversified Banks 0.5%
100,000	Federal Bank Ltd. (India)	940,688

	Diversified Metals & Mining 0.3%
480,000	Metorex Ltd.* (South Africa)	459,001

	Education Services 0.5%
811,172	Advtech Ltd. (South Africa)	647,403
383,598	Masterskill Education Group Berhad (Malaysia)	243,173
1,040,150	Oriental Century Ltd.* *** (China)	8,253

		898,829

	Electrical Components & Equipment 0.9%
37,170	Harbin Electric, Inc.*	769,047
785,532	Wasion Group Holdings Ltd. (China)	422,315
101,852	Zhuzhou CSR Times Electric Co. Ltd., Series H (China)	387,756

		1,579,118

	Electronic Equipment & Instruments 0.8%
912,000	Test Research, Inc. (Taiwan)	1,497,954

	Environmental & Facilities Services 1.0%
24,600	Daiseki Co. Ltd. (Japan)	481,620
383,000	RPS Group plc (United Kingdom)	1,316,962

		1,798,582

	Food Retail 0.9%
1,595,676	BreadTalk Group Ltd. (Singapore)	835,631
26,695	Daikokutenbussan Co. Ltd. (Japan)	858,939

		1,694,570

MARCH 31, 2011 (UNAUDITED)

Shares		Value

	Footwear 0.9%
616,979	Anta Sports Products Ltd. (China)	$958,593
851,423	Daphne International Holdings Ltd. (China)	643,901

		1,602,494

	Gold 0.9%
127,704	Koza Altin Isletmeleri AS (Turkey)	1,675,200

	Health Care Equipment 1.4%
12,674	Audika S.A. (France)	368,812
27,851	DiaSorin S.p.A. (Italy)	1,228,152
30,602	Immunodiagnostic Systems Holdings plc (United Kingdom)	408,502
835,136	LMA International N.V.* (Singapore)	212,048
10,582	Stratec Biomedical Systems AG (Germany)	423,805

		2,641,319

	Health Care Facilities 0.6%
167,957	CVS Group plc* (United Kingdom)	278,229
469,385	Raffles Medical Group Ltd. (Singapore)	834,263

		1,112,492

	Health Care Services 0.4%
50,134	Fleury S.A. (Brazil)	747,441

	Health Care Supplies 0.6%
19,706	Sartorius Stedim Biotech (France)	1,155,002

	Homefurnishing Retail 0.3%
51,205	Lewis Group Ltd. (South Africa)	563,815

	Human Resource & Employment Services 0.4%
111,139	Sthree plc (United Kingdom)	731,602

	Industrial Machinery 3.0%
4,123	Burckhardt Compression Holding AG (Switzerland)	1,301,586
1,692,759	China Automation Group Ltd. (China)	1,315,009
134,855	Hy-Lok Corp. (Korea)	1,954,687
63,026	SKF India Ltd. (India)	816,745

		5,388,027

	Internet Retail 0.6%
5,823	ASOS plc* (United Kingdom)	159,956
21,652	Start Today Co. Ltd. (Japan)	335,939
110,677	Webjet Ltd. (Australia)	223,762
20,543	Yoox S.p.A.* (Italy)	285,917

		1,005,574

	Internet Software & Services 2.0%
31,175	Daum Communications Corp.* (Korea)	2,785,131
17,667	LeGuide.com* (France)	734,655
290,500	Vendtek Systems, Inc.* (Canada)	173,818

		3,693,604

	Investment Banking & Brokerage 0.2%
190	GCA Savvian Group Corp. (Japan)	315,407

	IT Consulting & Other Services 3.3%
25,599	Alten Ltd. (France)	967,426
1,070,338	CSE Global Ltd. (Singapore)	1,070,083
1,297,556	CSG Ltd. (Australia)	1,883,429
104,833	Glodyne Technoserve Ltd. (India)	999,081
194,942	HiQ International AB* (Sweden)	1,179,328

		6,099,347

Shares		Value

	Life Sciences Tools & Services 2.8%
62,640	CMIC Co. Ltd. (Japan)	$1,048,153
1,122	EPS Co. Ltd. (Japan)	2,633,555
21,965	ICON plc ADR* (Ireland)	474,224
63,720	LINICAL Co. Ltd. (Japan)	255,034
56,114	ShangPharma Corp. ADR* (China)	679,541

		5,090,507

	Oil & Gas Equipment & Services 0.5%
792,613	Anhui Tianda Oil Pipe Co. Ltd., Class H (China)	256,896
45,148	Pason Systems, Inc. (Canada)	733,565

		990,461

	Oil & Gas Exploration & Production 6.5%
511,366	Afren plc* (United Kingdom)	1,339,737
32,000	Exillon Energy plc* (United Arab Emirates)	211,009
116,776	Gran Tierra Energy, Inc.* (Canada)	942,382
156,306	Pan Orient Energy Corp.* (Canada)	1,111,001
2,453,638	Petroamerica Oil Corp.* (Canada)	658,117
24,111	Petrominerales Ltd. (Colombia)	913,848
1,397,446	PetroNeft Resources plc* (United Kingdom)	1,236,131
27,175	Premier Oil plc* (United Kingdom)	871,488
131,614	Selan Exploration Technology Ltd. (India)	982,789
100,000	Transglobe Energy Corp.* (Canada)	1,518,543
76,581	Westfire Energy Ltd.* (Canada)	692,851
115,819	Zhaikmunai L.P. GDR* (Kazakhstan)	1,430,365

		11,908,261

	Oil & Gas Storage & Transportation 0.3%
866,760	Circle Oil plc* (Ireland)	508,813

	Packaged Foods & Meats 0.5%
1,721,521	Agthia Group PJSC (United Arab Emirates)	960,893

	Personal Products 0.7%
77,852	Atrium Innovations, Inc.* (Canada)	1,327,584

	Pharmaceuticals 2.8%
233,000	Biostar Pharmaceuticals, Inc.* (China)	500,950
170,825	China Nuokang Bio-Pharmaceutical, Inc. ADR* (China)	785,795
562,903	China Shineway Pharmaceutical Group Ltd. (China)	1,350,958
28,736	Daewoong Pharmaceutical Co. Ltd. (Korea)	1,165,734
385,800	Genomma Lab Internacional S.A.B. de C.V., Class B* (Mexico)	872,693
21,233	Medy-Tox, Inc.* (Korea)	462,618

		5,138,748

	Precious Metals & Minerals 0.2%
300,000	Anooraq Resources Corp.* (Canada)	354,715

	Property & Casualty Insurance 0.9%
868,715	Beazley plc (United Kingdom)	1,721,293

	Real Estate Development 0.2%
658,877	SPG Land Holdings Ltd. (China)	309,310

	Real Estate Services 1.0%
224,600	China Real Estate Information Corp., ADR* (China)	1,754,126

	Regional Banks 0.7%
42,577	Canadian Western Bank (Canada)	1,368,209

WASATCH INTERNATIONAL OPPORTUNITIES FUND (WAIOX) — Schedule of Investments (continued)

Shares		Value

	Research & Consulting Services 0.6%
7,000	Bertrandt AG (Germany)	$472,217
41,655	eClerx Services Ltd. (India)	602,477

		1,074,694

	Restaurants 1.5%
581,950	FU JI Food & Catering Services Holdings Ltd.* *** (China)	749
1,115,444	KFC Holdings Malaysia Berhad (Malaysia)	1,344,241
17,541	Shinsegae Food Co. Ltd. (Korea)	1,370,403

		2,715,393

	Semiconductor Equipment 1.8%
55,000	BCD Semiconductor Manufacturing Ltd. ADR* (China)	476,850
24,260	Camtek Ltd.* (Israel)	96,473
65,345	Koh Young Technology, Inc.* (Korea)	1,638,167
59,965	Suss Microtec AG* (Germany)	1,014,709

		3,226,199

	Semiconductors 4.3%
81,192	Hana Micron, Inc.* (Korea)	1,080,636
59,075	Kontron AG (Germany)	734,949
130,708	Melexis N.V. (Belgium)	2,335,245
23,623	Melfas, Inc.* (Korea)	968,006
171,540	O2Micro International Ltd. ADR* ‡ (China)	1,303,704
635,358	Sporton International, Inc. (Taiwan)	1,423,838

		7,846,378

	Specialized Finance 0.8%
84,107	JSE Ltd. (South Africa)	870,158
32,625	Oslo Bors VPS Holding ASA (Norway)	502,410

		1,372,568

	Specialty Chemicals 1.7%
22,078	C. Uyemura & Co. Ltd. (Japan)	1,050,003
1,932,460	EcoGreen Fine Chemical Group Ltd. (Hong Kong)	646,220
38,194	TechnoSemiChem Co. Ltd. (Korea)	1,347,470

		3,043,693

	Specialty Stores 0.5%
102,623	easyhome Ltd. (Canada)	889,290

	Steel 1.4%
83,255	Ferrexpo plc (United Kingdom)	578,443
127,344	MOIL Ltd. (India)	1,130,805
323,072	Ratnamani Metals & Tubes Ltd. (India)	920,786

		2,630,034

	Systems Software 1.7%
390,839	GuestLogix, Inc.* (Canada)	395,133
6,193	Simplex Holdings, Inc. (Japan)	2,642,944

		3,038,077

	Textiles 0.8%
1,251,056	S. Kumars Nationwide Ltd.* (India)	1,537,344

	Thrifts & Mortgage Finance 1.6%
247,504	Dewan Housing Finance Corp. Ltd. (India)	1,481,861
23,629	Home Capital Group, Inc. (Canada)	1,387,245

		2,869,106

	Tires & Rubber 0.6%
171,443	Goodyear India Ltd. (India)	1,018,778

Shares		Value

	Trading Companies & Distributors 3.1%
117,123	iMarketKorea, Inc.* (Korea)	$2,850,799
33,727	Indutrade AB (Sweden)	1,111,220
42,785	MonotaRO Co. Ltd. (Japan)	503,414
19,730	Richelieu Hardware Ltd. (Canada)	610,615
2,997	Thermador Groupe (France)	550,771

		5,626,819

	Trucking 2.8%
261,666	Tegma Gestao Logistica (Brazil)	4,090,970
56,323	Trancom Co. Ltd. (Japan)	962,142

		5,053,112

	Total Common Stocks (cost $123,432,590)	155,900,583

	PREFERRED STOCKS 0.6%

	Regional Banks 0.6%
145,910	Banco Daycoval S.A. Pfd. (Brazil)	1,094,404

	Total Preferred Stocks (cost $488,777)	1,094,404

Principal Amount		Value

	SHORT-TERM INVESTMENTS 14.5%

	Repurchase Agreement 14.5%
$26,448,788	Repurchase Agreement dated 3/31/11, 0.01% due 4/1/11 with State Street Bank and Trust Co. collateralized by $26,695,000 of United States Treasury Bonds 4.50% due 8/15/39; value: $26,977,981; repurchase proceeds: $26,448,796‡ (cost $26,448,788)	$26,448,788

	Total Short-Term Investments (cost $26,448,788)	26,448,788

	Total Investments (cost $150,370,155) 100.6%	183,443,775

	Liabilities less Other Assets (0.6%)	(1,060,545)

	NET ASSETS 100.0%	$182,383,230

*Non-income producing.

***Security was fair valued under procedures adopted by the Board of Trustees (see Note 15).

‡All or a portion of this security has been designated as collateral for forward foreign currency exchange contracts (see Note 4).

ADR American Depositary Receipt.

GDR Global Depositary Receipt.

See Notes to Financial Statements.

MARCH 31, 2011 (UNAUDITED)

Contracts		Net Unrealized Appreciation

	FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS LONG 0.0%

407,665,000 JPY	USD, State Street Bank and Trust Co., settlement date 4/05/11, (cost $4,917,551 value $4,914,587)	$(2,964)

80,885,000 JPY	USD, State Street Bank and Trust Co., settlement date 4/22/11, (cost $964,064 value $975,200)	11,136

	Total Forward Foreign Currency Exchange Contracts Long (cost $5,881,615 value $5,889,788)	8,172

	FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS SHORT 0.1%

80,885,000 JPY	USD, State Street Bank and Trust Co., settlement date 1/24/11, (cost $1,000,000 value $975,200)	$24,800

407,665,000 JPY	USD, State Street Bank and Trust Co., settlement date 4/05/11, (cost $5,000,000 value $4,914,614)	85,386

	Total Forward Foreign Currency Exchange Contracts Short (cost $6,000,000 value $5,889,814)	110,186

At March 31, 2011, Wasatch International Opportunities Fund’s investments, excluding short-term investments and forward foreign currency exchange contracts, were in the following countries:

Country	%
Australia	1.9
Belgium	1.5
Brazil	4.8
Canada	7.9
China	11.0
Colombia	0.6
Egypt	0.2
Finland	0.3
France	3.2
Germany	5.6
Hong Kong	3.1
India	9.6
Indonesia	0.7
Ireland	0.6
Israel	0.1
Italy	1.0
Japan	8.1
Kazakhstan	0.9
Korea	13.5
Malaysia	1.0
Mexico	1.1
Norway	0.3
Singapore	4.1
South Africa	1.9
Sweden	1.5
Switzerland	0.8
Taiwan	2.6
Turkey	1.1
United Arab Emirates	3.6
United Kingdom	6.9
United States	0.5

TOTAL	100.0%

WASATCH LARGE CAP VALUE FUND (FMIEX) — Schedule of Investments (formerly Wasatch-1st Source Income Equity Fund)

Shares		Value

	COMMON STOCKS 98.3%

	Advertising 1.1%
415,150	Omnicom Group, Inc.	$20,367,259

	Aerospace & Defense 3.4%
207,100	L-3 Communications Holdings, Inc.	16,218,001
523,245	Raytheon Co.	26,617,473
300,500	Rockwell Collins, Inc.	19,481,415

		62,316,889

	Agricultural Products 1.6%
845,000	Archer Daniels Midland Co.	30,428,450

	Aluminum 1.3%
1,361,130	Alcoa, Inc.	24,023,945

	Asset Management & Custody Banks 2.8%
80,340	BlackRock, Inc.	16,149,144
399,019	Federated Investors, Inc., Class B	10,673,758
495,000	Northern Trust Corp.	25,121,250

		51,944,152

	Auto Parts & Equipment 1.2%
533,460	Johnson Controls, Inc.	22,175,932

	Coal & Consumable Fuels 0.8%
487,350	Cameco Corp. (Canada)	14,639,994

	Communications Equipment 1.7%
452,690	Harris Corp.	22,453,424
1,118,000	Nokia Oyj ADR (Finland)	9,514,180

		31,967,604

	Computer & Electronics Retail 1.0%
618,605	Best Buy Co., Inc.	17,766,336

	Computer Hardware 1.3%
598,000	Hewlett-Packard Co.	24,500,060

	Construction & Engineering 1.3%
322,200	Fluor Corp.	23,733,252

	Construction & Farm Machinery & Heavy Trucks 1.3%
250,000	Deere & Co.	24,222,500

	Data Processing & Outsourced Services 1.4%
528,000	Computer Sciences Corp.	25,729,440

	Diversified Chemicals 1.0%
340,925	E.I. du Pont de Nemours and Co.	18,740,647

	Diversified Metals & Mining 0.6%
435,000	Anglo American plc ADR (United Kingdom)	11,231,700

	Drug Retail 1.5%
385,250	CVS Caremark Corp.	13,221,780
379,060	Walgreen Co.	15,215,468

		28,437,248

	Electric Utilities 2.0%
973,000	Duke Energy Corp.	17,659,950
350,000	NextEra Energy, Inc.	19,292,000

		36,951,950

	Electrical Components & Equipment 1.4%
440,000	Emerson Electric Co.	25,709,200

Shares		Value

	Electronic Components 1.0%
857,300	Corning, Inc.	$17,686,099

	Environmental & Facilities Services 0.4%
192,000	Waste Management, Inc.	7,169,280

	Fertilizers & Agricultural Chemicals 1.0%
277,000	Syngenta AG ADR (Switzerland)	18,052,090

	Food Distributors 1.3%
841,440	Sysco Corp.	23,307,888

	Gold 1.3%
453,520	Barrick Gold Corp. (Canada)	23,542,223

	Health Care Distributors 1.4%
326,000	McKesson Corp.	25,770,300

	Health Care Equipment 3.1%
196,000	C. R. Bard, Inc.	19,464,760
480,205	Medtronic, Inc.	18,896,067
325,000	Zimmer Holdings, Inc.*	19,672,250

		58,033,077

	Home Improvement Retail 1.4%
686,000	Home Depot, Inc. (The)	25,423,160

	Household Products 1.2%
330,000	Kimberly-Clark Corp.	21,539,100

	Hypermarkets & Super Centers 1.2%
423,050	Wal-Mart Stores, Inc.	22,019,753

	Industrial Machinery 1.7%
340,000	Parker Hannifin Corp.	32,191,200

	Insurance Brokers 1.3%
811,290	Marsh & McLennan Cos., Inc.	24,184,555

	Integrated Oil & Gas 8.5%
308,000	Chevron Corp.	33,088,440
502,000	ConocoPhillips	40,089,720
467,000	Exxon Mobil Corp.	39,288,710
835,895	Marathon Oil Corp.	44,561,562

		157,028,432

	Integrated Telecommunication Services 3.3%
951,200	AT&T, Inc.	29,106,720
833,000	Verizon Communications, Inc.	32,103,820

		61,210,540

	Investment Banking & Brokerage 1.0%
116,485	Goldman Sachs Group, Inc. (The)	18,459,378

	Life & Health Insurance 2.3%
734,000	MetLife, Inc.	32,831,820
370,000	Unum Group	9,712,500

		42,544,320

	Multi-Line Insurance 2.1%
366,000	Genworth Financial, Inc., Class A*	4,926,360
773,370	Loews Corp.	33,324,513

		38,250,873

	Oil & Gas Drilling 3.1%
572,400	Ensco plc ADR (United Kingdom)	33,107,616
304,540	Transocean Ltd.* (Switzerland)	23,738,893

		56,846,509

MARCH 31, 2011 (UNAUDITED)

Shares		Value

	Oil & Gas Equipment & Services 2.1%
211,000	National Oilwell Varco, Inc.	$16,725,970
239,000	Schlumberger Ltd.	22,289,140

		39,015,110

	Oil & Gas Exploration & Production 2.3%
270,000	Anadarko Petroleum Corp.	22,118,400
401,590	Ultra Petroleum Corp.*	19,778,307

		41,896,707

	Oil & Gas Storage & Transportation 3.2%
900,000	Spectra Energy Corp.	24,462,000
1,130,000	Williams Cos., Inc. (The)	35,233,400

		59,695,400

	Other Diversified Financial Services 3.5%
1,989,500	Bank of America Corp.	26,520,035
841,000	JPMorgan Chase & Co.	38,770,100

		65,290,135

	Packaged Foods & Meats 1.1%
423,575	HJ Heinz Co.	20,678,932

	Personal Products 1.0%
702,325	Avon Products, Inc.	18,990,868

	Pharmaceuticals 5.4%
519,000	Abbott Laboratories	25,456,950
390,000	Johnson & Johnson	23,107,500
792,000	Merck & Co., Inc.	26,143,920
1,214,000	Pfizer, Inc.	24,656,340

		99,364,710

	Property & Casualty Insurance 3.0%
737,860	Allstate Corp. (The)	23,449,191
538,000	Travelers Cos., Inc. (The)	32,000,240

		55,449,431

	Railroads 0.5%
143,000	Norfolk Southern Corp.	9,905,610

	Regional Banks 1.5%
435,000	PNC Financial Services Group, Inc.	27,400,650

	Semiconductors 2.8%
1,392,385	Intel Corp.	28,084,405
663,630	Texas Instruments, Inc.	22,935,053

		51,019,458

	Soft Drinks 1.0%
300,000	PepsiCo, Inc.	19,323,000

	Specialized Finance 0.9%
495,000	NYSE Euronext	17,409,150

	Steel 1.2%
472,090	Nucor Corp.	21,725,582

	Systems Software 2.5%
955,300	Microsoft Corp.	24,226,408
1,206,440	Symantec Corp.*	22,367,398

		46,593,806

	Technology Distributors 1.4%
780,000	Avnet, Inc.*	26,590,200

	Water Utilities 1.1%
708,085	American Water Works Co., Inc.	19,861,784

Shares		Value

	Wireless Telecommunication Services 0.5%
2,060,000	Sprint Nextel Corp.*	$9,558,400

	Total Common Stocks (cost $1,436,224,251)	1,817,914,268

Principal Amount		Value

	SHORT-TERM INVESTMENTS 1.7%

	Repurchase Agreement 1.7%
$31,210,844	Repurchase Agreement dated 3/31/11, 0.01% due 4/1/11 with State Street Bank and Trust Co. collateralized by $31,505,000 of United States Treasury Bonds 4.50% due 8/15/39; value: $31,838,970; repurchase proceeds: $31,210,853 (cost $31,210,844)	$31,210,844

	Total Short-Term Investments (cost $31,210,844)	31,210,844

	Total Investments (cost $1,467,435,095) 100.0%	1,849,125,112

	Liabilities less Other Assets (<0.1%)	(177,672)

	NET ASSETS 100.0%	$1,848,947,440

	*Non-income producing. ADR American Depositary Receipt. See Notes to Financial Statements.

At March 31, 2011, Wasatch Large Cap Value Fund’s investments, excluding short-term investments, were in the following countries:

Country	%
Canada	2.1
Finland	0.5
Switzerland	2.3
United Kingdom	2.4
United States	92.7

TOTAL	100.0%

WASATCH LONG/SHORT FUND (FMLSX) — Schedule of Investments (formerly Wasatch-1st Source Long/Short Fund)

Shares		Value

	COMMON STOCKS 82.3%

	Agricultural Products 1.7%
270,000	Archer Daniels Midland Co.	$9,722,700

	Apparel Retail 1.9%
750,000	Chico’s FAS, Inc.‡	11,175,000

	Apparel, Accessories & Luxury Goods 1.5%
300,000	Carter’s, Inc.* ‡	8,589,000

	Automotive Retail 0.9%
400,000	Pep Boys — Manny, Moe, & Jack (The)‡	5,084,000

	Coal & Consumable Fuels 2.3%
250,000	CONSOL Energy, Inc.‡	13,407,500

	Communications Equipment 5.8%
750,000	Blue Coat Systems, Inc.* ‡	21,120,000
800,000	Brocade Communications Systems, Inc.* ‡	4,920,000
450,000	Cisco Systems, Inc.* ‡	7,717,500

		33,757,500

	Computer & Electronics Retail 2.5%
500,000	Best Buy Co., Inc.‡	14,360,000

	Computer Hardware 3.1%
850,000	Silicon Graphics International Corp.* ‡	18,190,000

	Computer Storage & Peripherals 0.5%
200,000	Electronics for Imaging, Inc.* ‡	2,942,000

	Data Processing & Outsourced Services 5.4%
1,150,000	Convergys Corp.* ‡	16,514,000
200,000	Visa, Inc., Class A	14,724,000

		31,238,000

	Diversified Support Services 2.7%
500,000	Iron Mountain, Inc.‡	15,615,000

	Environmental & Facilities Services 1.6%
200,000	Republic Services, Inc.‡	6,008,000
90,000	Waste Management, Inc.‡	3,360,600

		9,368,600

	Fertilizers & Agricultural Chemicals 1.4%
110,000	Monsanto Co.‡	7,948,600

	Footwear 0.7%
199,329	Skechers U.S.A., Inc., Class A* ‡	4,094,218

	Gold 4.0%
310,000	Newmont Mining Corp.‡	16,919,800
500,000	Yamana Gold, Inc. (Canada)	6,155,000

		23,074,800

	Health Care Equipment 4.0%
200,000	Medtronic, Inc.‡	7,870,000
155,000	NuVasive, Inc.* ‡	3,924,600
1,150,000	Symmetry Medical, Inc.* ‡	11,270,000

		23,064,600

	Health Care Services 1.9%
562,000	MedQuist Holdings, Inc.* ‡	5,856,040
170,000	Omnicare, Inc.‡	5,098,300

		10,954,340

	Health Care Technology 0.9%
320,000	Emdeon, Inc., Class A* ‡	5,155,200

Shares		Value

	Heavy Electrical Equipment 2.1%
290,000	General Cable Corp.* ‡	$12,557,000

	Home Entertainment Software 1.0%
300,000	Electronic Arts, Inc.* ‡	5,859,000

	Hypermarkets & Super Centers 3.1%
350,000	Wal-Mart Stores, Inc.‡	18,217,500

	Integrated Oil & Gas 1.6%
120,000	ConocoPhillips‡	9,583,200

	IT Consulting & Other Services 1.6%
550,500	Saic, Inc.* ‡	9,314,460

	Life & Health Insurance 2.5%
550,000	Unum Group‡	14,437,500

	Multi-Line Insurance 4.6%
625,000	Loews Corp.‡	26,931,250

	Oil & Gas Drilling 4.1%
125,000	Ensco plc ADR‡ (United Kingdom)	7,230,000
350,000	Noble Corp.* ‡	15,967,000
10,000	Transocean Ltd.* ‡ (Switzerland)	779,500

		23,976,500

	Oil & Gas Exploration & Production 6.0%
250,000	Devon Energy Corp.‡	22,942,500
210,000	Range Resources Corp.‡	12,276,600

		35,219,100

	Property & Casualty Insurance 6.2%
350,000	Allstate Corp. (The)‡	11,123,000
850,000	CNA Financial Corp.‡	25,117,500

		36,240,500

	Semiconductors 1.7%
500,000	Intel Corp.‡	10,085,000

	Steel 2.9%
251,300	Nucor Corp.‡	11,564,826
300,000	Steel Dynamics, Inc.‡	5,631,000

		17,195,826

	Systems Software 2.1%
350,000	Microsoft Corp.‡	8,876,000
100,000	Oracle Corp.‡	3,337,000

		12,213,000

	Total Common Stocks (cost $415,836,689)	479,570,894

	PREFERRED STOCKS 1.0%

	Cable & Satellite 0.3%
75,000	Comcast Corp., 7.00%, Series B Pfd.	1,919,250

	Specialized REITs 0.7%
75,000	Public Storage, 6.625%, Series M Pfd.§§§	1,890,750
75,000	Public Storage, 7.25%, Series K Pfd.§§§	1,913,250

		3,804,000

	Total Preferred Stocks (cost $4,672,590)	5,723,250

MARCH 31, 2011 (UNAUDITED)

Principal Amount		Value

	SHORT-TERM INVESTMENTS 19.3%

	Repurchase Agreement 19.3%
$112,755,949	Repurchase Agreement dated 3/31/11, 0.01% due 4/1/11 with State Street Bank and Trust Co. collateralized by $113,805,000 of United States Treasury Bonds 4.50% due 8/15/39; value: $115,011,393; repurchase proceeds: $112,755,980‡ (cost $112,755,949)	$112,755,949

	Total Short-Term Investments (cost $112,755,949)	112,755,949

	Total Investments (cost $533,265,228) 102.6%	598,050,093

	Liabilities less Other Assets (2.6%)	(15,189,717)

	NET ASSETS 100.0%	$582,860,376

Number of Contracts		Value

	CALL OPTIONS WRITTEN 1.4%

	Automotive Retail 0.0%
119	Pep Boys — Manny, Moe, & Jack (The), expiring 7/16/11, exercise price $15	$4,165

	Coal & Consumable Fuels 0.1%
2,200	CONSOL Energy, Inc., expiring 5/21/11, exercise price $55	583,000

	Communications Equipment 0.1%
2,000	Blue Coat Systems, Inc., expiring 5/21/11, exercise price $28	350,000
500	Blue Coat Systems, Inc., expiring 4/16/11, exercise price $29	22,500
2,000	Cisco Systems, Inc., expiring 4/16/11, exercise price $22	2,000

		374,500

	Computer Hardware 0.1%
2,000	Silicon Graphics International Corp., expiring 6/18/11, exercise price $20	680,000

	Diversified Support Services 0.0%
700	Iron Mountain, Inc., expiring 4/16/11, exercise price $27.50	273,000

	Fertilizers & Agricultural Chemicals 0.0%
1,000	Monsanto Co., expiring 4/16/11, exercise price $75	65,000

	Heavy Electrical Equipment 0.4%
1,000	General Cable Corp., expiring 5/21/11, exercise price $33	1,060,000
500	General Cable Corp., expiring 5/21/11, exercise price $35	440,000
527	General Cable Corp., expiring 5/21/11, exercise price $40	242,420
873	General Cable Corp., expiring 8/20/11, exercise price $43	384,120

		2,126,540

	Integrated Oil & Gas 0.1%
1,200	ConocoPhillips, expiring 8/20/11, exercise price $80	564,000

Number of Contracts		Value

	Oil & Gas Drilling 0.3%
1,250	Ensco plc ADR (United Kingdom), expiring 4/16/11, exercise price $55	$575,000
3,000	Noble Corp., expiring 6/18/11, exercise price $45	1,017,000
100	Transocean Ltd. (Switzerland), expiring 5/21/11, exercise price $70	104,500

		1,696,500

	Oil & Gas Exploration & Production 0.1%
1,500	Devon Energy Corp., expiring 4/16/11, exercise price $90	480,000
1,000	Devon Energy Corp., expiring 5/21/11, exercise price $95	242,000

		722,000

	Steel 0.2%
513	Nucor Corp., expiring 4/16/11, exercise price $44	121,581
1,000	Nucor Corp., expiring 7/16/11, exercise price $46	274,000
1,000	Nucor Corp., expiring 7/16/11, exercise price $50	109,000
3,000	Steel Dynamics, Inc., expiring 5/21/11, exercise price $18	450,000

		954,581

	Total Call Options Written (premium $7,228,515)	8,043,286

Shares		Value

	SECURITIES SOLD SHORT 19.5%

	Aerospace & Defense 1.0%
40,000	Precision Castparts Corp.	$5,887,200

	Communications Equipment 1.1%
150,000	Juniper Networks, Inc.*	6,268,605

	Diversified Chemicals 1.2%
185,000	Dow Chemical Co. (The)	6,983,750

	Health Care Supplies 1.1%
325,000	Align Technology, Inc.*	6,656,000

	Homebuilding 1.2%
400,000	Lennar Corp., Class A	7,248,000

	Household Products 1.1%
100,000	Procter & Gamble Co. (The)	6,160,000

	Office REITs 0.9%
90,000	Digital Realty Trust, Inc.	5,232,600

	Packaged Foods & Meats 4.3%
200,000	General Mills, Inc.	7,310,000
100,000	Hershey Co. (The)	5,435,000
100,000	Kellogg Co.	5,398,000
225,000	Kraft Foods, Inc., Class A	7,056,000

		25,199,000

	Restaurants 2.0%
123,787	Cracker Barrel Old Country Store, Inc.	6,082,893
125,000	PF Chang’s China Bistro, Inc.	5,773,750

		11,856,643

WASATCH LONG/SHORT FUND (FMLSX) — Schedule of Investments (formerly Wasatch-1st Source Long/Short Fund) (continued)	MARCH 31, 2011 (UNAUDITED)

Shares		Value

	Retail REITs 4.6%
100,000	Federal Realty Investment Trust	$8,156,000
250,000	Regency Centers Corp.	10,870,000
70,000	Simon Property Group, Inc.	7,501,200

		26,527,200

	Systems Software 1.0%
125,000	Red Hat, Inc.*	5,673,750

	Total Securities Sold Short (proceeds $109,352,627)	113,692,748

*Non-income producing.

‡All or a portion of this security has been designated as collateral for call options written and short sales (see Notes 7, 4 and 3, respectively).

§§§Perpetual Maturity. Callable any time after first call date. Maturity date is next call date.

ADR American Depositary Receipt.

REIT Real Estate Investment Trust.

See Notes to Financial Statements.

At March 31, 2011, Wasatch Long/Short Fund’s investments, excluding short-term investments, options written and securities sold short, were in the following countries:

Country	%
Canada	1.3
Switzerland	0.2
United Kingdom	1.5
United States	97.0

TOTAL	100.0%

WASATCH MICRO CAP FUND (WMICX) — Schedule of Investments	MARCH 31, 2011 (UNAUDITED)

Shares		Value

	COMMON STOCKS 94.7%

	Advertising 0.9%
162,155	ReachLocal, Inc.*	$3,243,100

	Air Freight & Logistics 1.1%
2,468,075	Goodpack Ltd. (Singapore)	3,799,147

	Apparel Retail 0.6%
75,400	Zumiez, Inc.*	1,992,822

	Apparel, Accessories & Luxury Goods 1.1%
694,590	Ports Design Ltd. (China)	1,602,684
126,927	Volcom, Inc.	2,351,957

		3,954,641

	Application Software 7.2%
352,302	Convio, Inc.*	4,090,226
219,273	Interactive Intelligence, Inc.*	8,488,058
60,422	RealPage, Inc.*	1,675,502
154,645	Tyler Technologies, Inc.*	3,666,633
72,460	Ultimate Software Group, Inc.*	4,257,025
88,450	VanceInfo Technologies, Inc. ADR* (China)	2,778,215

		24,955,659

	Asset Management & Custody Banks 3.3%
67,466	Diamond Hill Investment Group, Inc.	5,397,280
41,587	Virtus Investment Partners, Inc.*	2,450,306
84,097	Westwood Holdings Group, Inc.	3,384,904

		11,232,490

	Automotive Retail 1.3%
131,470	Monro Muffler Brake, Inc.	4,335,881

	Biotechnology 3.1%
221,095	3SBio, Inc. ADR* (China)	3,822,733
614,227	Abcam plc (United Kingdom)	3,724,234
258,770	Exact Sciences Corp.*	1,904,547
295,586	NeurogesX, Inc.*	1,197,123

		10,648,637

	Computer Storage & Peripherals 1.2%
333,265	Intevac, Inc.*	4,142,484

	Construction & Engineering 0.3%
100,360	Orion Marine Group, Inc. *	1,077,866

	Consumer Finance 2.4%
402,931	Dollar Financial Corp.*	8,360,818

	Data Processing & Outsourced Services 1.4%
266,630	Wirecard AG (Germany)	4,792,044

	Diversified Banks 0.6%
167,403	Encore Bancshares, Inc.*	2,032,272

	Diversified Support Services 1.5%
277,755	STR Holdings, Inc.*	5,327,341

	Electronic Manufacturing Services 1.4%
82,675	IPG Photonics Corp.*	4,768,694

	Environmental & Facilities Services 1.0%
246,550	Heritage-Crystal Clean, Inc.*	3,513,338

	General Merchandise Stores 1.8%
346,794	Gordmans Stores, Inc.*	6,148,658

	Health Care Distributors 1.3%
57,666	MWI Veterinary Supply, Inc.*	4,652,493

Shares		Value

	Health Care Equipment 6.7%
163,286	Abaxis, Inc.*	$4,709,168
371,183	AtriCure, Inc.*	4,224,063
476,001	Cardica, Inc.*	1,694,564
341,000	Cardica, Inc. PIPE* *** †	1,213,960
161,766	Cardiovascular Systems, Inc.*	1,751,926
14,145,735	LMA International N.V. (Singapore)	3,591,712
92,795	NuVasive, Inc.*	2,349,569
192,405	Synovis Life Technologies, Inc.*	3,690,328

		23,225,290

	Health Care Facilities 0.4%
53,826	AmSurg Corp.*	1,369,333

	Health Care Services 5.6%
154,347	Bio-Reference Laboratories, Inc.*	3,463,547
169,807	CorVel Corp.*	9,030,336
129,790	Healthways, Inc.*	1,994,872
108,855	IPC The Hospitalist Co., Inc.*	4,943,106

		19,431,861

	Health Care Technology 2.5%
109,110	Computer Programs and Systems, Inc.	7,013,591
257,101	RaySearch Laboratories AB (Sweden)	1,445,144

		8,458,735

	Human Resource & Employment Services 0.9%
216,181	CTPartners Executive Search Inc.*	3,058,961

	Industrial Machinery 0.6%
250,000	AIA Engineering Ltd. (India)	1,934,073

	Internet Software & Services 6.9%
50,125	Constant Contact, Inc.*	1,749,362
247,530	DealerTrack Holdings, Inc.*	5,683,289
240,229	Envestnet, Inc.*	3,228,678
304,125	LoopNet, Inc.*	4,303,369
233,940	SciQuest, Inc.*	3,396,809
217,730	SPS Commerce, Inc.*	3,376,992
232,605	TechTarget, Inc.*	2,072,510

		23,811,009

	IT Consulting & Other Services 1.4%
1,396,290	CSG Ltd. (Australia)	2,026,743
145,298	hiSoft Technology International Ltd. ADR* (China)	2,721,432

		4,748,175

	Life Sciences Tools & Services 3.3%
61,879	Fluidigm Corp.*	885,489
187,499	ICON plc ADR* (Ireland)	4,048,103
263,436	MEDTOX Scientific, Inc.	4,322,985
188,440	ShangPharma Corp. ADR* (China)	2,282,008

		11,538,585

	Oil & Gas Equipment & Services 0.9%
180,915	Pason Systems, Inc. (Canada)	2,939,507

	Oil & Gas Exploration & Production 0.6%
820,710	Ithaca Energy, Inc.* (Canada)	2,175,917

	Pharmaceuticals 1.2%
487,620	Akorn, Inc.*	2,813,567
122,936	ISTA Pharmaceuticals, Inc.*	1,245,342

		4,058,909

WASATCH MICRO CAP FUND (WMICX) — Schedule of Investments (continued)	MARCH 31, 2011 (UNAUDITED)

Shares		Value

	Regional Banks 3.0%
2,874,569	City Union Bank Ltd. (India)	$2,894,229
349,902	First California Financial Group, Inc.*	1,312,133
352,730	Nara Bancorp, Inc.*	3,393,263
253,381	Pacific Continental Corp.	2,581,952

		10,181,577

	Research & Consulting Services 4.3%
128,331	CRA International, Inc.*	3,699,783
151,720	eClerx Services Ltd. (India)	2,194,403
316,350	Resources Connection, Inc.	6,134,026
99,395	Stantec, Inc.* (Canada)	2,982,844

		15,011,056

	Restaurants 1.5%
106,040	Peet’s Coffee & Tea, Inc.*	5,099,464

	Semiconductor Equipment 0.5%
196,375	BCD Semiconductor Manufacturing Ltd. ADR* (China)	1,702,571

	Semiconductors 10.1%
265,807	Melexis N.V. (Belgium)	4,748,940
441,385	Micrel, Inc.	5,949,870
79,482	NetLogic Microsystems, Inc.*	3,339,834
631	NVE Corp.*	35,551
771,842	O2Micro International Ltd. ADR* (China)	5,865,999
280,293	Pericom Semiconductor Corp.*	2,906,638
264,483	Power Integrations, Inc.	10,137,633
87,470	Supertex, Inc.*	1,948,832

		34,933,297

	Specialized Finance 0.1%
154,000	Goldwater Bank, N.A.* *** †	231,000

	Specialty Chemicals 0.8%
281,227	Neo Material Technologies, Inc.* (Canada)	2,706,812

	Specialty Stores 4.1%
322,805	Big 5 Sporting Goods Corp.	3,847,836
197,015	easyhome Ltd. (Canada)	1,707,253
241,077	Hibbett Sports, Inc.*	8,632,967

		14,188,056

	Systems Software 1.5%
133,910	OPNET Technologies, Inc.	5,221,151

	Thrifts & Mortgage Finance 1.0%
578,300	Dewan Housing Finance Corp. Ltd. (India)	3,462,408

	Trading Companies & Distributors 2.6%
204,523	CAI International, Inc.*	5,288,965
220,363	Rush Enterprises, Inc., Class B*	3,832,112

		9,121,077

	Trucking 2.7%
114,765	Marten Transport, Ltd.	2,559,259
110,422	Old Dominion Freight Line, Inc.*	3,874,708
201,253	Vitran Corp., Inc.* (Canada)	2,835,655

		9,269,622

	Total Common Stocks (cost $224,138,025)	326,856,831

	PREFERRED STOCKS 1.0%

	Regional Banks 1.0%
434,600	Banco Daycoval S.A. Pfd. (Brazil)	3,259,734

	Total Preferred Stocks (cost $1,639,882)	3,259,734

Shares		Value

	WARRANTS 0.2%

	Health Care Equipment 0.2%
121,124	Cardica, Inc., expiring 6/7/12* *** †	$—
322,500	Cardica, Inc., expiring 9/29/14* *** †	680,475

		680,475

	Total Warrants (cost $59,692)	680,475

Principal Amount		Value

	SHORT-TERM INVESTMENTS 3.6%

	Repurchase Agreement 3.6%
$12,467,754	Repurchase Agreement dated 3/31/11, 0.01% due 4/1/11 with State Street Bank and Trust Co. collateralized by $12,585,000 of United States Treasury Bonds 4.50% due 8/15/39; value: $12,718,408; repurchase proceeds: $12,467,757 (cost $12,467,754)	$12,467,754

	Total Short-Term Investments (cost $12,467,754)	12,467,754

	Total Investments (cost $238,305,353) 99.5%	343,264,794

	Other Assets less Liabilities 0.5%	1,725,937

	NET ASSETS 100.0%	$344,990,731

*Non-income producing.

***Security was fair valued under procedures adopted by the Board of Trustees (see Note 15).

†Security purchased in a private placement transaction or under Rule 144A of the Securities Act of 1933 (see Note 11).

ADR American Depositary Receipt.

PIPE Private Investment in a Public Equity.

See Notes to Financial Statements.

At March 31, 2011, Wasatch Micro Cap Fund’s investments, excluding short-term investments, were in the following countries:

Country	%
Australia	0.6
Belgium	1.4
Brazil	1.0
Canada	4.7
China	6.3
Germany	1.5
India	3.2
Ireland	1.2
Singapore	2.2
Sweden	0.4
United Kingdom	1.1
United States	76.4

TOTAL	100.0%

WASATCH MICRO CAP VALUE FUND (WAMVX) — Schedule of Investments	MARCH 31, 2011 (UNAUDITED)

Shares		Value

	COMMON STOCKS 90.9%

	Advertising 0.2%
6,437	1000mercis* (France)	$425,095

	Air Freight & Logistics 0.4%
1,800,000	Aramex PJSC* (United Arab Emirates)	882,173

	Airlines 0.8%
36,000	Allegiant Travel Co.	1,577,160

	Apparel, Accessories & Luxury Goods 2.5%
39,000	LG Fashion Corp. (Korea)	1,052,372
60,000	Maidenform Brands, Inc.*	1,714,200
180,000	Ted Baker plc (United Kingdom)	1,913,554
1,014,621	Zhulian Corp. Berhad (Malaysia)	596,294

		5,276,420

	Application Software 4.5%
275,000	Clicksoftware Technologies Ltd.* (Israel)	2,362,250
80,000	Convio, Inc.*	928,800
50,000	Ebix, Inc.*	1,182,500
79,000	Fundtech Ltd.* (Israel)	1,374,600
90,000	Interactive Intelligence, Inc.*	3,483,900

		9,332,050

	Asset Management & Custody Banks 4.1%
20,000,000	CST Mining Group Ltd.* (Hong Kong)	571,058
70,000	Solar Capital Ltd.	1,671,600
75,000	Solar Senior Capital Ltd.*	1,397,250
250,000	Treasury Group Ltd. (Australia)	1,192,320
64,000	Virtus Investment Partners, Inc.* ‡	3,770,880

		8,603,108

	Auto Parts & Equipment 0.9%
190,000	Martinrea International, Inc.* (Canada)	1,842,472

	Automotive Retail 0.8%
18,000	Delticom AG (Germany)	1,632,236

	Biotechnology 0.9%
400,000	Dyadic International, Inc.*	780,000
271,672	Luna Innovations, Inc.*	671,030
63,203	NeurogesX, Inc.*	255,972
37,934	NeurogesX, Inc. PIPE* *** †	153,633

		1,860,635

	Building Products 0.9%
155,000	NCI Building Systems, Inc.*	1,963,850

	Coal & Consumable Fuels 0.2%
1,000,000	Cockatoo Coal Ltd.* (Australia)	508,032

	Commercial Printing 1.0%
105,000	Multi-Color Corp.	2,122,050

	Communications Equipment 3.4%
40,000	Alliance Fiber Optic Products, Inc.*	448,000
75,000	Blue Coat Systems, Inc.*	2,112,000
150,000	Dasan Networks, Inc.* (Korea)	1,200,602
260,000	Infinera Corp.*	2,181,400
527,100	UTStarcom, Inc.*	1,238,685

		7,180,687

	Computer Storage & Peripherals 1.6%
140,000	Electronics for Imaging, Inc.*	2,059,400
98,000	Intevac, Inc.*	1,218,140

		3,277,540

Shares		Value

	Consumer Finance 3.7%
380,000	Advance America Cash Advance Centers, Inc.	$2,014,000
126,000	Dollar Financial Corp.*	2,614,500
80,000	First Cash Financial Services, Inc.* ‡	3,088,000

		7,716,500

	Department Stores 0.6%
14,000,000	PT Ramayana Lestari Sentosa Tbk (Indonesia)	1,221,935

	Diversified Banks 0.1%
55,556	Idaho Trust Bancorp* *** †	187,224

	Diversified Chemicals 1.0%
52,000	LSB Industries, Inc.*	2,061,280

	Diversified REITs 0.8%
150,000	Hamborner REIT AG (Germany)	1,576,209

	Education Services 0.4%
45,000	Bridgepoint Education, Inc.*	769,500

	Electrical Components & Equipment 1.7%
77,000	Franklin Electric Co., Inc.‡	3,557,400

	Electronic Equipment & Instruments 0.7%
151,000	GSI Group, Inc.* (Canada)	1,555,300

	Electronic Manufacturing Services 2.0%
134,000	Sanmina-SCI Corp.*	1,502,140
152,000	TTM Technologies, Inc.* ‡	2,760,320

		4,262,460

	Environmental & Facilities Services 1.1%
166,326	Heritage-Crystal Clean, Inc.*	2,370,146

	Gas Utilities 0.6%
180,000	Indraprastha Gas Ltd. (India)	1,209,889

	General Merchandise Stores 0.6%
72,000	Gordmans Stores, Inc.*	1,276,560

	Health Care Distributors 0.8%
400,000	Animal Health International, Inc.*	1,680,000

	Health Care Equipment 4.5%
250,000	Alphatec Holdings, Inc.*	675,000
200,000	AtriCure, Inc.*	2,276,000
180,000	Cardica, Inc. PIPE* *** †	640,800
80,000	NuVasive, Inc.*	2,025,600
450,000	Solta Medical, Inc.*	1,485,000
53,000	Zoll Medical Corp.* ‡	2,374,930

		9,477,330

	Health Care Facilities 0.4%
500,000	CVS Group plc* (United Kingdom)	828,274

	Health Care Services 2.2%
62,000	Bio-Reference Laboratories, Inc.*	1,391,280
245,000	MedQuist Holdings, Inc.*	2,552,900
64,500	Servizi Italia S.p.A. (Italy)	624,274

		4,568,454

	Health Care Supplies 1.0%
35,000	Sartorius Stedim Biotech (France)	2,051,408

	Health Care Technology 1.5%
75,000	MedAssets, Inc.*	1,145,250
81,000	Transcend Services, Inc.*	1,944,000

		3,089,250

WASATCH MICRO CAP VALUE FUND (WAMVX) — Schedule of Investments (continued)

Shares		Value

	Home Furnishings 0.2%
28,796	Hooker Furniture Corp.	$344,400

	Home Improvement Retail 1.4%
4,000,000	Ace Hardware Indonesia (Indonesia)	1,171,404
175,000	Byggmax Group AB* (Sweden)	1,688,063

		2,859,467

	Hotels, Resorts & Cruise Lines 0.9%
150,000	Orient-Express Hotels Ltd., Class A*	1,855,500

	Human Resource & Employment Services 0.7%
100,000	CTPartners Executive Search Inc.*	1,415,000

	Industrial Machinery 2.7%
95,000	Gencor Industries, Inc.*	749,550
105,000	Hurco Cos., Inc.*	3,202,500
85,000	John Bean Technologies Corp.	1,634,550

		5,586,600

	Internet Software & Services 0.9%
155,600	Perficient, Inc.*	1,868,756

	IT Consulting & Other Services 1.7%
180,000	Atea ASA (Norway)	2,030,020
500,000	CSG Ltd. (Australia)	725,760
37,100	Virtusa Corp.*	694,883

		3,450,663

	Metal & Glass Containers 0.6%
128,000	Myers Industries, Inc.	1,271,040

	Oil & Gas Equipment & Services 2.2%
100,000	Matrix Service Co.*	1,390,000
142,000	Tesco Corp.*	3,116,900

		4,506,900

	Oil & Gas Exploration & Production 3.7%
85,000	Exillon Energy plc* (United Arab Emirates)	560,492
200,000	Pan Orient Energy Corp.* (Canada)	1,421,571
1,600,000	PetroNeft Resources plc* (United Kingdom)	1,415,303
50,000	Resolute Energy Corp.*	904,435
165,000	Selan Exploration Technology Ltd. (India)	1,232,089
80,000	Triangle Petroleum Corp.*	664,000
205,000	VAALCO Energy, Inc.*	1,590,800

		7,788,690

	Personal Products 0.7%
90,000	Atrium Innovations, Inc.* (Canada)	1,534,740

	Pharmaceuticals 1.3%
39,142	Daewoong Pharmaceutical Co. Ltd. (Korea)	1,587,875
180,000	Whanin Pharmaceutical Co. Ltd. (Korea)	1,189,662

		2,777,537

	Property & Casualty Insurance 0.5%
105,000	SeaBright Holdings, Inc.	1,076,250

	Regional Banks 3.2%
500,000	City Union Bank Ltd. (India)	503,420
200,000	First California Financial Group, Inc.*	750,000
52,594	First of Long Island Corp. (The)	1,459,483
28,445	Lakeland Financial Corp.	645,133
140,000	OBA Financial Services, Inc.*	2,052,400
60,000	Tower Bancorp, Inc.	1,337,400

		6,747,836

Shares		Value

	Research & Consulting Services 2.2%
90,000	Huron Consulting Group, Inc.*	$2,492,100
105,000	Resources Connection, Inc.	2,035,950

		4,528,050

	Restaurants 1.2%
200,000	Caribou Coffee Co., Inc.*	2,034,000
140,000	Oishi Group Public Co. Ltd.*** (Thailand)	476,773

		2,510,773

	Semiconductor Equipment 1.2%
95,000	Cohu, Inc.	1,459,200
40,000	Koh Young Technology, Inc.* (Korea)	1,002,781

		2,461,981

	Semiconductors 3.2%
110,000	Melexis N.V. (Belgium)	1,965,273
255,000	O2Micro International Ltd. ADR* (China)	1,938,000
90,000	Pericom Semiconductor Corp.*	933,300
70,000	Standard Microsystems Corp.*	1,726,200

		6,562,773

	Specialized Finance 3.1%
120,000	Encore Capital Group, Inc.* ‡	2,842,800
145,000	Gain Capital Holdings, Inc.*	1,112,150
41,900	Goldwater Bank, N.A.* *** †	62,850
225,000	Newstar Financial, Inc.*	2,457,000

		6,474,800

	Specialty Chemicals 0.8%
180,000	Neo Material Technologies, Inc.* (Canada)	1,732,501

	Specialty Stores 1.1%
260,000	easyhome Ltd. (Canada)	2,253,056

	Steel 2.0%
58,000	AM Castle & Co.*	1,095,040
54,000	Haynes International, Inc.	2,994,300

		4,089,340

	Systems Software 2.0%
1,400,000	GuestLogix, Inc.* (Canada)	1,415,381
43,000	OPNET Technologies, Inc.	1,676,570
2,555	Simplex Holdings, Inc. (Japan)	1,090,380

		4,182,331

	Textiles 0.6%
1,000,000	S. Kumars Nationwide Ltd.* (India)	1,228,837

	Thrifts & Mortgage Finance 2.9%
160,000	Dewan Housing Finance Corp. Ltd. (India)	957,955
130,000	Ocean Shore Holding Co.	1,690,000
165,000	Oritani Financial Corp.	2,092,200
136,174	Westfield Financial, Inc.	1,233,736

		5,973,891

	Trading Companies & Distributors 2.3%
98,772	CAI International, Inc.*	2,554,244
110,000	Interline Brands, Inc.* ‡	2,244,000

		4,798,244

	Trucking 1.5%
73,000	Marten Transport, Ltd.	1,627,900
100,000	Vitran Corp., Inc.* (Canada)	1,409,000

		3,036,900

	Water Utilities 0.2%
900,000	Sound Global Ltd.* (Singapore)	514,163

	Total Common Stocks (cost $150,772,583)	189,373,646

MARCH 31, 2011 (UNAUDITED)

Shares		Value

	PREFERRED STOCKS 0.1%

	Pharmaceuticals 0.1%
52,631	Acetylon Pharm, Inc., Series B Pfd.*** †	$249,997

	Total Preferred Stocks (cost $249,997)	249,997

	WARRANTS 0.1%

	Biotechnology 0.0%
30,399	NeurogesX, Inc., expiring 12/28/12* *** †	—

	Health Care Equipment 0.1%
58,140	Cardica, Inc., expiring 6/7/12* *** †	—
110,500	Cardica, Inc., expiring 9/29/14* *** †	233,155

		233,155

	Total Warrants (cost $26,915)	233,155

Principal Amount		Value

	SHORT-TERM INVESTMENTS 9.1%

	Repurchase Agreement 9.1%
$18,896,780	Repurchase Agreement dated 3/31/11, 0.01% due 4/1/11 with State Street Bank and Trust Co. collateralized by $19,075,000 of United States Treasury Bonds 4.50% due 8/15/39; value: $19,277,205; repurchase proceeds: $18,896,785† (cost $18,896,780)	$18,896,780

	Total Short-Term Investments (cost $18,896,780)	18,896,780

	Total Investments (cost $169,946,275) 100.2%	208,753,578

	Liabilities Less Other Assets (0.2%)	(341,396)

	NET ASSETS 100.0%	$208,412,182

Number of Contracts		Value

	CALL OPTIONS WRITTEN 0.0%

	Consumer Finance 0.0%
200	First Cash Financial Services, Inc., expiring 5/21/11, exercise price $40	$28,000

	Total Call Options Written (premium $32,499)	28,000

Contracts		Net Unrealized Depreciation

	FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS SHORT 0.5%
12,000,000 CAD	USD, State Street Bank and Trust Co., settlement date 4/7/11, (cost $12,015,620 value $12,377,847)	$(362,227)
5,000,000 EUR	USD, State Street Bank and Trust Co., settlement date 4/11/11, (cost $6,503,000 value $7,100,080)	(597,080)

	Total Forward Foreign Currency Exchange Contracts Short (cost $18,518,620 value $19,477,928)	(959,307)

*Non-income producing.

***Security was fair valued under procedures adopted by the Board of Trustees (see Note 15).

†Security purchased in a private placement transaction or under Rule 144A of the Securities Act of 1933 (see Note 11).

‡All or a portion of this security has been designated as collateral for call options written and forward foreign currency exchange contracts (see Notes 7 and 4, respectively).

ADR American Depositary Receipt.

PIPE Private Investment in a Public Equity.

REIT Real Estate Investment Trust.

See Notes to Financial Statements.

At March 31, 2011, Wasatch Micro Cap Value Fund’s investments, excluding short-term investments, options written and forward foreign currency exchange contracts, were in the following countries:

Country	%
Australia	1.3
Belgium	1.0
Canada	6.9
China	1.0
France	1.3
Germany	1.7
Hong Kong	0.3
India	2.7
Indonesia	1.3
Israel	2.0
Italy	0.3
Japan	0.6
Korea	3.2
Malaysia	0.3
Norway	1.1
Singapore	0.3
Sweden	0.9
Thailand	0.2
United Arab Emirates	0.7
United Kingdom	2.2
United States	70.7

TOTAL	100.0%

WASATCH SMALL CAP GROWTH FUND (WAAEX) — Schedule of Investments

Shares		Value

	COMMON STOCKS 91.1%

	Aerospace & Defense 2.4%
225,016	HEICO Corp.	$14,068,000
544,928	HEICO Corp., Class A	24,510,862

		38,578,862

	Air Freight & Logistics 1.1%
36,319,023	Aramex PJSC* (United Arab Emirates)	17,799,807

	Aluminum 0.2%
6,542,578	Midas Holdings Ltd. (Singapore)	3,893,465

	Apparel Retail 1.6%
923,960	Chico’s FAS, Inc.	13,767,004
413,583	Zumiez, Inc.*	10,930,999

		24,698,003

	Apparel, Accessories & Luxury Goods 0.7%
4,931,685	Ports Design Ltd. (China)	11,379,275

	Application Software 5.1%
136,645	Concur Technologies, Inc.*	7,576,965
77,807	FactSet Research Systems, Inc.	8,148,727
383,681	RealPage, Inc.*	10,639,474
934,088	Ultimate Software Group, Inc.*	54,877,670

		81,242,836

	Asset Management & Custody Banks 0.7%
289,855	Waddell & Reed Financial, Inc., Class A	11,771,012

	Automotive Retail 1.3%
358,833	O’Reilly Automotive, Inc.*	20,618,544

	Biotechnology 2.3%
1,794,615	Exact Sciences Corp.*	13,208,366
398,079	Myriad Genetics, Inc.*	8,021,292
645,125	Sangamo BioSciences, Inc.*	5,373,891
689,615	Seattle Genetics, Inc.*	10,737,306

		37,340,855

	Communications Equipment 1.1%
20,870	Calix, Inc.*	423,870
435,265	Riverbed Technology, Inc.*	16,387,727

		16,811,597

	Computer & Electronics Retail 0.5%
600,319	hhgregg, Inc.*	8,038,271

	Data Processing & Outsourced Services 1.9%
1,702,410	Wirecard AG (Germany)	30,596,794

	Distributors 0.9%
619,623	LKQ Corp.*	14,932,914

	Diversified Banks 2.5%
152,393	HDFC Bank Ltd. ADR (India)	25,897,666
2,011,570	Yes Bank Ltd. (India)	13,960,779

		39,858,445

	Diversified Support Services 2.9%
562,258	Copart, Inc.*	24,362,639
326,860	Ritchie Bros. Auctioneers, Inc. (Canada)	9,201,109
633,250	STR Holdings, Inc.*	12,145,735

		45,709,483

	Electrical Components & Equipment 1.3%
370,270	Polypore International, Inc.*	21,320,147

Shares		Value

	Environmental & Facilities Services 1.9%
2,232,175	RPS Group plc (United Kingdom)	$7,675,429
939,995	Tetra Tech, Inc.*	23,208,477

		30,883,906

	Health Care Distributors 1.4%
281,887	MWI Veterinary Supply, Inc.*	22,742,643

	Health Care Equipment 1.5%
548,950	Abaxis, Inc.*	15,831,718
487,760	DexCom, Inc.*	7,570,035
24,690	Zonare Medical Systems, Inc.* *** †	247

		23,402,000

	Health Care Services 1.0%
253,359	Bio-Reference Laboratories, Inc.*	5,685,376
142,820	MEDNAX, Inc.*	9,513,240
362,782	TargetRX, Inc.* *** †	3,628

		15,202,244

	Health Care Technology 3.1%
381,327	athenahealth, Inc.*	17,209,288
491,830	Computer Programs and Systems, Inc.	31,614,832

		48,824,120

	Human Resource & Employment Services 0.9%
1,728,523	Michael Page International plc (United Kingdom)	14,289,105

	Industrial Machinery 1.8%
832,652	AIA Engineering Ltd. (India)	6,441,640
478,185	Graco, Inc.	21,752,636

		28,194,276

	Internet Retail 3.3%
308,429	Blue Nile, Inc.*	16,652,082
7,625	MakeMyTrip Ltd.* (India)	223,489
309,030	Shutterfly, Inc.*	16,180,811
460,002	Start Today Co. Ltd. (Japan)	7,137,101
843,388	Yoox S.p.A.* (Italy)	11,738,243

		51,931,726

	Internet Software & Services 5.2%
694,225	DealerTrack Holdings, Inc.*	15,939,406
1,880,647	LoopNet, Inc.*	26,611,155
663,972	SciQuest, Inc.*	9,640,874
592,676	VistaPrint N.V.*	30,759,884

		82,951,319

	Investment Banking & Brokerage 0.6%
500,955	optionsXpress Holdings, Inc.	9,172,486

	IT Consulting & Other Services 1.8%
342,032	Cognizant Technology Solutions Corp., Class A*	27,841,405

	Leisure Facilities 1.4%
582,915	Life Time Fitness, Inc.*	21,748,559

	Life Sciences Tools & Services 3.6%
408,905	Divi’s Laboratories Ltd. (India)	6,180,109
397,235	Fluidigm Corp.*	5,684,433
140,480	Fluidigm Corp.* *** †	1,659,142
921,343	ICON plc ADR* (Ireland)	19,891,795
342,988	Techne Corp.	24,557,941

		57,973,420

	Mortgage REITs 0.7%
677,807	Redwood Trust, Inc.	10,539,899

MARCH 31, 2011 (UNAUDITED)

Shares		Value

	Oil & Gas Equipment & Services 3.4%
334,085	Dril-Quip, Inc.*	$26,402,737
903,720	Pason Systems, Inc. (Canada)	14,683,644
455,035	TGS-NOPEC Geophysical Co. ASA (Norway)	12,233,963

		53,320,344

	Oil & Gas Exploration & Production 2.6%
423,425	GMX Resources, Inc.*	2,612,532
846,815	Premier Oil plc* (United Kingdom)	27,156,916
784,115	Transglobe Energy Corp.* (Canada)	11,918,548

		41,687,996

	Oil & Gas Refining & Marketing 0.1%
28,975	Amyris, Inc.*	826,946

	Other Diversified Financial Services 0.2%
2,661,038	Count Financial Ltd. (Australia)	3,393,527

	Packaged Foods & Meats 2.0%
411,088	GlaxoSmithKline Consumer Healthcare Ltd. (India)	20,740,148
3,706,500	Hsu Fu Chi International Ltd. (China)	11,028,624

		31,768,772

	Personal Products 0.7%
582,400	Colgate-Palmolive India Ltd. (India)	10,682,884

	Pharmaceuticals 0.0%
32,312	ISTA Pharmaceuticals, Inc.*	327,321

	Research & Consulting Services 3.4%
371,513	CRA International, Inc.*	10,710,720
1,449	Exponent, Inc.*	64,640
1,300,534	Resources Connection, Inc.‡	25,217,354
621,999	Stantec, Inc.* (Canada)	18,666,190

		54,658,904

	Restaurants 2.4%
779,498	Peet’s Coffee & Tea, Inc.* ‡‡	37,486,059

	Semiconductors 9.5%
538,860	Hittite Microwave Corp.*	34,363,102
553,580	NetLogic Microsystems, Inc.*	23,261,431
1,601,763	O2Micro International Ltd. ADR* (China)	12,173,399
1,485,897	Power Integrations, Inc.	56,954,432
539,547	Silicon Laboratories, Inc.*	23,313,826

		150,066,190

	Specialized Finance 1.9%
806,325	MSCI, Inc., Class A*	29,688,886

	Specialty Stores 2.7%
446,536	Big 5 Sporting Goods Corp.	5,322,709
1,065,831	Hibbett Sports, Inc.*	38,167,408

		43,490,117

	Systems Software 2.2%
750,447	NetSuite, Inc.*	21,822,999
486,846	Sourcefire, Inc.*	13,393,133

		35,216,132

	Trading Companies & Distributors 2.4%
547,600	MSC Industrial Direct Co., Inc., Class A	37,494,172

	Trucking 2.9%
120,800	J.B. Hunt Transport Services, Inc.	5,486,736
2,096,390	Knight Transportation, Inc.‡	40,355,507

		45,842,243

	Total Common Stocks (cost $950,163,961)	1,446,237,911

Shares		Value

	PREFERRED STOCKS 0.5%

	Biotechnology 0.1%
677,966	Nanosys, Inc., Series D Pfd.* *** †	$776,271
161,519	Nanosys, Inc., Series E Pfd.* *** †	184,939

		961,210

	Internet Software & Services 0.4%
63,097	Angies List, Series C Pfd.* *** †	4,472,454
42,324	Angies List, Series D Pfd.* *** †	3,000,019

		7,472,473

	Total Preferred Stocks (cost $9,439,241)	8,433,683

	LIMITED PARTNERSHIP INTEREST 0.4%

	Asset Management & Custody Banks 0.4%
	Greenspring Global Partners II-B, L.P.*** †	4,466,422
	Greenspring Global Partners III-B, L.P.*** †	1,280,595

		5,747,017

	Total Limited Partnership Interest (cost $5,618,853)	5,747,017

	WARRANTS 0.0%

	Health Care Equipment 0.0%
243,033	Zonare Medical Systems, Inc., expiring 6/30/11* *** †	—

	Total Warrants (cost $0)	—

	RIGHTS 0.0%

	Life Sciences Tools & Services 0.0%
208,525	Valera Pharmaceuticals, Inc. Ureteral Stent CSR* *** †	—

	Pharmaceuticals 0.0%
208,525	Valera Pharmaceuticals, Inc. VP003 (Octreotide Implant) CSR* *** †	—

	Total Rights (cost $406,537)	—

Principal Amount		Value

	SHORT-TERM INVESTMENTS 8.5%

	Repurchase Agreement 8.5%
$135,131,236	Repurchase Agreement dated 3/31/11, 0.01% due 4/1/11 with State Street Bank and Trust Co. collateralized by $136,390,000 of United States Treasury Bonds 4.50% due 8/15/39; value: $137,835,806; repurchase proceeds: $135,131,274‡ (cost $135,131,236)	$135,131,236

	Total Short-Term Investments (cost $135,131,236)	135,131,236

	Total Investments (cost $1,100,759,828) 100.5%	1,595,549,847

	Liabilities less Other Assets (0.5%)	(7,889,176)

	NET ASSETS 100.0%	$1,587,660,671

WASATCH SMALL CAP GROWTH FUND (WAAEX) — Schedule of Investments (continued)

*Non-income producing.

***Security was fair valued under procedures adopted by the Board of Trustees (see Note 15).

†Security purchased in a private placement transaction or under Rule 144A of the Securities Act of 1933 (see Note 11).

‡All or a portion of this security has been designated as collateral for purchase commitments (see Note 12).

‡‡Affiliated company (see Note 10).

ADR American Depositary Receipt.

REIT Real Estate Investment Trust.

See Notes to Financial Statements.

At March 31, 2011, Wasatch Small Cap Growth Fund’s investments, excluding short-term investments, were in the following countries:

Country	%
Australia	0.2
Canada	3.7
China	2.4
Germany	2.1
India	5.7
Ireland	1.4
Italy	0.8
Japan	0.5
Norway	0.8
Singapore	0.3
United Arab Emirates	1.2
United Kingdom	3.4
United States	77.5

TOTAL	100.0%

WASATCH SMALL CAP VALUE FUND (WMCVX) — Schedule of Investments	MARCH 31, 2011 (UNAUDITED)

Shares		Value

	COMMON STOCKS 92.2%

	Aerospace & Defense 2.0%
106,924	HEICO Corp., Class A	$4,809,442

	Air Freight & Logistics 0.6%
954,131	Goodpack Ltd. (Singapore)	1,468,709

	Airlines 1.8%
96,528	Allegiant Travel Co.	4,228,892

	Apparel Retail 2.9%
112,289	Body Central Corp.*	2,608,473
289,735	Chico’s FAS, Inc.	4,317,052

		6,925,525

	Apparel, Accessories & Luxury Goods 1.4%
44,135	Maidenform Brands, Inc.*	1,260,937
112,255	Volcom, Inc.	2,080,085

		3,341,022

	Application Software 0.9%
95,706	Ebix, Inc.*	2,263,447

	Asset Management & Custody Banks 0.9%
91,390	SEI Investments Co.	2,182,393
555	Solar Capital Ltd.	13,254

		2,195,647

	Automotive Retail 0.9%
65,737	Monro Muffler Brake, Inc.	2,168,006

	Communications Equipment 3.1%
54,410	Finisar Corp.*	1,338,486
118,935	Polycom, Inc.*	6,166,780

		7,505,266

	Computer Storage & Peripherals 1.3%
244,565	Intevac, Inc.*	3,039,943

	Construction & Engineering 1.1%
115,040	MYR Group, Inc.*	2,751,757

	Consumer Finance 3.2%
530,835	Advance America Cash Advance Centers, Inc.	2,813,425
235,077	Dollar Financial Corp.*	4,877,848

		7,691,273

	Data Processing & Outsourced Services 1.2%
115,010	NeuStar, Inc., Class A*	2,941,956

	Diversified Banks 1.6%
862,645	Karnataka Bank Ltd. (India)	2,083,347
3,656,000	South Indian Bank Ltd. (India)	1,877,395

		3,960,742

	Diversified Metals & Mining 0.4%
42,603	Globe Specialty Metals, Inc.	969,644

	Diversified Support Services 3.8%
186,895	Copart, Inc.*	8,098,160
61,270	STR Holdings, Inc.*	1,175,159

		9,273,319

	Education Services 1.0%
142,795	Bridgepoint Education, Inc.*	2,441,795

	Electrical Components & Equipment 1.1%
124,528	Harbin Electric, Inc.*	2,576,484

Shares		Value

	Electronic Manufacturing Services 3.3%
91,830	Fabrinet*	$1,851,293
335,690	TTM Technologies, Inc.*	6,096,130

		7,947,423

	Footwear 1.0%
118,410	Skechers U.S.A., Inc., Class A*	2,432,141

	General Merchandise Stores 1.3%
165,475	99 Cents Only Stores*	3,243,310

	Health Care Facilities 1.0%
93,574	Emeritus Corp.*	2,382,394

	Health Care Services 5.9%
326,858	Addus HomeCare Corp.*	1,637,559
142,974	CorVel Corp.*	7,603,357
76,370	MEDNAX, Inc.*	5,087,006

		14,327,922

	Health Care Supplies 0.6%
24,350	Sartorius Stedim Biotech (France)	1,427,194

	Health Care Technology 0.6%
98,475	Vital Images, Inc.*	1,330,397

	Heavy Electrical Equipment 1.8%
99,520	General Cable Corp.*	4,309,216

	Internet Software & Services 1.6%
75,580	VistaPrint N.V.*	3,922,602

	Investment Banking & Brokerage 0.6%
106,696	FXCM, Inc.*	1,390,249

	IT Consulting & Other Services 1.0%
1,733,690	CSG Ltd. (Australia)	2,516,486

	Life Sciences Tools & Services 2.0%
224,752	ICON plc ADR* (Ireland)	4,852,396

	Mortgage REITs 2.1%
338,855	MFA Financial, Inc.	2,778,611
145,755	Redwood Trust, Inc.	2,266,490

		5,045,101

	Office Services & Supplies 1.4%
328,565	American Reprographics Co.*	3,400,648

	Oil & Gas Equipment & Services 0.7%
58,525	TGS-NOPEC Geophysical Co. ASA (Norway)	1,573,489

	Oil & Gas Exploration & Production 4.1%
947,510	Afren plc* (United Kingdom)	2,482,399
62,140	Northern Oil and Gas, Inc.*	1,659,138
132,510	Petrohawk Energy Corp.*	3,251,795
50,655	Ultra Petroleum Corp.*	2,494,759

		9,888,091

	Personal Products 3.0%
96,230	Atrium Innovations, Inc.* (Canada)	1,640,978
68,035	Herbalife Ltd.	5,535,327

		7,176,305

	Property & Casualty Insurance 0.9%
17,510	SeaBright Holdings, Inc.	179,477
85,460	Tower Group, Inc.	2,053,604

		2,233,081

WASATCH SMALL CAP VALUE FUND (WMCVX) — Schedule of Investments (continued)	MARCH 31, 2011 (UNAUDITED)

Shares		Value

	Regional Banks 3.0%
2,630,000	City Union Bank Ltd. (India)	$2,647,988
198,452	Nara Bancorp, Inc.*	1,909,108
63,330	Prosperity Bancshares, Inc.	2,708,624

		7,265,720

	Research & Consulting Services 6.8%
111,387	Corporate Executive Board Co. (The)	4,496,693
97,510	CRA International, Inc.*	2,811,213
158,635	Huron Consulting Group, Inc.*	4,392,603
241,640	Resources Connection, Inc.	4,685,400

		16,385,909

	Semiconductor Equipment 0.6%
165,581	BCD Semiconductor Manufacturing Ltd. ADR* (China)	1,435,587

	Semiconductors 7.0%
159,743	Micrel, Inc.	2,153,336
320,065	O2Micro International Ltd. ADR* (China)	2,432,494
360,037	Pericom Semiconductor Corp.*	3,733,584
76,625	Power Integrations, Inc.	2,937,036
135,840	Standard Microsystems Corp.*	3,349,814
98,017	Supertex, Inc.*	2,183,819

		16,790,083

	Specialized Finance 1.4%
40,715	Portfolio Recovery Associates, Inc.*	3,466,068

	Specialty Stores 0.7%
148,215	Big 5 Sporting Goods Corp.	1,766,723

	Steel 1.2%
25,677	Haynes International, Inc.	1,423,789
501,000	Ratnamani Metals & Tubes Ltd. (India)	1,427,898

		2,851,687

	Thrifts & Mortgage Finance 1.4%
266,055	Oritani Financial Corp.	3,373,577

	Trading Companies & Distributors 4.4%
127,925	Beacon Roofing Supply, Inc.*	2,618,625
176,465	Interline Brands, Inc.*	3,599,886
66,085	MSC Industrial Direct Co., Inc., Class A	4,524,840

		10,743,351

	Trucking 3.6%
126,614	Marten Transport, Ltd.	2,823,492
117,149	Old Dominion Freight Line, Inc.*	4,110,759
132,866	Vitran Corp., Inc.* (Canada)	1,872,082

		8,806,333

	Total Common Stocks (cost $158,002,087)	222,836,352

Principal Amount		Value

	SHORT-TERM INVESTMENTS 6.4%
	Repurchase Agreement 6.4%
$15,433,943	Repurchase Agreement dated 3/31/11, 0.01% due 4/1/11 with State Street Bank and Trust Co. collateralized by $15,580,000 of United States Treasury Bonds 4.50% due 8/15/39; value: $15,745,156; repurchase proceeds: $15,433,947 (cost $15,433,943)	$15,433,943

	Total Short-Term Investments (cost $15,433,943)	15,433,943

	Total Investments (cost $173,436,030) 98.6%	238,270,295

	Other Assets less Liabilities 1.4%	3,288,565

	NET ASSETS 100.0%	$241,558,860

	*Non-income producing. ADR American Depositary Receipt. REIT Real Estate Investment Trust. See Notes to Financial Statements.

At March 31, 2011, Wasatch Small Cap Value Fund’s investments, excluding short-term investments, were in the following countries:

Country	%
Australia	1.1
Canada	1.6
China	1.7
France	0.6
India	3.6
Ireland	2.2
Norway	0.7
Singapore	0.7
United Kingdom	1.1
United States	86.7

TOTAL	100.0%

WASATCH STRATEGIC INCOME FUND (WASIX) — Schedule of Investments	MARCH 31, 2011 (UNAUDITED)

Shares		Value

	COMMON STOCKS 89.1%

	Asset Management & Custody Banks 11.4%
46,106	Ares Capital Corp.	$779,192
3,710	BlackRock, Inc.	745,747
18,415	SEI Investments Co.	439,750
32,797	Solar Capital Ltd.	783,192
30,000	Solar Senior Capital Ltd.*	558,900

		3,306,781

	Computer & Electronics Retail 1.7%
16,800	Best Buy Co., Inc.	482,496

	Consumer Finance 2.6%
14,800	Capital One Financial Corp.	769,008

	Data Processing & Outsourced Services 9.4%
4,000	MasterCard, Inc., Class A	1,006,880
3,060	Paychex, Inc.	95,962
13,495	Visa, Inc., Class A	993,502
34,900	Wirecard AG (Germany)	627,245

		2,723,589

	Distributors 0.3%
3,800	Pool Corp.	91,618

	Diversified Banks 0.4%
90,056	Bank of N.T. Butterfield & Son Ltd. (The)* (Bermuda)	113,471

	Diversified REITs 0.8%
177,857	Star Asia Finance Ltd.* †	231,214

	Electronic Equipment & Instruments 0.5%
4,725	National Instruments Corp.	154,838

	Fertilizers & Agricultural Chemicals 0.5%
1,850	Monsanto Co.	133,681

	Health Care Services 0.3%
1,535	Chemed Corp.	102,246

	Hypermarkets & Super Centers 1.5%
8,185	Wal-Mart Stores, Inc.	426,029

	Investment Banking & Brokerage 2.0%
3,650	Goldman Sachs Group, Inc. (The)	578,416

	IT Consulting & Other Services 1.3%
2,375	International Business Machines Corp.	387,291

	Mortgage REITs 17.0%
20,000	American Capital Agency Corp.	582,800
74,500	Capstead Mortgage Corp.	952,110
76,700	MFA Financial, Inc.	628,940
119,205	NorthStar Realty Finance Corp.	637,747
70,700	Redwood Trust, Inc.	1,099,385
100,350	Two Harbors Investment Corp.	1,050,664

		4,951,646

	Multi-Line Insurance 2.0%
13,500	Loews Corp.	581,715

	Oil & Gas Exploration & Production 2.3%
13,400	Ultra Petroleum Corp.*	659,950

	Personal Products 4.4%
15,590	Herbalife Ltd.	1,268,402

Shares		Value

	Pharmaceuticals 9.5%
5,980	Forest Laboratories, Inc.*	$193,154
24,365	Teva Pharmaceutical Industries Ltd. ADR (Israel)	1,222,392
26,767	Valeant Pharmaceuticals International, Inc. (Canada)	1,333,264

		2,748,810

	Railroads 1.9%
7,410	Canadian National Railway Co. (Canada)	557,751

	Regional Banks 2.1%
88,700	CapitalSource, Inc.	624,448

	Restaurants 1.4%
5,430	McDonald’s Corp.	413,169

	Semiconductors 10.8%
13,645	Altera Corp.	600,653
24,130	Intel Corp.	486,702
12,570	Linear Technology Corp.	422,729
14,515	Microchip Technology, Inc.	551,715
33,365	Taiwan Semiconductor Manufacturing Co. Ltd. ADR (Taiwan)	406,386
20,700	Xilinx, Inc.	678,960

		3,147,145

	Specialized Finance 0.6%
31,500	Power Finance Corp. Ltd. (India)	177,225

	Systems Software 1.6%
18,490	Microsoft Corp.	468,906

	Trading Companies & Distributors 1.0%
2,030	W.W. Grainger, Inc.	279,490

	Wireless Telecommunication Services 1.8%
8,845	America Movil S.A.B. de C.V., Series L, ADR (Mexico)	513,895

	Total Common Stocks (cost $22,220,432)	25,893,230

	PREFERRED STOCKS 1.1%

	Diversified Banks 1.1%
3,803	Bank of N.T. Butterfield & Son Ltd. (The) Pfd.* *** (Bermuda)	4,792
12,700	Itau Unibanco Holding S.A., Pfd. ADR (Brazil)	305,435

		310,227

	Total Preferred Stocks (cost $291,304)	310,227

	LIMITED LIABILITY COMPANY MEMBERSHIP INTEREST 0.6%

	Asset Management & Custody Banks 0.6%
77,279	Star Asia SPV, LLC* *** †	190,879

	Total Limited Liability Company Membership Interest (cost $543,869)	190,879

	LIMITED PARTNERSHIP INTEREST 2.2%

	Asset Management & Custody Banks 1.4%
24,100	KKR & Co. L.P.	395,481

WASATCH STRATEGIC INCOME FUND (WASIX) — Schedule of Investments (continued)	MARCH 31, 2011 (UNAUDITED)

Shares		Value

	Oil & Gas Storage & Transportation 0.8%
4,047	Magellan Midstream Partners L.P.	$242,253

	Total Limited Partnership Interest (cost $365,818)	637,734

Principal Amount		Value

	CORPORATE BONDS 0.0%

	Gold 0.0%
$223,226	Redcorp Ventures Ltd., 13.00%, 7/11/12, Series D*** † §§(Canada)	$6,195

	Total Corporate Bonds (cost $211,248)	6,195

Shares		Value

	MUTUAL FUNDS 1.4%

	Asset Management & Custody Banks 1.4%
7,800	iPath US Treasury 10-year Bear ETN	$414,180

	Total Mutual Funds (cost $418,351)	414,180

Principal Amount		Value

	SHORT-TERM INVESTMENTS 5.0%

	Repurchase Agreement 5.0%
$1,449,960	Repurchase Agreement dated 3/31/11, 0.01% due 4/1/11 with State Street Bank and Trust Co. collateralized by $1,465,000 of United States Treasury Bonds 4.50% due 8/15/39; value: $1,480,530; repurchase proceeds: $1,449,960 (cost $1,449,960)	$1,449,960

	Total Short-Term Investments (cost $1,449,960)	1,449,960

	Total Investments (cost $25,500,982) 99.4%	28,902,405

	Other Assets less Liabilities 0.6%	163,784

	NET ASSETS 100.0%	$29,066,189

*Non-income producing.

***Security was fair valued under procedures adopted by the Board of Trustees (see Note 15).

†Security purchased in a private placement transaction or under Rule 144A of the Securities Act of 1933 (see Note 11).

§§In default.

ADR American Depositary Receipt.

REIT Real Estate Investment Trust.

See Notes to Financial Statements.

At March 31, 2011, Wasatch Strategic Income Fund’s investments, excluding short-term investments, were in the following countries:

Country	%
Bermuda	0.4
Brazil	1.1
Canada	6.9
Germany	2.3
India	0.6
Israel	4.5
Mexico	1.9
Taiwan	1.5
United States	80.8

TOTAL	100.0%

WASATCH ULTRA GROWTH FUND (WAMCX) — Schedule of Investments	MARCH 31, 2011 (UNAUDITED)

Shares		Value

	COMMON STOCKS 95.5%

	Advertising 0.9%
81,996	ReachLocal, Inc.*	$1,639,920

	Air Freight & Logistics 1.1%
3,579,717	Aramex PJSC* (United Arab Emirates)	1,754,405
16,323	Blue Dart Express Ltd. (India)	364,197

		2,118,602

	Aluminum 0.4%
1,164,000	Midas Holdings Ltd. (Singapore)	692,692

	Apparel, Accessories & Luxury Goods 0.5%
64,400	V.I.P Industries Ltd. (India)	956,000

	Application Software 8.4%
13,455	Concur Technologies, Inc.*	746,080
239,540	Convio, Inc.*	2,781,060
128,131	Interactive Intelligence, Inc.*	4,959,951
57,283	RealPage, Inc.*	1,588,458
46,535	SolarWinds, Inc.*	1,091,711
50,795	Ultimate Software Group, Inc.*	2,984,206
54,440	VanceInfo Technologies, Inc. ADR* (China)	1,709,960

		15,861,426

	Asset Management & Custody Banks 1.2%
64,962	CETIP S.A. (Brazil)	1,078,340
44,000,000	CST Mining Group Ltd.* (Hong Kong)	1,256,326

		2,334,666

	Auto Parts & Equipment 1.0%
85,250	WABCO-TVS India Ltd. (India)	1,926,943

	Biotechnology 3.2%
303,698	Abcam plc (United Kingdom)	1,841,408
250,325	Exact Sciences Corp.*	1,842,392
284,549	NeurogesX, Inc.*	1,152,424
105,440	Orexigen Therapeutics, Inc.*	296,286
109,695	Sangamo BioSciences, Inc.*	913,759

		6,046,269

	Communications Equipment 1.5%
7,025	F5 Networks, Inc.*	720,554
31,574	Finisar Corp.*	776,720
37,015	Riverbed Technology, Inc.*	1,393,615

		2,890,889

	Computer Storage & Peripherals 1.0%
144,665	Intevac, Inc.*	1,798,186

	Construction & Engineering 0.6%
50,400	MYR Group, Inc.*	1,205,568

	Construction Materials 1.0%
8,197,000	PT Holcim Indonesia Tbk* (Indonesia)	1,906,279

	Consumer Finance 3.3%
126,780	Dollar Financial Corp.*	2,630,685
37,565	First Cash Financial Services, Inc.*	1,450,009
117,000	Mahindra & Mahindra Financial Services Ltd. (India)	2,030,676

		6,111,370

	Data Processing & Outsourced Services 1.1%
113,100	Wirecard AG (Germany)	2,032,705

Shares		Value

	Diversified Banks 3.8%
39,900	Axis Bank Ltd. (India)	$1,257,975
87,690	Bank of Baroda (India)	1,897,541
39,210	HDFC Bank Ltd. (India)	2,066,230
10,951	HDFC Bank Ltd. ADR (India)	1,861,013

		7,082,759

	Diversified Support Services 2.7%
66,580	Copart, Inc.*	2,884,912
116,080	STR Holdings, Inc.*	2,226,414

		5,111,326

	Electronic Manufacturing Services 3.3%
65,400	Fabrinet*	1,318,464
50,883	IPG Photonics Corp.*	2,934,931
105,300	TTM Technologies, Inc.*	1,912,248

		6,165,643

	Environmental & Facilities Services 1.1%
144,759	Heritage-Crystal Clean, Inc.*	2,062,816

	General Merchandise Stores 3.2%
53,822	Dollar Tree, Inc.*	2,988,197
168,978	Gordmans Stores, Inc.*	2,995,980

		5,984,177

	Health Care Equipment 8.8%
80,974	Abaxis, Inc.*	2,335,290
365,033	AtriCure, Inc.*	4,154,075
243,600	Cardica, Inc.* ††	867,216
330,000	Cardica, Inc. PIPE* *** †	1,174,800
128,076	Cardiovascular Systems, Inc.*	1,387,063
28,445	DexCom, Inc.*	441,466
43,455	DiaSorin S.p.A. (Italy)	1,916,245
90,199	NuVasive, Inc.*	2,283,839
105,810	Synovis Life Technologies, Inc.*	2,029,436
16,460	Zonare Medical Systems, Inc.* *** †	165

		16,589,595

	Health Care Services 1.0%
83,115	Bio-Reference Laboratories, Inc.*	1,865,101
108,917	TargetRX, Inc.* *** †	1,089

		1,866,190

	Health Care Technology 3.7%
21,550	athenahealth, Inc.*	972,552
75,801	Computer Programs and Systems, Inc.	4,872,488
86,200	Vital Images, Inc.*	1,164,562

		7,009,602

	Industrial Machinery 0.7%
159,500	AIA Engineering Ltd. (India)	1,233,939

	Internet Retail 1.8%
10,955	MakeMyTrip Ltd.* (India)	321,091
55,400	Start Today Co. Ltd. (Japan)	859,551
159,870	Yoox S.p.A.* (Italy)	2,225,065

		3,405,707

	Internet Software & Services 6.0%
159,684	Envestnet, Inc.*	2,146,153
124,091	SciQuest, Inc.*	1,801,801
161,615	SPS Commerce, Inc.*	2,506,649
235,787	TechTarget, Inc.*	2,100,862
52,135	VistaPrint N.V.*	2,705,807
91,388	Xtera Communications, Inc.* *** †	914

		11,262,186

WASATCH ULTRA GROWTH FUND (WAMCX) — Schedule of Investments (continued)

Shares		Value

	IT Consulting & Other Services 4.3%
85,066	Cognizant Technology Solutions Corp., Class A*	$6,924,372
66,759	hiSoft Technology International Ltd. ADR* (China)	1,250,396

		8,174,768

	Life Sciences Tools & Services 1.0%
39,940	Divi’s Laboratories Ltd. (India)	603,645
55,138	ICON plc ADR* (Ireland)	1,190,430

		1,794,075

	Oil & Gas Equipment & Services 1.1%
25,415	Dril-Quip, Inc.*	2,008,547

	Oil & Gas Exploration & Production 1.9%
477,000	Afren plc* (United Kingdom)	1,249,702
72,015	Petrohawk Energy Corp.*	1,767,248
85,800	Selan Exploration Technology Ltd. (India)	640,686

		3,657,636

	Packaged Foods & Meats 1.4%
50,790	GlaxoSmithKline Consumer Healthcare Ltd. (India)	2,562,449

	Personal Products 0.0%
50,403	Ophthonix, Inc.* *** †	504

	Regional Banks 0.3%
642,935	City Union Bank Ltd. (India)	647,332

	Research & Consulting Services 2.0%
137,081	eClerx Services Ltd. (India)	1,982,672
95,260	Resources Connection, Inc.	1,847,091

		3,829,763

	Restaurants 1.1%
41,230	Peet’s Coffee & Tea, Inc.*	1,982,751

	Semiconductors 12.0%
68,238	Hittite Microwave Corp.*	4,351,537
75,245	NetLogic Microsystems, Inc.*	3,161,795
34,690	NVE Corp.	1,954,435
280,395	O2Micro International Ltd. ADR* (China)	2,131,002
163,530	Power Integrations, Inc.††	6,268,105
108,235	Silicon Laboratories, Inc.*	4,676,834

		22,543,708

	Specialized Finance 3.9%
9,835	Crisil Ltd. (India)	1,411,459
47,815	ICRA Ltd. (India)	1,152,621
129,055	MSCI, Inc., Class A*	4,751,805

		7,315,885

	Specialty Stores 1.1%
58,245	Hibbett Sports, Inc.*	2,085,753

	Systems Software 4.1%
74,114	DemandTec, Inc.*	975,340
66,442	NetSuite, Inc.*	1,932,134
74,315	OPNET Technologies, Inc.	2,897,542
69,465	Sourcefire, Inc.*	1,910,982

		7,715,998

	Total Common Stocks (cost $124,572,134)	179,614,624

Shares		Value

	PREFERRED STOCKS 0.7%

	Biotechnology 0.1%
169,492	Nanosys, Inc., Series D Pfd.* *** †	$194,068
40,380	Nanosys, Inc., Series E Pfd.* *** †	46,235

		240,303

	Health Care Technology 0.6%
253,064	Data Sciences International, Inc., Series B Pfd.* *** †	807,502
243,902	TherOx, Inc., Series I Pfd.* *** †	207,317

		1,014,819

	Total Preferred Stocks (cost $2,021,237)	1,255,122

	LIMITED PARTNERSHIP INTEREST 2.8%
	Asset Management & Custody Banks 2.8%
	Greenspring Global Partners II-B, L.P.*** †	4,019,774
	Greenspring Global Partners III-B, L.P.*** †	1,280,595

		5,300,369

	Total Limited Partnership Interest (cost $5,184,467)	5,300,369

	WARRANTS 0.2%

	Health Care Equipment 0.2%
165,000	Cardica, Inc., expiring 9/29/14* *** †	348,150
162,021	Zonare Medical Systems, Inc., expiring 6/30/11* *** †	—

		348,150

	Total Warrants (cost $20,625)	348,150

Principal Amount		Value

	SHORT-TERM INVESTMENTS 0.8%

	Repurchase Agreement 0.8%
$1,470,331	Repurchase Agreement dated 3/31/11, 0.01% due 4/1/11 with State Street Bank and Trust Co. collateralized by $1,485,000 of United States Treasury Bonds 4.50% due 8/15/39; value: $1,500,742; repurchase proceeds: $1,470,332†† (cost $1,470,331)	$1,470,331

	Total Short-Term Investments (cost $1,470,331)	1,470,331

	Total Investments (cost $133,268,794) 100.0%	187,988,596

	Liabilities less Other Assets (<0.1%)	(4,260)

	NET ASSETS 100.0%	$187,984,336

*Non-income producing.

***Security was fair valued under procedures adopted by the Board of Trustees (see Note 15).

†Security purchased in a private placement transaction or under Rule 144A of the Securities Act of 1933 (see Note 11).

††All or a portion of this security has been designated as collateral for purchase commitments (see Note 12).

ADR American Depositary Receipt.

PIPE Private Investment in a Public Equity.

See Notes to Financial Statements.

MARCH 31, 2011 (UNAUDITED)

At March 31, 2011, Wasatch Ultra Growth Fund’s investments, excluding short-term investments, were in the following countries:

Country	%
Brazil	0.6
China	2.7
Germany	1.1
Hong Kong	0.7
India	12.3
Indonesia	1.0
Ireland	0.6
Italy	2.2
Japan	0.5
Singapore	0.4
United Arab Emirates	0.9
United Kingdom	1.7
United States	75.3

TOTAL	100.0%

WASATCH-1ST SOURCE INCOME FUND (FMEQX) — Schedule of Investments

Principal Amount		Value

	ASSET BACKED SECURITIES 2.4%

$1,500,000	Citibank Credit Card Issuance Trust, 5.65%, 9/20/19, Series 2007-A8, Class A8	$1,687,554
600,000	Citibank Omni Master Trust, 4.90%, 11/15/18, Series 2009-A17, Class A17†	641,681
850,000	World Financial Network Credit Card Master Note Trust, 4.60%, 9/15/15, Series 2009-A, Class A	867,302

	Total Asset Backed Securities (cost $3,305,762)	3,196,537

	COLLATERALIZED MORTGAGE OBLIGATIONS 23.2%

40,913	ABN Amro Mortgage Corp., 5.50%, 2/25/18, Series 2003-13, Class A2	40,897
250,000	Banc of America Commercial Mortgage, Inc., 5.071%, 11/10/42, Series 2005-1, Class A4†††	257,386
33,935	Banc of America Mortgage Securities, Inc., 3.115%, 2/25/33, Series 2003-A, Class 3A1†††	33,631
329,890	Bear Stearns Commercial Mortgage Securities, 4.735%, 9/11/42, Series 2005-PWR9, Class A2	330,654
239,337	Countrywide Home Loans, 4.50%, 8/25/19, Series 2004-J7, Class 2A1	244,021
24,851	Credit Suisse First Boston Mortgage Securities Corp., 4.302%, 7/15/36, Series 2004-C3, Class A3	24,839
67,037	Federal Home Loan Mortgage Corp., 2.29%, 11/1/35, Series 1M0010†††	69,828
129,582	Federal Home Loan Mortgage Corp., 2.513%, 5/1/31, Series 847292†††	136,709
100,715	Federal Home Loan Mortgage Corp., 2.572%, 12/1/32, Series 847527†††	105,718
36,329	Federal Home Loan Mortgage Corp., 2.783%, 8/1/33, Series 847281†††	38,157
492,919	Federal Home Loan Mortgage Corp., 3.996%, 1/1/25, Series 775629†††	497,460
334,051	Federal Home Loan Mortgage Corp., 4.15%, 5/1/25, Series 775617†††	346,031
39,438	Federal Home Loan Mortgage Corp., 4.50%, 7/15/15, Series 2864, Class CV	39,634
586,359	Federal Home Loan Mortgage Corp., 4.50%, 12/1/18, Series G11657	620,425
24,100	Federal Home Loan Mortgage Corp., 5.00%, 5/15/16, Series R007, Class AL	24,149
174,923	Federal Home Loan Mortgage Corp., 5.00%, 2/15/23, Series 2960, Class KP	180,216
124,912	Federal Home Loan Mortgage Corp., 5.125%, 6/15/18, Series R016, Class AM	128,941
452,406	Federal Home Loan Mortgage Corp., 5.50%, 5/15/15, Series 2808, Class VA	487,177
172,549	Federal Home Loan Mortgage Corp., 5.50%, 10/1/25, Series C90925	187,314
470,172	Federal Home Loan Mortgage Corp., 5.50%, 8/1/29, Series C46102	505,058
38,560	Federal Home Loan Mortgage Corp., 5.875%, 5/15/16, Series R007, Class AC	38,665
498,997	Federal National Mortgage Assoc., 2.135%, 12/1/35, Series 848390†††	510,329
379,088	Federal National Mortgage Assoc., 2.18%, 1/1/35, Series 825245†††	392,509
216,377	Federal National Mortgage Assoc., 2.285%, 11/1/34, Series 782320†††	225,739
17,426	Federal National Mortgage Assoc., 2.60%, 10/1/32, Series 659567†††	18,290

Principal Amount		Value

$ 230,641	Federal National Mortgage Assoc., 2.815%, 1/1/18, Series 57735†††	$233,988
243,113	Federal National Mortgage Assoc., 3.389%, 2/1/21, Series 313380†††	247,006
553,120	Federal National Mortgage Assoc., 3.875%, 1/25/39, Series 2009-2, Class WJ	574,669
426,760	Federal National Mortgage Assoc., 4.00%, 10/25/32, Series 2003-28, Class GA	444,761
242,180	Federal National Mortgage Assoc., 4.078%, 7/1/19, Series 070377†††	246,583
556,801	Federal National Mortgage Assoc., 4.50%, 5/1/19, Series 725445	588,540
543,359	Federal National Mortgage Assoc., 4.50%, 7/1/19, Series 725609	574,332
599,764	Federal National Mortgage Assoc., 4.50%, 6/25/29, Series 2005-121, Class V	622,499
341,652	Federal National Mortgage Assoc., 4.50%, 1/25/30, Series 2004-67, Class AC	352,826
1,301,800	Federal National Mortgage Assoc., 5.00%, 7/25/23, Series 2005-4, Class VG	1,391,843
250,000	Federal National Mortgage Assoc., 5.50%, 5/25/23, Series 2003-42, Class EK	273,836
1,414,811	Government National Mortgage Assoc., 3.00%, 12/20/38, Series 2010-89, Class PA	1,438,811
357,858	Government National Mortgage Assoc., 3.25%, 1/20/30, Series 80364†††	372,351
665,126	Government National Mortgage Assoc., 3.25%, 7/20/37, Series 2010-33, Class AP	676,497
1,208,987	Government National Mortgage Assoc., 4.00%, 6/20/37, Series 2008-30, Class AC	1,255,846
1,169,703	Government National Mortgage Assoc., 4.00%, 6/20/38, Series 2009-69, Class WC	1,214,700
1,392,985	Government National Mortgage Assoc., 4.00%, 9/20/38, Series 2009-108, Class WG	1,455,099
1,608,756	Government National Mortgage Assoc., 4.00%, 3/20/39, Series 2009-31, Class TA	1,677,658
1,455,733	Government National Mortgage Assoc., 4.00%, 4/16/39, Series 2009-110, Class AB	1,500,596
842,835	Government National Mortgage Assoc., 4.50%, 8/15/24, Series 717874	892,723
190,949	Government National Mortgage Assoc., 4.50%, 1/20/31, Series 2005-38, Class A	193,694
1,164,573	Government National Mortgage Assoc., 4.50%, 6/20/34, Series 2009-101, Class G	1,222,743
1,202,563	Government National Mortgage Assoc., 4.50%, 8/20/34, Series 2009-36, Class G	1,266,311
1,314,486	Government National Mortgage Assoc., 4.50%, 8/16/35, Series 2009-62, Class DT	1,373,183
1,120,958	Government National Mortgage Assoc., 4.50%, 3/20/39, Series 2009-14, Class AG	1,189,995
650,000	Government National Mortgage Assoc., 4.658%, 12/16/30, Series 2005-12, Class C	692,397
1,008,577	Government National Mortgage Assoc., 5.00%, 1/20/16, Series 2005-3, Class VA	1,079,936
161,039	Government National Mortgage Assoc., 5.00%, 12/20/29, Series 2004-101, Class MA	162,634
1,074,883	Government National Mortgage Assoc., 5.00%, 9/16/31, Series 2009-38, Class A	1,135,520
500,000	Government National Mortgage Assoc., 5.00%, 7/20/34, Series 2004-105, Class MC	535,150
282,036	Government National Mortgage Assoc., 5.00%, 8/20/39, Series 004513	296,975

	Total Collateralized Mortgage Obligations (cost $30,101,610)	30,667,479

MARCH 31, 2011 (UNAUDITED)

Principal Amount		Value

	CORPORATE BONDS 32.2%

	Aerospace & Defense 1.1%
$ 200,000	General Dynamics Corp., 4.25%, 5/15/13	$212,850
250,000	Martin Marietta Corp., 7.375%, 4/15/13	278,455
1,000,000	Raytheon Co., 1.625%, 10/15/15	954,813

		1,446,118

	Air Freight & Logistics 0.4%
500,000	United Parcel Service, Inc., 3.875%, 4/1/14	532,894

	Automotive Retail 0.6%
775,000	AutoZone, Inc., 5.50%, 11/15/15	835,311

	Biotechnology 0.2%
300,000	Amgen, Inc., 4.85%, 11/18/14	328,271

	Cable & Satellite 0.5%
550,000	Comcast Corp., 5.30%, 1/15/14	598,771

	Computer Hardware 0.7%
600,000	Hewlett-Packard Co., 2.125%, 9/13/15	588,367
300,000	Hewlett-Packard Co., 6.50%, 7/1/12	320,520

		908,887

	Construction & Farm Machinery & Heavy Trucks 1.3%
500,000	Caterpillar Financial Services Corp., 5.85%, 9/1/17 MTN	570,105
550,000	John Deere Capital Corp., 4.90%, 9/9/13 MTN	597,114
500,000	PACCAR Financial Corp., 1.95%, 12/17/12 MTN	507,585

		1,674,804

	Consumer Finance 0.6%
700,000	American Express Credit Corp., 5.875%, 5/2/13 MTN	755,793

	Distillers & Vintners 0.4%
504,000	Diageo Capital plc, 7.375%, 1/15/14 (United Kingdom)	578,379

	Diversified Banks 4.1%
1,000,000	Bank of America Corp., 7.375%, 5/15/14	1,129,324
325,000	HSBC Finance Corp., 6.375%, 10/15/11	334,927
950,000	Royal Bank of Canada Certificate of Deposit, 2.25%, 3/15/13 (Canada)	978,489
500,000	SouthTrust Corp., 5.80%, 6/15/14	539,965
950,000	US Bancorp, 4.20%, 5/15/14	1,011,328
750,000	Wachovia Corp., 5.25%, 8/1/14	802,103
700,000	Wells Fargo & Co., 0.393%, 1/24/12†††	700,353

		5,496,489

	Diversified Metals & Mining 0.4%
450,000	Rio Tinto Alcan, Inc., 4.50%, 5/15/13 (Canada)	477,945

	Drug Retail 0.7%
550,000	CVS Caremark Corp., 5.75%, 8/15/11	560,278
400,000	Walgreen Co., 4.875%, 8/1/13	433,413

		993,691

	Electric Utilities 1.0%
350,000	Energy East Corp., 6.75%, 6/15/12	369,277
300,000	Florida Power & Light Co., 4.85%, 2/1/13	318,804
600,000	Georgia Power Co., 5.125%, 11/15/12, Series K	638,403

		1,326,484

	Footwear 0.5%
600,000	Nike, Inc., 5.15%, 10/15/15 MTN	661,175

Principal Amount		Value

	Health Care Distributors 0.5%
$ 650,000	Cardinal Health, Inc., 5.50%, 6/15/13	$699,240

	Health Care Equipment 0.2%
250,000	Baxter International, Inc., 4.625%, 3/15/15	272,005

	Household Appliances 0.3%
350,000	Whirlpool Corp., 8.00%, 5/1/12	372,993

	Industrial Conglomerates 3.7%
500,000	3M Co., 4.375%, 8/15/13 MTN	539,633
1,250,000	General Electric Capital Corp., 3.75%, 11/14/14, Series A	1,302,364
1,000,000	General Electric Capital Corp., 5.40%, 2/15/17 MTN	1,084,056
1,000,000	General Electric Capital Corp., 5.90%, 5/13/14	1,103,730
740,000	Tyco International Finance Ltd. S.A., 6.00%, 11/15/13	819,213

		4,848,996

	Industrial Gases 0.5%
600,000	Praxair, Inc., 2.125%, 6/14/13	614,522

	Industrial Machinery 0.5%
600,000	Parker Hannifin Corp., 4.875%, 2/15/13	641,045

	Instruments-Scientific 0.5%
600,000	Thermo Fisher Scientific, Inc., 2.15%, 12/28/12	609,677

	Integrated Oil & Gas 0.4%
500,000	ConocoPhillips, 4.60%, 1/15/15	544,917

	Integrated Telecommunication Services 1.5%
170,774	Ameritech Capital Funding, 9.10%, 6/1/16	199,512
870,000	AT&T, Inc., 2.50%, 8/15/15	863,545
520,000	Verizon Communications, Inc., 5.55%, 2/15/16	577,530
300,000	Verizon Global Funding Corp., 4.375%, 6/1/13	318,848

		1,959,435

	Investment Banking & Brokerage 0.4%
500,000	Goldman Sachs Group, Inc. (The), 5.35%, 1/15/16	533,640

	Life & Health Insurance 1.5%
500,000	Principal Life Income Funding Trusts, 5.30%, 4/24/13 MTN	537,980
850,000	Prudential Financial, Inc., 6.20%, 1/15/15	938,115
480,000	Prudential Holdings, LLC, 7.245%, 12/18/23, Series FSA†	548,702

		2,024,797

	Movies & Entertainment 0.5%
250,000	Walt Disney Co. (The), 4.50%, 12/15/13	270,918
350,000	Walt Disney Co. (The), 6.00%, 7/17/17, Series C MTN	397,973

		668,891

	Oil & Gas Exploration & Production 0.2%
300,000	Apache Corp., 6.25%, 4/15/12	315,857

	Other Diversified Financial Services 1.3%
1,350,000	Bear Stearns Cos., LLC (The), 5.70%, 11/15/14	1,483,831
260,000	Source One Mortgage Services, 9.00%, 6/1/12, Series B	278,095

		1,761,926

WASATCH-1ST SOURCE INCOME FUND (FMEQX) — Schedule of Investments (continued)

Principal Amount		Value

	Personal Products 0.5%
$ 655,000	Avon Products, Inc., 5.625%, 3/1/14	$716,451

	Pharmaceuticals 2.1%
745,000	AstraZeneca plc, 5.90%, 9/15/17 (United Kingdom)	850,524
1,000,000	Johnson & Johnson, 5.55%, 8/15/17	1,147,308
725,000	Pharmacia Corp., 6.50%, 12/1/18	840,052

		2,837,884

	Property & Casualty Insurance 1.2%
435,000	Allstate Corp. (The), 7.50%, 6/15/13	485,513
650,000	Berkshire Hathaway Finance Corp., 4.625%, 10/15/13	701,068
325,000	Progressive Corp. (The), 6.375%, 1/15/12	339,677

		1,526,258

	Railroads 0.6%
300,000	Burlington Northern Santa Fe, LLC, 4.30%, 7/1/13	318,002
500,000	Union Pacific Corp., 6.125%, 1/15/12	520,289

		838,291

	Regional Banks 0.8%
800,000	BB&T Corp., 4.75%, 10/1/12	838,820
200,000	Fifth Third Bancorp, 5.45%, 1/15/17	207,286

		1,046,106

	Soft Drinks 0.5%
600,000	Bottling Group, LLC, 4.625%, 11/15/12	635,567

	Special Purpose Entity 0.1%
88,000	Targeted Return Index Fund, 6.814%, 1/15/12, Series 2002-10† †††	89,848

	Specialized Finance 0.5%
600,000	CME Group, Inc., 5.40%, 8/1/13	653,483

	Steel 0.8%
950,000	Nucor Corp., 5.00%, 12/1/12	1,008,931

	Systems Software 0.6%
750,000	Oracle Corp., 3.75%, 7/8/14	796,013

	Total Corporate Bonds (cost $41,154,949)	42,631,785

	MUNICIPAL BONDS 0.9%

650,000	Arizona State Transportation Board Highway Revenue, 5.00%, 7/1/23	686,387
500,000	Richmond, CA Joint Powers Financing Authority Revenue, 8.25%, 7/1/19	512,135

	Total Municipal Bonds (cost $1,153,087)	1,198,522

Shares		Value

	MUTUAL FUNDS 0.6%

44,765	Eaton Vance Short Duration Diversified Income Fund	$757,871

	Total Mutual Funds (cost $670,581)	757,871

	EXCHANGE TRADED FUNDS 0.5%

6,000	iShares iBoxx Investment Grade Corporate Bond Fund	649,200

	Total Exchange Traded Funds (cost $519,311)	649,200

Principal Amount		Value

	U.S. GOVERNMENT AGENCY SECURITIES 20.5%

$1,000,000	Federal Farm Credit Bank, 2.65%, 5/11/15	$1,024,523
1,000,000	Federal Farm Credit Bank, 3.85%, 2/11/15	1,072,285
1,000,000	Federal Farm Credit Bank, 3.875%, 10/7/13	1,067,350
650,000	Federal Farm Credit Bank, 4.875%, 4/1/14	714,891
1,500,000	Federal Home Loan Bank, 1.00%, 3/25/13	1,496,376
1,000,000	Federal Home Loan Bank, 1.00%, 12/29/14##	995,748
1,000,000	Federal Home Loan Bank, 1.125%, 4/19/13	998,374
1,000,000	Federal Home Loan Bank, 1.25%, 4/15/14##	1,000,343
1,000,000	Federal Home Loan Bank, 2.00%, 7/17/14##	1,013,547
1,550,000	Federal Home Loan Bank, 5.00%, 9/14/12	1,645,743
1,500,000	Federal Home Loan Mortgage Corp., 2.52%, 12/9/14	1,536,829
1,300,000	Federal Home Loan Mortgage Corp., 3.00%, 7/28/14	1,358,548
2,000,000	Federal Home Loan Mortgage Corp., 3.50%, 5/29/13	2,109,956
2,300,000	Federal Home Loan Mortgage Corp., 4.75%, 11/17/15	2,548,122
700,000	Federal Home Loan Mortgage Corp., 5.55%, 10/4/16	717,521
800,000	Federal National Mortgage Assoc., 1.50%, 9/23/14	788,970
1,000,000	Federal National Mortgage Assoc., 2.05%, 5/21/14##	1,004,972
1,800,000	Federal National Mortgage Assoc., 4.875%, 12/15/16	2,004,633
600,000	Federal National Mortgage Assoc., 5.24%, 8/7/18	650,435
621,349	New Valley Generation III, 4.687%, 1/15/22***	636,759
1,000,000	Tennessee Valley Authority, 0.00%, 11/1/18, Series C###	746,051
800,000	Tennessee Valley Authority, 6.00%, 3/15/13, Series C	878,217
1,000,000	Tennessee Valley Authority, 6.25%, 12/15/17, Series E	1,186,335

	Total U.S. Government Agency Securities (cost $26,872,983)	27,196,528

	U.S. TREASURY BONDS 10.7%

6,075,000	U.S. Treasury Bond 3.25%, 12/31/16	6,313,729
7,500,000	U.S. Treasury Bond 3.75%, 11/15/18	7,879,688

	Total U.S. Treasury Bonds (cost $14,253,155)	14,193,417

	U.S. TREASURY INFLATION PROTECTED BONDS 2.1%

2,575,048	U.S. Treasury Bond 1.625%, 1/15/18#	2,784,271

	Total U.S. Treasury Inflation Protected Bonds (cost $2,517,371)	2,784,271

MARCH 31, 2011 (UNAUDITED)

Shares		Value

	PREFERRED STOCKS 1.1%

	Investment Banking & Brokerage 0.4%
20,000	Morgan Stanley Cap Tr VI, 6.60%, Pfd.	$489,000

	Other Diversified Financial Services 0.7%
15,000	Bank of America Corp., 8.20%, 5/13/13, Series H Pfd.§§§	394,050
20,000	Bank One Capital TR VI, 7.20%, 10/15/31 Pfd.	513,800

		907,850

	Total Preferred Stocks (cost $1,353,591)	1,396,850

Principal Amount		Value

	SHORT-TERM INVESTMENTS 6.2%

	Repurchase Agreement 6.2%
$8,259,591	Repurchase Agreement dated 3/31/11, 0.01% due 4/1/11 with State Street Bank and Trust Co. collateralized by $8,340,000 of United States Treasury Bonds 4.50% due 8/15/39; value: $8,428,408; repurchase proceeds: $8,259,593 (cost $8,259,591)	$8,259,591

	Total Short-Term Investments (cost $8,259,591)	8,259,591

	Total Investments (cost $130,161,991) 100.4%	132,932,051

	Liabilities less Other Assets (0.4%)	(487,690)

	NET ASSETS 100.0%	$132,444,361

***Security was fair valued under procedures adopted by the Board of Trustees (see Note 15).

†Security purchased in a private placement transaction or under Rule 144A of the Securities Act of 1933 (see Note 11).

†††Variable Rate Securities.

§§§Perpetual Maturity. Callable any time after first call date. Maturity date is next call date.

#Treasury Inflation Protected Securities. A U.S. Treasury Note or Bond that offers protection from inflation by paying a fixed rate of interest on principal amount that is adjusted for inflation based on the Consumer Price Index.

##Step Bond. The rate shown is as of March 31, 2011 and will reset at a future date.

###Zero Coupon Bond.

MTN Medium Term Note.

See Notes to Financial Statements.

At March 31, 2011, Wasatch-1st Source Income Fund’s investments, excluding short-term investments, were in the following countries:

Country	%
Canada	1.2
United Kingdom	1.1
United States	97.7

TOTAL	100.0%

WASATCH-HOISINGTON U.S. TREASURY FUND (WHOSX) — Schedule of Investments	MARCH 31, 2011 (UNAUDITED)

Principal Amount		Value

	U.S. GOVERNMENT OBLIGATIONS 100.3%

$ 9,700,000	U.S. Treasury Bond, 3.50%, 2/15/39	$8,132,849
4,500,000	U.S. Treasury Bond, 3.875%, 8/15/40	4,026,798
6,335,000	U.S. Treasury Bond, 4.25%, 5/15/39	6,076,652
1,400,000	U.S. Treasury Bond, 4.375%, 2/15/38	1,377,032
2,987,000	U.S. Treasury Bond, 4.375%, 5/15/40	2,920,270
15,200,000	U.S. Treasury Bond, 4.50%, 2/15/36	15,347,258
10,000,000	U.S. Treasury Bond, 4.50%, 5/15/38	10,029,690
4,500,000	U.S. Treasury Bond, 4.50%, 8/15/39	4,498,596
22,000,000	U.S. Treasury Bond, 4.75%, 2/15/37	23,027,818
2,360,000	U.S. Treasury Bond, 4.75%, 2/15/41	2,452,925
106,000,000	U.S. Treasury Strip, principal only, 2/15/31	42,519,356
55,837,000	U.S. Treasury Strip, principal only, 2/15/37	16,495,255
52,251,000	U.S. Treasury Strip, principal only, 5/15/39	13,652,141
20,000,000	U.S. Treasury Strip, principal only, 5/15/40	4,967,920

	Total U.S. Government Obligations (cost $167,296,388)	155,524,560

	SHORT-TERM INVESTMENTS 0.4%

	Repurchase Agreement 0.4%
589,549	Repurchase Agreement dated 3/31/11, 0.01% due 4/1/11 with State Street Bank and Trust Co. collateralized by $600,000 of United States Treasury Bonds 4.50% due 8/15/39; value: $606,360; repurchase proceeds: $589,549 (cost $589,549)	589,549

	Total Short-Term Investments (cost $589,549)	589,549

	Total Investments (cost $167,885,937) 100.7%	156,114,109

	Liabilities less Other Assets (0.7%)	(1,030,758)

	NET ASSETS 100.0%	$155,083,351

	See Notes to Financial Statements.

(This page intentionally left blank.)

WASATCH FUNDS — Statements of Assets and Liabilities

	CORE GROWTH FUND	EMERGING MARKETS SMALL CAP FUND	GLOBAL OPPORTUNITIES FUND

Assets:
Investments, at cost
Unaffiliated issuers	$314,196,522	$598,713,782	$224,516,684
Repurchase agreements	16,990,736	17,721,807	20,422,375

	$331,187,258	$616,435,589	$244,939,059

Investments, at market value
Unaffiliated issuers	$475,639,915	$684,279,909	$312,725,438
Repurchase agreements	16,990,736	17,721,807	20,422,375

	492,630,651	702,001,716	333,147,813
Cash	—	—	—
Foreign currency on deposit (cost of $0, $2,836,465, $676,791, $0, $809,986, $13,778, $822,150 and $0, respectively)	—	2,842,384	682,715
Receivable for investment securities sold	2,380,264	1,269,170	381,679
Capital shares receivable	119,089	3,260,116	411,792
Interest and dividends receivable	260,161	1,256,016	461,662
Prepaid expenses and other assets	25,948	81,608	26,513
Unrealized appreciation on foreign currency exchange contracts	—	—	—

Total Assets	495,416,113	710,711,010	335,112,174

Liabilities:
Bank overdraft of foreign currency (cost of $0, $0, $0, $42, $0, $0, $0 and $0, respectively)	—	—	—
Payable for securities purchased	—	3,707,468	3,932,756
Capital shares payable	315,953	676,347	155,925
Dividends payable to shareholders	—	—	—
Payable to Advisor	409,481	768,559	402,917
Accrued fund administration fees	7,204	9,989	4,742
Accrued expenses and other liabilities	217,982	162,494	100,015
Other payables	275,461	567,519	14,992
Unrealized depreciation on foreign currency exchange contracts	—	—	—

Total Liabilities	1,226,081	5,892,376	4,611,347

Net Assets	$494,190,032	$704,818,634	$330,500,827

Net Assets Consist of:
Capital stock	$134,649	$2,838,264	$728,343
Paid-in-capital in excess of par	439,445,532	630,192,775	233,114,972
Undistributed net investment income (loss)	1,331,374	(3,008,245)	(1,903,551)
Undistributed net realized gain (loss) on investments and foreign currency translations	(107,889,779)	(10,233,733)	10,355,328
Net unrealized appreciation on investments and foreign currency translations	161,168,256	85,029,573	88,205,735

Net Assets	$494,190,032	$704,818,634	$330,500,827

Capital Stock, $.01 par value:
Authorized	10,000,000,000	10,000,000,000	10,000,000,000
Issued and outstanding	13,464,901	283,826,427	72,834,314

NET ASSET VALUE, REDEMPTION PRICE AND OFFERING PRICE PER SHARE	$36.70	$2.48	$4.54

[1]	Formerly known as Wasatch-1st Source Income Equity Fund.

See Notes to Financial Statements.

MARCH 31, 2011 (UNAUDITED)

GLOBAL SCIENCE & TECHNOLOGY FUND	HERITAGE GROWTH FUND	INTERNATIONAL GROWTH FUND	INTERNATIONAL OPPORTUNITIES FUND	LARGE CAP VALUE FUND[1]

$60,524,250	$58,557,691	$232,418,802	$123,921,367	$1,436,224,251
2,669,572	3,875,667	4,006,098	26,448,788	31,210,844

$63,193,822	$62,433,358	$236,424,900	$150,370,155	$1,467,435,095

$73,757,310	$83,805,954	$295,290,201	$156,994,987	$1,817,914,268
2,669,572	3,875,667	4,006,098	26,448,788	31,210,844

76,426,882	87,681,621	299,296,299	183,443,775	1,849,125,112
—	—	—	659,445	—

—	830,133	13,823	823,569	—
704,166	136,838	2,615	2,509,403	—
17,125	10,174	225,090	79,656	1,571,790
129,116	24,946	439,540	402,764	2,486,513
13,722	8,354	25,323	20,884	132,346
—	—	—	121,322	—

77,291,011	88,692,066	300,002,690	188,060,818	1,853,315,761

43	—	—	—	—
344,206	146,108	2,413,134	5,142,408	—
90,627	95,477	1,136,714	101,987	2,113,808
—	—	—	—	242,144
98,110	43,600	312,712	256,135	1,418,695
1,127	1,288	4,434	2,667	27,306
64,331	50,199	84,703	157,910	566,368
—	—	48,099	13,517	—
—	—	—	2,964	—

598,444	336,672	3,999,796	5,677,588	4,368,321

$76,692,567	$88,355,394	$296,002,894	$182,383,230	$1,848,947,440

$47,930	$70,239	$144,196	$676,551	$1,254,926
84,627,747	66,992,044	258,255,974	135,115,637	1,508,438,279
(332,668)	18,978	(1,499,936)	(1,767,970)	(68,696)

(20,885,367)	(3,994,277)	(23,721,677)	15,173,528	(42,367,377)
13,234,925	25,268,410	62,824,337	33,185,484	381,690,308

$76,692,567	$88,355,394	$296,002,894	$182,383,230	$1,848,947,440

10,000,000,000	10,000,000,000	10,000,000,000	10,000,000,000	10,000,000,000
4,793,003	7,023,902	14,419,578	67,655,133	125,492,592

$16.00	$12.58	$20.53	$2.70	$14.73

WASATCH FUNDS — Statements of Assets and Liabilities (continued)

	LONG/SHORT FUND[1]	MICRO CAP FUND	MICRO CAP VALUE FUND

Assets:
Investments, at cost
Unaffiliated issuers	$420,509,279	$225,837,599	$151,049,495
Affiliated issuers[2]	—	—	—
Repurchase agreements	112,755,949	12,467,754	18,896,780

	$533,265,228	$238,305,353	$169,946,275

Investments, at market value
Unaffiliated issuers	$485,294,144	$330,797,040	$189,856,798
Affiliated issuers[2]	—	—	—
Repurchase agreements	112,755,949	12,467,754	18,896,780

	598,050,093	343,264,794	208,753,578
Cash	2,142,734	—	—
Foreign currency on deposit (cost of $0, $0, $18, $0, $0, $2,113, $0, $0 and $0, respectively)	—	—	18
Receivable for investment securities sold	32,119,674	3,763,605	3,978,205
Receivable from broker for securities sold short	78,895,965	—	—
Capital shares receivable	5,179,051	95,403	27,973
Interest and dividends receivable	462,758	139,848	181,350
Prepaid expenses and other assets	44,552	18,856	13,792

Total Assets	716,894,827	347,282,506	212,954,916

Liabilities:
Call options written at value (premiums of $7,228,515, $0, $32,499, $0, $0, $0, $0, $0 and $0, respectively)	8,043,286	—	28,000
Securities sold short, at value (proceeds of $109,352,627, $0, $0, $0, $0, $0, $0, $0 and $0, respectively)	113,692,748	—	—
Payable for securities purchased	11,254,115	1,535,379	3,011,500
Capital shares payable	287,425	99,387	83,072
Dividends payable to shareholders	—	—	—
Payable to Advisor	501,518	555,353	335,660
Accrued fund administration fees	7,985	5,013	3,044
Accrued expenses and other liabilities	100,774	96,643	111,518
Other payables	146,600	—	10,633
Unrealized depreciation on foreign currency exchange contracts	—	—	959,307

Total Liabilities	134,034,451	2,291,775	4,542,734

Net Assets	$582,860,376	$344,990,731	$208,412,182

Net Assets Consist of:
Capital stock	$429,765	$607,913	$742,504
Paid-in-capital in excess of par	515,354,606	323,082,244	170,195,930
Undistributed net investment income (loss)	(740,739)	(883,129)	(1,816,243)
Undistributed net realized gain (loss) on investments and foreign currency translations	8,186,771	(82,776,676)	1,444,662
Net unrealized appreciation (depreciation) on investments and foreign currency translations	59,629,973	104,960,379	37,845,329

Net Assets	$582,860,376	$344,990,731	$208,412,182

Capital Stock, $.01 par value:
Authorized	10,000,000,000	10,000,000,000	10,000,000,000
Issued and outstanding	42,976,468	60,791,311	74,250,434

NET ASSET VALUE, REDEMPTION PRICE AND OFFERING PRICE PER SHARE	$13.56	$5.68	$2.81

[1]	Formerly known as Wasatch-1st Source Long/Short Fund.

[2]	See Note 10 for information on affiliated issuers.

See Notes to Financial Statements.

MARCH 31, 2011 (UNAUDITED)

SMALL CAP GROWTH FUND	SMALL CAP VALUE FUND	STRATEGIC INCOME FUND	ULTRA GROWTH FUND	INCOME FUND	U.S. TREASURY FUND

$942,255,833	$158,002,087	$24,051,022	$131,798,463	$121,902,400	$167,296,388
23,372,759	—	—	—	—	—
135,131,236	15,433,943	1,449,960	1,470,331	8,259,591	589,549

$1,100,759,828	$173,436,030	$25,500,982	$133,268,794	$130,161,991	$167,885,937

$1,422,932,552	$222,836,352	$27,452,445	$186,518,265	$124,672,460	$155,524,560
37,486,059	—	—	—	—	—
135,131,236	15,433,943	1,449,960	1,470,331	8,259,591	589,549

1,595,549,847	238,270,295	28,902,405	187,988,596	132,932,051	156,114,109
—	—	—	—	—	—
—	—	2,113	—	—	—
5,568	4,981,393	198,307	1,144,691	—	—
—	—	—	—	—	—
939,457	26,269	1,075	24,485	48,495	121,559
871,072	94,030	155,163	87,710	1,108,993	647,186
62,692	16,375	14,117	19,878	22,353	23,678

1,597,428,636	243,388,362	29,273,180	189,265,360	134,111,892	156,906,532

—	—	—	—	—	—

—	—	—	—	—	—
6,783,961	1,317,408	164,931	249,145	1,487,302	—
1,227,727	37,627	9,333	771,996	18,232	1,508,654
—	—	1,934	—	50,520	180,799
1,295,321	299,763	12,597	158,946	61,915	69,425
22,747	3,517	425	2,822	1,988	2,347
377,657	157,473	17,771	98,115	47,574	61,956
60,552	13,714	—	—	—	—
—	—	—	—	—	—

9,767,965	1,829,502	206,991	1,281,024	1,667,531	1,823,181

$1,587,660,671	$241,558,860	$29,066,189	$187,984,336	$132,444,361	$155,083,351

$377,274	$617,881	$33,169	$77,783	$130,967	$114,675
1,072,979,841	309,060,381	33,405,742	143,949,749	132,126,113	169,256,012
(638,191)	(56,518)	34,295	(1,540,874)	8,893	14,810
20,206,013	(132,884,324)	(7,808,434)	(9,223,044)	(2,591,672)	(2,530,318)

494,735,734	64,821,440	3,401,417	54,720,722	2,770,060	(11,771,828)

$1,587,660,671	$241,558,860	$29,066,189	$187,984,336	$132,444,361	$155,083,351

10,000,000,000	10,000,000,000	10,000,000,000	10,000,000,000	10,000,000,000	10,000,000,000
37,727,412	61,788,086	3,316,887	7,778,285	13,096,717	11,467,451

$42.08	$3.91	$8.76	$24.17	$10.11	$13.52

WASATCH FUNDS — Statements of Operations

	CORE GROWTH FUND	EMERGING MARKETS SMALL CAP FUND	GLOBAL OPPORTUNITIES FUND

Investment Income:
Interest	$1,169	$2,306	$636
Dividends[2]
Unaffiliated issuers	1,579,950	4,224,191	1,838,419

Total investment income	1,581,119	4,226,497	1,839,055

Expenses:
Investment advisory fees	2,314,733	6,224,542	2,550,632
Shareholder servicing fees	322,765	627,263	157,900
Fund administration fees	44,189	67,678	27,205
Fund accounting fees	31,772	55,946	43,415
Reports to shareholders	55,009	86,038	31,066
Custody fees	38,001	426,310	55,800
Federal and state registration fees	17,092	87,285	21,395
Legal fees	10,385	13,473	5,940
Trustees’ fees	17,031	17,771	9,079
Interest	2,788	9,206	1,556
Audit fees and other expenses	32,453	24,986	22,580

Total expenses before reimbursement	2,886,218	7,640,498	2,926,568
Reimbursement of expenses by Advisor	—	(609,988)	—

Net Expenses	2,886,218	7,030,510	2,926,568

Net Investment Income (Loss)	(1,305,099)	(2,804,013)	(1,087,513)

Realized and Unrealized Gain (Loss):
Net realized gain on investments and foreign currency translations
Unaffiliated issuers	14,655,490	5,344,083	11,389,403
Net realized gain on short positions	—	—	—
Realized foreign capital gains taxes	—	(295,996)	—
Change in unrealized appreciation (depreciation) on investments and foreign currency translations	79,653,990	3,824,755	36,426,303
Change in deferred foreign capital gains taxes	(46,344)	2,264,676	90,906

Net gain on investments	94,263,136	11,137,518	47,906,612

Net Increase in Net Assets Resulting from Operations	$92,958,037	$8,333,505	$46,819,099

[1]	Formerly known as Wasatch-1st Source Income Equity Fund.

[2]	Net of $42,627, $306,992, $83,722, $16,263, $5,798, $90,860, $68,367 and $29,397 in foreign withholding taxes, respectively.

See Notes to Financial Statements.

FOR THE SIX MONTHS ENDED MARCH 31, 2011 (UNAUDITED)

GLOBAL SCIENCE & TECHNOLOGY FUND	HERITAGE GROWTH FUND	INTERNATIONAL GROWTH FUND	INTERNATIONAL OPPORTUNITIES FUND	LARGE CAP VALUE FUND[1]

$151	$171	$743	$1,009	$1,483

362,901	413,398	1,332,786	793,186	19,213,662

363,052	413,569	1,333,529	794,195	19,215,145

534,854	290,237	2,510,586	1,654,381	7,848,222
79,168	82,625	203,139	268,877	1,173,515
6,809	7,919	33,730	16,197	166,562
14,267	10,784	34,263	28,386	98,118
11,304	9,959	27,935	39,617	154,353
11,636	4,701	133,109	85,363	21,248
10,459	10,299	32,550	14,504	32,978
1,616	1,902	7,519	3,727	39,806
2,672	3,178	11,202	5,938	65,815
448	537	11,880	1,009	10,558
22,522	17,636	25,644	21,638	64,717

695,755	439,777	3,031,557	2,139,637	9,675,892
—	(45,350)	—	(229,732)	(73,115)

695,755	394,427	3,031,557	1,909,905	9,602,777

(332,703)	19,142	(1,698,028)	(1,115,710)	9,612,368

7,413,683	3,710,562	43,520,980	20,103,914	22,971,293
1,201	—	—	—	—
—	—	(223,661)	(17,565)	—
4,082,001	10,382,298	(15,174,608)	(7,086,095)	241,311,881
—	—	596,053	195,401	—

11,496,885	14,092,860	28,718,764	13,195,655	264,283,174

$11,164,182	$14,112,002	$27,020,736	$12,079,945	$273,895,542

WASATCH FUNDS — Statements of Operations (continued)

	LONG/SHORT FUND[1]	MICRO CAP FUND	MICRO CAP VALUE FUND

Investment Income:
Interest	$3,044	$489	$806
Dividends[2]
Unaffiliated issuers	2,684,032	2,616,137	894,420

Total investment income	2,687,076	2,616,626	895,226

Expenses:
Investment advisory fees	2,232,523	3,139,223	1,948,216
Shareholder servicing fees	209,874	134,024	186,502
Fund administration fees	38,492	30,722	19,086
Fund accounting fees	27,139	26,758	22,768
Reports to shareholders	33,965	25,194	26,424
Custody fees	12,095	36,956	32,441
Federal and state registration fees	28,139	13,381	15,305
Legal fees	7,799	7,055	4,545
Trustees’ fees	12,244	11,713	7,424
Dividends on securities sold short	622,513	—	—
Interest	145,934	1,933	1,238
Audit fees and other expenses	20,259	26,354	22,932

Total expenses before reimbursement	3,390,976	3,453,313	2,286,881
Reimbursement of expenses by Advisor	—	—	(37,707)

Net Expenses	3,390,976	3,453,313	2,249,174

Net Investment Income (Loss)	(703,900)	(836,687)	(1,353,948)

Realized and Unrealized Gain (Loss):
Net realized gain (loss) on investments and foreign currency translations
Unaffiliated issuers	23,395,450	5,789,006	13,842,319
Affiliated issuers[3]	—	—	—
Net realized gain on options written	2,619,432	—	678,440
Net realized loss on short positions	(6,268,706)	—	—
Realized foreign capital gains taxes	—	—	(40,212)
Change in unrealized appreciation (depreciation) on investments, options written and foreign currency translations	40,306,626	71,963,952	19,409,992
Change in deferred foreign capital gains taxes	—	204,251	275,059

Net gain (loss) on investments	60,052,802	77,957,209	34,165,598

Net Increase (Decrease) in Net Assets Resulting from Operations	$59,348,902	$77,120,522	$32,811,650

[1]	Formerly known as Wasatch-1st Source Long/Short Fund.

[2]	Net of $2,250, $36,004, $18,850, $35,878, $0, $4,421, $1,720, $0 and $0 in foreign withholding taxes, respectively.

[3]	See Note 10 for information on affiliated issuers.

See Notes to Financial Statements.

FOR THE SIX MONTHS ENDED MARCH 31, 2011 (UNAUDITED)

SMALL CAP GROWTH FUND	SMALL CAP VALUE FUND	STRATEGIC INCOME FUND	ULTRA GROWTH FUND	INCOME FUND	U.S. TREASURY FUND

$5,410	$433	$96	$667	$1,982,968	$3,415,228

7,730,483	1,302,074	434,513	818,178	89,193	—

7,735,893	1,302,507	434,609	818,845	2,072,161	3,415,228

6,828,985	1,711,523	81,004	1,242,642	368,975	395,306
787,630	217,035	18,760	162,480	35,730	107,507
130,067	21,780	2,205	20,316	12,842	15,175
81,771	20,590	8,557	22,808	23,072	11,048
134,340	34,905	1,783	23,420	4,552	14,105
121,874	16,488	1,582	48,849	6,045	2,129
45,838	11,955	11,628	40,503	10,550	17,030
28,225	5,126	517	4,591	3,301	4,341
44,871	8,661	808	6,920	5,413	7,059
—	—	—	—	—	—
7,484	2,027	134	5,234	—	—
48,594	24,548	13,632	22,901	16,873	19,259

8,259,679	2,074,638	140,610	1,600,664	487,353	592,959
—	—	(30,542)	—	—	—

8,259,679	2,074,638	110,068	1,600,664	487,353	592,959

(523,786)	(772,131)	324,541	(781,819)	1,584,808	2,822,269

59,049,149	3,823,879	700,403	30,273,363	449,020	(2,530,315)
1,744,165	—	—	—	—	—
—	—	—	—	—	—
—	—	—	—	—	—
—	(65,135)	—	—	—	—
211,844,698	49,802,008	2,768,232	10,629,442	(3,481,392)	(25,382,598)
269,895	392,213	—	34,693	—	—

272,907,907	53,952,965	3,468,635	40,937,498	(3,032,372)	(27,912,913)

$272,384,121	$53,180,834	$3,793,176	$40,155,679	$(1,447,564)	$(25,090,644)

WASATCH FUNDS — Statements of Changes in Net Assets

	CORE GROWTH FUND		EMERGING MARKETS SMALL CAP FUND
	Six Months Ended March 31, 2011 (Unaudited)	Year Ended September 30, 2010	Six Months Ended March 31, 2011 (Unaudited)	Year Ended September 30, 2010

Operations:
Net investment income (loss)	$(1,305,099)	$62,960	$(2,804,013)	$1,225,201
Net realized gain on investments and foreign currency translations	14,655,490	995,642	5,048,087	7,457,199
Net realized gain on options written	—	—	—	—
Net realized gain on short positions	—	—	—	—
Change in unrealized appreciation on investments and foreign currency translations	79,607,646	54,501,664	6,089,431	70,751,669

Net increase in net assets resulting from operations	92,958,037	55,560,266	8,333,505	79,434,069

Dividends paid from:
Net investment income	—	(87,230)	(86,408)	(379,097)
Net realized gains	—	—	—	—

	—	(87,230)	(86,408)	(379,097)

Capital share transactions:
Shares sold	36,825,334	68,856,248	643,880,856	384,572,278
Shares issued to holders in reinvestment of dividends	—	84,321	80,915	369,142
Shares redeemed	(54,240,737)	(115,743,132)	(394,485,914)	(68,120,691)
Redemption fees	5,685	22,210	344,525	386,082

Net increase (decrease)	(17,409,718)	(46,780,353)	249,820,382	317,206,811

Total increase in net assets	75,548,319	8,692,683	258,067,479	396,261,783

Net assets:
Beginning of period	418,641,713	409,949,030	446,751,155	50,489,372

End of period	$494,190,032	$418,641,713	$704,818,634	$446,751,155

Undistributed net investment income (loss) included in net assets at end of period	$1,331,374	$2,636,473	$(3,008,245)	$(117,824)

Capital share transactions — shares:
Shares sold	1,086,210	2,422,565	259,907,726	191,206,047
Shares issued to holders in reinvestment of dividends	—	3,122	32,217	210,938
Shares redeemed	(1,599,776)	(4,288,991)	(164,471,811)	(35,258,335)

Net increase (decrease) in shares outstanding	(513,566)	(1,863,304)	95,468,132	156,158,650

See Notes to Financial Statements.

MARCH 31, 2011

GLOBAL OPPORTUNITIES FUND		GLOBAL SCIENCE & TECHNOLOGY FUND		HERITAGE GROWTH FUND
Six Months Ended March 31, 2011 (Unaudited)	Year Ended September 30, 2010	Six Months Ended March 31, 2011 (Unaudited)	Year Ended September 30, 2010	Six Months Ended March 31, 2011 (Unaudited)	Year Ended September 30, 2010

$(1,087,513)	$(1,210,183)	$(332,703)	$(461,039)	$19,142	$627,348
11,389,403	9,849,600	7,413,683	10,226,634	3,710,562	2,847,249
—	—	—	—	—	630
—	—	1,201	—	—	—
36,517,209	24,919,757	4,082,001	2,966,542	10,382,298	8,005,190

46,819,099	33,559,174	11,164,182	12,732,137	14,112,002	11,480,417

—	(261,705)	—	(79,109)	(659,028)	(499,403)
(9,401,467)	(3,194,663)	—	—	—	—

(9,401,467)	(3,456,368)	—	(79,109)	(659,028)	(499,403)

78,811,501	110,079,205	6,508,935	6,840,235	3,900,446	7,721,063
9,039,015	3,250,108	—	77,070	632,899	482,444
(29,676,287)	(25,925,621)	(6,754,060)	(13,346,871)	(7,904,874)	(18,106,546)
5,159	12,260	6,574	3,581	314	1,849

58,179,388	87,415,952	(238,551)	(6,425,985)	(3,371,215)	(9,901,190)

95,597,020	117,518,758	10,925,631	6,227,043	10,081,759	1,079,824

234,903,807	117,385,049	65,766,936	59,539,893	78,273,635	77,193,811

$330,500,827	$234,903,807	$76,692,567	$65,766,936	$88,355,394	$78,273,635

$(1,903,551)	$(816,038)	$(332,668)	$35	$18,978	$658,864

18,521,646	30,762,192	426,738	551,173	334,884	790,897
2,126,627	947,553	—	6,565	53,850	50,677
(7,006,647)	(7,268,106)	(450,264)	(1,096,838)	(681,758)	(1,846,641)

13,641,626	24,441,639	(23,526)	(539,100)	(293,024)	(1,005,067)

WASATCH FUNDS — Statements of Changes in Net Assets (continued)

	INTERNATIONAL GROWTH FUND		INTERNATIONAL OPPORTUNITIES FUND
	Six Months Ended March 31, 2011 (Unaudited)	Year Ended September 30, 2010	Six Months Ended March 31, 2011 (Unaudited)	Year Ended September 30, 2010

Operations:
Net investment income (loss)	$(1,698,028)	$192,038	$(1,115,710)	$(746,874)
Net realized gain (loss) on investments and foreign currency translations	43,297,319	13,757,148	20,086,349	15,112,361
Net realized gain on options written	—	—	—	—
Net realized loss on short positions	—	—	—	—
Change in unrealized appreciation (depreciation) on investments, options written and foreign currency translations	(14,578,555)	48,154,832	(6,890,694)	19,179,326

Net increase in net assets resulting from operations	27,020,736	62,104,018	12,079,945	33,544,813

Dividends paid from:
Net investment income	—	—	—	(1,049,066)
Net realized gains	—	—	(4,411,467)	—

	—	—	(4,411,467)	(1,049,066)

Capital share transactions:
Shares sold	142,853,798	92,481,514	42,936,901	56,143,842
Shares issued to holders in reinvestment of dividends	—	—	4,358,588	1,032,263
Shares redeemed	(159,501,524)	(42,375,378)	(24,764,420)	(31,367,310)
Redemption fees	183,916	10,085	6,113	17,074

Net increase (decrease)	(16,463,810)	50,116,221	22,537,182	25,825,869

Total increase in net assets	10,556,926	112,220,239	30,205,660	58,321,616

Net assets:
Beginning of period	285,445,968	173,225,729	152,177,570	93,855,954

End of period	$296,002,894	$285,445,968	$182,383,230	$152,177,570

Undistributed net investment income (loss) included in net assets at end of period	$(1,499,936)	$198,092	$(1,767,970)	$(652,260)

Capital share transactions — shares:
Shares sold	7,267,916	5,611,720	16,271,525	25,386,991
Shares issued to holders in reinvestment of dividends	—	—	1,689,375	491,554
Shares redeemed	(8,148,335)	(2,767,634)	(9,454,407)	(14,333,524)

Net increase (decrease) in shares outstanding	(880,419)	2,844,086	8,506,493	11,545,021

[1]	Formerly known as Wasatch-1st Source Income Equity Fund.

[2]	Formerly known as Wasatch-1st Source Long/Short Fund.

See Notes to Financial Statements.

MARCH 31, 2011

LARGE CAP VALUE FUND[1]		LONG/SHORT FUND[2]		MICRO CAP FUND
Six Months Ended March 31, 2011 (Unaudited)	Year Ended September 30, 2010	Six Months Ended March 31, 2011 (Unaudited)	Year Ended September 30, 2010	Six Months Ended March 31, 2011 (Unaudited)	Year Ended September 30, 2010

$9,612,368	$21,149,108	$(703,900)	$61,805	$(836,687)	$(3,041,042)
22,971,293	32,788,451	23,395,450	7,401,409	5,789,006	(1,922,995)
—	—	2,619,432	4,803,888	—	—
—	—	(6,268,706)	(6,388,985)	—	—

241,311,881	39,555,366	40,306,626	3,599,357	72,168,203	41,333,815

273,895,542	93,492,925	59,348,902	9,477,474	77,120,522	36,369,778

(9,349,975)	(21,589,760)	(85,696)	(98,009)	—	—
—	—	—	—	—	—

(9,349,975)	(21,589,760)	(85,696)	(98,009)	—	—

209,565,865	559,640,781	279,030,351	218,506,133	20,936,704	23,412,191
8,852,225	19,988,994	76,331	86,180	—	—
(255,141,327)	(415,969,989)	(55,774,542)	(73,900,820)	(36,621,281)	(48,782,919)
12,356	42,087	10,294	56,794	3,526	14,832

(36,710,881)	163,701,873	223,342,434	144,748,287	(15,681,051)	(25,355,896)

227,834,686	235,605,038	282,605,640	154,127,752	61,439,471	11,013,882

1,621,112,754	1,385,507,716	300,254,736	146,126,984	283,551,260	272,537,378

$1,848,947,440	$1,621,112,754	$582,860,376	$300,254,736	$344,990,731	$283,551,260

$(68,696)	$(331,089)	$(740,739)	$48,857	$(883,129)	$(46,442)

14,903,062	44,453,574	21,785,409	18,930,449	4,024,264	5,634,138
620,098	1,621,951	6,053	7,406	—	—
(18,327,452)	(33,497,030)	(4,396,968)	(6,490,271)	(7,086,452)	(11,800,279)

(2,804,292)	12,578,495	17,394,494	12,447,584	(3,062,188)	(6,166,141)

WASATCH FUNDS — Statements of Changes in Net Assets (continued)

	MICRO CAP VALUE FUND		SMALL CAP GROWTH FUND
	Six Months Ended March 31, 2011 (Unaudited)	Year Ended September 30, 2010	Six Months Ended March 31, 2011 (Unaudited)	Year Ended September 30, 2010

Operations:
Net investment income (loss)	$(1,353,948)	$(2,203,762)	$(523,786)	$(6,990,560)
Net realized gain on investments and foreign currency translations	13,802,107	19,739,412	60,793,314	30,868,546
Net realized gain on options written	678,440	866,253	—	—
Net realized gain on short positions	—	—	—	—
Change in unrealized appreciation (depreciation) on investments and foreign currency translations	19,685,051	(1,084,802)	212,114,593	148,574,152

Net increase in net assets resulting from operations	32,811,650	17,317,101	272,384,121	172,452,138

Dividends paid from:
Net investment income	—	(569,692)	—	—
Net realized gains	—	—	—	—

	—	(569,692)	—	—

Capital share transactions:
Shares sold	13,033,898	100,096,662	321,928,733	328,975,735
Shares issued to holders in reinvestment of dividends	—	551,439	—	—
Shares redeemed	(23,022,775)	(47,056,986)	(116,810,819)	(200,748,783)
Redemption fees	2,538	31,954	71,448	90,163

Net increase (decrease)	(9,986,339)	53,623,069	205,189,362	128,317,115

Total increase (decrease) in net assets	22,825,311	70,370,478	477,573,483	300,769,253

Net assets:
Beginning of period	185,586,871	115,216,393	1,110,087,188	809,317,935

End of period	$208,412,182	$185,586,871	$1,587,660,671	$1,110,087,188

Undistributed net investment income (loss) included in net assets at end of period	$(1,816,243)	$(462,295)	$(638,191)	$(114,405)

Capital share transactions — shares:
Shares sold	4,981,457	43,931,594	8,307,517	10,668,620
Shares issued to holders in reinvestment of dividends	—	252,953	—	—
Shares redeemed	(8,762,869)	(20,736,580)	(3,003,522)	(6,554,978)

Net increase (decrease) in shares outstanding	(3,781,412)	23,447,967	5,303,995	4,113,642

See Notes to Financial Statements.

MARCH 31, 2011

SMALL CAP VALUE FUND		STRATEGIC INCOME FUND		ULTRA GROWTH FUND
Six Months Ended March 31, 2011 (Unaudited)	Year Ended September 30, 2010	Six Months Ended March 31, 2011 (Unaudited)	Year Ended September 30, 2010	Six Months Ended March 31, 2011 (Unaudited)	Year Ended September 30, 2010

$(772,131)	$(487,862)	$324,541	$784,721	$(781,819)	$(1,434,361)

3,758,744	19,593,691	700,403	495,507	30,273,363	12,230,959
—	—	—	18,481	—	—
—	—	—	375,162	—	—

50,194,221	5,715,574	2,768,232	902,027	10,664,135	21,071,258

53,180,834	24,821,403	3,793,176	2,575,898	40,155,679	31,867,856

—	—	(356,609)	(678,070)	—	—
—	—	—	—	—	—

—	—	(356,609)	(678,070)	—	—

17,351,240	19,624,422	8,838,097	2,287,938	44,235,227	55,395,722
—	—	348,082	660,289	—	—
(40,545,626)	(51,243,676)	(3,075,840)	(3,039,434)	(74,999,455)	(29,986,296)
922	11,670	2,308	307	27,304	4,063

(23,193,464)	(31,607,584)	6,112,647	(90,900)	(30,736,924)	25,413,489

29,987,370	(6,786,181)	9,549,214	1,806,928	9,418,755	57,281,345

211,571,490	218,357,671	19,516,975	17,710,047	178,565,581	121,284,236

$241,558,860	$211,571,490	$29,066,189	$19,516,975	$187,984,336	$178,565,581

$(56,518)	$715,613	$34,295	$66,363	$(1,540,874)	$(759,055)

4,856,067	6,683,775	1,043,051	320,791	2,057,467	3,045,498
—	—	41,842	93,068	—	—
(11,661,282)	(17,525,168)	(367,677)	(429,440)	(3,298,681)	(1,773,172)

(6,805,215)	(10,841,393)	717,216	(15,581)	(1,241,214)	1,272,326

WASATCH FUNDS — Statements of Changes in Net Assets (continued)	MARCH 31, 2011

	INCOME FUND		U.S. TREASURY FUND
	Six Months Ended March 31, 2011 (Unaudited)	Year Ended September 30, 2010	Six Months Ended March 31, 2011 (Unaudited)	Year Ended September 30, 2010

Operations:
Net investment income	$1,584,808	$3,609,311	$2,822,269	$5,458,981
Net realized gain (loss) on investments and foreign currency translations	449,020	940,819	(2,530,315)	10,365,841
Change in unrealized appreciation (depreciation) on investments and foreign currency translations	(3,481,392)	2,872,059	(25,382,598)	4,266,518

Net increase (decrease) in net assets resulting from operations	(1,447,564)	7,422,189	(25,090,644)	20,091,340

Dividends paid from:
Net investment income	(1,599,486)	(3,572,685)	(2,823,810)	(5,454,808)
Net realized gains	—	—	(10,250,028)	(4,576,837)

	(1,599,486)	(3,572,685)	(13,073,838)	(10,031,645)

Capital share transactions:
Shares sold	20,285,240	45,774,175	43,945,555	91,924,206
Shares issued to holders in reinvestment of dividends	1,321,140	2,972,350	11,794,979	9,249,903
Shares redeemed	(24,211,088)	(29,000,964)	(63,432,184)	(64,561,485)
Redemption fees	1,010	3,655	84,902	83,717

Net increase (decrease)	(2,603,698)	19,749,216	(7,606,748)	36,696,341

Total increase (decrease) in net assets	(5,650,748)	23,598,720	(45,771,230)	46,756,036

Net assets:
Beginning of period	138,095,109	114,496,389	200,854,581	154,098,545

End of period	$132,444,361	$138,095,109	$155,083,351	$200,854,581

Undistributed net investment income included in net assets at end of period	$8,893	$23,571	$14,810	$16,351

Capital share transactions — shares:
Shares sold	1,988,473	4,502,902	3,154,292	5,800,234
Shares issued to holders in reinvestment of dividends	129,615	292,433	876,850	614,469
Shares redeemed	(2,374,583)	(2,850,794)	(4,264,381)	(4,173,981)

Net increase (decrease) in shares outstanding	(256,495)	1,944,541	(233,239)	2,240,722

See Notes to Financial Statements.

WASATCH FUNDS — Financial Highlights	MARCH 31, 2011

CORE GROWTH FUND	Six Months Ended March 31 (Unaudited)		Year Ended September 30
(for a share outstanding throughout each period)	2011		2010		2009		2008	2007	2006

Net asset value, beginning of period	$29.95		$25.88		$26.38		$42.98	$41.08	$43.92

Income (loss) from investment operations:
Net investment income (loss)	(0.09)		0.03		—	[1]	0.19	(0.05)	0.17
Net realized and unrealized gains (losses) on investments	6.84		4.05		(0.23)		(8.98)	5.65	0.90

Total from investment operations	6.75		4.08		(0.23)		(8.79)	5.60	1.07

Redemption fees (see Note 2)	—	[1]	—	[1]	—	[1]	— [1]	— [1]	— [1]

Less distributions:
Dividends from net investment income	—		(0.01)		(0.27)		—	(0.14)	(0.63)
Distributions from net realized gains	—		—		—		(7.81)	(3.56)	(3.28)

Total distributions	—		(0.01)		(0.27)		(7.81)	(3.70)	(3.91)

Net asset value, end of period	$36.70		$29.95		$25.88		$26.38	$42.98	$41.08

Total return[2]	22.54%		15.75%		(0.45)%		(24.82)%	14.28%	2.46%

Supplemental data and ratios:
Net assets, end of period (in thousands)	$494,190		$418,642		$409,949		$645,769	$1,250,618	$1,381,027
Ratio of expenses to average net assets[3]	1.25%		1.29%	[4]	1.34%		1.21%	1.18%	1.17%
Ratio of net investment income (loss) to average net assets[3]	(0.56)%		0.02%		0.24%		0.52%	(0.09)%	0.38%
Portfolio turnover rate[2]	10%		19%		30%		44%	54%	42%

EMERGING MARKETS SMALL CAP FUND	Six Months Ended March 31 (Unaudited)		Year Ended September 30				Period Ended September 30
(for a share outstanding throughout each period)	2011		2010		2009		2008[5]
Net asset value, beginning of period	$2.37		$1.57		$1.24		$2.00

Income (loss) from investment operations:
Net investment income (loss)	(0.01)		0.01		—	[1]	— [1]
Net realized and unrealized gains (losses) on investments	0.12		0.80		0.33		(0.76)

Total from investment operations	0.11		0.81		0.33		(0.76)

Redemption fees (see Note 2)	—	[1]	—	[1]	—	[1]	— [1]

Less distributions:
Dividends from net investment income	—	[1]	(0.01)		—	[1]	— [1]

Total distributions	—	[1]	(0.01)		—	[1]	— [1]

Net asset value, end of period	$2.48		$2.37		$1.57		$1.24

Total return[2]	4.65%		51.69%		26.80%		(37.88)%

Supplemental data and ratios:
Net assets, end of period (in thousands)	$704,819		$446,751		$50,489		$36,176
Ratio of expenses to average net assets:
Net of waivers and reimbursements[3]	1.98%		2.06%	[6]	2.10%		2.10%
Before waivers and reimbursements[3]	2.15%		2.39%	[6]	3.03%		2.67%
Ratio of net investment income (loss) to average net assets:
Net of waivers and reimbursements[3]	(0.79)%		0.82%		0.12%		0.27%
Before waivers and reimbursements[3]	(0.96)%		0.49%		(0.81)%		(0.29)%
Portfolio turnover rate[2]	44%		23%		78%		38%
[1]	Represents amounts less than $.005 per share.

[2]	Not annualized for periods less than one year.

[3]	Annualized.

[4]	Includes extraordinary expenses of 0.01% (see Note 9).
[5]	Fund inception date was October 1, 2007.

[6]	Includes extraordinary expenses of less than 0.01% (see Note 9).

See Notes to Financial Statements.

WASATCH FUNDS — Financial Highlights (continued)

GLOBAL OPPORTUNITIES FUND	Six Months Ended March 31 (Unaudited)	Year Ended September 30	Period Ended September 30
(for a share outstanding throughout each period)	2011	2010	2009[1]

Net asset value, beginning of period	$3.97	$3.38	$2.00

Income (loss) from investment operations:
Net investment loss	(0.01)	(0.02)	(0.01)
Net realized and unrealized gains on investments	0.72	0.70	1.39

Total from investment operations	0.71	0.68	1.38

Redemption fees (see Note 2)	— [2]	— [2]	—	[2]

Less distributions:
Dividends from net investment income	—	(0.01)	—
Distributions from net realized gains	(0.14)	(0.08)	—

Total distributions	(0.14)	(0.09)	—

Net asset value, end of period	$4.54	$3.97	$3.38

Total return[3]	18.18%	20.41%	69.00%

Supplemental data and ratios:
Net assets, end of period (in thousands)	$330,501	$234,904	$117,385
Ratio of expenses to average net assets:
Net of waivers and reimbursements[4]	2.05%	2.25% [5]	2.25%
Before waivers and reimbursements[4]	2.05%	2.33% [5]	2.61%
Ratio of net investment income (loss) to average net assets:
Net of waivers and reimbursements[4]	(0.76)%	(0.73)%	(0.67)%
Before waivers and reimbursements[4]	(0.76)%	(0.81)%	(1.03)%
Portfolio turnover rate[3]	14%	23%	22%

GLOBAL SCIENCE & TECHNOLOGY FUND	Six Months Ended March 31 (Unaudited)	Year Ended September 30
(for a share outstanding throughout each period)	2011	2010	2009		2008	2007	2006
Net asset value, beginning of period	$13.65	$11.12	$10.31		$17.69	$13.97	$12.98

Income (loss) from investment operations:
Net investment loss	(0.07)	(0.10)	(0.12)		(0.25)	(0.12)	(0.14)
Net realized and unrealized gains (losses) on investments	2.42	2.65	0.93		(5.65)	4.43	1.40

Total from investment operations	2.35	2.55	0.81		(5.90)	4.31	1.26

Redemption fees (see Note 2)	— [2]	— [2]	—	[2]	— [2]	— [2]	— [2]

Less distributions:
Dividends from net investment income	—	(0.02)	—		—	—	—
Distributions from net realized gains	—	—	—		(1.48)	(0.59)	(0.27)

Total distributions	—	(0.02)	—		(1.48)	(0.59)	(0.27)

Net asset value, end of period	$16.00	$13.65	$11.12		$10.31	$17.69	$13.97

Total return[3]	17.22%	22.91%	7.86%		(36.07)%	31.63%	9.81%

Supplemental data and ratios:
Net assets, end of period (in thousands)	$76,693	$65,767	$59,540		$82,164	$204,142	$126,359
Ratio of expenses to average net assets:
Net of waivers and reimbursements[4]	1.95%	1.96% [6]	1.95%		1.92%	1.85%	1.94%
Before waivers and reimbursements[4]	1.95%	2.05% [6]	2.14%		1.92%	1.85%	1.94%
Ratio of net investment income (loss) to average net assets:
Net of waivers and reimbursements[4]	(0.93)%	(0.74)%	(0.88)%		(1.24)%	(0.97)%	(1.15)%
Before waivers and reimbursements[4]	(0.93)%	(0.83)%	(1.07)%		(1.24)%	(0.97)%	(1.15)%
Portfolio turnover rate[3]	43%	74%	41%		89%	78%	58%
[1]	Fund inception day was November 17, 2008.

[2]	Represents amounts less than $.005 per share.

[3]	Not annualized for periods less than one year.

[4]	Annualized.
[5]	Includes extraordinary expenses of less than 0.01% (see Note 9).

[6]	Includes extraordinary expenses of 0.01% (see Note 9).

See Notes to Financial Statements.

MARCH 31, 2011

HERITAGE GROWTH FUND	Six Months Ended March 31 (Unaudited)	Year Ended September 30
(for a share outstanding throughout each period)	2011	2010		2009	2008	2007	2006

Net asset value, beginning of period	$10.70	$9.28		$9.00	$12.57	$11.40	$11.43

Income (loss) from investment operations:
Net investment income (loss)	— [1]	0.09		0.06	0.06	(0.01)	—	[1]
Net realized and unrealized gains (losses) on investments	1.97	1.39		0.26	(2.57)	1.53	0.28

Total from investment operations	1.97	1.48		0.32	(2.51)	1.52	0.28

Redemption fees (see Note 2)	— [1]	—	[1]	— [1]	— [1]	— [1]	—	[1]

Less distributions:
Dividends from net investment income	(0.09)	(0.06)		(0.02)	—	— [1]	(0.01)
Distributions from net realized gains	—	—		(0.02)	(1.06)	(0.35)	(0.30)

Total distributions	(0.09)	(0.06)		(0.04)	(1.06)	(0.35)	(0.31)

Net asset value, end of period	$12.58	$10.70		$9.28	$9.00	$12.57	$11.40

Total return[2]	18.50%	16.06%		3.74%	(21.54)%	13.59%	2.46%

Supplemental data and ratios:
Net assets, end of period (in thousands)	$88,355	$78,274		$77,194	$95,414	$208,918	$244,380
Ratio of expenses to average net assets:
Net of waivers and reimbursements[3]	0.95%	0.96%	[4]	0.95%	0.95%	0.95%	0.95%
Before waivers and reimbursements[3]	1.06%	1.11%	[4]	1.21%	1.01%	0.95%	0.95%
Ratio of net investment income (loss) to average net assets:
Net of waivers and reimbursements[3]	0.05%	0.81%		0.74%	0.44%	(0.06)%	0.01%
Before waivers and reimbursements[3]	(0.06)%	0.66%		0.48%	0.38%	(0.06)%	0.01%
Portfolio turnover rate[2]	19%	36%		33%	48%	56%	54%

INTERNATIONAL GROWTH FUND	Six Months Ended March 31 (Unaudited)	Year Ended September 30
(for a share outstanding throughout each period)	2011	2010		2009	2008	2007	2006
Net asset value, beginning of period	$18.66	$13.91		$11.83	$24.42	$21.83	$18.50

Income (loss) from investment operations:
Net investment income (loss)	(0.12)	0.02		(0.13)	(0.28)	0.03	(0.09)
Net realized and unrealized gains (losses) on investments	1.98	4.73		2.24	(9.19)	6.61	3.42

Total from investment operations	1.86	4.75		2.11	(9.47)	6.64	3.33

Redemption fees (see Note 2)	0.01	—	[1]	— [1]	— [1]	— [1]	—	[1]

Less distributions:
Dividends from net investment income	—	—		(0.03)	(0.68)	—	—
Distributions from net realized gains	—	—		—	(2.44)	(4.05)	—	[1]

Total distributions	—	—		(0.03)	(3.12)	(4.05)	—	[1]

Net asset value, end of period	$20.53	$18.66		$13.91	$11.83	$24.42	$21.83

Total return[2]	10.02%	34.15%		18.03%	(44.01)%	34.02%	18.00%	[5]

Supplemental data and ratios:
Net assets, end of period (in thousands)	$296,003	$285,446		$173,226	$194,780	$534,903	$383,135
Ratio of expenses to average net assets[3]	1.72%	1.86%	[6]	1.94%	1.83%	1.76%	1.78%
Ratio of net investment income (loss) to average net assets[3]	(0.96)%	0.10%		0.03%	(0.15)%	0.11%	(0.42)%
Portfolio turnover rate[2]	57%	44%		56%	44%	60%	64%
[1]	Represents amounts less than $.005 per share.

[2]	Not annualized for periods less than one year.

[3]	Annualized.

[4]	Includes extraordinary expenses of 0.01% (see Note 9).
[5]	In 2006, the Fund’s total return included a voluntary reimbursement by the Advisor for an amount relating to an incorrect settlement that had no impact on the total return.

[6]	Includes extraordinary expenses of less than 0.01% (see Note 9).

See Notes to Financial Statements.

WASATCH FUNDS — Financial Highlights (continued)

INTERNATIONAL OPPORTUNITIES FUND	Six Months Ended March 31 (Unaudited)	Year Ended September 30
(for a share outstanding throughout each period)	2011	2010		2009		2008	2007	2006

Net asset value, beginning of period	$2.57	$1.97		$1.60		$3.65	$2.71	$2.19

Income (loss) from investment operations:
Net investment income (loss)	(0.02)	(0.01)		0.01		0.07	(0.01)	(0.01)
Net realized and unrealized gains (losses) on investments	0.22	0.63		0.36		(1.45)	1.13	0.53

Total from investment operations	0.20	0.62		0.37		(1.38)	1.12	0.52

Redemption fees (see Note 2)	— [1]	—	[1]	—	[1]	— [1]	— [1]	— [1]

Less distributions:
Dividends from net investment income	—	(0.02)		—	[1]	(0.14)	— [1]	—
Distributions from net realized gains	(0.07)	—		—		(0.53)	(0.18)	—

Total distributions	(0.07)	(0.02)		—		(0.67)	(0.18)	—

Net asset value, end of period	$2.70	$2.57		$1.97		$1.60	$3.65	$2.71

Total return[2]	7.89%	31.71%		23.60%		(45.33)%	42.73%	23.74%

Supplemental data and ratios:
Net assets, end of period (in thousands)	$182,383	$152,178		$93,856		$55,691	$56,433	$36,839
Ratio of expenses to average net assets:
Net of waivers and reimbursements[3]	2.25%	2.26%	[4]	2.26%	[5]	2.25%	2.25%	2.25%
Before waivers and reimbursements[3]	2.52%	2.62%	[4]	2.79%	[5]	2.59%	2.51%	2.62%
Ratio of net investment loss to average net assets:
Net of waivers and reimbursements[3]	(1.32)%	(0.60)%		(0.28)%		(0.09)%	(0.18)%	(0.29)%
Before waivers and reimbursements[3]	(1.59)%	(0.96)%		(0.81)%		(0.43)%	(0.44)%	(0.66)%
Portfolio turnover rate[2]	47%	51%		69%		63%	54%	43%

LARGE CAP VALUE FUND[6]	Six Months Ended March 31 (Unaudited)	Year Ended September 30				Period Ended September 30	Year Ended March 31
(for a share outstanding throughout each period)	2011	2010		2009		2008[7]	2008	2007	2006
Net asset value, beginning of period	$12.64	$11.97		$12.93		$14.44	$14.80	$14.14	$13.61

Income (loss) from investment operations:
Net investment income	0.07	0.17		0.20		0.14 [8]	0.21	0.22	0.17
Net realized and unrealized gains (losses) on investments	2.09	0.67		(0.96)		(1.52)	0.31	1.66	2.10

Total from investment operations	2.16	0.84		(0.76)		(1.38)	0.52	1.88	2.27

Redemption fees (see Note 2)	— [1]	—	[1]	—	[1]	—	—	—	—

Less distributions:
Dividends from net investment income	(0.07)	(0.17)		(0.20)		(0.13)	(0.21)	(0.21)	(0.18)
Distributions from net realized gains	—	—		—		—	(0.67)	(1.01)	(1.56)

Total distributions	(0.07)	(0.17)		(0.20)		(0.13)	(0.88)	(1.22)	(1.74)

Net asset value, end of period	$14.73	$12.64		$11.97		$12.93	$14.44	$14.80	$14.14

Total return[2]	17.14%	7.07%		(5.63)%		(9.65)%	3.22%	13.69%	17.72%

Supplemental data and ratios:
Net assets, end of period (in thousands)	$1,848,947	$1,621,113		$1,385,508		$780,384	$447,674	$167,133	$129,508
Ratio of expenses to average net assets:
Net of waivers and reimbursements[3]	1.10%	1.11%	[4]	1.10%		1.04%	1.13%	1.15%	1.19%
Before waivers and reimbursements[3]	1.11%	1.14%	[4]	1.22%		1.29%	1.38%	1.40%	1.45%
Ratio of net investment income to average net assets:
Net of waivers and reimbursements[3]	1.10%	1.36%		1.93%		1.99%	1.43%	1.52%	1.25%
Before waivers and reimbursements[3]	1.09%	1.33%		1.81%		1.74%	1.18%	1.27%	0.99%
Portfolio turnover rate[2]	13%	17%		16%		5%	36%	26%	37%
[1]	Represents amounts less than $.005 per share.

[2]	Not annualized for periods less than one year.

[3]	Annualized.

[4]	Includes extraordinary expenses of 0.01% (see Note 9).

[5]	Includes interest expense of 0.01%.
[6]	Formerly known as Wasatch-1st Source Income Equity Fund.

[7]	Effective September 19, 2008, the Fund changed its fiscal year end to September 30.

[8]	Average shares method used in calculation.

See Notes to Financial Statements.

MARCH 31, 2011

LONG/SHORT FUND[1]	Six Months Ended March 31 (Unaudited)		Year Ended September 30			Period Ended September 30	Year Ended March 31
(for a share outstanding throughout each period)	2011		2010		2009	2008[2]	2008	2007	2006

Net asset value, beginning of period	$11.74		$11.13		$10.81	$11.27	$11.59	$11.21	$10.69

Income (loss) from investment operations:
Net investment income (loss)	(0.02)		(0.01)		0.02	0.05 [3]	0.27	0.26	0.21
Net realized and unrealized gains (losses) on investments	1.84		0.62		0.50	(0.46)	0.02	0.90	0.71

Total from investment operations	1.82		0.61		0.52	(0.41)	0.29	1.16	0.92

Redemption fees (see Note 2)	—	[4]	—	[4]	— [4]	—	—	—	—

Less distributions:
Dividends from net investment income	—	[4]	—	[4]	(0.05)	(0.05)	(0.28)	(0.28)	(0.20)
Distributions from net realized gains	—		—		(0.15)	—	(0.33)	(0.50)	(0.20)

Total distributions	—	[4]	—	[4]	(0.20)	(0.05)	(0.61)	(0.78)	(0.40)

Net asset value, end of period	$13.56		$11.74		$11.13	$10.81	$11.27	$11.59	$11.21

Total return[5]	15.53%		5.52%		5.35%	(3.66)%	2.34%	10.44%	8.80%

Supplemental data and ratios:
Net assets, end of period (in thousands)	$582,860		$300,255		$146,127	$122,114	$87,410	$53,894	$29,831
Ratio of expenses to average net assets (including interest expense and dividend payments for securities sold short):
Net of waivers and reimbursements[6]	1.67%		1.71%	[7]	1.91%	1.77%	1.75%	1.84%	1.72%
Before waivers and reimbursements[6]	1.67%		1.71%	[7]	1.96%	2.02%	2.00%	2.09%	1.98%
Ratio of expenses to average net assets (excluding interest expense and dividend payments for securities sold short):
Net of waivers and reimbursements[6]	1.29%		1.34%	[7]	1.47%	1.46%	1.57%	1.56%	1.63%
Before waivers and reimbursements[6]	1.29%		1.34%	[7]	1.52%	1.71%	1.82%	1.81%	1.89%
Ratio of net investment income (loss) to average net assets:
Net of waivers and reimbursements[6]	(0.35)%		0.03%		0.24%	0.95%	2.25%	2.40%	1.98%
Before waivers and reimbursements[6]	(0.35)%		0.03%		0.19%	0.70%	2.00%	2.15%	1.72%
Portfolio turnover rate[5]	42%		60%		167%	71%	179%	172%	123%

MICRO CAP FUND	Six Months Ended March 31 (Unaudited)		Year Ended September 30
(for a share outstanding throughout each period)	2011		2010		2009	2008	2007	2006
Net asset value, beginning of period	$4.44		$3.89		$4.14	$7.19	$6.79	$7.58

Income (loss) from investment operations:
Net investment loss	(0.01)		(0.05)		(0.03)	(0.07)	(0.09)	(0.10)
Net realized and unrealized gains (losses) on investments	1.25		0.60		(0.21)	(1.81)	1.29	0.65

Total from investment operations	1.24		0.55		(0.24)	(1.88)	1.20	0.55

Redemption fees (see Note 2)	—	[4]	—	[4]	— [4]	— [4]	— [4]	— [4]

Less distributions:
Dividends from net investment income	—		—		(0.01)	—	—	—
Distributions from net realized gains	—		—		—	(1.17)	(0.80)	(1.34)

Total distributions	—		—		(0.01)	(1.17)	(0.80)	(1.34)

Net asset value, end of period	$5.68		$4.44		$3.89	$4.14	$7.19	$6.79

Total return[5]	27.70%		14.14%		(5.70)%	(30.46)%	18.72%	8.51%

Supplemental data and ratios:
Net assets, end of period (in thousands)	$344,991		$283,551		$272,537	$359,394	$631,417	$583,901
Ratio of expenses to average net assets[6]	2.15%		2.18%	[8]	2.24%	2.16%	2.14%	2.14%
Ratio of net investment loss to average net assets[6]	(0.52)%		(1.10)%		(0.96)%	(1.26)%	(1.25)%	(1.39)%
Portfolio turnover rate[5]	15%		34%		46%	54%	48%	46%
[1]	Formerly known as Wasatch-1st Source Long/Short Fund.

[2]	Effective September 19, 2008, the Fund changed its fiscal year end to September 30.

[3]	Average shares method used in calculation.

[4]	Represents amounts less than $.005 per share.
[5]	Not annualized for periods less than one year.

[6]	Annualized.

[7]	Includes extraordinary expenses of less than 0.01% (see Note 9).

[8]	Includes interest expense of less than 0.01%.

See Notes to Financial Statements.

WASATCH FUNDS — Financial Highlights (continued)

MICRO CAP VALUE FUND	Six Months Ended March 31 (Unaudited)		Year Ended September 30
(for a share outstanding throughout each period)	2011		2010	2009	2008	2007	2006

Net asset value, beginning of period	$2.38		$2.11	$1.80	$2.98	$2.93	$2.72

Income (loss) from investment operations:
Net investment loss	(0.02)		(0.02)	(0.02)	(0.02)	(0.03)	(0.03)
Net realized and unrealized gains (losses) on investments	0.45		0.30	0.33	(0.75)	0.64	0.50

Total from investment operations	0.43		0.28	0.31	(0.77)	0.61	0.47

Redemption fees (see Note 2)	—	[1]	— [1]	— [1]	— [1]	— [1]	— [1]

Less distributions:
Dividends from net investment income	—		(0.01)	—	—	—	—
Distributions from net realized gains	—		—	—	(0.41)	(0.56)	(0.26)

Total distributions	—		(0.01)	—	(0.41)	(0.56)	(0.26)

Net asset value, end of period	$2.81		$2.38	$2.11	$1.80	$2.98	$2.93

Total return[2]	18.07%		13.26%	17.22%	(29.67)%	22.84%	18.89%

Supplemental data and ratios:
Net assets, end of period (in thousands)	$208,412		$185,587	$115,216	$97,912	$120,039	$95,508
Ratio of expenses to average net assets (including dividend payments for securities sold short):
Net of waivers and reimbursements[3]	2.25%		2.26%[4]	2.26%	2.25%	2.25%	2.25%
Before waivers and reimbursements[3]	2.29%		2.37%[4]	2.46%	2.35%	2.30%	2.33%
Ratio of expenses to average net assets (excluding dividend payments for securities sold short):
Net of waivers and reimbursements[3]	2.25%		2.26%[4]	2.25%	2.25%	2.25%	2.25%
Before waivers and reimbursements[3]	2.29%		2.37%[4]	2.45%	2.35%	2.30%	2.33%
Ratio of net investment loss to average net assets:
Net of waivers and reimbursements[3]	(1.35)%		(1.32)%	(1.36)%	(1.21)%	(1.06)%	(0.99)%
Before waivers and reimbursements[3]	(1.39)%		(1.43)%	(1.56)%	(1.31)%	(1.11)%	(1.07)%
Portfolio turnover rate[2]	56%		88%	145%	144%	105%	95%

SMALL CAP GROWTH FUND	Six Months Ended March 31 (Unaudited)		Year Ended September 30
(for a share outstanding throughout each period)	2011		2010	2009	2008	2007	2006
Net asset value, beginning of period	$34.24		$28.59	$26.50	$40.10	$36.99	$41.23

Income (loss) from investment operations:
Net investment loss	(0.01)		(0.22)	(0.12)	(0.16)	(0.25)	(0.26)
Net realized and unrealized gains (losses) on investments	7.85		5.87	2.27	(8.85)	6.28	0.84

Total from investment operations	7.84		5.65	2.15	(9.01)	6.03	0.58

Redemption fees (see Note 2)	—	[1]	— [1]	— [1]	— [1]	— [1]	— [1]

Less distributions:
Distributions from net realized gains	—		—	(0.06)	(4.59)	(2.92)	(4.82)

Total distributions	—		—	(0.06)	(4.59)	(2.92)	(4.82)

Net asset value, end of period	$42.08		$34.24	$28.59	$26.50	$40.10	$36.99

Total return[2]	22.90%		19.76%	8.20%	(25.42)%	16.94%	1.40%

Supplemental data and ratios:
Net assets, end of period (in thousands)	$1,587,661		$1,110,087	$809,318	$735,546	$1,075,433	$1,234,978
Ratio of expenses to average net assets[3]	1.21%		1.27% [5]	1.29%	1.21%	1.19%	1.18% [6]
Ratio of net investment loss to average net assets[3]	(0.08)%		(0.74)%	(0.60)%	(0.47)%	(0.52)%	(0.64)%
Portfolio turnover rate[2]	12%		17%	52%	51%	43%	41%

[1]	Represents amounts less than $.005 per share.

[2]	Not annualized for periods less than one year.

[3]	Annualized.

[4]	Includes extraordinary expenses of 0.01% (see Note 9).
[5]	Includes extraordinary expenses of less than 0.01% (see Note 9).

[6]	In 2006, the Fund received a reimbursement of investment advisory fees, which had an impact on the Fund’s expense ratio of less than 0.01%.

See Notes to Financial Statements.

MARCH 31, 2011

SMALL CAP VALUE FUND	Six Months Ended March 31 (Unaudited)	Year Ended September 30
(for a share outstanding throughout each period)	2011	2010		2009	2008	2007	2006

Net asset value, beginning of period	$3.08	$2.75		$2.82	$5.22	$5.29	$5.67

Income (loss) from investment operations:
Net investment income (loss)	(0.01)	(0.01)		(0.01)	0.01	0.01	0.05
Net realized and unrealized gains (losses) on investments	0.84	0.34		(0.06)	(1.11)	0.67	0.36

Total from investment operations	0.83	0.33		(0.07)	(1.10)	0.68	0.41

Redemption fees (see Note 2)	— [1]	—	[1]	— [1]	— [1]	— [1]	— [1]

Less distributions:
Dividends from net investment income	—	—		—	(0.01)	(0.04)	(0.07)
Distributions from net realized gains	—	—		—	(1.29)	(0.71)	(0.72)

Total distributions	—	—		—	(1.30)	(0.75)	(0.79)

Net asset value, end of period	$3.91	$3.08		$2.75	$2.82	$5.22	$5.29

Total return[2]	26.95%	12.00%		(2.48)%	(26.26)%	13.32%	7.88%

Supplemental data and ratios:
Net assets, end of period (in thousands)	$241,559	$211,571		$218,358	$336,914	$660,637	$664,625
Ratio of expenses to average net assets[3]	1.82%	1.85%	[4]	1.92%	1.76%	1.69%	1.68%
Ratio of net investment income (loss) to average net assets[3]	(0.68)%	(0.23)%		(0.33)%	0.15%	0.18%	0.81%
Portfolio turnover rate[2]	24%	62%		89%	78%	84%	40%

STRATEGIC INCOME FUND	Six Months Ended March 31 (Unaudited)	Year Ended September 30
(for a share outstanding throughout each period)	2011	2010		2009	2008	2007	2006[5]
Net asset value, beginning of period	$7.51	$6.77		$7.62	$11.00	$10.48	$10.00

Income (loss) from investment operations:
Net investment income	0.11	0.31		0.29	0.55	0.48	0.31
Net realized and unrealized gains (losses) on investments	1.27	0.70		(0.85)	(2.29)	0.54	0.44

Total from investment operations	1.38	1.01		(0.56)	(1.74)	1.02	0.75

Redemption fees (see Note 2)	— [1]	—	[1]	— [1]	— [1]	0.01	— [1]

Less distributions:
Dividends from net investment income	(0.13)	(0.27)		(0.29)	(0.50)	(0.47)	(0.27)
Distributions from net realized gains	—	—		—	(1.14)	(0.04)	—

Total distributions	(0.13)	(0.27)		(0.29)	(1.64)	(0.51)	(0.27)

Net asset value, end of period	$8.76	$7.51		$6.77	$7.62	$11.00	$10.48

Total return[2]	18.46%	15.18%		(6.49)%	(18.17)%	9.77%	7.58%

Supplemental data and ratios:
Net assets, end of period (in thousands)	$29,066	$19,517		$17,710	$21,889	$23,621	$12,732
Ratio of expenses to average net assets (including interest expense and dividend payments for securities sold short):
Net of waivers and reimbursements[3]	0.95%	0.99%	[6]	1.05%	0.97%	1.05%	0.95%
Before waivers and reimbursements[3]	1.22%	1.33%	[6]	1.71%	1.46%	1.57%	2.66%
Ratio of expenses to average net assets (excluding interest expense and dividend payments for securities sold short):
Net of waivers and reimbursements[3]	0.95%	0.95%	[6]	0.95%	0.95%	0.95%	0.95%
Before waivers and reimbursements[3]	1.21%	1.29%	[6]	1.61%	1.44%	1.47%	2.66%
Ratio of net investment income to average net assets:
Net of waivers and reimbursements[3]	2.80%	4.35%		4.93%	5.96%	4.14%	5.40%
Before waivers and reimbursements[3]	2.54%	4.01%		4.27%	5.47%	3.62%	3.69%
Portfolio turnover rate[2]	31%	73%		84%	81%	86%	14%
[1]	Represents amounts less than $.005 per share.

[2]	Not annualized for periods less than one year.

[3]	Annualized.

[4]	Includes extraordinary expenses of 0.01% (see Note 9).
[5]	Fund inception date was February 1, 2006.

[6]	Includes extraordinary expenses of less than 0.01% (see Note 9).

See Notes to Financial Statements.

WASATCH FUNDS — Financial Highlights (continued)

ULTRA GROWTH FUND	Six Months Ended March 31 (Unaudited)	Year Ended September 30
(for a share outstanding throughout each period)	2011	2010		2009	2008	2007	2006

Net asset value, beginning of period	$19.80	$15.66		$15.76	$27.78	$24.09	$27.98

Income (loss) from investment operations:
Net investment loss	(0.11)	(0.15)		(0.14)	(0.22)	(0.33)	(0.34)
Net realized and unrealized gains (losses) on investments	4.48	4.29		0.04	(8.28)	5.80	0.23
Net increase from payment by affiliates	—	—		—	—	—	— [1]

Total from investment operations	4.37	4.14		(0.10)	(8.50)	5.47	(0.11)

Redemption fees (see Note 2)	— [1]	—	[1]	— [1]	— [1]	— [1]	— [1]

Less distributions:
Distributions from net realized gains	—	—		—	(3.52)	(1.78)	(3.78)

Total distributions	—	—		—	(3.52)	(1.78)	(3.78)

Net asset value, end of period	$24.17	$19.80		$15.66	$15.76	$27.78	$24.09

Total return[2]	22.07%	26.44%		(0.63)%	(35.09)%	23.80%	(0.48)%

Supplemental data and ratios:
Net assets, end of period (in thousands)	$187,984	$178,566		$121,284	$144,004	$268,633	$306,406
Ratio of expenses to average net assets:
Net of waivers and reimbursements[3]	1.51%	1.68%	[4]	1.75%	1.53%	1.49%	1.48% [5]
Before waivers and reimbursements[3]	1.51%	1.68%	[4]	1.77%	1.53%	1.49%	1.48%
Ratio of net investment loss to average net assets:
Net of waivers and reimbursements[3]	(0.74)%	(1.14)%		(1.12)%	(0.93)%	(1.12)%	(1.19)%
Before waivers and reimbursements[3]	(0.74)%	(1.14)%		(1.14)%	(0.93)%	(1.12)%	(1.19)%
Portfolio turnover rate[2]	37%	45%		64%	84%	55%	76%

WASATCH-1ST SOURCE INCOME FUND	Six Months Ended March 31 (Unaudited)	Year Ended September 30			Period Ended September 30	Year Ended March 31
(for a share outstanding throughout each period)	2011	2010		2009	2008[6]	2008	2007	2006
Net asset value, beginning of period	$10.34	$10.04		$9.59	$9.95	$9.73	$9.63	$9.88

Income (loss) from investment operations:
Net investment income	0.12	0.29		0.33	0.18 [7]	0.40	0.38	0.33
Net realized and unrealized gains (losses) on investments	(0.23)	0.30		0.46	(0.35)	0.24	0.13	(0.18)

Total from investment operations	(0.11)	0.59		0.79	(0.17)	0.64	0.51	0.15

Redemption fees (see Note 2)	— [1]	—	[1]	— [1]	—	—	—	—

Less distributions:
Dividends from net investment income	(0.12)	(0.29)		(0.34)	(0.19)	(0.42)	(0.41)	(0.40)

Total distributions	(0.12)	(0.29)		(0.34)	(0.19)	(0.42)	(0.41)	(0.40)

Net asset value, end of period	$10.11	$10.34		$10.04	$9.59	$9.95	$9.73	$9.63

Total return[2]	(1.05)%	5.95%		8.42%	(1.69)%	6.74%	5.43%	1.52%

Supplemental data and ratios:
Net assets, end of period (in thousands)	$132,444	$138,095		$114,496	$89,081	$86,981	$78,921	$72,874
Ratio of expenses to average net assets:
Net of waivers and reimbursements[3]	0.73%	0.72%	[8]	0.84%	0.87%	0.95%	0.92%	0.95%
Before waivers and reimbursements[3]	0.73%	0.73%	[8]	0.88%	1.12%	1.20%	1.17%	1.21%
Ratio of net investment income to average net assets:
Net of waivers and reimbursements[3]	2.36%	2.87%		3.44%	3.66%	4.05%	3.95%	3.36%
Before waivers and reimbursements[3]	2.36%	2.86%		3.40%	3.41%	3.80%	3.70%	3.10%
Portfolio turnover rate[2]	17%	51%		28%	15%	56%	59%	70%
[1]	Represents amounts less than $.005 per share.

[2]	Not annualized for periods less than one year.

[3]	Annualized.

[4]	Includes extraordinary expenses of 0.01% (see Note 9).

[5]	In 2006, the Fund received a reimbursement of investment advisory fees, which had an impact on the Fund’s expense ratio of less than 0.01%.
[6]	Effective September 19, 2008, the Fund changed its fiscal year end to September 30.

[7]	Average shares method used in calculation.

[8]	Includes extraordinary expenses of less than 0.01% (see Note 9).

See Notes to Financial Statements.

MARCH 31, 2011

U.S. TREASURY FUND	Six Months Ended March 31 (Unaudited)	Year Ended September 30
(for a share outstanding throughout each period)	2011	2010	2009	2008	2007	2006

Net asset value, beginning of period	$17.17	$16.29	$14.95	$13.84	$14.12	$14.68

Income (loss) from investment operations:
Net investment income	0.26	0.54	0.55	0.58	0.64	0.39
Net realized and unrealized gains (losses) on investments	(2.59)	1.35	1.29	1.10	(0.29)	(0.24)

Total from investment operations	(2.33)	1.89	1.84	1.68	0.35	0.15

Redemption fees (see Note 2)	0.01	0.01	0.05	0.01	0.01	0.01

Less distributions:
Dividends from net investment income	(0.26)	(0.54)	(0.55)	(0.58)	(0.64)	(0.72)
Distributions from net realized gains	(1.07)	(0.48)	—	—	—	—

Total distributions	(1.33)	(1.02)	(0.55)	(0.58)	(0.64)	(0.72)

Net asset value, end of period	$13.52	$17.17	$16.29	$14.95	$13.84	$14.12

Total return[1]	(13.40)%	12.65%	12.49%	12.33%	2.68%	1.21%

Supplemental data and ratios:
Net assets, end of period (in thousands)	$155,083	$200,855	$154,099	$121,240	$115,788	$204,994
Ratio of expenses to average net assets:
Net of waivers and reimbursements[2]	0.75%	0.75% [3]	0.75%	0.74%	0.71%	0.72%
Before waivers and reimbursements[2]	0.75%	0.78% [3]	0.79%	0.74%	0.71%	0.72%
Ratio of net investment income to average net assets:
Net of waivers and reimbursements[2]	3.57%	3.56%	3.34%	3.85%	4.23%	4.21%
Before waivers and reimbursements[2]	3.57%	3.53%	3.30%	3.85%	4.23%	4.21%
Portfolio turnover rate[1]	12%	49%	62%	31%	19%	2%
[1]	Not annualized for periods less than one year.

[2]	Annualized.
[3]	Includes extraordinary expenses of less than 0.01% (see Note 9).

See Notes to Financial Statements.

WASATCH FUNDS — Notes to Financial Statements

1. ORGANIZATION

Wasatch Funds Trust (the “Trust”) is a Massachusetts Business Trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company and consists of 17 series or “funds” (each a “Fund” and collectively the “Funds”). The Core Growth Fund, Emerging Markets Small Cap Fund, Global Science & Technology Fund, Heritage Growth Fund, International Growth Fund, International Opportunities Fund, Large Cap Value Fund (formerly Wasatch-1st Source Income Equity Fund), Micro Cap Fund, Micro Cap Value Fund, Small Cap Growth Fund, Small Cap Value Fund, Strategic Income Fund, Ultra Growth Fund, Wasatch-1st Source Income Fund (“Income Fund”) (sub-advised), and Wasatch-Hoisington U.S. Treasury Fund (“U.S. Treasury Fund”) (sub-advised) are each diversified funds. The Global Opportunities Fund and Long/Short Fund (formerly Wasatch-1st Source Long/Short Fund) are non-diversified funds. Each Fund maintains its own investment objective. The Funds have entered into an investment advisory agreement with Wasatch Advisors, Inc. (the “Advisor” or “Wasatch”) as investment advisor.

The Core Growth Fund, Emerging Markets Small Cap Fund, Global Opportunities Fund, Global Science & Technology Fund, Heritage Growth Fund, International Growth Fund, International Opportunities Fund, Large Cap Value Fund, Long/Short Fund, Micro Cap Fund, Micro Cap Value Fund, Small Cap Growth Fund, Small Cap Value Fund, Strategic Income Fund and Ultra Growth Fund are referred to herein as the “Equity Funds.”

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant policies related to investments of the Funds held at March 31, 2011. These policies are in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”).

Valuation of Securities — All investments in securities are recorded at their estimated fair value as described in Note 15.

Foreign Currency Translations — Values of investments denominated in foreign currencies are converted into U.S. dollars using the current exchange rates each business day. Purchases and sales of investments and dividend income are translated into U.S. dollars using the current prevailing exchange rate on the transaction date. The effect of changes in foreign exchange rates on realized and unrealized gains or losses on securities is reflected as a component of such gains or losses in the Statements of Operations. Transactions in foreign denominated assets may involve greater risks than domestic transactions.

At March 31, 2011, the foreign currencies held by the Funds were as follows (amounts in U.S. dollars):

	Cost of Currency	Value of Currency
Emerging Markets Small Cap Fund
Brazilian Real	$360,785	$366,719
Egyptian Pound	1,536,708	1,536,708
Indian Rupee	722,500	722,500
Malaysian Ringgit	104,799	104,746
Moroccan Dirham	17	18
South Korean Won	17	17
Thailand Baht	111,639	111,676

	$2,836,465	$2,842,384

Global Opportunities Fund
Australian Dollar	$24,618	$24,726
Brazilian Real	185,302	188,528
British Pound	61,068	61,448
Canadian Dollar	967	969
Egyptian Pound	1	1
Indian Rupee	162,483	162,483
Japanese Yen	3,152	3,145
Malaysian Ringgit	10,085	10,078
New Taiwan Dollar	221,133	223,235
South African Rand	7,979	8,098
South Korean Won	2	2

	$676,791	$682,715

Heritage Growth Fund
Brazilian Real	$809,986	$830,133

International Growth Fund
Australian Dollar	$1	$1
Brazilian Real	13,733	13,778
Egyptian Pound	9	8
South Korean Won	34	35

	$13,778	$13,823

International Opportunities Fund
Brazilian Real	$23,004	$23,413
British Pound	96,678	97,279
Canadian Dollar	4,845	4,854
Egyptian Pound	99	97
Indian Rupee	604,709	604,709
New Taiwan Dollar	85,382	85,391
South Korean Won	27	27
Swiss Franc	7,405	7,799

	$822,150	$823,569

Micro Cap Value Fund
South Korean Won	$18	$18

Strategic Income Fund
Canadian Dollar	$2,112	$2,112
Hong Kong Dollar	2	2

	$2,113	$2,113

Investment in Securities and Related Investment Income — Security transactions are accounted for on the trade date. Gains or losses on securities sold are determined on the identified cost basis. Dividend income and distributions to shareholders are recorded on the ex-dividend date except that certain dividends from foreign securities may be recorded after the ex-dividend date based on when the Fund is informed of the dividend. Interest income and estimated expenses are accrued daily. Bond discount and

MARCH 31, 2011

premiums are amortized using the interest method. To the extent dividends received from Real Estate Investment Trust securities include return of capital distributions; such distributions are recorded as income, and adjusted accordingly for tax purposes.

Federal Income Taxes — It is each Fund’s policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all taxable income to shareholders. The Funds are no longer subject to examination by tax authorities for years prior to 2007. At this time, management believes there are no uncertain tax positions which, based on their technical merit, would not be sustained upon examination and for which it is reasonably possible that the total of amounts of unrecognized tax benefits will significantly change in the next 12 months. Accordingly, no provision for federal income or excise taxes has been made.

Expenses — The Funds contract for various services on a collective basis. Most expenses are directly attributable to each Fund and therefore are charged accordingly. Expenses that are not directly attributable to one or more Funds are allocated among applicable Funds on an equitable and consistent basis considering such things as the nature and type of expense and the relative net assets of the Funds.

Use of Management Estimates — The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported changes in net assets during the reporting period. Actual results could differ from those estimates.

Guarantees and Indemnifications — In the normal course of business, the Funds enter into contracts that contain a variety of representations and warranties which provide general indemnifications. The maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds and/or their affiliates that have not yet occurred. Based on experience, however, the risk of loss is expected to be remote.

Redemption Fees — The Funds deduct a fee of 2.00% from redemption proceeds on shares of the Funds held 60 days or less. Redemption fees retained by the Funds are credited to additional paid-in capital.

3. SECURITIES AND OTHER INVESTMENTS

Repurchase Agreements — The Funds may engage in repurchase transactions. Under the terms of a typical repurchase agreement, a fund takes possession of an underlying debt obligation subject to an obligation of the seller to repurchase and the fund to resell the obligation at an agreed upon price and time. The market value of the collateral must be at least equal at all times to the total amount of the repurchase obligation, including interest. Generally, in the event of counterparty default, the fund has the right to use the collateral to offset losses incurred.

Short Sales — The Long/Short Fund, the Strategic Income Fund and to a lesser extent the other Equity Funds may enter into short sales whereby a fund sells a security it generally does not own (the security is borrowed), in anticipation of a decline in the security’s price. The initial amount of a short sale is recorded as a liability which is marked-to-market daily. Fluctuations in the value of the short liability are recorded as unrealized gains or losses. If a Fund shorts a security when also holding a long position in the security (a “short against the box”), as the security’s price declines, the short position increases in value, offsetting the long position’s decrease in value. The opposite effect occurs if the security’s price rises. A Fund realizes a gain or loss upon closing of the short sale (returning the security to the counterparty by way of purchase or delivery of a long position owned). Possible losses from short sales may be unlimited, whereas losses from security purchases cannot exceed the total amount invested. The Funds are liable to the buyer for any dividends payable on securities while those securities are in a short position. These dividends are an expense of the Funds. The Funds designate collateral consisting of cash, U.S. government securities or other liquid assets sufficient to collateralize the market value of short positions.

4. FINANCIAL DERIVATIVE INSTRUMENTS

Foreign Currency Contracts — The Funds may enter into foreign currency contracts to settle planned purchases or sales of securities or to protect against a possible loss resulting from the adverse change in the relationship between the U.S. dollar and a foreign currency involved in an underlying transaction. Foreign currency contracts are agreements between two parties to buy and sell a currency at a set price on a future date. The market value of a foreign currency contract fluctuates with changes in currency exchange rates. Foreign currency contracts are marked-to-market daily and the change in market value is recorded by a fund as unrealized appreciation or depreciation. When a foreign currency contract is closed, the fund records a realized gain or loss equal to the difference between the value at the time it was opened and the value at the time it was closed. These contracts may involve market risk in excess of the unrealized gain or loss reflected on the Statement of Assets and Liabilities. In addition, a fund could be exposed to a credit risk if a counterparty is unable or unwilling to meet the terms of the contracts or if the value of the currency changes unfavorably. In connection with these contracts, the Funds may segregate cash and/or securities in a sufficient amount as collateral in accordance with the terms of the respective contracts.

Options Transactions — The Equity Funds and the Wasatch-1st Source Income Fund may buy and sell put and call options and write covered put and call options, including over-the-counter options, on portfolio securities where the completion of the obligation is dependent upon the credit standing of another party. Options are a type of derivative financial instrument. The Funds may invest in derivative financial instruments, including options, in order to manage risk or gain exposure to various other investments or markets. The risk in writing a call option is that a fund gives up the opportunity for profit if the market price of the security increases. The risk in writing a put option is that a fund may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying

WASATCH FUNDS — Notes to Financial Statements (continued)

an option is that a fund pays a premium whether or not the option is exercised. A fund also has the additional risk of not being able to enter into a closing transaction if a liquid secondary market does not exist. Option contracts are valued daily and unrealized appreciation or depreciation is recorded. A fund will realize a gain or loss upon expiration or closing of the option transaction. When an option is exercised, the proceeds on sales for a written call option, the purchase cost for a written put option, or the cost of a security for a purchased put or call option is adjusted by the amount of premium received or paid. The Funds designate collateral consisting of cash, U.S. government securities or other liquid assets sufficient to collateralize the market value of written options.

5. DISTRIBUTIONS

Dividends from net investment income and net realized gains, if any, are declared and paid at least annually for all

Funds, except for dividends from net investment income in five funds. The Wasatch-1st Source Income Fund declares and pays dividends monthly. The Large Cap Value, Long/Short, Strategic Income, and U.S. Treasury Funds declare and pay dividends quarterly. The amount of dividends and distributions from net investment income and net realized gains are determined in accordance with federal income tax regulations, which may differ from GAAP. The Funds may utilize earnings and profits distributed to shareholders on redemption of shares as part of the dividends paid deduction (tax equalization).

To the extent these book and tax differences are permanent in nature, such amounts are reclassified at the end of the fiscal year among additional paid-in capital, undistributed net investment income (loss), and undistributed net realized gains (losses) on investments and foreign currency translations.

6. PURCHASES AND SALES OF SECURITIES

Cost of investment securities purchased and proceeds from sales of investment securities, excluding U.S. government and short-term securities for the period ended March 31, 2011 are summarized below:

	Core Growth Fund	Emerging Markets Small Cap Fund	Global Opportunities Fund	Global Science & Technology Fund	Heritage Growth Fund	International Growth Fund	International Opportunities Fund
Purchases	$44,342,231	$520,921,380	$78,516,864	$29,487,776	$14,547,698	$187,393,628	$71,454,480
Sales	63,772,670	289,008,718	38,176,158	31,758,856	20,051,036	193,753,506	73,496,989

	Large Cap Value Fund	Long/Short Fund	Micro Cap Fund	Micro Cap Value Fund	Small Cap Growth Fund	Small Cap Value Fund	Strategic Income Fund
Purchases	$217,603,440	$296,706,670	$46,493,606	$102,984,091	$243,575,560	$51,620,610	$12,487,131
Sales	257,809,144	152,389,673	70,077,679	105,753,130	145,542,661	91,563,506	6,563,683

	Ultra Growth Fund	Income Fund
Purchases	$71,520,511	$7,506,864
Sales	85,165,373	10,472,601

Purchases and sales of U.S. government securities in the Income Fund were $14,063,284 and $16,550,067, respectively. Purchases and sales of U.S. government securities in the U.S. Treasury Fund were $20,077,945 and $37,227,572, respectively.

7. OPTIONS CONTRACTS WRITTEN

Options written activity during the period ended March 31, 2011 was as follows:

	Options Outstanding at 9/30/2010	Written	Closed	Exercised	Expired	Options Outstanding at 3/31/2011
Long/Short Fund
Premium amount	$2,229,695	$9,716,378	$(823,273)	$(3,622,098)	$(272,187)	$7,228,515
Number of contracts	7,902	36,919	(2,050)	(14,445)	(1,344)	26,982
Micro Cap Value Fund
Premium amount	$374,128	$601,822	$(174,475)	$(685,667)	$(83,309)	$32,499
Number of contracts	3,500	5,350	(900)	(6,712)	(1,038)	200

MARCH 31, 2011

8. FEDERAL INCOME TAX INFORMATION

As of March 31, 2011, the cost and unrealized appreciation (depreciation) of securities on a tax basis were as follows:

	Core Growth Fund	Emerging Markets Small Cap Fund	Global Opportunities Fund	Global Science & Technology	Heritage Growth Fund	International Growth Fund
Cost	$332,360,338	$617,538,493	$245,001,080	$63,309,941	$62,530,742	$237,419,182

Gross appreciation	$170,791,163	$97,124,792	$92,025,597	$14,568,448	$25,518,084	$70,568,330
Gross (depreciation)	(10,520,850)	(12,661,570)	(3,878,864)	(1,451,508)	(367,205)	(8,691,213)

Net appreciation	$160,270,313	$84,463,222	$88,146,733	$13,116,940	$25,150,879	$61,877,117

	International Opportunities Fund	Large Cap Value Fund	Long/Short Fund	Micro Cap Fund	Micro Cap Value Fund	Small Cap Growth Fund
Cost	$150,612,649	$1,467,435,095	$418,599,512	$239,820,414	$170,510,081	$1,108,375,305

Gross appreciation	$38,401,248	$407,774,816	$69,774,706	$115,203,592	$41,501,378	$517,106,522
Gross (depreciation)	(5,570,123)	(26,084,799)	(12,060,159)	(11,759,211)	(3,285,881)	(29,931,980)

Net appreciation	$32,831,125	$381,690,017	$57,714,547	$103,444,381	$38,215,497	$487,174,542

	Small Cap Value Fund	Strategic Income Fund	Ultra Growth Fund	Income Fund	U.S. Treasury Fund
Cost	$176,819,865	$25,604,609	$133,348,793	$130,178,382	$168,390,467

Gross appreciation	$63,684,668	$4,361,123	$60,273,793	$3,495,303	$1,466,366
Gross (depreciation)	(2,234,238)	(1,063,326)	(5,633,991)	(741,634)	(13,742,725)

Net appreciation (depreciation)	$61,450,430	$3,297,797	$54,639,802	$2,753,669	$(12,276,359)

The difference between book-basis and tax-basis unrealized gains are primarily attributable to the tax deferral of losses on wash sales, unrealized appreciation on passive foreign investment companies and other temporary tax adjustments.

The components of accumulated earnings on a tax basis as of September 30, 2010 were as follows:

	Core Growth Fund	Emerging Markets Small Cap Fund	Global Opportunities Fund	Global Science & Technology Fund	Heritage Growth Fund	International Growth Fund
Undistributed ordinary income	$—	$86,157	$1,878,076	$—	$658,864	$1,232,827
Undistributed capital gains	—	—	6,555,018	—	—	—

Accumulated earnings	—	86,157	8,433,094	—	658,864	1,232,827
Accumulated capital and other losses	(121,110,878)	(14,842,293)	—	(28,310,873)	(7,514,729)	(66,110,178)
Other undistributed ordinary losses	—	—	(11,284)	—	—	—
Net unrealized appreciation*	82,762,692	78,296,634	50,818,070	9,163,581	14,696,002	75,459,340

Total accumulated earnings (deficit)	$(38,348,186)	$63,540,498	$59,239,880	$(19,147,292)	$7,840,137	$10,581,989

	International Opportunities Fund	Large Cap Value Fund	Long/Short Fund	Micro Cap Fund	Micro Cap Value Fund	Small Cap Growth Fund
Undistributed ordinary income	$—	$—	$85,683	$—	$—	$—
Undistributed capital gains	—	—	—	—	—	—

Accumulated earnings	—	—	85,683	—	—	—
Accumulated capital and other losses	(445,625)	(65,338,670)	(8,871,016)	(87,613,431)	(12,346,559)	(33,688,124)
Other undistributed ordinary losses	(21,416)	(331,089)	(10,700)	—	—	—
Net unrealized appreciation*	39,389,605	140,378,427	16,608,832	31,793,483	17,008,657	275,607,559

Total accumulated earnings (deficit)	$38,922,564	$74,708,668	$7,812,799	$(55,819,948)	$4,662,098	$241,919,435

WASATCH FUNDS — Notes to Financial Statements (continued)

	Small Cap Value Fund	Strategic Income Fund	Ultra Growth Fund	Income Fund	U.S. Treasury Fund
Undistributed ordinary income	$—	$89,709	$—	$80,824	$173,304
Undistributed capital gains	—	—	—	—	10,250,025

Accumulated earnings	—	89,709	—	80,824	10,423,329
Accumulated capital and other losses	(132,925,644)	(8,427,740)	(39,415,853)	(2,862,019)	—
Other undistributed ordinary losses	—	(15,360)	—	(57,253)	(156,953)
Net unrealized appreciation*	11,625,410	544,102	43,216,979	6,072,779	13,610,770

Total accumulated earnings (deficit)	$(121,300,234)	$(7,809,289)	$3,801,126	$3,234,331	$23,877,146

*	On investments, securities sold short, derivative and foreign currency denominated assets and liabilities.

Capital loss carryforwards are available through the date specified below to offset future realized net capital gains for federal income tax purposes. Future capital loss carryover utilization in any given year may be subject to Internal Revenue Code limitations. To the extent future gains are offset by capital loss carryforwards, such gains will not be distributed.

Capital loss carryforwards as of September 30, 2010 are as follows:

Fund	2013	2014	2016	2017	2018
Core Growth Fund	$—	$—	$—	$23,065,472	$97,992,911
Emerging Markets Small Cap Fund	—	—	—	8,013,713	6,828,580
Global Science & Technology Fund	—	—	—	13,246,252	15,064,621
Heritage Growth Fund	—	—	—	1,497,283	6,017,446
International Growth Fund	—	—	—	37,186,858	28,032,776
International Opportunities Fund	—	—	—	136,323	—
Large Cap Value Fund	456,570	—	1,007,552	—	63,874,548
Long/Short Fund	—	—	1,392,157	4,660,126	2,818,733
Micro Cap Fund	—	—	—	36,417,364	49,352,340
Micro Cap Value Fund	—	—	—	11,884,263	—
Small Cap Growth Fund	—	—	—	18,434,963	15,177,683
Small Cap Value Fund	—	—	—	69,050,636	63,851,964
Strategic Income Fund	—	—	—	1,777,526	6,650,214
Ultra Growth Fund	—	—	—	18,431,927	20,927,202
Income Fund	917,303	1,382,991	561,725	—	—

Net capital losses incurred after October 31 and within the taxable year have been elected by the Funds to be treated as being incurred on the first business day of the Funds’ next taxable year. For the year ended September 30, 2010, the following Funds deferred to October 1, 2010 post October capital and currency losses as follows:

Fund	Capital Losses
Core Growth Fund	$52,495
International Opportunities Fund	309,302
Micro Cap Fund	1,843,727
Micro Cap Value Fund	462,296
Small Cap Growth Fund	75,478
Small Cap Value Fund	23,044
Ultra Growth Fund	56,724

During the tax year ended September 30, 2010, the Funds used capital loss carryforwards in the following amounts:

Fund	Amount Used
International Opportunities Fund	$6,170,670
Micro Cap Value Fund	5,752,405
Income Fund	311,342

MARCH 31, 2011

The tax character of distributions paid during the year ended September 30, 2010 was as follows:

2010	Core Growth Fund	Emerging Markets Small Cap Fund	Global Opportunities Fund	Global Science & Technology Fund	Heritage Growth Fund	International Growth Fund
Ordinary income	$87,230	$379,097	$3,456,368	$79,109	$499,403	$—
Capital gain	—	—	—	—	—	—

Total	$87,230	$379,097	$3,456,368	$79,109	$499,403	$—

2010	International Opportunities Fund	Large Cap Value Fund	Long/Short Fund	Micro Cap Fund	Micro Cap Value Fund	Small Cap Growth Fund
Ordinary income	$1,049,066	$21,589,760	$98,009	$—	$569,692	$—
Capital gain	—	—	—	—	—	—

Total	$1,049,066	$21,589,760	$98,009	$—	$569,692	$—

2010	Small Cap Value Fund	Strategic Income Fund	Ultra Growth Fund	Income Fund	U.S. Treasury Fund
Ordinary income	$—	$678,070	$—	$3,572,685	$5,847,330
Capital gain	—	—	—	—	4,184,315

Total	$—	$678,070	$—	$3,572,685	$10,031,645

The tax character of distributions paid during the year or period ended September 30, 2009 was as follows:

2009	Core Growth Fund	Emerging Markets Small Cap Fund	Global Opportunities Fund[1]	Global Science & Technology Fund	Heritage Growth Fund	International Growth Fund
Ordinary income	$5,739,872	$29,720	$—	$—	$167,143	$466,090
Capital gain	—	—	—	—	220,964	—

Total	$5,739,872	$29,720	$—	$—	$388,107	$466,090

2009	International Opportunities Fund	Large Cap Value Fund	Long/Short Fund	Micro Cap Fund	Micro Cap Value Fund	Small Cap Growth Fund
Ordinary income	$168,034	$19,218,020	$2,025,005	$777,904	$—	$—
Capital gain	—	—	110,509	—	—	1,539,215

Total	$168,034	$19,218,020	$2,135,514	$777,904	$—	$1,539,215

2009	Small Cap Value Fund	Strategic Income Fund	Ultra Growth Fund	Income Fund	U.S. Treasury Fund
Ordinary income	$—	$784,968	$—	$3,433,282	$5,022,309
Capital gain	—	—	—	—	—

Total	$—	$784,968	$—	$3,433,282	$5,022,309

[1]	Inception date of the Fund was November 17, 2008.

The tax character of distributions paid may differ from that shown in the Statements of Changes in Net Assets due to short-term gains being treated as ordinary income for tax purposes.

WASATCH FUNDS — Notes to Financial Statements (continued)

9. RELATED PARTY TRANSACTIONS

Investment Advisory Fees, Expense Limitations — As the Fund’s investment advisor, the Advisor receives a monthly fee calculated on average daily net assets. The Advisor has contractually agreed to waive its fees and/or reimburse certain Funds should a Fund’s operating expenses exceed a specified annual limitation through at least January 31, 2012. If operating expenses are less than the specified expense limit for the Fund, the Advisor shall be entitled to reimbursement of the fees waived or reduced to the extent that the operating expenses and the amount reimbursed do not exceed such expense limit for the Fund, under the period of the agreement (currently the period for the 22 months commencing April 1, 2010 or for the 12 months commencing January 31, 2011). Such reimbursement shall be paid only while the expense limitation agreement is in effect and only if such amount paid, together with all other amounts reimbursed under this agreement in the fiscal year, does not cause the Fund to exceed the expense limitation. All amounts not recovered at the end of the period expire on January 31, 2012. Ordinary operating expenses exclude any interest, taxes, brokerage commissions, other investment-related costs and extraordinary expenses, such as litigation and other expenses not incurred in the ordinary course of the Fund’s business. The Wasatch Funds’ Board determined that the costs of the Proxy Statement related to the identification and shareholder approval of Director Nominees were extraordinary expenses. The impact of these payments is reflected in the net expense ratios in the Financial Highlights. Investment advisory fees and fees waived, if any, for the period ended March 31, 2011 are disclosed in the Statements of Operations. Investment advisory fee and expense limitation annual rates are shown below.

Fund	Advisory Fee	Expense Limitation	Contractual Expense Limitation/ Reimbursement Recoverable Commencement Date	Reimbursement Recoverable
Core Growth Fund	1.00%	1.50%	4/1/2010	$—
Emerging Markets Small Cap Fund	1.75%	1.95%[1]	4/1/2010	1,020,673
Global Opportunities Fund	1.50%[2]	1.95%[3]	1/31/2011	28,489
Global Science & Technology Fund	1.50%	1.95%	4/1/2010	36,313
Heritage Growth Fund	0.70%	0.95%	4/1/2010	95,345
International Growth Fund	1.25%[4]	1.75%[5]	1/31/2011	—
International Opportunities Fund	1.95%	2.25%	4/1/2010	453,564
Large Cap Value Fund	0.90%	1.10%	4/1/2010	413,289
Long/Short Fund	1.10%	—	N/A	N/A
Micro Cap Fund	1.95%	2.25%	4/1/2010	—
Micro Cap Value Fund	1.95%	2.25%	4/1/2010	201,152
Small Cap Growth Fund	1.00%	1.50%	4/1/2010	—
Small Cap Value Fund	1.50%	1.95%	4/1/2010	—
Strategic Income Fund	0.70%	0.95%	4/1/2010	51,274
Ultra Growth Fund	1.00%[6]	1.50%[7]	1/31/2011	—
Income Fund	0.55%	—	N/A	N/A
U.S. Treasury Fund	0.50%	0.75%	4/1/2010	7,517

[1]	The expense limitation for the Emerging Markets Small Cap Fund decreased from 2.00% to 1.95% when average net assets reached $150 million.
[2]	The advisory fee decreased from 1.95% to 1.50% on 1/31/2011.
[3]	The expense limitation was decreased from 2.25% to 1.95% on 1/31/2011.
[4]	The advisory fee decreased from 1.50% to 1.25% on 1/31/2011.
[5]	The expense limitation was decreased from 1.95% to 1.75% on 1/31/2011.
[6]	The advisory fee decreased from 1.25% to 1.00% on 1/31/2011.
[7]	The expense limitation was decreased from 1.75% to 1.50% on 1/31/2011.

Affiliated Trades — Certain Funds are permitted to purchase or sell securities from or to certain related affiliated funds under specified conditions outlined in procedures adopted by the Board of Trustees. The procedures have been designed to ensure that any purchase or sale of securities by the Funds from or to another fund (or funds) that are, or could be, considered an affiliate by virtue of having a common investment advisor (or affiliated investment advisors), common Trustees and/or common officers complies with Rule 17a-7 of the 1940 Act. Further, each transaction is effected at the current market price, as that term is defined under the procedures. During the period ended March 31, 2011, the Funds below engaged in purchases and sales of securities pursuant to Rule 17a-7 of the 1940 Act:

	Purchases	Sales
Emerging Markets Small Cap Fund	$1,161,412	$—
Micro Cap Value Fund	—	1,301,692
Ultra Growth Fund	140,280	—

Affiliated Interests — An officer of the Funds owns approximately 31% of the shares outstanding of the Strategic Income Fund, as of March 31, 2011.

MARCH 31, 2011

Payments by Former Service Provider — BISYS Fund Services, Inc. (“BISYS”) is a former service provider to the Large Cap Value Fund, Long/Short Fund, and Income Fund. In August 2010, these funds received a one-time payment from the BISYS Fair Fund (a fund established pursuant to a settlement between the SEC and BISYS that requires, among other things, a distribution of settlement monies from the fair fund to benefit affected mutual funds). The impact of these payments is reflected in the net expense ratios in the Financial Highlights.

10. TRANSACTIONS WITH AFFILIATES

If a Fund’s holding represents ownership of 5% or more of the voting securities of a company, the company is deemed to be an affiliate as defined by the 1940 Act. The following Funds conducted transactions during the period ended March 31, 2011 with “affiliated companies” as so defined:

	Share Activity				Dividends Credited to Income for the period ended 3/31/11	Gain (Loss) Realized on Sale of Shares for the period ended 3/31/11
	Balance 9/30/10	Purchases/ Additions	Sales/ Reductions	Balance 3/31/11
Small Cap Growth Fund
Peet’s Coffee & Tea, Inc.	693,795	229,148	143,445	779,498	$—	$1,744,165

11. RESTRICTED SECURITIES

The Funds may own investments that were purchased through private placement transactions or under Rule 144A of the Securities Act of 1933 (the “Securities Act”) and cannot be sold without prior registration under the Securities Act or may be limited due to certain restrictions. These securities are generally deemed to be illiquid and are valued at fair value as determined by a designated Pricing Committee, comprised of personnel of the Advisor, with oversight by the Board of Trustees and in accordance with Board-approved Pricing Policies and Procedures. If and when such securities are registered, the costs of registering such securities are paid by the issuer. At March 31, 2011, the Funds held the following restricted securities:

	Security Type	Acquisition Date	Acquisition Cost	Fair Value	Value as % of Net Assets
Global Opportunities Fund

Cardica, Inc.	PIPE	9/25/09	$95,200	$284,800	0.09%
Cardica, Inc.	Warrants	9/25/09	5,000	84,400	0.03%

			$100,200	$369,200	0.11%

Global Science & Technology Fund

BlueArc Corp., Series DD	Preferred Stock	6/6/06	$162,499	$120,108	0.16%
BlueArc Corp., Series DD-1	Preferred Stock	6/6/06	162,499	126,781	0.17%
BlueArc Corp., Series FF	Preferred Stock	5/30/08	314,033	230,285	0.30%
BlueArc Corp., Series FF-1	Preferred Stock	5/30/08	314,033	233,750	0.30%
BlueArc Corp., Series GG	Preferred Stock	7/9/10	60,028	67,532	0.09%
BlueArc Corp., Series FF	Warrants	5/30/08	—	—	—
BlueArc Corp., Series FF-1	Warrants	5/30/08	—	—	—
BlueArc Corp., Series GG	Warrants	7/9/10	8	1,024	0.00%
Cardica, Inc.	Warrants	9/25/09	8,937	150,865	0.20%
Greenspring Global Partners II-B, L.P.	LP Interest	10/10/03 - 7/23/10	434,387	446,642	0.58%
Xtera Communications, Inc.	Common Stock	9/3/03	7,076	65	0.00%

			$1,463,500	$1,377,052	1.80%

Micro Cap Fund

Cardica, Inc.	PIPE	9/25/09	$405,790	$1,213,960	0.35%
Cardica, Inc.	Warrants	6/7/07	19,380	—	—
Cardica, Inc.	Warrants	9/25/09	40,312	680,475	0.20%
Goldwater Bank, N.A.	Common Stock	2/28/07	1,540,000	231,000	0.07%

			$2,005,482	$2,125,435	0.62%

WASATCH FUNDS — Notes to Financial Statements (continued)

	Security Type	Acquisition Date	Acquisition Cost	Fair Value	Value as % of Net Assets
Micro Cap Value Fund

Acetylon Pharmaceuticals, Inc., Series B	Preferred Stock	2/3/11	$249,997	$249,997	0.12%
Cardica, Inc.	PIPE	9/25/09	214,200	640,800	0.31%
Cardica, Inc.	Warrants	6/7/07	9,302	—	0.00%
Cardica, Inc.	Warrants	9/25/09	13,813	233,155	0.11%
Goldwater Bank, N.A.	Common Stock	2/28/07	419,000	62,850	0.03%
Idaho Trust Bancorp	Common Stock	8/30/06	500,004	187,224	0.09%
NeurogesX, Inc.	PIPE	12/28/07	234,432	153,633	0.07%
NeurogesX, Inc.	Warrants	12/28/07	3,800	—	0.00%

			$1,394,551	$1,527,659	0.73%

Small Cap Growth Fund

Angies List, Series C	Preferred Stock	9/3/10	$4,254,284	$4,472,454	0.28%
Angies List, Series D	Preferred Stock	3/15/11	2,999,964	3,000,019	0.19%
Fluidigm Corp.	Common Stock	12/22/06 - 11/18/09	2,617,258	1,659,142	0.10%
Greenspring Global Partners II-B, L.P.	LP Interest	10/10/03 - 7/23/10	4,343,853	4,466,422	0.28%
Greenspring Global Partners III-B, L.P.	LP Interest	3/16/06 - 2/4/11	1,275,000	1,280,595	0.08%
Nanosys, Inc., Series D	Preferred Stock	11/8/05	2,000,000	776,271	0.05%
Nanosys, Inc., Series E	Preferred Stock	8/13/10	184,939	184,939	0.01%
TargetRX, Inc.	Common Stock	4/8/05	769,098	3,628	0.00%
Valera Pharmaceuticals, Inc. Ureteral Stent CSR	Rights	2/1/06 - 2/2/06	162,615	—	—
Valera Pharmaceuticals, Inc. VP003 (Octreotide Implant) CSR	Rights	2/1/06 - 2/2/06	243,922	—	—
Zonare Medical Systems, Inc.	Common Stock	6/30/04	1,500,000	247	0.00%
Zonare Medical Systems, Inc.	Warrants	6/30/04	—	—	—

			$20,107,010	$15,843,717	1.00%

Strategic Income Fund

Redcorp Ventures Ltd., 13.00%, 7/11/12	Corporate Bond	7/5/07	$211,248	$6,195	0.02%
Star Asia Finance Ltd.	Common Stock	2/22/07 - 3/19/10	305,812	231,214	0.80%
Star Asia SPV, LLC	LLC Membership Interest	3/19/10	543,868	190,879	0.66%

			$1,060,928	$428,288	1.47%

Ultra Growth Fund

Cardica, Inc.	PIPE	9/25/09	$392,700	$1,174,800	0.62%
Cardica, Inc.	Warrants	9/25/09	20,625	348,150	0.19%
Data Sciences International, Inc., Series B	Preferred Stock	1/20/06	475,001	807,502	0.43%
Greenspring Global Partners II-B, L.P.	LP Interest	10/10/03 - 7/23/10	3,909,467	4,019,774	2.14%
Greenspring Global Partners III-B, L.P.	LP Interest	3/16/06 - 2/4/11	1,275,000	1,280,595	0.68%
Nanosys, Inc., Series D	Preferred Stock	11/8/05	500,001	194,068	0.10%
Nanosys, Inc., Series E	Preferred Stock	8/13/10	46,235	46,235	0.02%
Ophthonix, Inc.	Common Stock	9/23/05	500,000	504	0.00%
TargetRX, Inc.	Common Stock	4/8/05	230,904	1,089	0.00%
TherOx, Inc., Series I	Preferred Stock	7/7/05	1,000,000	207,317	0.11%
Xtera Communications, Inc.	Common Stock	9/3/03	99,065	914	0.00%
Zonare Medical Systems, Inc.	Common Stock	6/30/04	1,000,000	165	0.00%
Zonare Medical Systems, Inc.	Warrants	6/30/04	—	—	0.00%

			$9,448,998	$8,081,113	4.30%

12. PURCHASE COMMITMENTS

In September 2003, the Global Science & Technology, Small Cap Growth and Ultra Growth Funds entered into subscription agreements to acquire limited partnership interests in Greenspring Global Partners II-B, L.P. The remaining commitment amounts at March 31, 2011 were $60,000, $600,000 and $540,000, respectively. Securities held by the Funds have been designated to meet these purchase commitments.

In December 2005, the Small Cap Growth and Ultra Growth Funds entered into subscription agreements to acquire limited partnership interests in Greenspring Global Partners III-B, L.P. The remaining commitment amounts at March 31, 2011 were $225,000 per Fund. Securities held by the Funds have been designated to meet these purchase commitments.

MARCH 31, 2011

13. LINE OF CREDIT

The Equity Funds opened two lines of credit totaling $75,000,000, one of which is $25,000,000 uncommitted, and the other of which is $50,000,000 committed, with State Street Bank and Trust Company on June 4, 2007 (together, the “Line”). The Line is for temporary or emergency purposes such as to provide liquidity for shareholder redemptions. The Equity Funds incur commitment fees on the undrawn portion of the committed part of the Line, and interest expense to the extent of amounts drawn (borrowed) under the entire Line. Interest is based on the higher of (a) the Federal Funds rate as in effect on the date of borrowing, plus a margin, and (b) the overnight LIBOR rate as in effect on the date of borrowing, plus a margin. Commitment fees are pro-rated among the Equity Funds based upon relative average net assets. Interest expense is charged directly to a fund based upon actual amounts borrowed by the Fund.

For the period ended March 31, 2011, the following Funds had borrowings:

	Average Daily Borrowings	Number of Days Outstanding	Interest Expense	Weighted Average Annualized Interest Rate	Balance at March 31, 2011
Emerging Markets Small Cap	11,308,688	22	8,500	1.23%	—
International Growth	13,959,128	26	12,330	1.22%	—
Small Cap Value	1,865,900	10	639	1.23%	—
Ultra Growth	5,798,236	24	4,724	1.22%	—

14. PRINCIPAL RISKS

Market and Credit Risk — In the normal course of business the Funds trade financial instruments and enter into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the other party to a transaction to perform (credit risk). Similar to credit risk, the Funds may be exposed to counterparty risk, or the risk that an institution or other entity with which the Funds have unsettled or open transactions will default. The potential loss could exceed the value of the financial assets recorded in the financial statements. Financial assets, which potentially expose the Funds to credit risk, consist principally of cash due from counterparties and investments. The extent of the Funds’ exposure to credit and counterparty risks with respect to these financial assets approximates their carrying value as recorded in the Funds’ Statements of Assets and Liabilities.

Inflation Risk — Inflation risk is the possibility that inflation will reduce the purchasing power of a currency, and subsequently reduce the value of a security or asset, and may result in rising interest rates. Inflation is the overall upward price movement of goods and services in an economy that causes the value of a currency to decline.

Interest Rate Risk — Interest rate risk is the risk that fixed income securities will decline in value because of changes in interest rates. A rise in interest rates typically causes a fall in values. Interest rate risk should be modest for shorter-term securities, moderate for intermediate-term securities and high for longer-term securities. Generally, an increase in the average maturity of a fund will make it more sensitive to interest rate risk. The interest rate is the amount charged, expressed as a percentage of principal, by a lender to a borrower for the use of assets.

Foreign Currency Risk — If a fund invests directly in foreign currencies or in securities that trade in, and receive revenues in, foreign currencies, or in derivatives that provide exposure to foreign currencies, it will be subject to the risk that those currencies will decline in value relative to the U.S. dollar. This also includes the risk associated with higher transaction costs, delayed settlements, currency controls and adverse economic developments related to foreign investments.

Region Risk — The Funds invest in equity and fixed income securities of non-U.S. issuers. Although the Funds maintain diversified investment portfolios, political or economic developments within a particular country or region may have an adverse effect on the ability of domiciled issuers to meet their obligations. Additionally, political or economic developments may have an adverse effect on the liquidity and volatility of portfolio securities and currency holdings.

Shareholder Concentration Risk — A significant portion of the net assets of the International Opportunities Fund is owned by a group of shareholders advised by a common investment advisor. If this group of shareholders simultaneously redeems on the advice of their investment advisor, Fund expenses may increase and performance may be materially affected. However, the Advisor has contractually agreed to waive its fees and/or reimburse the International Opportunities Fund should its operating expenses exceed 2.25% through at least January 31, 2012.

15. SECURITIES VALUATION

Equity securities (common and preferred stock) — Securities are valued as of the close of the New York Stock Exchange (generally 4:00 p.m. Eastern Time) on the valuation date. Equity securities are valued using a commercial pricing service at the last quoted sales price taken from the primary market in which each security trades and, with respect to equity securities traded on NASDAQ, such securities are valued using the NASDAQ Official Closing Price (“NOCP”) or last sales price if no NOCP is

WASATCH FUNDS — Notes to Financial Statements (continued)

available. If there are no sales on the primary exchange or market on a given day, then the security is valued at the most recent bid price on the primary exchange or market as provided by a pricing service. In some instances, particularly on foreign exchanges, an official close or evaluated price may be used if the pricing service is unable to provide the last trade or most recent bid price. To the extent that these securities are actively traded and valuation adjustments are not applied, they are categorized in level 1 of the fair value hierarchy (see Note 16). Additionally, a Fund’s investments are valued at fair value by the Pricing Committee if the Advisor determines that an event impacting the value of an investment occurred between the closing time of a security’s primary market or exchange (for example, a foreign exchange or market) and the time the Fund’s share price is calculated. Significant events include, but are not limited to the following: significant fluctuations in domestic markets, foreign markets or foreign currencies; occurrences not directly tied to the securities markets such as natural disasters, armed conflicts or significant governmental actions; and major announcements affecting a single issuer or an entire market or market sector. In responding to a significant event, the Pricing Committee determines the fair value of affected securities by considering factors including, but not limited to: index options and futures traded subsequent to the close; American Depositary Receipts (“ADRs”), Global Depositary Receipts (“GDRs”) or other related receipts; currency spot or forward markets that trade after pricing of the foreign exchange; other derivative securities traded after the close such as Standard & Poor’s Depositary Receipts (“SPDRs”) and other exchange traded funds (“ETFs”); and alternative market quotes on the affected securities. When applicable, the Funds use a systematic fair valuation model provided by an independent third party to assist in adjusting the valuation of foreign securities. When a Fund uses this fair value pricing method, the values assigned to the Fund’s foreign securities may not be the quoted or published prices of the investments on their primary markets or exchanges and the securities are categorized in level 2. These valuation procedures generally apply equally to long or short equity positions in a Fund. However, if there are no sales on the primary exchange or market on a given day for a short equity position, then the security is valued at the most recent ask price on the primary exchange or market as provided by a pricing service.

Corporate debt securities — Investments are valued at current market value by a commercial pricing service, or by using the last sale or bid price based on observable inputs. Observable inputs may include benchmark yields, reported trades, broker/dealer quotes, issuer spreads, two-sided markets, benchmark securities, bids, offers and reference data including market research publications. Although most corporate bonds are categorized in level 2 of the fair value hierarchy, in instances where observable inputs are not available, they are categorized as level 3.

Short-term notes — Investments maturing in 60 days or less at the time of purchase, are generally valued at amortized cost, unless it is determined that the amortized cost method would not represent fair value, in which case the securities are marked-to-market. To the extent the inputs are observable and timely, the values would be categorized in level 2 of the fair value hierarchy.

Asset-backed securities — Investments are priced using the closing bid as supplied by a commercial pricing service based on observable inputs. Observable inputs may include benchmark yields, reported trades, broker/dealer quotes, issuer spreads, two-sided markets, benchmark securities, bids, offers and reference data including market research publications, new issue data, monthly payment information and collateral performance. Although most asset-backed securities are categorized in level 2 of the fair value hierarchy, in instances where observable inputs are not available, they are categorized as level 3.

U.S. government issuers — Investments are priced using the closing bid as supplied by a commercial pricing service based on observable inputs. Observable inputs may include benchmark yields, reported trades, broker/dealer quotes, issuer spreads, two-sided markets, benchmark securities, bids, offers and reference data including market research publications. Although most U.S. government bonds are categorized in level 2 of the fair value hierarchy, in instances where observable inputs are not available, they are categorized as level 3.

Derivative instruments — Listed derivatives that are actively traded are valued based on quoted prices from the exchange and are categorized in level 1 of the fair value hierarchy. Exchange-traded options are valued at the last sale price in the market where they are principally traded. If there are no sales on the primary exchange or market on a given day, then the option is valued at the most recent bid price on the primary exchange or market as provided by a pricing service.

Restricted securities — If market quotations are not readily available for the Funds’ investments in securities such as restricted securities, private placements, securities for which trading has been halted or other illiquid securities, these investments are valued at fair value in accordance with Board-approved Pricing Policies and Procedures by the Joint Pricing Committee of the Advisor and the Funds (“Pricing Committee”) with oversight by the Board of Trustees. Fair value is defined as the price that would be received upon the sale of an asset, or paid to transfer a liability, in an orderly transaction between market participants at the measurement date under current market conditions. For each applicable investment that is fair valued, the Pricing Committee considers, to the extent applicable, various factors including, but not limited to, the financial condition of the company or limited partnership, operating results, prices paid in follow-on rounds, comparable companies in the public market, the nature and duration of the restrictions for holding the securities, and other relevant factors. Depending on the relative significance of valuation inputs, these instruments may be classified in either level 2 or level 3 of the fair value hierarchy.

MARCH 31, 2011

As of March 31, 2011, the aggregate amount of fair valued securities, excluding any foreign securities fair valued pursuant to a systematic fair valuation model, as a percentage of net assets for the Funds was as follows:

Core Growth Fund	—
Emerging Markets Small Cap Fund	4.61%
Global Opportunities Fund	0.12%
Global Science & Technology Fund	1.80%
Heritage Growth Fund	—
International Growth Fund	0.78%
International Opportunities Fund	0.17%
Large Cap Value Fund	—
Long/Short Fund	—
Micro Cap Fund	0.62%
Micro Cap Value Fund	0.96%
Small Cap Growth Fund	1.00%
Small Cap Value Fund	—
Strategic Income Fund	0.69%
Ultra Growth Fund	4.30%
Income Fund	0.48%
U.S. Treasury Fund	—

16. FAIR VALUE MEASUREMENTS

The Funds use various methods to measure the fair value of most of their investments on a recurring basis. U.S. GAAP established a hierarchy that prioritizes inputs to valuation methods. The three levels of inputs are:

•	Level 1 — Unadjusted quoted prices in active markets for identical assets or liabilities that the Funds have the ability to access.
•

Level 2 — Observable inputs other than quoted prices included in level 1 that are observable for the asset or liability, either directly or indirectly. The inputs may include quoted prices for the identical investment on an inactive market, prices for similar investments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

•

Level 3 — Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Funds’ own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether a security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in level 3.

The Funds’ policy is to recognize transfers between levels at the end of the reporting period.

The following is a summary of the fair valuations according to the inputs used as of March 31, 2011 in valuing the Funds’ assets and liabilities:

Fund	Category	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Value at 3/31/2011
Core Growth Fund
Assets
Common Stocks		$469,656,924	$—	$—	$469,656,924
Preferred Stocks		5,982,991	—	—	5,982,991
Short-Term Investments		—	16,990,736	—	16,990,736

		$475,639,915	$16,990,736	$—	$492,630,651

WASATCH FUNDS — Notes to Financial Statements (continued)

Fund	Category	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Value at 3/31/2011
Emerging Markets Small Cap Fund
Assets
Common Stocks	Building Products	$—	$12,185,040	$—	$12,185,040
	Computer & Electronics Retail	—	7,021,959	—	7,021,959
	Hypermarkets & Super Centers	—	9,037,752	—	9,037,752
	Pharmaceuticals	10,815,978	942,912	—	11,758,890
	Restaurants	17,874,072	—	298	17,874,370
	Water Utilities	—	3,322,354	—	3,322,354
	Other	603,363,087	—	—	603,363,087
Preferred Stocks		19,716,457	—	—	19,716,457
Short-Term Investments		—	17,721,807	—	17,721,807

		$651,769,594	$50,231,824	$298	$702,001,716

Global Opportunities Fund
Assets
Common Stocks	Auto Parts & Equipment	$1,068,418	$—	$16,313	$1,084,731
	Health Care Equipment	11,040,131	284,800	—	11,324,931
	Other	298,857,793	—	—	298,857,793
Preferred Stocks		1,359,510	—	—	1,359,510
Warrants		14,073	84,400	—	98,473
Short-Term Investments		—	20,422,375	—	20,422,375

		$312,339,925	$20,791,575	$16,313	$333,147,813

Global Science & Technology Fund
Assets
Common Stocks	Internet Software & Services	$6,221,798	$—	$65	$6,221,863
	Other	64,828,656	—	—	64,828,656
Preferred Stocks	Computer Storage & Peripherals	—	—	778,456	778,456
	Other	1,329,804	—	—	1,329,804
Limited Partnership Interest		—	—	446,642	446,642
Warrants		—	150,865	1,024	151,889
Short-Term Investments		—	2,669,572	—	2,669,572

		$72,380,258	$2,820,437	$1,226,187	$76,426,882

Heritage Growth Fund
Assets
Common Stocks		$83,805,954	$—	$—	$83,805,954
Short-Term Investments		—	3,875,667	—	3,875,667

		$83,805,954	$3,875,667	$—	$87,681,621

International Growth Fund
Assets
Common Stocks	Food Retail	$8,689,053	$2,224,500	$—	$10,913,553
	Other	281,935,421	—	—	281,935,421
Preferred Stocks		2,347,914	93,313	—	2,441,227
Short-Term Investments		—	4,006,098	—	4,006,098

		$292,972,388	$6,323,911	$—	$299,296,299

International Opportunities Fund
Assets
Common Stocks	Air Freight & Logistics	$5,090,674	$260,704	$—	$5,351,378
	Auto Parts & Equipment	2,370,257	—	33,022	2,403,279
	Education Services	890,576	—	8,253	898,829
	Restaurants	2,714,644	—	749	2,715,393
	Other	144,531,704	—	—	144,531,704
Preferred Stocks		1,094,404	—	—	1,094,404
Short-Term Investments		—	26,448,788	—	26,448,788
Foreign Currency Exchange Contracts		—	8,172	—	8,172

		$156,692,259	$26,717,664	$42,024	$183,451,947

Liabilities
Foreign Currency Exchange Contracts		$—	$110,186	$—	$110,186

		$—	$110,186	$—	$110,186

MARCH 31, 2011

Fund	Category	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Value at 3/31/2011
Large Cap Value Fund
Assets
Common Stocks		$1,817,914,268	$—	$—	$1,817,914,268
Short-Term Investments		—	31,210,844	—	31,210,844

		$1,817,914,268	$31,210,844	$—	$1,849,125,112

Long/Short Fund
Assets
Common Stocks		$479,570,894	$—	$—	$479,570,894
Preferred Stocks		5,723,250	—	—	5,723,250
Short-Term Investments		—	112,755,949	—	112,755,949

		$485,294,144	$112,755,949	$—	$598,050,093

Liabilities
Equity Contracts		$(8,043,286)	$—	$—	$(8,043,286)
Securities Sold Short		(113,692,748)	—	—	(113,692,748)

		$(121,736,034)	$—	$—	$(121,736,034)

Micro Cap Fund
Assets
Common Stocks	Health Care Equipment	$22,011,330	$1,213,960	$—	$23,225,290
	Specialized Finance	—	—	231,000	231,000
	Other	303,400,541	—	—	303,400,541
Preferred Stocks		3,259,734	—	—	3,259,734
Warrants		—	680,475	—	680,475
Short-Term Investments		—	12,467,754	—	12,467,754

		$328,671,605	$14,362,189	$231,000	$343,264,794

Micro Cap Value Fund
Assets
Common Stocks	Biotechnology	$1,707,002	$153,633	$—	$1,860,635
	Diversified Banks	—	—	187,224	187,224
	Health Care Equipment	8,836,530	640,800	—	9,477,330
	Restaurants	2,034,000	476,773	—	2,510,773
	Specialized Finance	6,411,950	—	62,850	6,474,800
	Other	168,862,884	—	—	168,862,884
Preferred Stocks	Pharmaceuticals	—	—	249,997	249,997
Warrants		—	233,155	—	233,155
Short-Term Investments		—	18,896,780	—	18,896,780

		$187,852,366	$20,401,141	$500,071	$208,753,578

Liabilities
Equity Contracts		$(28,000)	$—	$—	$(28,000)
Foreign Currency Exchange Contracts		(959,307)	—	—	(959,307)

		$(987,307)	$—	$—	$(987,307)

Small Cap Growth
Assets
Common Stocks	Health Care Equipment	$23,401,753	$—	$247	$23,402,000
	Health Care Services	15,198,616	—	3,628	15,202,244
	Life Sciences Tools & Services	—	—	1,659,142	1,659,142
	Other	1,405,974,525	—	—	1,405,974,525
Preferred Stocks	Biotechnology	—	—	961,210	961,210
	Internet Software & Services	—	—	7,472,473	7,472,473
Limited Partnership Interest		—	—	5,747,017	5,747,017
Short-Term Investments		—	135,131,236	—	135,131,236

		$1,444,574,894	$135,131,236	$15,843,717	$1,595,549,847

Small Cap Value Fund
Assets
Common Stocks		$222,836,352	$—	$—	$222,836,352
Short-Term Investments		—	15,433,943	—	15,433,943

		$222,836,352	$15,433,943	$—	$238,270,295

WASATCH FUNDS — Notes to Financial Statements (continued)

Fund	Category	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Value at 3/31/2011
Strategic Income Fund
Assets
Common Stocks	Diversified REITs	$—	$231,214	$—	$231,214
	Other	25,662,016	—	—	25,662,016
Preferred Stocks		305,435	4,792	—	310,227
Limited Liability Company Membership Interest		—	—	190,879	190,879
Limited Partnership Interest		637,734	—	—	637,734
Corporate Bonds		—	—	6,195	6,195
Mutual Funds		414,180	—	—	414,180
Short-Term Investments		—	1,449,960	—	1,449,960

		$27,019,365	$1,685,966	$197,074	$28,902,405

Ultra Growth Fund
Assets
Common Stocks	Health Care Equipment	$15,414,630	$1,174,800	$165	$16,589,595
	Health Care Services	1,865,101	—	1,089	1,866,190
	Internet Software & Services	11,261,272	—	914	11,262,186
	Personal Products	—	—	504	504
	Other	149,896,149	—	—	149,896,149
Preferred Stocks	Biotechnology	—	—	240,303	240,303
	Health Care Technology	—	—	1,014,819	1,014,819
Limited Partnership Interest		—	—	5,300,369	5,300,369
Warrants		—	348,150	—	348,150
Short-Term Investments		—	1,470,331	—	1,470,331

		$178,437,152	$2,993,281	$6,558,163	$187,988,596

Income Fund
Assets
Asset Backed Securities		$—	$3,196,537	$—	$3,196,537
Collateralized Mortgage Obligations		—	30,667,479	—	30,667,479
Corporate Bonds		—	42,631,785	—	42,631,785
Municipal Bonds		—	1,198,522	—	1,198,522
Mutual Funds		757,871	—	—	757,871
Exchange Traded Funds		649,200	—	—	649,200
U.S. Government Agency Securities		—	27,196,528	—	27,196,528
U.S. Treasury Bonds		—	14,193,417	—	14,193,417
U.S. Treasury Inflation Protected Securities		—	2,784,271	—	2,784,271
Preferred Stocks		1,396,850	—	—	1,396,850
Short-Term Investments		—	8,259,591	—	8,259,591

		$2,803,921	$130,128,130	$—	$132,932,051

U.S. Treasury Fund
Assets
U.S. Government Obligations		$—	$155,524,560	$—	$155,524,560
Short-Term Investments		—	589,549	—	589,549

		$—	$156,114,109	$—	$156,114,109

The valuation techniques used by the Funds to measure fair value for the period ended March 31, 2011 maximized the use of observable inputs and minimized the use of unobservable inputs.

The Funds have recategorized securities that can be converted by the Funds at any time, without limitation, into securities with an active market price since they are not identical securities. This recategorization has resulted in significant transfers from level 1 to level 2.

MARCH 31, 2011

The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) for the Funds during the period ended March 31, 2011:

Fund	Market Value Beginning Balance 9/30/2010	Purchases at Cost/ Sales (Proceeds)	Realized Gain/(Loss)	Change in Unrealized Appreciation (Depreciation)	Transfers in at Market Value	Transfers out at Market Value	Market Value Ending Balance 3/31/2011	Net Change in Unrealized Appreciation (Depreciation) on Investments Held at 3/31/2011
Emerging Markets Small Cap Fund
Common Stocks	$298	$—	$—	$—	$—	$—	$298	$—

Global Opportunities Fund
Common Stocks	21,790	—	—	(5,477)	—	—	16,313	(5,477)

Global Science & Technology Fund
Common Stocks	65	—	—	—	—	—	65	—
Preferred Stocks	770,952	—	—	7,504	—	—	778,456	7,504
Limited Partnership Interest	421,896	—	—	24,746	—	—	446,642	24,746
Warrants	8	—	—	1,016	—	—	1,024	1,016

	1,192,921	—	—	33,266	—	—	1,226,187	33,266

International Opportunities Fund
Common Stocks	52,763	—	—	(10,739)	—	—	42,024	(10,739)

Micro Cap Fund
Common Stocks	281,050	—	—	(50,050)	—	—	231,000	(50,050)

Micro Cap Value Fund
Common Stocks	291,470	—	—	(41,396)	—	—	250,074	(41,396)
Preferred Stocks	—	249,997	—	—	—	—	249,997	—

	291,470	249,997	—	(41,396)	—	—	500,071	(41,396)

Small Cap Growth Fund
Common Stocks	279,065	—	—	(275,190)	1,659,142	—	1,663,017	(275,190)
Preferred Stocks	7,832,752	3,000,019	—	(739,946)	—	(1,659,142)	8,433,683	218,170
Limited Partnership Interest	5,253,847	150,000	—	343,170	—	—	5,747,017	343,170
Warrants	11	—	(11)	—	—	—	—	—
Rights	214,781	—	—	(214,781)	—	—	—	(214,781)

	13,580,456	3,150,019	(11)	(886,747)	1,659,142	(1,659,142)	15,843,717	71,369

Strategic Income Fund
Limited Liability Company Membership Interest	225,655	(34,776)	—	—	—	—	190,879	—
Corporate Bonds	23,692	(20,600)	832	2,271	—	—	6,195	(15,470)

	249,347	(55,376)	832	2,271	—	—	197,074	(15,470)

Ultra Growth Fund
Common Stocks	186,132	—	—	(183,460)	—	—	2,672	(183,460)
Preferred Stocks	1,477,072	—	—	(221,950)	—	—	1,255,122	(221,950)
Limited Partnership Interest	4,831,951	150,000	—	318,418	—	—	5,300,369	318,418

	$6,495,155	$150,000	$—	$(86,992)	$—	$—	$6,558,163	$(86,992)

17. FAIR VALUE OF DERIVATIVE INSTRUMENTS*

The following is a summary of the fair valuations of the Funds’ derivative instruments categorized by risk exposure:

WASATCH INTERNATIONAL OPPORTUNITIES FUND

Fair Values of Derivative Instruments on the Statement of Assets and Liabilities as of March 31, 2011:

	Derivatives not accounted for as hedging instruments under Statement 133
	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts	Other Contracts	Total
Asset Derivatives
Unrealized appreciation on foreign currency exchange contracts	$—	$118,358	$—	$—	$—	$118,358

WASATCH FUNDS — Notes to Financial Statements (continued)

The Effect of Derivative Instruments on the Statement of Operations for the Six Months Ended March 31, 2011:

	Derivatives not accounted for as hedging instruments under Statement 133
	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts	Other Contracts	Total
Realized Gain (Loss) on Derivatives Recognized in Income
Net realized gain (loss) on investments and foreign currency translations	$—	$(75,214)	$—	$—	$—	$(75,214)

Net Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Change in unrealized appreciation (depreciation) on investments and foreign currency translations	$—	$217,182	$—	$—	$—	$217,182

LONG/SHORT FUND

Fair Values of Derivative Instruments on the Statement of Assets and Liabilities as of March 31, 2011:

	Derivatives not accounted for as hedging instruments under Statement 133
	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts	Other Contracts	Total
Liabilities Derivatives
Call options written at value	$—	$—	$—	$8,043,286	$—	$8,043,286

The Effect of Derivative Instruments on the Statement of Operations for the Six Months Ended March 31, 2011:

	Derivatives not accounted for as hedging instruments under Statement 133
	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts	Other Contracts	Total
Realized Gain (Loss) on Derivatives Recognized in Income
Net realized gain on options written	$—	$—	$—	$2,619,432	$—	$2,619,432

Net Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Change in unrealized appreciation (depreciation) on investments, options and foreign currency translations	$—	$—	$—	$1,128,085	$—	$1,128,085

WASATCH MICRO CAP VALUE FUND

Fair Values of Derivative Instruments on the Statement of Assets and Liabilities as of March 31, 2011:

	Derivatives not accounted for as hedging instruments under Statement 133
	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts	Other Contracts	Total
Liabilities Derivatives
Call options written at value	$—	$—	$—	$28,000	$—	$28,000
Unrealized depreciation on foreign currency exchange contracts	—	959,307	—	—	—	959,307

	$—	$959,307	$—	$28,000	$—	$987,307

The Effect of Derivative Instruments on the Statement of Operations for the Six Months Ended March 31, 2011:

	Derivatives not accounted for as hedging instruments under Statement 133
	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts	Other Contracts	Total
Realized Gain (Loss) on Derivatives Recognized in Income
Net realized gain on options written	$—	$—	$—	$678,440	$—	$678,440

Net Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Change in unrealized appreciation (depreciation) on investments, options and foreign currency translations	$—	$(959,307)	$—	$79,371	$—	$(879,936)

MARCH 31, 2011

ULTRA GROWTH FUND

The Effect of Derivative Instruments on the Statement of Operations for the Six Months Ended March 31, 2011:

	Derivatives not accounted for as hedging instruments under Statement 133
	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts	Other Contracts	Total
Realized Gain (Loss) on Derivatives Recognized in Income
Net realized gain (loss) investments and foreign currency translations	$—	$—	$—	$(187,027)	$—	$(187,027)

*	See Note 2 — Significant Accounting Policies for additional information.

For the period ended March 31, 2011, the average monthly balance of outstanding derivative financial instruments was as follows:

	International Opportunities Fund	Micro Cap Value Fund	Long/Short Fund	Ultra Growth
Forward currency exchange contracts:
Average number of contracts — U.S. dollars purchased	3	1	—	—
Average U.S. dollar amounts purchased	$6,587,817	$9,578,739	$—	$—
Option contracts:
Average number of call contracts purchased	—	—	—	167
Average number of call contracts written	—	650	15,470	—
Average value of call contracts purchased	$—	$—	$—	$14,167
Average value of call contracts written	$—	$49,417	$6,316,383	$—

18. SUBSEQUENT EVENTS

Effective April 1, 2011, the Wasatch Global Science & Technology Fund changed its name to Wasatch World Innovators Fund.

Wasatch Emerging India Fund, an additional series of the Trust, commenced operations on April 26, 2011.

Effective May 24, 2011, Laura Geritz will serve as Portfolio Manager for the Wasatch International Opportunities Fund. Effective June 30, 2011, Blake Walker will no longer serve as Lead Portfolio Manager for the Wasatch International Opportunities Fund.

Effective June 30, 2011, Robert Gardiner and Blake Walker will no longer serve as Lead Portfolio Managers for the Wasatch Global Opportunities Fund. Effective June 30, 2011, Roger D. Edgley, CFA and JB Taylor will serve as Lead Portfolio Managers for the Wasatch Global Opportunities Fund.

WASATCH FUNDS — Supplemental Information

MANAGEMENT OF THE COMPANY

Management Information. The business affairs of Wasatch Funds are supervised by its Board of Trustees. The Board consists of four trustees who are elected and serve until their successors are elected and qualified.

The trustees and executive officers of Wasatch Funds and their principal occupations for at least the last five years are set forth below.

Name, Address and Age	Position(s) Held with Wasatch Funds	Term of Office[1] and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee[2]
Independent Trustees

James U. Jensen, J.D., MBA c/o Wasatch Funds 150 Social Hall Ave. 4th Floor Salt Lake City, Utah 84111 Age 66	Trustee and Chairman of the Board	Indefinite Served as Chairman of the Board since 2004 and Trustee since 1986	Chief Executive Officer of Clearwater Governance Group (an operating board governance consulting company) July 2008 to present; Co-Founder and Chairman of the Board of Intelisum, Inc. (a company pursuing computer and measurement technology and products) 2001 to 2008; Consultant on corporate growth and technology transfer since 2004; Vice President, Corporate Development, Legal Affairs and General Counsel, and Secretary, NPS Pharmaceuticals, Inc. from 1991 to 2004.	17

Private companies and foundations.

Director of Cognigen Networks, Inc. (Internet and relationship enabled marketing company) since December 2007.

Director of Bayhill Capital Corp. (telephone communications) since December 2007.

William R. Swinyard, Ph.D. c/o Wasatch Funds 150 Social Hall Ave. 4th Floor Salt Lake City, Utah 84111 Age 70	Trustee and Chairman of the Audit Committee	Indefinite Served as Chairman of the Audit Committee since 2004 and Trustee since 1986	Professor of Business Management and Holder of the Fred G. Meyer Chair of Marketing (Emeritus), Brigham Young University since 1978.	17	None

D. James Croft, Ph.D. c/o Wasatch Funds 150 Social Hall Ave. 4th Floor Salt Lake City, Utah 84111 Age 69	Trustee	Indefinite Served as Trustee since 2005	Consultant since 2004 and Founder & Executive Director, Mortgage Asset Research Institute from 1990 to 2004.	17	None

Miriam M. Allison[3] 150 Social Hall Ave. 4th Floor Salt Lake City, UT 84111 Age 63	Trustee	Indefinite Served as Trustee since 2010	Rancher since 2004. From 2001 to 2005, Chairman of UMB Fund Services, Inc.	17	Director, Northwestern Mutual Series Fund, Inc. (27 portfolios) since 2006.

Interested Trustee

Samuel S. Stewart, Jr., Ph.D. CFA[4] 150 Social Hall Ave. 4th Floor Salt Lake City, UT 84111 Age 68	President and Trustee	Indefinite Served as President and Trustee since 1986	Chairman of the Board for the Advisor since 1975; Chief Investment Officer of the Advisor since 2004; Director of Research of the Advisor from 1975 to 2004; Chairman of the Board of Wasatch Funds from 1986 to 2004.	17	None

[1]

A Trustee may serve until his/her death, resignation, removal or retirement. Each Independent Trustee shall retire as Trustee at the end of the calendar year in which (s)he attains the age of 72 years.

[2]

Directorships are those held by a Trustee in any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934 or subject to the requirements of Section 15(d) of the Securities Exchange Act or any company registered as an investment company under the 1940 Act.

[3]

Ms. Allison previously owned shares of UMB Financial Corp., the parent company of UMB Fund Services, Inc., the Funds’ transfer agent. As of the date of this statement, Ms. Allison no longer owns such shares.

[4]	Mr. Stewart is an Interested Trustee because he serves as the Chairman of the Board of the Advisor.

MARCH 31, 2011 (UNAUDITED)

Name, Address and Age	Position(s) Held with Wasatch Funds	Term of Office and Length of Time Served	Principal Occupation(s) during Past 5 Years
Officers

Daniel D. Thurber 150 Social Hall Ave. 4th Floor Salt Lake City, UT 84111 Age 41	Vice President	Indefinite Served as Vice President since February 2007	General Counsel, Chief Compliance Officer and Director of Compliance for the Advisor since 2006; Chief Compliance Officer and Secretary for Wasatch Funds from May 2006 to February 2007; Associate and Partner at Dorsey & Whitney LLP from 2001 to 2006.

Russell L. Biles 150 Social Hall Ave. 4th Floor Salt Lake City, UT 84111 Age 43	Chief Compliance Officer, Vice President and Secretary	Indefinite Served as Chief Compliance Officer and Vice President since February 2007 and Secretary since November 2008	Chief Compliance Officer and Vice President for Wasatch Funds since February 2007; Counsel for the Advisor since October 2006; Senior Compliance Administrator for the Advisor from October 2005 to October 2006; Attorney and Managing Member of Nicholls Nicholls Biles & Bower, LLC from 2002 to 2005.

Eric Huefner 150 Social Hall Ave. 4th Floor Salt Lake City, UT 84111 Age 46	Vice President	Indefinite Served as Vice President from February 2008 to May 2011 and Treasurer from November 2008 to May 2009	Vice President for Wasatch Funds from February 2008 to May 2011; Director of Mutual Funds for the Advisor since June 2006; Business Director, Campbell Soup Company, March 2003 to May 2006.

Cindy B. Firestone, CPA 150 Social Hall Ave. 4th Floor Salt Lake City, UT 84111 Age 53	Treasurer	Indefinite Served as Treasurer since May 2009	Treasurer for Wasatch Funds since May 2009, Assistant Treasurer for Wasatch Funds from November 2008 to May 2009; Internal Auditor for the Advisor since December 2002.

Additional information about the Funds’ trustees is provided in the Statement of Additional Information and is available without charge, upon request, by calling 800.551.1700.

WASATCH FUNDS — Supplemental Information (continued)

PROXY VOTING POLICIES, PROCEDURES AND RECORD

A description of the policies and procedures that Wasatch Advisors uses to vote proxies related to the Funds’ portfolio securities is set forth in the Funds’ Statement of Additional Information which is available without charge, upon request, on the Funds’ website at www.wasatchfunds.com or by calling 800.551.1700 and on the Securities and Exchange Commission’s (SEC) website at www.sec.gov.

Wasatch Funds’ proxy voting record is available on the Funds’ website at www.wasatchfunds.com and the SEC’s website at www.sec.gov no later than August 31 for the prior 12 months ending June 30.

QUARTERLY PORTFOLIO HOLDINGS DISCLOSURE ON FORM N-Q

The Funds file their complete schedules of investments with the SEC for their first and third fiscal quarters of each fiscal year, commencing with the quarter ended December 31, 2004, on Form N-Q. The Funds’ Form N-Q is available on the SEC’s website at www.sec.gov, and may be viewed at the SEC’s Public Reference Room in Washington, D.C. (information on the operation of the Public Reference Room may be obtained by calling 800.SEC.0330).

BOARD APPROVAL FOR ADVISORY CONTRACTS

At a meeting held on November 9 - 10, 2010 (the “Meeting”), the Board of Trustees of Wasatch Funds Trust (the “Trust”), including the Independent Trustees, unanimously approved the Advisory and Service Contract (the “Advisory Agreement”) between the Trust and Wasatch Advisors, Inc. (the “Advisor”) on behalf of each series of the Trust (each a “Fund”); the sub-advisory agreement between the Advisor and Hoisington Investment Management Company (“HIMCO”) on behalf of the Wasatch-Hoisington U.S. Treasury Fund (the “U.S. Treasury Fund”); and the sub-advisory agreement between the Advisor and 1st Source Corporation Investment Advisors, Inc. (“1st Source”) on behalf of the Wasatch-1st Source Income Fund (the “Income Fund”) (the foregoing sub-advisory agreements are each a “Sub-Advisory Agreement” and collectively, the “Sub-Advisory Agreements,” and HIMCO and 1st Source are each a “Sub-Advisor”).

In preparation for their role in the evaluation of the Advisory Agreement and Sub-Advisory Agreements, the Independent Trustees met in Executive Session on November 2, 2010 (Mr. Croft participated via telephone at this session) and November 9, 2010. At these Board Meetings and Executive Sessions, they were joined by independent legal counsel. In addition to these Executive Sessions, the Independent Trustees also met at their quarterly meetings as well as at other times between the quarterly meetings with management. In evaluating the Advisory Agreement and Sub-Advisory Agreements, the Independent Trustees took into account the information provided and the knowledge gained from these meetings. In advance of the November meetings, the Board and independent legal counsel received materials and other information which outlined, among other things:

•	the terms and conditions of the Advisory Agreement and Sub-Advisory Agreements, including the nature, extent and quality of services provided by the Advisor and each Sub-Advisor;
•	the organization and business operations of the Advisor and Sub-Advisors, including the experience of persons who have managed and who will manage the respective Fund;
•	the profitability of the Advisor from serving as advisor to the respective Fund (plus profitability analysis for advisors to unaffiliated investment companies);
•

the management fees of the Advisor, including comparisons of such fees with the management fees of comparable, unaffiliated funds prepared by an independent third party and the Advisor’s fees for other clients;

•	the sub-advisory fees of each Sub-Advisor with respect to the U.S. Treasury Fund and Income Fund (including the respective Sub-Advisor’s fee schedule for other clients);
•	the expenses of each Fund, including comparisons with the expense ratios of comparable, unaffiliated funds compiled by an independent third party; and
•	the respective Fund’s past performance plus such Fund’s performance compared to funds of similar investment objectives compiled by independent third parties and with recognized benchmarks.

As the Independent Trustees reviewed the materials, they also requested in writing (through their independent legal counsel) and received supplemental information and responses to various questions. In addition to the material provided by the Advisor, the Independent Trustees also received from independent counsel a legal memorandum outlining, among other things, the duties of the Independent Trustees under the Investment Company Act of 1940 (the “1940 Act”), as well as the general principles of relevant state law in reviewing and approving advisory contracts; the requirements of the 1940 Act in such matters; an advisor’s fiduciary duty with respect to advisory agreements and compensation; the standards used by courts in determining whether investment company boards of trustees have fulfilled their duties and factors to be considered by the Board in voting on advisory agreements.

During the Executive Sessions noted above, the Independent Trustees met with independent legal counsel to discuss, among other things, the Advisory and Sub-Advisory Agreements, the information provided, and the Independent Trustees’ duties in reviewing and approving advisory contracts. The Independent Trustees, in consultation with independent counsel, also reviewed the factors set out in judicial decisions and SEC directives relating to the approval of advisory contracts. The information provided for the Meeting supplements the information the Board receives throughout the year regarding a Fund’s performance, expense ratios, portfolio composition, trade execution and sales activity. The Independent Trustees considered the legal advice provided by legal counsel, the material provided, and relied upon their knowledge of the Advisor, Sub-Advisors, the services provided and the Funds resulting from their

MARCH 31, 2011

meetings and other interactions throughout the year and their own business judgment in determining the factors to be considered in evaluating advisory agreements. Each Independent Trustee may have accorded different weight to the various factors in reaching his or her conclusions with respect to the Advisory Agreement and applicable Sub-Advisory Agreement. The Independent Trustees did not identify any single factor as all-important or controlling. The Independent Trustees’ considerations were instead based on a comprehensive consideration of all the information presented. The principal factors considered by the Board and its conclusions are described below.

A.	NATURE, EXTENT AND QUALITY OF SERVICES

In evaluating the nature, extent and quality of the Advisor’s and each Sub-Advisor’s services, the Independent Trustees reviewed information concerning the types of services (advisory and non-advisory or administrative services) that the Advisor and Sub-Advisors provide to the respective Fund; the performance record of the applicable Fund; and information describing the Advisor’s and each Sub-Advisor’s organization and business. In connection with their service as Independent Trustees of the Trust, the Independent Trustees also periodically have met with the Advisor’s and each Sub-Advisor’s personnel and have evaluated their professional experience, qualifications and credentials as well as their investment approach and research process. The Independent Trustees considered the compensation arrangements of portfolio managers to evaluate the ability of the Advisor to attract and retain high quality investment personnel, preserve stability, and reward performance without providing an incentive for taking undue risks. In addition to the foregoing, in light of the regulatory emphasis on compliance, in reviewing the services that have been provided to a Fund, the Independent Trustees also considered the Advisor’s and each Sub-Advisor’s compliance and regulatory history.

In their review of services, the Independent Trustees also evaluated the quality of administrative or non-advisory services provided. The terms of the Advisory Agreement provide that the Advisor shall administer the Trust’s affairs to the extent requested by and subject to the supervision of the Board for the period and terms of the contract. In this regard, the Advisor provides business, administrative, compliance, marketing and other services required to operate the Funds, such as assistance with preparation and filing of regulatory and tax reports, preparation and distribution of prospectuses and shareholder reports, provision of information to Fund trustees, analysis to ensure compliance with federal and state laws and regulations, valuation of portfolio securities, and oversight of the performance of the Funds’ service providers (e.g., administrator, fund accountant, transfer agent and custodian). The Advisor also pays for office space and facilities for each Fund.

With respect to the Sub-Advisors, it was noted that the Sub-Advisory Agreements are essentially agreements for portfolio management services only and the Sub-Advisors were not expected to supply other significant administrative services.

Based on their review, the Independent Trustees found that, overall, the nature, extent and quality of services provided under the Advisory Agreement and the Sub-Advisory Agreements were satisfactory on behalf of each applicable Fund.

B.	THE INVESTMENT PERFORMANCE OF THE FUNDS

In evaluating each Fund’s performance, the Trustees reviewed both short-term and long-term performance of each Fund relative to its peer group and relevant benchmarks. More specifically, the Independent Trustees reviewed, among other things, a report prepared by an unaffiliated third party comparing the respective Fund’s total return for the one-, two-, three-, four-, five-, and 10-year periods ending August 31, 2010 (or for the periods available for Funds that did not exist for part of the foregoing time frame) compared to the performance of unaffiliated funds with similar investment objectives or classifications (a “Peer Group”) and a benchmark assigned by the unaffiliated third party (the “Benchmark”) for the prescribed periods. The Independent Trustees also reviewed materials reflecting the respective Fund’s historic performance for the quarter, one-, three-, five-, and 10-year periods ended September 30, 2010 (or for the periods available for Funds that did not exist for part of the foregoing time frame together with the average annual return since inception for Funds with the shorter duration) compared to its respective benchmarks and unaffiliated funds in its investment category. In addition, the Independent Trustees received reports prepared by a second unaffiliated party, which generally included an analyst report on the respective Fund for the following Funds: Core Growth, Global Opportunities, Global Science & Technology, Heritage Growth, International Growth, International Opportunities, Large Cap Value (formerly Wasatch-1st Source Income Equity Fund), Micro Cap, Micro Cap Value, Small Cap Growth, Small Cap Value, and Ultra Growth. This information supplemented the performance information provided to the Board at each of its quarterly meetings as well as at other meetings or Executive Sessions during the year. Further, the Independent Trustees also recognized the limitations on some of the usefulness of the performance comparison information as the closest Peer Group for a Fund may not adequately reflect the Wasatch Fund’s investment strategies and may be invested in sectors or industries in which the respective Fund has limited or no exposure. Based on their review of performance, the Independent Board Members determined that each Fund’s investment performance over time had been satisfactory, noting, in particular the following.

The Emerging Markets Small Cap Fund has had generally favorable performance outperforming the Benchmark for the one and two years ended August 31, 2010. The Core Growth Fund’s performance over time has been satisfactory outperforming its Benchmark in the 10-year period ended August 31, 2010 and providing generally comparable performance to its Benchmark for the shorter periods. Although the Global Opportunities Fund has only been operating for a short time; limiting a meaningful assessment of its performance, during the time available, the Fund had favorable performance, outperforming its Benchmark for the one year ended August 31, 2010. Although the Global Science & Technology Fund has underperformed its

WASATCH FUNDS — Supplemental Information (continued)

Benchmark in longer periods, the Fund had favorable performance for the one year ended August 31, 2010, outperforming the Benchmark. The Heritage Growth Fund has had generally favorable performance, outperforming its Benchmark for each of the last four years ended August 31, 2010. The U.S. Treasury Fund continues to provide solid performance, outperforming the Benchmark for the one and two years ended August 31, 2010 and ranking in the first quintile of its performance peer universe for each of the past five years as well as the 10 years ended August 31, 2010. The International Growth, International Opportunities, and Micro Cap Value Funds had generally favorable performance, outperforming their respective Benchmark for each of the last five years ended August 31, 2010. Similarly, the Small Cap Growth Fund has had favorable performance, outperforming its Benchmark for each of the last five years and for the 10 year period ended August 31, 2010. Although the Micro Cap Fund and Small Cap Value Fund each outperformed its respective Benchmark over the 10-year period, these Funds have underperformed their Benchmarks in more recent periods. The Board, however, continues to review with management the investment process, investment philosophy and initiatives taken to address performance issues and is satisfied with the steps taken but will continue to monitor performance. Although the Strategic Income Fund underperformed its Benchmark for the longer periods, the Fund improved its performance outperforming its Benchmark for the one year ended August 31, 2010. Although the Ultra Growth Fund has had some mixed results during its tenure, the Fund outperformed its Benchmark in the most recent one-, two-, and three-year periods ended August 31, 2010 as well as the 10-year period ended August 31, 2010. Although the Income Fund underperformed its Benchmark for the one year ended August 31, 2010, the Income Fund’s performance has been satisfactory generally providing performance comparable to its Benchmark during longer periods. Although the Large Cap Value Fund underperformed its Benchmark for the one and two years ended August 31, 2010, the Large Cap Value Fund has provided satisfactory performance outperforming the Benchmark over the longer periods. Similarly, although the Long/Short Fund underperformed its Benchmark in the one year period ended August 31, 2010, it outperformed the Benchmark in the longer periods.

C.	FEES, EXPENSES AND PROFITABILITY

1.	Fees and Expenses

The Independent Trustees considered the fees of the Advisor and Sub-Advisors. In their evaluation of fees and expenses, the Independent Trustees reviewed the Advisor’s management fees and expense ratios for each Fund in absolute terms as well as with comparisons of fees and expenses of funds with similar objectives. In this regard, the Independent Trustees reviewed and considered, among other things, comparisons of the respective Fund’s actual management fees, total expenses (including and excluding 12b-1/non-12b-1 service fees), and non-management expenses (such as transfer agency, custodian, administrative and accounting fees) with those of unaffiliated funds in its

Peer Group compiled by an independent third party as well as comparisons of the respective Fund’s management fees and net expense ratios with those of a custom peer group provided by the Advisor. In reviewing fees, the Independent Trustees also considered the expense limitation agreement provided by the Advisor for the Funds, the amounts the Advisor has reimbursed to the Funds for the last three fiscal years (if any) and any proposed changes to the expense limitation agreement (as described below). In their evaluation of the fees, the Independent Trustees considered, although were not limited to, the following factors.

With respect to the Micro Cap, Micro Cap Value, Small Cap Growth, and Small Cap Value Funds, each Fund had advisory fees and expense ratios above the median of its Peer Group. The Trustees noted, however, that the Peer Group of the micro cap funds may not adequately represent the strategies of the Funds and thus may limit some of the usefulness of the comparisons. In addition, in evaluating the fees, the Independent Trustees considered the nature of the asset class (small or mid cap), the Advisor’s expertise in this asset class, the due diligence needed to evaluate these small companies and the capacity constraints of this asset class. The Independent Trustees recognized that an integral part of the Advisor’s strategy is to close Funds as necessary, particularly Funds investing in small and micro cap companies, to protect shareholders. More specifically, the Independent Trustees recognized that a larger asset size in the small and micro cap funds could dilute performance as it is more difficult to replicate performance in these funds at larger asset sizes. From time to time, the Funds that have been closed to investors include: Core Growth, International Growth, International Opportunities, Micro Cap, Micro Cap Value, Small Cap Growth, Small Cap Value and Ultra Growth Funds. The Independent Trustees seek to encourage the Advisor’s practice of closing Funds when necessary or appropriate to maintain or enhance performance. However, this practice also limits the Advisor’s ability to earn fees on a larger asset base and exposes the Advisor to reduced revenues from asset outflows if the Fund is closed to, or is otherwise limited in, permitting new investments. In addition to the foregoing, the Trustees considered performance when evaluating fees and, as noted above, the Emerging Markets Small Cap, Micro Cap Value, and Small Cap Growth Funds all had favorable performance. Although the Micro Cap Fund and Small Cap Value Fund have lagged their Benchmarks in more recent years, the Independent Trustees noted that such Funds outperformed their Benchmarks over the 10-year period and were satisfied with steps taken to evaluate and address any performance issues. The Independent Trustees further recognized the Advisor’s research intensive investment approach and related costs, including, in particular, the costs of its research personnel. In addition, the advisory fees and expense caps for the Micro Cap and Micro Cap Value Funds were reduced in 2009. Given the foregoing factors, among others, the Independent Trustees determined the advisory fees for the foregoing Funds were acceptable.

With respect to the Emerging Markets Small Cap, Global Opportunities, International Growth, and International

MARCH 31, 2011

Opportunities Funds, the Independent Trustees noted that the advisory fees and expense ratios were above the median of their respective Peer Group. As with the above Funds, the Independent Trustees considered any capacity constraints of these Funds which limit their asset size. The Independent Trustees also noted that the international aspect of these Funds adds an additional cost to the Advisor’s research intensive investment program to cover an international landscape. In addition, the Independent Trustees recognized, as noted above, the above-average performance of the Funds. Finally, the Independent Trustees noted that the Advisor has agreed to reduce the fees and expense caps applicable to the Global Opportunities Fund and International Growth Fund. More specifically, the advisory fee of the International Growth Fund will be reduced from 1.50% of average daily net assets to 1.25% of average daily net assets. Further, the Advisor has agreed to reduce the expense cap by 20 basis points. Accordingly, the Advisor has agreed to reimburse the Fund for total annual operating expenses in excess of 1.75% until at least January 31, 2012 (excluding interest, taxes, brokerage commissions, other investment related costs and extraordinary expenses). Similarly, the advisory fee of the Global Opportunities Fund will be reduced from 1.95% of average daily net assets to 1.50% of average daily net assets. The expense cap will also be reduced by 30 basis points. The Advisor therefore will reimburse the Fund for total annual operating expenses in excess of 1.95% until at least January 31, 2012 (excluding interest, taxes, brokerage commissions, other investment related costs and extraordinary expenses). The Trustees noted that although the Advisor originally proposed advisory fee waivers for the Global Opportunities and International Growth Funds that could be eliminated, the Advisor has agreed to permanent reductions in these advisory fees at the request of the Trustees. The Trustees also recognized that the advisory fees for the International Opportunities Fund were reduced in 2009. Given the foregoing factors, among others, the Independent Trustees determined the advisory fees for the foregoing Funds were acceptable.

With respect to the Core Growth Fund, the Independent Trustees noted the advisory fee was slightly above, and the expense ratio was the same as, the median for its Peer Group. The Trustees also considered the capacity constraints of the Fund, the research intensive approach of the Advisor as well as the performance of the Fund as noted above. Given the foregoing factors, among others, the Independent Trustees determined that the advisory fee for the foregoing Fund was acceptable.

With respect to the Heritage Growth, Long/Short, and Strategic Income Funds, the Independent Trustees noted that the advisory fees and expense ratios of these Funds were below or equal to the median of their respective Peer Group. Given their investment strategies, these Funds are also generally not subject to capacity constraints limiting the assets size of the Funds upon which advisory fees are calculated. Further, the Independent Trustees considered the Funds’ performance as outlined above. Given the foregoing factors, among others, the Independent Trustees determined that the advisory fees for the foregoing Funds were acceptable.

With respect to the Ultra Growth Fund, the Independent Trustees noted that the advisory fee and expense ratio was above the median for its Peer Group. The Trustees considered the capacity constraints applicable to the Fund. The Independent Trustees also noted that the Fund had favorable performance for the last two years ended August 31, 2010, as described above. The Trustees also considered that the Advisor had agreed to reduce the advisory fee and expense limitation. In this regard, the advisory fee will be reduced from 1.25% to 1.00% of average daily net assets and the expense cap will be reduced 25 basis points. Accordingly, the Advisor will reimburse the Ultra Growth Fund for total annual operating expenses in excess of 1.50% until at least January 31, 2012 (excluding interest, taxes, brokerage commissions, other investment related costs and extraordinary expenses). Given the foregoing factors, among others, the Independent Trustees determined that the advisory fee for the foregoing Fund was acceptable.

With respect to the Global Science & Technology, Large Cap Value, and U.S. Treasury Funds, the Funds’ advisory fees and expense ratios were above the median for their respective Peer Group. While the Global Science & Technology Fund may experience some capacity constraints, the other Funds generally should not. As with the other Funds, the Trustees considered the fees in light of the Funds’ performance. As described in more detail above, the Global Science & Technology Fund had better performance in the recent one year period, the Large Cap Value Fund has outperformed the Benchmark in the longer periods and the U.S. Treasury Fund has continued to provide solid performance. Given the foregoing factors, among others, the Independent Trustees determined that the advisory fees for the foregoing Funds were acceptable.

2.	Fees Charged to Other Advisor and Sub-Advisor Clients

In reviewing fees, the Independent Trustees also compared the advisory fees to the fees the Advisor assesses other types of clients, including institutional and high net worth separate accounts, a private investment company and a foreign fund sub-advised by the Advisor. Currently, the Advisor manages separate account client assets in styles similar to those used for certain Funds, including Core Growth, Emerging Markets Small Cap, Heritage Growth, International Growth, Large Cap Value, Micro Cap, Small Cap Growth, Small Cap Value and Ultra Growth Funds. With respect to separate accounts, the fees for these accounts are generally lower than the comparable Fund (except the fees are the same in the case of the Heritage Growth Fund). The Independent Trustees considered the differences in the product types, including the services provided. In this regard, the Independent Trustees have noted that the range of services provided to a Fund in managing and operating a registered investment company is more extensive than those provided to a separately managed account. The Advisor provides services to each Fund that extend beyond the portfolio management services provided to its separate account clients. As described in more detail above, these services include business, administrative, compliance, third party service provider management, marketing and other services

WASATCH FUNDS — Supplemental Information (continued)

required to operate a Fund. Further, the Independent Trustees recognized that each Fund operates in a highly regulated industry requiring extensive compliance. Such responsibilities generally are not required to the same extent for separate accounts. Accordingly, the Independent Trustees determined that the nature and number of services provided to operate a Fund merit higher fees than those of separate accounts. Similarly, with respect to the private investment company, such company is not subject to the extensive regulatory scheme required of operating registered investment companies such as the Funds, and therefore the services required differ. In addition, the Independent Trustees noted the advisory fee arrangement of the private investment company with the Advisor provides for a performance fee and therefore its fee structure differs significantly from that of the Funds.

In considering the fees of the Sub-Advisors for the Income Fund and U.S. Treasury Fund, the Independent Trustees also considered the pricing schedule the respective Sub-Advisor charges for investment management services for other clients. In this regard, the sub-advisory fee for the U.S. Treasury Fund was at the lower end of the Sub-Advisor’s fee schedule. Similarly, the sub-advisory fee for the Income Fund was at the low end of fees 1st Source assesses for institutional accounts. The Independent Trustees also noted that the sub-advisory fees were established through arm’s length negotiations between the Advisor and the Sub-Advisors, which are unaffiliated with the Advisor.

3.	Profitability of Advisor

The Independent Trustees reviewed pro forma profitability information for the Advisor derived from its relationship with each Fund for the calendar year ending December 31, 2009 and estimated profitability for the calendar year ended December 31, 2010. In reviewing profitability, the Independent Trustees reviewed the methodology utilized to allocate revenue and expenses of the Advisor among the Funds. In considering profitability, the Independent Trustees recognized the inherent limitations in determining profitability which may be affected by many factors, including the allocation of expenses across multiple investment products served by the Advisor. The allocation of research and personnel expenses is also particularly difficult given the Advisor’s shared research culture.

In addition to reviewing the Advisor’s profitability, the Trustees also reviewed the Advisor’s relative profitability compared to publicly available information concerning unaffiliated advisors. However, the Independent Trustees recognized the difficulties in comparing the profitability of various advisors given that individual fund or product line profitability of other advisors generally is not publicly available and the profitability information that is available for certain advisors or management firms may not be representative of the industry and may be affected by numerous factors including the structure of the particular advisor, the types of funds managed, its business mix, expense allocations, and the advisor’s capital structure and cost of capital. The Independent Trustees noted that the Advisor’s profitability is within a reasonable range compared to the peer group of unaffiliated advisors. Based on their review, the Independent Trustees were satisfied that the Advisor’s level of profitability from its relationship with each Fund was not unreasonable in light of the services provided.

With respect to the Sub-Advisors, although a profitability analysis was not available, the Independent Trustees received certain financial statements of the Sub-Advisors. Given that the Sub-Advisors’ fees are at the low end of their respective fee schedules, the fact that the sub-advisory fee is established through arm’s length negotiations, and the range of fees the Sub-Advisors assess to other clients, the Independent Trustees concluded that HIMCO’s and 1st Source’s profitability from its relationship with the U.S. Treasury Fund and Income Fund, respectively, is not unreasonable.

In addition to the above, the Independent Trustees also considered that the Advisor benefits from soft dollar arrangements whereby it receives brokerage and research services from brokers that execute a Fund’s purchases and sales of securities, as described in further detail below.

D. ECONOMIES OF SCALE AND WHETHER FEE LEVELS REFLECT THESE ECONOMIES OF SCALE

With respect to economies of scale, the Independent Trustees recognized the potential benefits resulting from the costs of a fund being spread over a larger asset base, although economies of scale are difficult to measure and predict with precision. One method to help shareholders share in these benefits is to include breakpoints in the advisory fee schedule. The advisory fee schedules of the Funds, however, do not have breakpoints because, as noted above, the Independent Trustees recognized the capacity constraints of the Funds investing in small and micro cap companies. Because the Advisor generally seeks to maintain the assets of these Funds at a level that it believes can be managed effectively, the potential for the assets to grow beyond these levels to achieve economies of scale is limited. Further, with respect to the Funds without such capacity constraints, the Independent Trustees recognized the Advisor’s position that to the extent economies of scale exist, the proposed level of advisory fee reflects such economies of scale. Considering the factors above, the Independent Trustees concluded the absence of breakpoints was acceptable and that such economies as exist are adequately reflected in the Advisor’s fee structure.

E.	INDIRECT BENEFITS

In evaluating fees, the Independent Trustees also considered any indirect benefits or profits the Advisor or its affiliates may receive as a result of its relationship with the Funds. In this regard, the Independent Trustees considered that the Advisor benefits from soft dollar arrangements pursuant to which it receives research from brokers that execute the applicable Fund’s brokerage transactions. The Advisor may receive soft dollar benefits from each Fund, subject to the exceptions noted below for the sub-advised Funds. The Independent Trustees reviewed information regarding the soft dollar arrangements including, among other things, the commissions paid, the research credits earned and the

MARCH 31, 2011

services provided. Further, the Independent Trustees at prior meetings have had extensive discussions regarding the soft dollar arrangements. The Independent Trustees recognized that soft dollar arrangements provide benefits to the Advisor derived from a Fund’s transactions by obtaining research that it would otherwise have to acquire with hard dollars. Accordingly, the Advisor’s profitability would be somewhat lower if it did not receive the research services pursuant to soft dollar arrangements. The Independent Trustees took these “fall out” benefits, if any, into account when reviewing the level of advisory fees. With respect to the Sub-Advisors, the Independent Trustees recognized that the Sub-Advisors currently do not have soft dollar arrangements on behalf of their respective Funds.

F.	APPROVAL OF NEW ADVISORY AND SUB-ADVISORY AGREEMENTS

The Independent Trustees did not identify any single factor discussed previously as all-important or controlling. The Independent Trustees, including a majority of Independent Trustees, concluded that the terms of the Advisory Agreement for each Fund, the HIMCO Sub-Advisory Agreement for the U.S. Treasury Fund, and the 1st Source Sub-Advisory Agreement for the Income Fund were fair and reasonable, that the Advisor’s and Sub-Advisors’ fees are reasonable in light of the services provided to the respective Funds, and that the Advisory Agreement should be and was approved on behalf of each Fund and the Sub-Advisory Agreements should be and were approved on behalf of the U.S. Treasury Fund and the Income Fund, respectively.

WASATCH FUNDS — Service Providers	MARCH 31, 2011

Investment Advisor

Wasatch Advisors, Inc.

150 Social Hall Avenue, 4th Floor

Salt Lake City, UT 84111

Sub-Advisor for the U.S. Treasury Fund

Hoisington Investment Management Co.

6836 Bee Caves Rd.

Building 2, Suite 100

Austin, TX 78746

Sub-Advisor for the Wasatch-1st Source Income Fund

1st Source Corporation Investment Advisors, Inc.

100 North Michigan Street

South Bend, IN 46601

Administrator and Fund Accountant

State Street Bank and Trust Company

801 Pennsylvania Avenue

Kansas City, MO 64105

Distributor

ALPS Distributors, Inc.

1290 Broadway, Suite 1100

Denver, CO 80203

Transfer Agent

UMB Fund Services, Inc.

803 West Michigan Street, Suite A

Milwaukee, WI 53233-2301

Custodian

State Street Bank and Trust Company

801 Pennsylvania Avenue

Kansas City, MO 64105

Legal Counsel to Wasatch Funds and Independent Directors

Chapman and Cutler, LLP

111 West Monroe Street

Chicago, IL 60603

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

1100 Walnut, Suite 1300

Kansas City, MO 64106

WASATCH FUNDS — Guide to Understanding Financial Statements	MARCH 31, 2011

Wasatch Funds provides reports to shareholders twice a year. The annual report is for the Funds’ fiscal year which ends September 30. The semi-annual report is for the six months or period ending March 31. Additionally, the Funds’ schedules of investments for the first and third quarters of each fiscal year are available to shareholders as described on page 134. These reports provide shareholders with important information that will help them evaluate the management and performance of their investments. It is the desire of Wasatch Funds to help shareholders stay in tune with their investments. If you have any questions about the information in this report, a shareholder services representative will be happy to assist you when you call 800.551.1700.

SCHEDULE OF INVESTMENTS

The holdings of each Wasatch Fund are detailed in the “Schedule of Investments.” This section provides a snapshot of the securities each Fund was invested in on the last day of the reporting period. The Wasatch Equity Funds invest primarily in Common Stocks of companies which are grouped together by industry. The U.S. Treasury Fund invests primarily in U.S. Treasury securities. The Wasatch-1st Source Income Fund invests primarily in fixed income securities. The Equity Funds will typically have only minor holdings in Short-Term Investments. At times the Funds may take temporary defensive positions by increasing cash or holdings in Short-Term Investments. Please see the prospectus under “Additional Information about the Funds.”

STATEMENTS OF ASSETS AND LIABILITIES

These financial statements show the Assets and Liabilities of a Fund on the last day of the reporting period. A Fund’s Assets include the value of securities owned, amounts receivable for purchases of Fund shares (capital shares receivable), securities sold, interest and dividends, prepaid expenses and other assets. Liabilities are amounts owed for shareholder redemptions (capital shares payable), securities purchased, investment advisory fees and other expenses. Totaling up the assets and subtracting the liabilities results in a Fund’s Net Assets.

Net Assets consist of capital stock, paid-in capital in excess of par, undistributed net investment income or loss, undistributed net realized gain or loss on investments and net unrealized appreciation or depreciation on investments. Capital stock is stock authorized by a company’s charter and having par value, stated value or no par value. Par value is set by the company issuing the shares and has no relation to Net Asset Value. The par value of one share of each Wasatch Fund is $.01. Paid-in capital in excess of par is capital received from shareholders in exchange for Fund shares that exceeds the par value of the shares. For example, if you bought one share of a Fund for $10, $.01 would show as “Capital stock” on the books of the Fund, and $9.99 would be accounted for under “Paid-in capital in excess of par.” Undistributed net investment income or loss is the amount of net investment income or loss of a Fund since inception that has not been paid to shareholders as a dividend.

Undistributed net realized gain (loss) on investments is the amount of net realized gains or losses generated by a Fund since inception that have not been distributed to shareholders in the form of a capital gain distribution. A gain or loss is realized when a security is sold by a Fund. Net unrealized appreciation (depreciation) on investments is the change in value from the purchase price of securities a Fund continues to hold.

The number of shares a Fund is authorized to sell can be found under Capital Stock, $.01 par value. Issued and outstanding indicates the number of shares owned by shareholders.

Net Asset Value (NAV), Redemption Price and Offering Price Per Share shows the value of one outstanding share of a Fund on the date of the report. A Fund’s share price (NAV) is calculated by dividing the value of all securities and other assets owned by a Fund, less the liabilities charged to that Fund, by the number of Fund shares outstanding. The share price is calculated at the close of business of the New York Stock Exchange on each day the Exchange is open for trading. Please see Wasatch Funds’ prospectus for more information about how share prices are calculated. Information about how the share price is affected by a Fund’s operation can be found under “Financial Highlights” on page 142.

STATEMENTS OF OPERATIONS

Statements of Operations show investment income and expenses for each Fund as well as realized gains or losses from securities sold and the appreciation or depreciation in the value of a Fund’s holdings during the reporting period.

Investment Income shows Interest and Dividends earned from interest-bearing and dividend-paying securities in a Fund’s portfolio.

Expenses show the various fees and expenses paid out of a Fund’s assets such as the fee paid to Wasatch Advisors, the Funds’ investment advisor. Additional fees include shareholder servicing, fund administration and accounting, custody of fund assets, federal and state registration, legal counsel, auditing and trustees’ fees and other expenses. The Funds pay for printing and mailing statements, prospectuses, annual reports and semi-annual reports to shareholders.

Net Investment Income (Loss) is the amount of dividends and interest income earned on securities held by a Fund, less the Fund’s expenses.

Net realized gain (loss) on investments and foreign currency translations is the net gain or loss on securities a Fund has sold. Change in unrealized appreciation (depreciation) on investments and foreign currency translations is the change in value of securities a Fund continues to hold.

Net gain (loss) on investments is the result of changes in the market value of securities a Fund has sold and securities it continues to hold.

STATEMENTS OF CHANGES IN NET ASSETS

Net Assets are a Fund’s remaining assets after taking into consideration any liabilities. Statements of Changes in Net

WASATCH FUNDS — Guide to Understanding Financial Statements (continued)	MARCH 31, 2011

Assets show the increase or decrease in a Fund’s net assets during the reporting period. Investment operations, dividends and capital share transactions affect a Fund’s net assets. Operations is a summary of the Statements of Operations. It includes investment income or loss, net realized gain or loss on investments and foreign currency translations a Fund has sold as well as appreciation or depreciation in the value of investments a Fund continues to hold.

Dividends are distributed by Wasatch Funds to sharehold-ers when Fund investments have earned income in excess of net expenses or when capital gains in excess of capital losses are realized from the sale of securities. Most shareholders choose to reinvest their dividends and capital gain distribu- tions. Each Fund is required by Internal Revenue Code regulations to distribute substantially all of its net investment income and capital gains to shareholders in order to retain its status as a “regulated investment company.”

Capital share transactions are any transactions involving shares of a Fund, including the selling of Fund shares, shares issued by a Fund to shareholders for the reinvestment of dividends, and share redemptions.

FINANCIAL HIGHLIGHTS

The Financial Highlights contain important historical operating information that you may find useful in making decisions or understanding the performance of your investment.

Net Asset Value (NAV) is defined under “Statements of Assets and Liabilities” on page 141. The difference between the Net asset value, beginning of period and the Net asset value, end of period in the Financial Highlights is the change in value of a Fund’s shares over the reporting period, but not its total return.

Income (loss) from investment operations shows how the share price was affected by a Fund’s operations on a per share basis. Net investment income (loss) is the per share amount of dividends and interest income earned on securities held by a Fund, less the Fund’s expenses. Net realized and unrealized gains (losses) on securities is the per share increase or decrease in the value of securities a Fund holds or has sold during the reporting period. Gains or (losses) are realized when securities are sold. Gains or (losses) are unrealized when securities increase or decrease in value but are not sold.

Distributions are the per share amount that a Fund paid to shareholders from net investment income and net realized gains.

Total return is the percentage increase or decrease in the value of an investment over a stated period of time. A total return percentage includes both changes in unrealized and realized gains and income. For the purposes of calculating total return, it is assumed that dividends and distributions are reinvested at the share price on the ex-dividend date of the distribution. A FUND’S TOTAL RETURN CANNOT BE COMPUTED DIRECTLY FROM THE FINANCIAL HIGHLIGHTS.

Supplemental data and ratios are provided to help you better understand your investment. Net assets, end of period, are the net assets of a Fund on the reporting date. Ratio of expenses to average net assets shows the total of a Fund’s operating expenses divided by its average net assets for the stated period before and after waivers and reimbursements by the Advisor, if any. Ratio of net investment income (loss) to average net assets shows a Fund’s net investment income (loss) divided by its average net assets for the stated period before and after waivers and reimbursements by the Advisor, if any. Portfolio turnover rate measures a Fund’s buying and selling activity during the reporting period. It is computed by dividing total purchases or sales, whichever is less, by the average monthly market value of a Fund’s portfolio securities. This calculation does not include securities with a maturity date of less than 12 months.

CONTACT WASATCH

TELEPHONE

800.551.1700

M - F, 7:00 a.m. to 7:00 p.m. CT

Automated Line, 24 Hours

U.S. MAIL

Wasatch Funds

P.O. Box 2172

Milwaukee, WI 53201-2172

OVERNIGHT MAIL

Wasatch Funds

803 West Michigan Street, Suite A

Milwaukee, WI 53233-2301

ONLINE

www.wasatchfunds.com

shareholderservice@wasatchfunds.com

Semi-Annual Report & Quarterly Commentaries

WASATCH®
FUNDS
Deeper, Disciplined Investing™

800.551.1700 • www.wasatchfunds.com

Semi-Annual Report &

Quarterly Commentaries

800.551.1700 • www.wasatchfunds.com

Item 2: Code of Ethics.

Not required.

Item 3: Audit Committee Financial Expert.

Not required.

Item 4. Principal Accountant Fees and Services.

Not required.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Schedule of Investments.

(a) Schedule of Investments is included as a part of the report to shareholders filed under Item 1 of this Form N-CSR.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

The Board of Trustees has not adopted procedures by which shareholders may recommend nominees to the Board.

Item 11. Controls and Procedures.

(a)

The Registrant’s principal executive and principal financial officers have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c)) are effective, as of a date within 90 days of the filing date of this Form N-CSR based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934 (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)

There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the Registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1)	Not required.

(a)(2)	The certifications required by Rule 30a-2(a) of the 1940 Act are attached hereto.

(a)(3)	Not applicable.

(b)	The certifications required by Rule 30a-2(b) of the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

WASATCH FUNDS TRUST

By:	/s/ Samuel S. Stewart, Jr.
Samuel S. Stewart, Jr. President (principal executive officer) of Wasatch Funds Trust

Date:	June 6, 2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Samuel S. Stewart, Jr.
Samuel S. Stewart, Jr. President (principal executive officer) of Wasatch Funds Trust

Date:	June 6, 2011

By:	/s/ Cindy B. Firestone
Cindy B. Firestone Treasurer (principal financial officer) of Wasatch Funds Trust

Date:	June 6, 2011